As filed with the Securities and Exchange Commission on July 26, 2024
File No. 333-53450
File No. 811-10267

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	53	[	X	]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	54	[	X	]

GPS FUNDS I
(Exact Name of Registrant as Specified in Charter)

1655 Grant Street, 10th Floor
Concord, CA 94520
(Address of Principal Executive Offices) (Zip Code)

(800) 664-5345
(Registrant’s Telephone Numbers, Including Area Code)

Carrie E. Hansen
1655 Grant Street, 10th Floor
Concord, CA 94520
(Name and Address of Agent for Service)

Please send copies of all communications to:

Fabio Battaglia, III
Stradley, Ronon, Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on July 31, 2024 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Explanatory Note: This Post-Effective Amendment No. 53 to the Registration Statement of GPS Funds I is being filed for the purpose of updating annual financial information.

GuideMark® Funds
GuidePath® Funds
Prospectus

July 31, 2024

GuideMark® Large Cap Core Fund (Ticker: GMLGX)

GuideMark® Emerging Markets Fund (Ticker: GMLVX)

GuideMark® Small/Mid Cap Core Fund (Ticker: GMSMX)

GuideMark® World ex-US Fund (Ticker: GMWEX)

GuideMark® Core Fixed Income Fund (Ticker: GMCOX)

GuidePath® Growth Allocation Fund (Ticker: GPSTX)

GuidePath® Conservative Allocation Fund (Ticker: GPTCX)

GuidePath® Tactical Allocation Fund (Ticker: GPTUX)

GuidePath® Absolute Return Allocation Fund (Ticker: GPARX)

GuidePath® Multi-Asset Income Allocation Fund (Ticker: GPMIX)

GuidePath® Flexible Income Allocation Fund (Ticker: GPIFX)

GuidePath® Managed Futures Strategy Fund (Ticker: GPMFX)

GuidePath® Conservative Income Fund (Ticker: GPICX)

GuidePath® Income Fund (Ticker: GPINX)

GuidePath® Growth and Income Fund (Ticker: GPIGX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
GUIDEMARK® LARGE CAP CORE FUND
Investment Objective
GuideMark® Large Cap Core Fund (the “Fund”) seeks capital appreciation over the long term.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.44%
Administrative Service Fees	0.25%
All Other Expenses	0.19%
Total Annual Fund Operating Expenses(1)	0.89%
(1)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and includes the expense reductions generated when the Fund loaned its portfolio securities.

Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.47% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of large capitalization companies. The Fund considers “large capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 1000® Index.
The Fund also may invest in derivatives such as futures, forwards and other similar instruments in order to “equitize” cash balances by gaining exposure to relevant equity markets. To the extent that derivatives have economic characteristics similar to the securities of large capitalization companies, they will be counted as such for purposes of the Fund’s 80% investment policy.
The sub-advisor uses a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down) and quality (i.e., profitability). The sub-advisor seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The sub-advisor may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the sub-advisor’s proprietary research.
The sub-advisor constructs the Fund’s portfolio by investing in the securities comprising the Russell 1000® Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the sub-advisor’s judgment, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. Different risks may be more significant at different times depending on market conditions or other factors. The following risks could affect the value of your investment in the Fund:
•Management Risk: An investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of companies in which the Fund invests.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s sub-advisor believes are their full value.
•Quantitative Investment Techniques Risk: Quantitative models may contain design flaws. In addition, quantitative investment techniques may rely on inaccurate assumptions or data inputs, and the Fund may be adversely affected by errors or limitations in the construction and implementation of these techniques.
•Information Technology Sector Risk. The information technology (IT) sector has historically been relatively volatile due to the rapid pace of product development within the sector. Products and services of IT companies may not achieve commercial success or may become obsolete quickly. Stock prices of companies operating within this sector may be subject to abrupt or erratic movements. Additionally, these companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. The activities of these companies may also be adversely affected by changes in government regulations.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategies on October 9, 2015. The performance set forth below prior to such date is attributable to the previous investment strategies and different sub-advisors.

GUIDEMARK® LARGE CAP CORE FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 13.44%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended June 30, 2020	24.25%
Worst Quarter:	Quarter ended March 31, 2020	-21.48%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Large Cap Core Fund – Service Shares
Return Before Taxes	25.29%	14.88%	10.52%
Return After Taxes on Distributions	25.06%	14.10%	9.82%
Return After Taxes on Distributions and Sale of Fund Shares	15.13%	11.90%	8.53%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	26.53%	15.52%	11.80%
Russell 3000® Index (1) (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.
Investment Advisor and Sub-Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund. Goldman Sachs Asset Management, L.P. (“GSAM”) is the sub-advisor for the Fund.
Portfolio Manager: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with GSAM	Length of Service to the Fund
Karhan E. Akcoglu	Vice President	Since 2021
Andrew Alford	Managing Director	Since 2023
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEMARK® EMERGING MARKETS FUND
Investment Objective
GuideMark® Emerging Markets Fund (the “Fund”) seeks capital appreciation over the long term.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.29%
Administrative Service Fees	0.25%
All Other Expenses	1.04%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses(2)	1.91%
Fee Waiver and/or Expense Assumption(3)	-0.48%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)(2)(3)	1.43%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
(3)AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2025 to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, AFFE, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 1.40% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2025 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.

Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense assumption by the Advisor for the 1-year number only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$146	$554	$987	$2,194
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.80% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its assets in securities and other instruments that provide exposure to emerging market countries. For purposes of this policy, securities and other instruments that provide exposure to emerging market countries include: (i) securities issued by entities which are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries, (ii) securities denominated in, or linked to, currencies or interest rates of an emerging market country or countries, and (iii) derivatives or pooled structures (such as exchange-traded funds (“ETFs”)) that are linked to emerging markets. The Fund considers emerging market countries to be those defined by the MSCI Emerging Markets Index. The Fund will, under normal circumstances, seek exposure to a minimum of three emerging market countries.
The Fund mainly invests in equity securities of issuers in emerging market countries. The Fund’s investments in equity securities may include common stocks, unit stocks, stapled securities, ETFs and preferred stocks of companies of any size capitalization. The Fund also may invest in depositary receipts, including American Depositary Receipts (“ADRs”) of foreign companies and Global Depositary Receipts (“GDRs”). Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.
The Fund also may invest in derivatives such as futures, forwards and other similar instruments in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) hedge exposure to foreign currencies. The Fund may engage in currency futures and currency forwards for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivatives for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance.
The sub-advisor uses a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down) and quality (i.e., profitability). The sub-advisor seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The sub-advisor may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the sub-advisor’s proprietary research.
The sub-advisor constructs the Fund’s portfolio by investing in the securities comprising the MSCI Emerging Markets Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the sub-advisor’s judgment, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. Different risks may be more significant at different times depending on market conditions or other factors. The following risks could affect the value of your investment in the Fund:
•Management Risk: An investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of companies in which the Fund invests.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Additionally, trading in the currencies of emerging market countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions.
•Regional Risk. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will have increased exposure to the risks affecting that specific geographic region. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. In addition, adverse economic events in a certain region can impact securities of issuers in other countries whose economies appear to be unrelated. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. The Chinese economy is heavily dependent on its large export sector and its economic growth may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on goods and services it produces. Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). VIEs are common and are are well known to Chinese officials and regulators, but historically the VIE structure has not been formally recognized under Chinese law. There is uncertainty as to whether Chinese courts or arbitration bodies would enforce the contractual rights of foreign investors in a VIE structure and whether Chinese officials and regulators will reverse their acceptance of the VIE structure generally, or with respect to certain industries.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.

•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s sub-advisor believes are their full value.
•Quantitative Investment Techniques Risk: Quantitative models may contain design flaws. In addition, quantitative investment techniques may rely on inaccurate assumptions or data inputs, and the Fund may be adversely affected by errors or limitations in the construction and implementation of these techniques.
•Foreign Securities Risk: The risks of investing in foreign securities, ADRs and GDRs can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund's assets.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue. For example, with currency derivatives, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies underlying the currency derivatives entered into by the Fund.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategies on October 9, 2015. The performance set forth below prior to such date is attributable to the previous investment strategies and different sub-advisors.

GUIDEMARK® EMERGING MARKETS FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 8.60%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended December 31, 2020	19.40%
Worst Quarter:	Quarter ended March 31, 2020	-25.06%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Emerging Markets Fund – Service Shares
Return Before Taxes	11.08%	3.56%	4.03%
Return After Taxes on Distributions	10.29%	2.37%	2.94%
Return After Taxes on Distributions and Sale of Fund Shares	7.28%	2.99%	3.18%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	10.27%	4.07%	3.05%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Investment Advisor and Sub-Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund. Goldman Sachs Asset Management, L.P. (“GSAM”) is the sub-advisor for the Fund.
Portfolio Manager: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with GSAM	Length of Service to the Fund
Karhan E. Akcoglu	Vice President	Since 2021
Andrew Alford	Managing Director	Since 2023

Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEMARK® SMALL/MID CAP CORE FUND
Investment Objective
GuideMark® Small/Mid Cap Core Fund (the “Fund”) seeks capital appreciation over the long term.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.59%
Administrative Service Fees	0.25%
All Other Expenses	0.34%
Total Annual Fund Operating Expenses(1)	1.16%
(1)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and includes the expense reductions generated when the Fund loaned its portfolio securities.
Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.37% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of small-to-medium capitalization companies. The Fund considers “small-to-medium capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 2500TM Index.
The Fund may invest in derivatives such as futures, forwards and other similar instruments in order to “equitize” cash balances by gaining exposure to relevant equity markets. To the extent that derivatives have economic characteristics similar to the securities of small-to-medium capitalization companies, they will be counted as such for purposes of the Fund’s 80% investment policy.
The sub-advisor uses a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down) and quality (i.e., profitability). The sub-advisor seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The sub-advisor may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the sub-advisor’s proprietary research.
The sub-advisor constructs the Fund’s portfolio by investing in the securities comprising the Russell 2500TM Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the sub-advisor’s judgment, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.
The Fund lends its portfolio securities to seek to generate additional income.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. Different risks may be more significant at different times depending on market conditions or other factors. The following risks could affect the value of your investment in the Fund:
•Management Risk: An investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of companies in which the Fund invests.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s sub-advisor believes are their full value.
•Quantitative Investment Techniques Risk: Quantitative models may contain design flaws. In addition, quantitative investment techniques may rely on inaccurate assumptions or data inputs, and the Fund may be adversely affected by errors or limitations in the construction and implementation of these techniques.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategies on October 9, 2015. The performance set forth below prior to such date is attributable to the previous investment strategies and different sub-advisors.

GUIDEMARK® SMALL/MID CAP CORE FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 2.12%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended June 30, 2020	27.45%
Worst Quarter:	Quarter ended March 31, 2020	-29.92%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Small/Mid Cap Core Fund – Service Shares
Return Before Taxes	17.74%	12.46%	8.22%
Return After Taxes on Distributions	17.56%	11.56%	6.62%
Return After Taxes on Distributions and Sale of Fund Shares	10.64%	9.95%	6.24%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)	17.42%	11.67%	8.36%
Russell 3000® Index (1) (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.
Investment Advisor and Sub-Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund. Goldman Sachs Asset Management, L.P. (“GSAM”) is the sub-advisor for the Fund.
Portfolio Manager: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with GSAM	Length of Service to the Fund
Karhan E. Akcoglu	Vice President	Since 2021
Andrew Alford	Managing Director	Since 2023

Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEMARK® WORLD EX-US FUND
Investment Objective
GuideMark® World ex-US Fund (the “Fund”) seeks capital appreciation over the long term.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.74%
Administrative Service Fees	0.25%
All Other Expenses	0.49%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	1.25%
Fee Waiver and/or Expense Assumption(3)	-0.09%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)(2)(3)	1.16%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
(3)AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2025, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, acquired fund fees and expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 1.14% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2025 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.

Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense assumption by the Advisor for the 1-year number only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$388	$678	$1,503
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30.33% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund invests primarily in equity securities incorporated or traded outside the United States. Generally, the Fund’s assets will be invested in securities of companies located in developed countries. The Fund considers developed countries to be those defined by the MSCI World ex-USA Index. The Fund will, under normal circumstances, invest in a minimum of three countries outside of the United States.
The Fund’s investments in equity securities may include common stocks, unit stocks, stapled securities, exchange-traded funds (“ETFs”) and preferred stocks of companies of any size capitalization. The Fund also may invest in depositary receipts, including American Depositary Receipts (“ADRs”) of foreign companies and Global Depositary Receipts (“GDRs”). Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund also may invest in derivatives such as futures, forwards and other similar instruments in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) hedge exposure to foreign currencies. The Fund may engage in currency futures and currency forwards for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivatives for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. To the extent that derivatives have economic characteristics similar to equity securities, they will be counted as such for purposes of the Fund’s 80% investment policy.
The sub-advisor uses a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down) and quality (i.e., profitability). The sub-advisor seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The sub-advisor may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the sub-advisor’s proprietary research.
The sub-advisor constructs the Fund’s portfolio by investing in the securities comprising the MSCI World ex-USA Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the sub-advisor’s judgment, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. Different risks may be more significant at different times depending on market conditions or other factors. The following risks could affect the value of your investment in the Fund:
•Management Risk: An investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of companies in which the Fund invests.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s sub-advisor believes are their full value.
•Quantitative Investment Techniques Risk: Quantitative models may contain design flaws. In addition, quantitative investment techniques may rely on inaccurate assumptions or data inputs, and the Fund may be adversely affected by errors or limitations in the construction and implementation of these techniques.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.
•Foreign Securities Risk: The risks of investing in ADRs, GDRs and foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. In addition, the use of currency derivatives may not match or fully offset changes in the value of the underlying non-dollar-denominated or bank assets. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue. For example, with currency derivatives, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies underlying the currency derivatives entered into by the Fund.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategies on October 9, 2015. The performance set forth below prior to such date is attributable to the previous investment strategies and different sub-advisors.

GUIDEMARK® WORLD EX-US FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 5.17%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended December 31, 2022	17.76%
Worst Quarter:	Quarter ended March 31, 2020	-22.94%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
World ex-US Fund – Service Shares
Return Before Taxes	16.10%	7.18%	3.34%
Return After Taxes on Distributions	15.34%	6.83%	3.04%
Return After Taxes on Distributions and Sale of Fund Shares	10.34%	5.82%	2.75%
MSCI World ex-USA Index (reflects no deduction for fees, expenses or taxes)	18.60%	9.02%	4.85%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.
Investment Advisor and Sub-Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund. Goldman Sachs Asset Management, L.P. (“GSAM”) is the sub-advisor for the Fund.
Portfolio Manager: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with GSAM	Length of Service to the Fund
Karhan E. Akcoglu	Vice President	Since 2021
Andrew Alford	Managing Director	Since 2023

Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEMARK® CORE FIXED INCOME FUND
Investment Objective
GuideMark® Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with low volatility of principal.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.60%
Administrative Service Fees	0.25%
All Other Expenses	0.35%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	1.01%
Fee Waiver and/or Expense Assumption(3)	-0.05%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)(2)(3)	0.96%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
(3)AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2025, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, acquired fund fees and expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.94% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2025 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.

Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense assumption by the Advisor for the 1-year number only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$317	$553	$1,232
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 267.22% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.
The Fund will primarily invest in fixed income securities that are rated investment grade or better (i.e., rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality by the Fund’s sub-advisor if the security is unrated). The fixed income securities in which the Fund invests may have maturities of any length.
The Fund is designed to allow the sub-advisor to invest in the core sectors of the U.S. domestic fixed income market (as defined by the Fund’s benchmark index) while seeking to maintain the Fund’s duration within a relatively close range to the duration of the Fund’s benchmark index. Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.
The sub-advisor combines top-down views with bottom-up driven research to manage the Fund’s assets. Top-down views set by the portfolio management team determine risk targets, sector allocation, duration and yield curve positioning. Sector teams are responsible for credit research and building bottom-up driven sector portfolios that meet the targets set by the portfolio management team.
While the Fund will primarily invest in fixed income securities that are rated investment grade, the Fund may, at times, hold debt securities that are rated below investment grade as a result of downgrades in the rating of the securities subsequent to their purchase by the Fund.
The Fund may buy and sell certain types of exchange-traded and over-the-counter derivative instruments for duration and risk management purposes and otherwise in pursuit of the Fund’s investment objective. The types of derivatives in which the Fund may invest include, but are not limited to, futures contracts, swaps agreements and options.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. Different risks may be more significant at different times depending on market conditions or other factors. The following risks could affect the value of your investment in the Fund:
•Management Risk: An investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of companies or issuers in which the Fund invests.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. The issuer of a fixed income security may experience financial problems, causing it to be unable to meet its payment obligations.
•Tax Risk Inflation-Indexed Securities: Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. For example, Connecticut Avenue Securities issued by the Federal National Mortgage Association and Structured Agency Credit Risk debt notes issued by the Federal Home

Loan Mortgage Association carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Inflation-Indexed Securities Risk: Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
•Maturity Risk: The Fund may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.
•Portfolio Turnover Risk: Depending on market and other conditions, the Fund may experience a high portfolio turnover, which may result in higher brokerage costs and transaction costs (which could reduce investment returns). Distributions of net short-term capital gains are taxable as ordinary income when Fund shares are held in a taxable account. A fund with a high portfolio turnover rate (a measure of how frequently assets within a fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
•Variable Rate Securities Risk: Changes in interest rates on variable rate securities may lag behind changes in market rates, causing the value of such securities to decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, interest rates on variable rate securities generally reset downward, and their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. Newly originated variable rate securities (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.
•Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) are subject to the following risks: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the risk of disputes with the issuer, difficulty in valuing the security or unexpected investment results.
•Extension Risk: As interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

GUIDEMARK® CORE FIXED INCOME FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was -0.17%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended December 31, 2023	7.08%
Worst Quarter:	Quarter ended March 31, 2022	-6.30%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Core Fixed Income Fund – Service Shares
Return Before Taxes	6.11%	0.83%	1.20%
Return After Taxes on Distributions	4.64%	-0.16%	0.26%
Return After Taxes on Distributions and Sale of Fund Shares	3.60%	0.26%	0.55%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Investment Advisor and Sub-Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund. Wellington Management Company LLP (“Wellington Management”) is the sub‑advisor for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with Wellington Management	Length of Service to the Fund
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	Since 2012
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	Since 2012
Robert D. Burn, CFA	Senior Managing Director and Fixed Income Portfolio Manager	Since 2016
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® GROWTH ALLOCATION FUND
Investment Objective
GuidePath® Growth Allocation Fund (the “Fund”) seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.42%
Administrative Service Fees	0.25%
All Other Expenses	0.17%
Acquired Fund Fees and Expenses(1)	0.16%
Total Annual Fund Operating Expenses(2)	0.83%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.58% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund operates as a fund of funds, investing primarily in registered mutual funds, including exchange-traded funds (“ETFs”). The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).
In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated, either directly or indirectly via the Underlying Funds, among various asset classes, including domestic and international equity securities (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and domestic and international fixed income securities. The intention is to capture broad capital market returns, while seeking to balance the pursuit of maximum total return against the control of risk in the portfolio.
In addition to the general allocation into equity, fixed income and cash equivalent asset classes, the Fund’s assets are also typically allocated among a variety of sub-asset classes. The Fund’s equity investments typically include, either directly or indirectly via the Underlying Funds, a mix of weightings of larger and smaller capitalization equity securities, growth and value stocks, and equity securities from developed and emerging international markets. The Fund’s fixed income investments may be expected to be allocated, either directly or indirectly via the Underlying Funds, among corporate bonds, mortgage-backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and to higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. Typically, a significant portion of the Fund’s fixed income allocation will be in non-investment grade fixed income investments with varying maturities.
The Advisor’s asset allocation decisions are based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.
The Fund’s asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to generally remain consistent for longer periods of time. Under normal circumstances, the Fund is expected to allocate between 65% and 100% of its assets to equity securities or investments that provide exposure to equity securities. Over time, the asset allocation mix may change as a result of changing capital market assumptions. Under normal market conditions, the Fund is expected to allocate approximately 99% of its assets to equity securities or investments that provide exposure to equity securities and 1% of its assets to fixed income securities or investments that provide exposure to fixed income securities, including cash equivalents. The Fund also may allocate significant assets to international equity markets: up to 45% to developed international markets and up to 35% to emerging markets.
The Fund may invest in Underlying Funds that use derivatives for risk management purposes or as part of their investment strategies. An Underlying Fund may use derivatives to enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Fund and the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, each Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.
•Management Risk: An investment or allocation strategy used by the Advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of companies in which the Fund invests.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s Advisor believes are their full value.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.
•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.

•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Junk bonds are subject to greater credit risk than higher-grade securities, have a greater risk of default and are considered speculative. Issuers of junk bonds are more likely to experience financial difficulties that may impair their ability to make principal and interest payments.
•Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for the periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategy on January 19, 2016. The performance set forth below prior to January 19, 2016 is attributable to the previous investment strategies.

GUIDEPATH® GROWTH ALLOCATION FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 10.60%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended June 30, 2020	21.01%
Worst Quarter:	Quarter ended March 31, 2020	-20.68%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Growth Allocation Fund – Service Shares
Return Before Taxes	24.18%	11.57%	6.94%
Return After Taxes on Distributions	23.60%	10.95%	6.02%
Return After Taxes on Distributions and Sale of Fund Shares	14.73%	9.17%	5.34%
S&P® Target Risk Aggressive Index (reflects no deduction for fees, expenses or taxes)	18.69%	10.05%	7.47%
MSCI All Country World Index (ACWI) (1) (reflects no deduction for fees, expenses or taxes)	22.81%	12.27%	8.48%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.

Investment Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund
Selwyn Crews	Director, Investment Strategies	Since Inception
Christian Chan	Senior Vice President, Chief Investment Officer	Since 2022

Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® CONSERVATIVE ALLOCATION FUND
Investment Objective
GuidePath® Conservative Allocation Fund (the “Fund”) seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.45%
Administrative Service Fees	0.25%
All Other Expenses	0.20%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Fund Operating Expenses(2)	0.85%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.92% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund operates as a fund of funds, investing primarily in registered mutual funds, including exchange-traded funds (“ETFs”). The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).
In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated, either directly or indirectly via the Underlying Funds, into a diversified portfolio consisting of domestic and international equity securities (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and domestic and international fixed income securities. The intention is to capture broad capital market returns over the long term, while seeking to balance the pursuit of maximum total return against the control of risk in the portfolio.
In addition to the general strategic allocation into equity, fixed income and cash equivalent asset classes, the Fund’s assets are also typically allocated among a variety of sub-asset classes. The Fund’s equity investments typically include, either directly or indirectly via the Underlying Funds, a mix of weightings of larger and smaller capitalization equity securities, growth and value stocks, and equity securities from developed and emerging international markets. The Fund’s fixed income investments may be expected to be allocated, either directly or indirectly via the Underlying Funds, among corporate bonds, mortgage-backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and to higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. A significant portion of the Fund’s fixed income allocation may be in non-investment grade fixed income investments with varying maturities. The Fund may also allocate a portion of its assets to commodities related investments.
The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio.
Under normal circumstances, the Fund is expected to allocate between 15% and 55% of its assets to equity securities and investments that provide exposure to equity securities and between 45% and 85% of its assets to fixed income securities and investments that provide exposure to fixed income securities. Over time, the asset allocation mix may change as a result of changing capital market assumptions or short-term market opportunities. Under normal market conditions, the Fund is expected to allocate approximately 35% of its assets to equity securities and investments that provide exposure to equity securities and 65% of its assets to fixed income securities and investments that provide exposure to fixed income securities, including cash equivalents. For example, if the Advisor believes that the stock market is undervalued, it may increase the equity allocation, or if the Advisor believes that the stock market is overvalued, it may decrease the equity allocation. Within these ranges, the Advisor has the ability to overweight or underweight certain asset classes in pursuit of increased return or reduced risk in the short to intermediate term. The Fund’s portfolio will be rebalanced periodically as a result of asset class performance causing drift away from the targeted asset allocation mix.
The Fund may invest in Underlying Funds that use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Fund and the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, each Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.
•Management Risk: An investment or allocation strategy used by the Advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of companies in which the Fund invests.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s Advisor believes are their full value.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.
•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Junk bonds are subject to greater credit risk than higher-grade securities, have a greater risk of default and are considered speculative. Issuers of junk bonds are more likely to experience financial difficulties that may impair their ability to make principal and interest payments.
•Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.
•Commodities Risk: The Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities. Commodity-linked investments may have a substantial risk of loss with respect to both principal and interest, and their returns may deviate significantly from the return of the underlying commodity, instruments, or measures. The ability of the Fund to invest in commodity-linked investments without exposing the Fund to Fund-level tax is limited under the Internal Revenue Code of 1986, as amended.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.

Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for the periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategy on January 19, 2016. The performance set forth below prior to January 19, 2016 is attributable to the previous investment strategies.

GUIDEPATH® CONSERVATIVE ALLOCATION FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 3.91%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended June 30, 2020	9.61%
Worst Quarter:	Quarter ended March 31, 2020	-10.61%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Conservative Allocation Fund – Service Shares
Return Before Taxes	10.65%	5.96%	3.59%
Return After Taxes on Distributions	9.45%	5.08%	2.42%
Return After Taxes on Distributions and Sale of Fund Shares	6.50%	4.39%	2.51%
S&P® Target Risk Conservative Index (reflects no deduction for fees, expenses or taxes)	11.21%	4.86%	4.02%
Bloomberg U.S. Aggregate Bond Index (1) (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Investment Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund
Selwyn Crews	Director, Investment Strategies	Since Inception
Christian Chan	Senior Vice President, Chief Investment Officer	Since 2022
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® TACTICAL ALLOCATION FUND
Investment Objective
GuidePath® Tactical Allocation Fund (the “Fund”) seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.44%
Administrative Service Fees	0.25%
All Other Expenses	0.19%
Acquired Fund Fees and Expenses(1)	0.11%
Total Annual Fund Operating Expenses(2)	0.90%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 333.31% of the average value of its portfolio.
Principal Investment Strategies of the Fund
In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated into a diversified portfolio consisting of domestic and international equity securities (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)), domestic and international fixed income securities, exchange-traded funds (“ETFs”), mutual funds and cash equivalent money market securities. The Fund’s allocation to individual securities may range from 0% to 90% of the Fund’s assets.
The asset classes in which the Fund may invest include growth and value stocks, equity securities from developed and emerging international markets, commodity-related securities and domestic and international real estate securities, corporate bonds, mortgage- backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. The Fund may invest in debt obligations of any maturity. A significant portion of the Fund’s fixed income allocation may be in non-investment grade fixed income investments with varying maturities, but these allocations may vary significantly over time.
The Fund may allocate assets to various fixed income and equity securities and sectors. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure to unattractive sectors at the appropriate times, while also increasing exposure to attractive sectors on a timely basis.
The Fund may invest in investment companies (collectively, referred to herein as “Underlying Funds”) when AssetMark, Inc. (“AssetMark”

or the “Advisor”) believes that investing in Underlying Funds would provide the Fund with an efficient means of creating exposure to a broad range of securities. The Fund’s allocation to Underlying Funds may range from 10% to 100% of the Fund’s assets. The Fund may also invest in other exchange-traded products, such as exchange-traded notes (“ETNs”). The ETFs and ETNs in which the Fund invests may include inverse, leveraged, and inverse-leveraged ETFs and ETNs. Inverse ETFs and ETNs are designed to correlate inversely with the performance of an index. Leveraged and inverse-leveraged ETFs and ETNs seek investment results that correspond to two or more times the performance of an index or inverse of the performance of an index, respectively. By investing in the Fund, you will indirectly bear fees and expenses of Underlying Funds in which the Fund may invest in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may invest in Underlying Funds that use alternative strategies (e.g., long/short strategies - equity and fixed income, market- neutral strategies, and absolute return/global macro strategies) and/or use derivatives for risk management purposes or as part of their investment strategies. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust its risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, including tactical volatility managed asset allocation approaches developed by various research providers selected by the Advisor. The Advisor may utilize a combination of internal and external research constructing the Fund’s portfolio.
The Fund’s asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to change frequently over time. The Fund does not have a set target asset allocation mix among equities, fixed income securities and cash equivalent investments. If the Advisor believes that the stock market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes such as fixed income or cash equivalent securities. The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return. Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Fund and the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Management Risk: An investment or allocation strategy used by the Advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of companies in which the Fund invests.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s Advisor believes are their full value.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.
•Investments in Underlying Funds Risk: To the extent that the Fund allocates a substantial portion of its assets to Underlying Funds, the ability of the Fund to meet its investment objective will depend on the ability of the Underlying Funds to meet their investment objectives. There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, the Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Exchange-Traded Notes Risk: ETNs are debt securities that are traded on an exchange (e.g., the New York Stock Exchange) whose returns are linked to the performance of a particular market benchmark or strategy. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed- income risks.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Alternative Strategies Risk: Certain Underlying Funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.
•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Junk bonds are subject to greater credit risk than higher-grade securities, have a greater risk of default and are considered speculative. Issuers of junk bonds are more likely to experience financial difficulties that may impair their ability to make principal and interest payments.
•Leveraged and Inverse ETF/ETN Risk: Inverse ETFs/ETNs generally use derivatives and short sales that, in combination, are designed to produce returns that move in the opposite direction of the indices they track. To the extent the Fund invests in ETFs/ETNs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF/ETN will fall as the performance of that ETF or ETN’s benchmark rises, a result that is the opposite from traditional mutual funds. The Fund’s use of leveraged and inverse-leveraged ETFs and ETNs has the economic effect of creating financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund had not invested in these instruments at all.
•Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Commodities Risk: The Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities. Commodity-linked investments may have a substantial risk of loss with respect to both principal and interest, and their returns may deviate significantly from the return of the underlying commodity, instruments, or measures. The ability of the Fund to invest in commodity-linked investments without exposing the Fund to Fund-level tax is limited under the Internal Revenue Code of 1986, as amended.
•Real Estate Risk: The value of real estate-linked derivative instruments and other real estate-related securities such as real estate investment trusts (“REITs”) may be affected by risks similar to those associated with direct ownership of real estate, in addition to the risks of poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for favorable treatment. To the extent the Fund invests in REITs, you will indirectly bear fees and expenses of the underlying REITs in addition to the Fund’s direct fees and expenses. REITs may have limited diversification and may not exhibit the same (or any) correlation with inflation that real estate or other real estate securities exhibit.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Portfolio Turnover Risk: Depending on market and other conditions, the Fund may experience a high portfolio turnover, which may result in higher brokerage costs and transaction costs (which could reduce investment returns). Distributions of net short-term capital gains are taxable as ordinary income when Fund shares are held in a taxable account. A fund with a high portfolio turnover rate (a measure of how frequently assets within a fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for the periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategy on January 19, 2016 and again on November 22, 2019. The performance set forth below prior to such dates is attributable to the previous investment strategies.

GUIDEPATH® TACTICAL ALLOCATION FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 13.64%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended December 31, 2023	10.42%
Worst Quarter:	Quarter ended March 31, 2020	-14.32%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Tactical Allocation Fund – Service Shares
Return Before Taxes	14.86%	8.46%	5.22%
Return After Taxes on Distributions	14.47%	6.90%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	8.98%	6.22%	3.77%
S&P 500® Daily Risk Control 10% Index (reflects no deduction for fees, expenses or taxes)	17.35%	8.74%	7.88%
S&P 500® Index (1) (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
FTSE 3-Month Treasury Bill Index (1) (reflects no deduction for fees, expenses or taxes)	5.26%	1.91%	1.26%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after- tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.
Investment Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.

Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund
Selwyn Crews	Director, Investment Strategies	Since Inception
Christian Chan	Senior Vice President, Chief Investment Officer	Since 2022
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND
Investment Objective
GuidePath® Absolute Return Allocation Fund (the “Fund”) seeks to achieve consistent absolute positive returns over time regardless of the market environment.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.49%
Administrative Service Fees	0.25%
All Other Expenses	0.24%
Acquired Fund Fees and Expenses(1)	0.27%
Total Annual Fund Operating Expenses(2)	1.11%
Fee Waiver and/or Expense Assumption(3)	-0.09%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)(2)(3)	1.02%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
(3)AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2025, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, acquired fund fees and expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.69% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2025 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.

Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense assumption by the Advisor for the 1-year number only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$344	$603	$1,344
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53.14% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund operates as a fund of funds, investing primarily in registered mutual funds, including exchange-traded funds (“ETFs”). The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. (“AssetMark” or the “Advisor”) believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the

Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).
The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from absolute return asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio. The research providers’ absolute return asset allocation approaches typically utilize fundamental and quantitative analyses of global market and economic conditions and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek to achieve consistent absolute positive returns over time regardless of the market environment.
In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in fixed income or equity-oriented investments across global markets, using varying active asset allocation strategies among different security types, asset classes, yield and duration, valuation analyses, and currency exposure considerations.
The Fund may utilize an absolute return asset allocation strategy that builds on a foundation of alternative investments, such as long/short equity funds that seek a modest positive return from equity investments, that attempts to stay insulated from general stock market volatility, combined with opportunistic equity and fixed income investments strategically selected to enhance returns. The Fund may invest in Underlying Funds that use alternative strategies and/or use derivatives for risk management purposes or engage in significant use of derivatives as part of their investment strategies. The alternative strategies used by Underlying Funds may include, among others, long/short strategies – equity and fixed income, market-neutral strategies, absolute return/global macro strategies, and risk premium strategies, including market risk transfer strategies, alternative (marketplace) lending and real estate, reinsurance and commodity-linked derivatives. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets or asset classes, including digital assets such as bitcoin.
The Fund may also utilize absolute return asset allocation strategies that allocate assets to various fixed income instruments and sectors using various passive index-oriented ETFs focusing on instruments such as U.S. Government bonds and notes, corporate bonds, bank loans, mortgage-related securities and asset-backed securities, inflation-protected debt securities, corporate bonds of various quality levels and maturity/duration, and cash equivalent investments. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure at the appropriate times, while increasing exposure to attractive sectors on a timely basis.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Fund and the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, each Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.
•Management Risk: An investment or allocation strategy used by the Advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of companies in which the Fund invests.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Alternative Strategies Risk: Certain Underlying Funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s Advisor believes are their full value.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.

•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Junk bonds are subject to greater credit risk than higher-grade securities, have a greater risk of default and are considered speculative. Issuers of junk bonds are more likely to experience financial difficulties that may impair their ability to make principal and interest payments.
•Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Maturity Risk: The Fund may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.
•Municipal Securities Risk: The risk of a municipal security depends on the ability of the issuer, or any entity providing a credit enhancement, to continue to meet its obligations for the payment of interest and principal when due.
•Loan Risk: Loans are subject to risk of loss as a result of borrower default, sensitivity to interest rate and economic changes, valuation difficulties and potential decreased liquidity to a greater extent than other types of investments. The value of any collateral securing a loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take longer than 7 days for investments in loans to settle, which may adversely affect an Underlying Fund’s ability to timely honor redemptions. Newly originated variable rate securities (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may

(increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Bitcoin Investments Risk: Certain Underlying Funds may invest in bitcoin, bitcoin futures contracts and options on bitcoin futures contracts (or options on ETFs that invest in bitcoin or bitcoin futures contracts). Bitcoin operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Bitcoin is not generally accepted as legal tender. Regulation of bitcoin and other cryptocurrencies is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of bitcoin. The market price of bitcoin has historically been highly volatile. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact other cryptocurrencies may lead to a decline in the value of bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Accordingly, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and impact the value of bitcoin futures. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin and/or bitcoin futures.
Shares of ETFs that hold bitcoin and/or bitcoin futures may trade in the secondary market at a premium to or discount from their NAVs, and an Underlying Fund may purchase or sell shares of bitcoin futures ETFs at prices above or below such NAVs. Because the market price of ETF shares depends in part on the demand in the market for the shares, as well as on the value of the ETF’s component assets, and because the market price of ETF shares is subject to tracking error, the market price of a bitcoin futures ETF may be more volatile than the underlying bitcoin futures contracts in which the bitcoin futures ETF invests. In addition, an Underlying Fund may not be able to liquidate bitcoin futures ETF holdings at the time or price desired, which may adversely impact the Underlying Fund’s performance and in turn, the value of the Fund’s investment. Furthermore, there may be times when the exchange halts trading in the shares of a bitcoin futures ETF, in which case the Underlying Fund would be unable to sell them until trading is resumed.
•Bitcoin Market Volatility Risk: Bitcoin has historically exhibited higher price volatility than more traditional asset classes. For instance, the two largest historical drawdowns were during the period from June 8, 2011 to November 18, 2011 and the period from December 17, 2017 to December 14, 2018, when bitcoin experienced a decline of roughly 93% and 84%, respectively. The price of bitcoin and therefore the value of an investment in the Underlying Fund may be negatively impacted by unfavorable investor sentiment resulting from recent developments in the broader digital asset industry, including the fallout from the recent insolvency proceedings of digital asset market participants such as digital asset exchange FTX Trading Ltd., et al. (and its affiliated hedge fund Alameda Research LLC), digital asset hedge fund Three Arrows Capital and digital asset lenders Celsius Network LLC, et al., Voyager Digital Ltd., et al. and BlockFi Inc. The value of bitcoin and, therefore, of an Underlying Fund’s bitcoin strategy, could decline rapidly, including to zero, which would adversely affect the Underlying Fund’s NAV per share.
•Insurance-Linked Securities Risk: The principal risk of investments in insurance-linked securities is that a triggering event (which could include a natural disaster like an earthquake or tornado or a commercial or industrial accident like an aviation disaster or oil spill) occurs, resulting an Underlying Fund losing all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Underlying Fund, the Underlying Fund could suffer substantial losses and an investor will lose money. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. Certain reinsurance investments may be difficult to value. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance-linked securities carry a high degree of risk.
•Marketplace Loan Risk: Investments by Underlying Funds in loans sourced through marketplace lending platforms are subject to additional risks than those applicable to investments in loans generally. If a borrower is unable or fails to make payments on a loan for any reason, an Underlying Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to directly enforce its rights under the loan, whether through the borrower or the marketplace lending platform through which the loan was originated. Borrowings obtained through marketplace lending platforms may not limit borrowers from incurring additional debt which may impair the borrower’s ability to repay interest and principal of the original loan. Default history for alternative lending platforms is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. An Underlying Fund may have limited knowledge about the underlying loans to which it has exposure and is dependent upon the platform for information regarding the loans and borrowers’ credit information. Such information may be incomplete, inaccurate or outdated and may, therefore, not accurately reflect the borrowers’ actual creditworthiness. Disruptions in the business of a platform may also negatively impact the value of loans sourced through that platform. Investments in loans sourced through a marketplace lending platform may also be negatively impacted if the platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans.
•Subordinated Real Estate Loan Risk: An Underlying Fund may acquire or originate subordinated real estate loans secured by single family rental properties, including mezzanine loans in the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning such properties or the entity that owns the interest in the entity owning such properties. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy such loan, the Underlying Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Underlying Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. If a borrower defaults on a loan owned by the Underlying Fund or on debt senior to such loan, or in the event of a borrower bankruptcy, such loan will be satisfied only after the senior debt is paid in full. These types of investments may become unsecured as a result of foreclosure by the senior lender.
•Real Estate Risk: The value of real estate-linked derivative instruments and other real estate-related securities such as real estate investment trusts (“REITs”) may be affected by risks similar to those associated with direct ownership of real estate, in addition to the risks of poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for favorable treatment. To the extent the Fund invests in REITs, you will indirectly bear fees and expenses of the underlying REITs in addition to the Fund’s direct fees and expenses. REITs may have limited diversification and may not exhibit the same (or any) correlation with inflation that real estate or other real estate securities exhibit.
•Portfolio Turnover Risk: Depending on market and other conditions, the Fund may experience a high portfolio turnover, which may result in higher brokerage costs and transaction costs (which could reduce investment returns). Distributions of net short-term capital gains are taxable as ordinary income when Fund shares are held in a taxable account. A fund with a high portfolio turnover rate (a measure of how frequently assets within a fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for the periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategy on January 19, 2016. The performance set forth below prior to January 19, 2016 is attributable to the previous investment strategies.

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 1.32%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended December 31, 2023	5.23%
Worst Quarter:	Quarter ended June 30, 2022	-5.24%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Absolute Return Allocation Fund – Service Shares
Return Before Taxes	6.81%	1.39%	2.01%
Return After Taxes on Distributions	4.82%	0.24%	0.96%
Return After Taxes on Distributions and Sale of Fund Shares	4.04%	0.59%	1.10%
FTSE 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.26%	1.91%	1.26%
Bloomberg Global Aggregate Bond Index (1) (reflects no deduction for fees, expenses or taxes)	5.72%	-0.32%	0.38%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Investment Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund
Selwyn Crews	Director, Investment Strategies	Since Inception
Christian Chan	Senior Vice President, Chief Investment Officer	Since 2022
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND
Investment Objective
GuidePath® Multi-Asset Income Allocation Fund (the “Fund”) seeks to maximize current income while moderating risk and volatility in the portfolio. As a secondary objective, the Fund seeks capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.50%
Administrative Service Fees	0.25%
All Other Expenses	0.25%
Acquired Fund Fees and Expenses(1)	0.27%
Total Annual Fund Operating Expenses(2)	1.12%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.54% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund operates as a fund of funds, investing primarily in registered mutual funds (both actively and passively managed) and exchange-traded funds (“ETFs”). The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. (“AssetMark” or the “Advisor”) believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of asset classes. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).
The Fund has broad flexibility to allocate its assets among a wide variety of debt and equity securities and real estate investment trusts (“REITs”). As part of its principal investment strategy or for temporary defensive purposes, any portion of the Fund’s assets may also be invested in cash and cash equivalents. The Fund may invest in such instruments directly or indirectly through its investment in Underlying Funds. The Fund’s approach is flexible and allows the Advisor to shift the Fund’s allocations in response to changing market conditions. As a result, the Fund may at times be invested in a single or multiple asset classes, markets or sectors. The Fund may also take positions in various global currencies and may hold positions in instruments that are denominated in currencies other than the U.S. dollar.

The Advisor’s asset allocation decisions are based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio. In attempting to achieve the Fund’s investment objective, the Advisor monitors and adjusts the Fund’s asset allocations as necessary.
Under normal circumstances, the Fund will be expected to allocate between 40% and 80% of its assets to equity securities and investments that provide exposure to equity securities and between 20% to 60% of its assets to fixed income securities and investments that provide exposure to fixed income securities. Over time, the asset allocation mix may change as a result of changing capital market assumptions or short-term market opportunities. Under normal market conditions, the Fund will be expected to allocate approximately 60% of its assets to equity securities and investments that provide exposure to equity securities and 40% of its assets to fixed income securities and investments that provide exposure to fixed income securities, including cash equivalents.
The Fund’s fixed income allocation may include, but is not limited to, investments made directly or indirectly via the Underlying Funds in debt securities of governments, government agencies and supranational entities, debt securities of corporations, preferred stock, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations. The Fund’s fixed income allocation may also include higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. It is possible that a significant portion of the Fund’s fixed income allocation may be invested, directly or indirectly, in non-investment grade fixed income investments with varying maturities.
The Fund may invest, directly or indirectly, in domestic and international equities (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)). The Fund’s equity allocation may include investments made directly or indirectly via the Underlying Funds in both small- and large-capitalization companies and both growth and value stocks. The Fund’s equity allocation may also include equity securities from emerging international markets, and both domestic and international real estate securities.
The Fund may invest in Underlying Funds that use alternative strategies (e.g., long/short strategies – equity and fixed income, market-neutral strategies, and absolute return/global macro strategies) and/or use derivatives for risk management purposes or as part of their investment strategies. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Fund and the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, each Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.
•Management Risk: An investment or allocation strategy used by the Advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity, fixed income and currency markets as well as the financial condition and prospects of companies in which the Fund invests.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s Advisor believes are their full value.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Additionally, trading in the currencies of emerging market countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Junk bonds are subject to greater credit risk than higher-grade securities, have a greater risk of default and are considered speculative. Issuers of junk bonds are more likely to experience financial difficulties that may impair their ability to make principal and interest payments.
•Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Real Estate Risk: The value of real estate-linked derivative instruments and other real estate-related securities such as real estate investment trusts (“REITs”) may be affected by risks similar to those associated with direct ownership of real estate, in addition to the risks of poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for favorable treatment. To the extent the Fund invests in REITs, you will indirectly bear fees and expenses of the underlying REITs in addition to the Fund’s direct fees and expenses. REITs may have limited diversification and may not exhibit the same (or any) correlation with inflation that real estate or other real estate securities exhibit.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Maturity Risk: The Fund may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.
•Convertible Securities Risk: The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
•Municipal Securities Risk: The risk of a municipal security depends on the ability of the issuer, or any entity providing a credit enhancement, to continue to meet its obligations for the payment of interest and principal when due.
•Loan Risk: Loans are subject to risk of loss as a result of borrower default, sensitivity to interest rate and economic changes, valuation difficulties and potential decreased liquidity to a greater extent than other types of investments. The value of any collateral securing a loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take longer than 7 days for investments in loans to settle, which may adversely affect an Underlying Fund’s ability to timely honor redemptions.

•Alternative Strategies Risk: Certain Underlying Funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for the periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategy on January 19, 2016. The performance set forth below prior to January 19, 2016 is attributable to the previous investment strategies.
GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 2.76%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended June 30, 2020	9.71%
Worst Quarter:	Quarter ended March 31, 2020	-18.38%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Multi-Asset Income Allocation Fund – Service Shares
Return Before Taxes	9.44%	4.66%	3.41%
Return After Taxes on Distributions	7.97%	3.56%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	5.85%	3.29%	2.25%
Morningstar Multi-Asset High Income Index (reflects no deduction for fees, expenses or taxes)	11.09%	1.95%	2.95%
Bloomberg Global Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	5.72%	-0.32%	0.38%
MSCI All Country World Index (ACWI)(1) (reflects no deduction for fees, expenses or taxes)	10.33%	8.76%	6.33%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Investment Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund
Selwyn Crews	Director, Investment Strategies	Since Inception
Christian Chan	Senior Vice President, Chief Investment Officer	Since 2022
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND
Investment Objective
GuidePath® Flexible Income Allocation Fund (the “Fund”) seeks to provide current income while moderating risk and volatility in the portfolio. As a secondary objective, the Fund seeks capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.46%
Administrative Service Fees	0.25%
All Other Expenses	0.21%
Acquired Fund Fees and Expenses(1)	0.38%
Total Annual Fund Operating Expenses(2)	1.09%
(1)“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 247.29% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund operates as a fund of funds, investing primarily in registered mutual funds (both actively and passively managed) and exchange-traded funds (“ETFs”). The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. (“AssetMark” or the “Advisor”) believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of fixed income and equity securities. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).
The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from volatility managed and income focused asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio. The research providers’ volatility managed and income focused asset allocation approaches typically utilize fundamental and quantitative analyses of global market and economic conditions and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek to achieve consistent returns over time regardless of the market environment while also seeking to generate high levels of income.

In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in various types of domestic and international fixed income securities, domestic and international equity securities (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and cash equivalent money market securities.
The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include, but are not limited to, debt securities of governments, government agencies and supranational entities, debt securities of corporations, preferred stock, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations, higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt, dividend-paying securities of small- and large-capitalization companies, growth and value stocks, equity securities from developed and emerging market countries, and both domestic and international real estate securities. The Fund may also take positions in various global currencies and may hold positions in instruments that are denominated in currencies other than the U.S. dollar. It is possible that a significant portion of the Fund’s assets may be invested, directly or indirectly, in non-investment grade fixed income investments with varying maturities.
The Fund may allocate assets to passive index-oriented ETFs that provide exposure to various fixed income and equity securities and sectors. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure to unattractive sectors at the appropriate times, while also increasing exposure to attractive sectors on a timely basis. The Fund may also invest in inverse, leveraged, and inverse-leveraged ETFs and ETNs. Inverse ETFs and ETNs are designed to correlate inversely with the performance of an index. Leveraged and inverse-leveraged ETFs and ETNs seek investment results that correspond to two or more times the performance of an index or inverse of the performance of an index, respectively.
The Fund may utilize an asset allocation strategy that builds on a foundation of alternative investments, such as long/short equity funds that seek a modest positive return from equity investments, that attempts to stay insulated from general stock market volatility, combined with opportunistic equity and fixed income investments strategically selected to enhance returns. The Fund’s alternative strategies may also include diversified risk premium strategies, including market risk transfer strategies, alternative (marketplace) lending and real estate, reinsurance and commodity-linked derivatives, including, but not limited to, commodity futures contracts and bitcoin futures contracts and options thereon.
The Fund’s asset allocation mix among fixed income, equity and cash equivalent money market securities is intended to change over time. The Fund does not have a set target asset allocation mix. If the Advisor believes that market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes. The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return. Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified.
The Fund may invest in Underlying Funds that use derivatives for risk management purposes or engage in significant use of derivatives as part of their investment strategies. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Fund and the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, each Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.
•Management Risk: An investment or allocation strategy used by the Advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity, fixed income and currency markets as well as the financial condition and prospects of companies in which the Fund invests.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s Advisor believes are their full value.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.

•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Additionally, trading in the currencies of emerging market countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Junk bonds are subject to greater credit risk than higher-grade securities, have a greater risk of default and are considered speculative. Issuers of junk bonds are more likely to experience financial difficulties that may impair their ability to make principal and interest payments.
•Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security.
•Alternative Strategies Risk: Certain Underlying Funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue. For example, with currency derivatives, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies underlying the currency derivatives entered into by the Fund.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Maturity Risk: The Fund may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.
•Convertible Securities Risk: The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
•Municipal Securities Risk: The risk of a municipal security depends on the ability of the issuer, or any entity providing a credit enhancement, to continue to meet its obligations for the payment of interest and principal when due.
•Loan Risk: Loans are subject to risk of loss as a result of borrower default, sensitivity to interest rate and economic changes, valuation difficulties and potential decreased liquidity to a greater extent than other types of investments. The value of any collateral securing a loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take longer than 7 days for investments in loans to settle, which may adversely affect an Underlying Fund’s ability to timely honor redemptions.
•Leveraged and Inverse ETF/ETN Risk: Inverse ETFs/ETNs generally use derivatives and short sales that, in combination, are designed to produce returns that move in the opposite direction of the indices they track. To the extent the Fund invests in ETFs/ETNs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF/ETN will fall as the performance of that ETF or ETN’s benchmark rises, a result that is the opposite from traditional mutual funds. The Fund’s use of leveraged and inverse-leveraged ETFs and ETNs has the economic effect of creating financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund had not invested in these instruments at all.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund's assets.
•Bitcoin Investments Risk: Certain Underlying Funds may invest in bitcoin, bitcoin futures contracts and options on bitcoin futures contracts (or options on ETFs that invest in bitcoin or bitcoin futures contracts). Bitcoin operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Bitcoin is not generally accepted as legal tender. Regulation of bitcoin and other cryptocurrencies is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of bitcoin. The market price of bitcoin has historically been highly volatile. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact other cryptocurrencies may lead to a decline in the value of bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Accordingly, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and impact the value of bitcoin futures. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin and/or bitcoin futures.
Shares of ETFs that hold bitcoin and/or bitcoin futures may trade in the secondary market at a premium to or discount from their NAVs, and an Underlying Fund may purchase or sell shares of bitcoin futures ETFs at prices above or below such NAVs. Because the market price of ETF shares depends in part on the demand in the market for the shares, as well as on the value of the ETF’s component assets, and because the market price of ETF shares is subject to tracking error, the market price of a bitcoin futures ETF may be more volatile than the underlying bitcoin futures contracts in which the bitcoin futures ETF invests. In addition, an Underlying Fund may not be able to liquidate bitcoin futures ETF holdings at the time or price desired, which may adversely impact the Underlying Fund’s performance and in turn, the value of the Fund’s investment. Furthermore, there may be times when the exchange halts trading in the shares of a bitcoin futures ETF, in which case the Underlying Fund would be unable to sell them until trading is resumed.
•Bitcoin Market Volatility Risk: Bitcoin has historically exhibited higher price volatility than more traditional asset classes. For instance, the two largest historical drawdowns were during the period from June 8, 2011 to November 18, 2011 and the period from December 17, 2017 to December 14, 2018, when bitcoin experienced a decline of roughly 93% and 84%, respectively. The price of bitcoin and therefore the value of an investment in the Underlying Fund may be negatively impacted by unfavorable investor sentiment resulting from recent developments in the broader digital asset industry, including the fallout from the recent insolvency proceedings of digital asset market participants such as digital asset exchange FTX Trading Ltd., et al. (and its affiliated hedge fund Alameda Research LLC), digital asset hedge fund Three Arrows Capital and digital asset lenders Celsius Network LLC, et al., Voyager Digital Ltd., et al. and BlockFi Inc. The value of bitcoin and, therefore, of an Underlying Fund’s bitcoin strategy, could decline rapidly, including to zero, which would adversely affect the Underlying Fund’s NAV per share.

•Insurance-Linked Securities Risk: The principal risk of investments in insurance-linked securities is that a triggering event (which could include a natural disaster like an earthquake or tornado or a commercial or industrial accident like an aviation disaster or oil spill) occurs, resulting an Underlying Fund losing all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Underlying Fund, the Underlying Fund could suffer substantial losses and an investor will lose money. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. Certain reinsurance investments may be difficult to value. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance-linked securities carry a high degree of risk.
•Marketplace Loan Risk: Investments by Underlying Funds in loans sourced through marketplace lending platforms are subject to additional risks than those applicable to investments in loans generally. If a borrower is unable or fails to make payments on a loan for any reason, an Underlying Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to directly enforce its rights under the loan, whether through the borrower or the marketplace lending platform through which the loan was originated. Borrowings obtained through marketplace lending platforms may not limit borrowers from incurring additional debt which may impair the borrower’s ability to repay interest and principal of the original loan. Default history for alternative lending platforms is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. An Underlying Fund may have limited knowledge about the underlying loans to which it has exposure and is dependent upon the platform for information regarding the loans and borrowers’ credit information. Such information may be incomplete, inaccurate or outdated and may, therefore, not accurately reflect the borrowers’ actual creditworthiness. Disruptions in the business of a platform may also negatively impact the value of loans sourced through that platform. Investments in loans sourced through a marketplace lending platform may also be negatively impacted if the platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans.
•Subordinated Real Estate Loan Risk: An Underlying Fund may acquire or originate subordinated real estate loans secured by single family rental properties, including mezzanine loans in the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning such properties or the entity that owns the interest in the entity owning such properties. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy such loan, the Underlying Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Underlying Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. If a borrower defaults on a loan owned by the Underlying Fund or on debt senior to such loan, or in the event of a borrower bankruptcy, such loan will be satisfied only after the senior debt is paid in full. These types of investments may become unsecured as a result of foreclosure by the senior lender.
•Real Estate Risk: The value of real estate-linked derivative instruments and other real estate-related securities such as real estate investment trusts (“REITs”) may be affected by risks similar to those associated with direct ownership of real estate, in addition to the risks of poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for favorable treatment. To the extent the Fund invests in REITs, you will indirectly bear fees and expenses of the underlying REITs in addition to the Fund’s direct fees and expenses. REITs may have limited diversification and may not exhibit the same (or any) correlation with inflation that real estate or other real estate securities exhibit.
•Portfolio Turnover Risk: Depending on market and other conditions, the Fund may experience a high portfolio turnover, which may result in higher brokerage costs and transaction costs (which could reduce investment returns). Distributions of net short-term capital gains are taxable as ordinary income when Fund shares are held in a taxable account. A fund with a high portfolio turnover rate (a measure of how frequently assets within a fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for Service Shares of the Fund for the periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund changed its investment strategy on January 19, 2016 and again on May 14, 2017. The performance set forth below prior to such dates is attributable to the previous investment strategies.

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 0.85%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended June 30, 2020	8.65%
Worst Quarter:	Quarter ended June 30, 2022	-6.16%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Ten Years
Flexible Income Allocation Fund – Service Shares
Return Before Taxes	7.11%	2.71%	2.31%
Return After Taxes on Distributions	5.04%	1.39%	1.14%
Return After Taxes on Distributions and Sale of Fund Shares	4.20%	1.55%	1.29%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Investment Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund
Selwyn Crews	Director, Investment Strategies	Since Inception
Christian Chan	Senior Vice President, Chief Investment Officer	Since 2022
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® MANAGED FUTURES STRATEGY FUND
Investment Objective
GuidePath® Managed Futures Strategy Fund (the “Fund”) seeks to generate a positive absolute return over time.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.45%
Administrative Service Fees	0.25%
All Other Expenses	0.20%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(2)	1.51%
(1) “Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2) Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.
Example
The following Example is intended to help you compare the cost of investing in Service Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$477	$824	$1,802
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The portfolio turnover rate does not include purchases and sales of securities or other instruments whose maturities or expiration dates at the time of purchase were one year or less. If these were included, the Fund’s portfolio turnover rate would be higher.
Principal Investment Strategies of the Fund
Under normal market conditions, the Fund seeks exposure to various asset classes, which may vary significantly over time but is generally expected to include exposure to equity markets, bond markets, interest rates, commodities, and currencies. The sub-advisor uses proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments across time periods of various lengths. The sub-advisor believes that asset prices may show persistent trading behavior due to a number of behavioral biases among market participants as well as certain risk-management policies that will identify assets to purchase in upward-trending markets and identify assets to sell in downward-trending markets.
Although the Fund seeks exposure across a variety of asset classes, it may emphasize one or two of the asset classes or a limited number of exposures within an asset class. There are no geographic limits on the asset class exposures and there is great flexibility in looking for investments around the globe, including in emerging markets. The Fund may have both “short” and “long”’ exposures within an asset class based upon potential opportunities. A “short” exposure will benefit when the underlying asset class decreases in price. A “long” exposure will benefit when the underlying asset class increases in price.
The Fund expects to pursue its investment strategies by making extensive use of a variety of derivative instruments, including futures contracts, forward currency contracts and swaps. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency or commodity, at a specified price at a specified later date. A forward currency contract involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years.
The Fund may also invest in exchange-traded funds (“ETFs”) or exchange-traded notes (“ETNs”) through which the Fund can participate in the performance of one or more asset classes.
In connection with the Fund’s managed futures strategy, the Fund’s portfolio may be concentrated in the financial services industry, which means the Fund may invest more than 25% of its total assets in securities and other obligations (for example, bank certificates of deposit, repurchase agreements and time deposits) of issuers in such industry. A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for certain of the Fund’s derivatives positions.
As a result of the Fund’s use of derivatives, the Fund may have highly leveraged exposure to one or more asset classes at times. The Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide three to four times the net return (positive or negative) of an unleveraged investment in the equities, bonds, interest rates, commodities, or currencies underlying such instruments. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year). The Advisor expects the Fund’s net asset value over short term periods to be volatile because of the significant use of instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund lends its portfolio securities to seek to generate additional income.
Although the Fund does not intend to invest in physical commodities directly, the Fund expects to obtain investment exposure to commodities and commodity related derivatives by investing in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the “Subsidiary”). Through the Subsidiary, the Fund may invest in “commodity-linked” or “commodity index-linked” investments such as commodity futures contracts and commodity swap agreements.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors. The following risks could affect the value of your investment in the Fund:
•Alternative Strategies Risk: Certain Underlying Funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
•Focus Risk: To the extent the Fund concentrates its investments in securities and other obligations of issuers in the financial services industry, the Fund is particularly vulnerable to events affecting companies in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier.
•Commodities Risk: The Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities. Commodity-linked investments may have a substantial risk of loss with respect to both principal and interest, and their returns may deviate significantly from the return of the underlying commodity, instruments, or measures. The ability of the Fund to invest in commodity-linked investments without exposing the Fund to Fund-level tax is limited under the Internal Revenue Code of 1986, as amended.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Convertible Securities Risk: The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. The issuer of a fixed income security may experience financial problems, causing it to be unable to meet its payment obligations.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Leverage Risk: The Fund’s use of derivatives such as futures contracts, forward contracts and swaps has the economic effect of creating financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying a derivatives instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund had not invested in derivatives at all.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described below, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.
•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Variable Rate Securities Risk: Changes in interest rates on variable rate securities may lag behind changes in market rates, causing the value of such securities to decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, interest rates on variable rate securities generally reset downward, and their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. Newly originated variable rate securities (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Management Risk: An investment or allocation strategy used by the Advisor or the sub-advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity, fixed income and currency markets as well as the financial condition and prospects of companies in which the Fund invests.
•Short Position Risk: The Fund may engage in short position derivative activities. Short position derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
•Valuation Risk: The Fund is subject to the risk that it has valued certain securities at a higher price than the price at which they can be sold. The risk may be especially pronounced for investments, such as derivatives, that may be classified as illiquid or may become classified as illiquid.
•Wholly-Owned Subsidiary Risk: The Subsidiary will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could affect the ability of the Fund and/or Subsidiary to operate as described herein and could negatively affect the Fund and its shareholders. By investing in the Fund, you indirectly bear the expenses of the Subsidiary. Gains or losses from trading in commodity-linked derivatives, such as those held by the Subsidiary, may be taxed, in part, as long term capital gains or losses and, in part, as short term capital gains or losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income and taxed to Fund shareholders as such.
•Tax Risk – Investment in Commodities: The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives or the Subsidiary was treated as non-qualifying income for purposes of the Fund’s qualification as a regulated investment company, the Fund might fail to qualify as such and be subject to federal income tax at the Fund level.

Performance
The bar chart and table that follow illustrate annual returns for the Service Shares of the Fund for the periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
GUIDEPATH® MANAGED FUTURES STRATEGY FUND – SERVICE SHARES
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund’s Service Shares as of June 30, 2024 was 6.19%.

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended March 31, 2022	18.18%
Worst Quarter:	Quarter ended March 31, 2023	-8.98%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Since Inception (January 19, 2016)
Managed Futures Strategy Fund – Service Shares
Return Before Taxes	-10.08%	9.33%	2.70%
Return After Taxes on Distributions	-10.12%	6.53%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares	-5.97%	6.46%	1.55%
FTSE 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.26%	1.91%	1.57%
SG Trend Index (reflects no deduction for fees, expenses or taxes)	-4.17%	9.10%	3.28%
FT Wilshire 5000 Index (1) (reflects no deduction for fees, expenses or taxes)	26.10%	15.40%	14.35%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Investment Advisor and Sub-Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund. AlphaSimplex Group, LLC (“AlphaSimplex”) is the sub-advisor for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Position with AlphaSimplex	Length of Service to the Fund
Robert S. Rickard	Portfolio Manager	Since Inception
Alexander D. Healy, Ph.D.	Chief Investment Officer, Portfolio Manager	Since Inception
John C. Perry, Ph.D.	Senior Research Scientist, Portfolio Manager	Since 2017
Philippe P. Lüdi, Ph.D., CFA	Senior Research Scientist, Portfolio Manager	Since Inception
Kathryn M. Kaminski, Ph.D., CAIA	Chief Research Strategist, Portfolio Manager	Since 2018
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® CONSERVATIVE INCOME FUND
Investment Objective
GuidePath® Conservative Income Fund (the “Fund”) seeks to generate current income. As a secondary objective, the Fund seeks capital preservation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.57%
Administrative Service Fees	0.25%
All Other Expenses	0.32%
Acquired Fund Fees and Expenses(1)	0.14%
Total Annual Fund Operating Expenses(2)	1.06%
Fee Waiver and/or Expense Assumption(3)	-0.12%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)(2)(3)	0.94%
(1)"Acquired Fund Fees and Expenses" (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
(3)AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2025 to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, AFFE, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.64% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2025 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.
Example
The following Example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense assumption by the Advisor for the 1-year number only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$325	$573	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 258.88% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests primarily in a portfolio of actively and passively managed registered mutual funds and exchange-traded funds (“ETFs”), in addition to direct investments. The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. (“AssetMark” or the “Advisor”) believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of investments. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).
Under normal circumstances, the Fund will make investments in fixed income securities, including cash equivalents, that primarily have a maturity that is between 0 and 5 years. The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include, but are not limited to, debt securities of governments, government agencies and supranational entities, debt securities of corporations, preferred stock, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations and higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. The Fund may also take positions in various global currencies and may hold positions in instruments that are denominated in currencies other than the U.S. dollar. In pursuit of the Fund’s secondary investment objective of capital preservation, the Fund expects under normal circumstances to invest a significant portion of its assets in cash and cash equivalents, including by investing approximately 25% to 50% of the Fund’s total assets in money market funds.
In selecting debt securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and prepayment risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
The Fund may shift its investments from one asset class to another based on the Advisor’s analysis of the best opportunities for the Fund’s portfolio in a given market.  The Fund may invest up to 20% of its total assets in bonds rated below investment grade.  The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.
The Fund’s asset allocation mix may change periodically over time. The Fund does not have a set target asset allocation mix. If the Advisor believes that market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes. Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified. In certain circumstances the Fund may be fully invested in cash equivalents securities for an extended period of time.
The Fund may invest in Underlying Funds that use derivatives for risk management purposes or as part of their investment strategies. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Fund and the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Management Risk: An investment or allocation strategy used by the Advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity, fixed income and currency markets as well as the financial condition and prospects of companies in which the Fund invests.
•Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, the Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.
•Money Market Funds Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Exchange-Traded Notes Risk: ETNs are debt securities that are traded on an exchange (e.g., the New York Stock Exchange) whose returns are linked to the performance of a particular market benchmark or strategy. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.
•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a nationally recognized statistical rating organizations (“NRSRO”). Junk bonds are subject to greater credit risk than higher-grade securities, have a greater risk of default and are considered speculative. Issuers of junk bonds are more likely to experience financial difficulties that may impair their ability to make principal and interest payments.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. For example, Connecticut Avenue Securities issued by the Federal National Mortgage Association and Structured Agency Credit Risk debt notes issued by the Federal Home Loan Mortgage Association carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Non-U.S. Government Obligations Risk: For non-U.S. government obligations, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
•Foreign Securities Risk: The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Additionally, trading in the currencies of emerging market countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions.
•Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) are subject to the following risks: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the risk of disputes with the issuer, difficulty in valuing the security or unexpected investment results.
•Preferred Stock Risk: A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
•Convertible Securities Risk: The value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

•Mortgage- and Asset-Backed Securities Risk: Payments on mortgage- and asset-backed securities depend upon assets held by the issuer and collections on the underlying mortgages or loans. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Mortgage- and asset-backed securities are also subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a Fund may have to replace the security by investing the proceeds in a less attractive security. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
•Extension Risk: As interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
•Inflation-Linked Securities Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked securities are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked securities may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Maturity Risk: The Fund may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.
•Municipal Securities Risk: The risk of a municipal security depends on the ability of the issuer, or any entity providing a credit enhancement, to continue to meet its obligations for the payment of interest and principal when due.
•Loan Risk: Loans are subject to risk of loss as a result of borrower default, sensitivity to interest rate and economic changes, valuation difficulties and potential decreased liquidity to a greater extent than other types of investments. The value of any collateral securing a loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take longer than 7 days for investments in loans to settle, which may adversely affect an Underlying Fund’s ability to timely honor redemptions.
•Alternative Strategies Risk: Certain Underlying Funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Portfolio Turnover Risk: Depending on market and other conditions, the Fund may experience a high portfolio turnover, which may result in higher brokerage costs and transaction costs (which could reduce investment returns). Distributions of net short-term capital gains are taxable as ordinary income when Fund shares are held in a taxable account. A fund with a high portfolio turnover rate (a measure of how frequently assets within a fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for the Fund for the periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

GUIDEPATH® CONSERVATIVE INCOME FUND
Calendar Year Returns as of 12/31
The year-to-date performance of the Fund as of June 30, 2024 was 2.35%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended December 31, 2023	1.64%
Worst Quarter:	Quarter ended March 31, 2022	-1.25%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Since Inception (April 30, 2018)
Conservative Income Fund
Return Before Taxes	4.90%	1.04%	1.07%
Return After Taxes on Distributions	3.11%	0.35%	0.37%
Return After Taxes on Distributions and Sale of Fund Shares	2.88%	0.50%	0.52%
Bloomberg U.S. Treasury 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	4.29%	1.28%	1.46%
Bloomberg U.S. Aggregate Bond Index (1) (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.37%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Investment Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund
Selwyn Crews	Director, Investment Strategies	Since 2022
Christian Chan	Senior Vice President, Chief Investment Officer	Since 2022
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® INCOME FUND
Investment Objective
GuidePath® Income Fund (the “Fund”) seeks to generate current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.39%
Administrative Service Fees	0.25%
All Other Expenses	0.14%
Acquired Fund Fees and Expenses(1)	0.17%
Expense Recoupment(2)	0.06%
Total Annual Fund Operating Expenses (2)(3)	1.07%
(1)"Acquired Fund Fees and Expenses" (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2025 to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, AFFE, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.79% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2025 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.
(3)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the
“Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.

Example
The following Example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the expense recoupment by the Advisor for the 1-year number only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$109	$328	$564	$1,242
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 288.92% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests primarily in a portfolio of actively and passively managed registered mutual funds, exchange-traded funds (“ETFs”) and closed-end funds, in addition to direct investments in securities and certain derivatives. The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. (“AssetMark” or the “Advisor”) believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of investments. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from volatility-managed and income-focused asset allocation approaches. These approaches typically utilize fundamental and quantitative analyses of global market and economic conditions and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek high total return and income, managed to contain the potential magnitude of drawdowns in high volatility markets. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.
In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in various types of domestic and international fixed income securities, domestic and international equity securities (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and cash equivalent money market securities. The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years and are rated BBB- or higher, or are unrated and deemed to be of comparable quality by the Advisor; provided, however, that the Fund may invest up to 50% of its total assets in bonds rated below investment grade.  Under normal circumstances, the Fund’s portfolio will have an average duration of 2 to 5 years. In some instances, the Fund’s average duration may exceed this range but is not expected to exceed that of the Bloomberg US Aggregate Bond Index.  Duration is a measurement of price sensitivity to interest rate changes.
The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include, but are not limited to, debt securities of governments, government agencies and supranational entities, debt securities of corporations, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations, higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt, preferred stock, dividend-paying securities of small- and large-capitalization companies, business development companies (“BDCs”), publicly traded real estate investment trusts (“REITs”), non-traded unregistered REITs, ETFs, and pooled investment funds including private investment funds that are not registered under the 1940 Act (“private funds”) that provide exposure to pools of whole loans, including those sourced through peer-to-peer or marketplace lending platforms. The Fund may also take positions in various global currencies and may hold positions in instruments that are denominated in currencies other than the U.S. dollar. Under normal circumstances, the Fund will make investments in fixed income securities that primarily have a maturity that is between 1 and 10 years.
In selecting debt securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and prepayment risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
The Fund may allocate assets to ETFs that provide exposure to various fixed income and equity securities and sectors. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure to unattractive sectors at the appropriate times, while also increasing exposure to attractive sectors on a timely basis. The ETFs in which the Fund may invest include those that invest primarily in senior bank loans (also referred to as leveraged loans). The Fund may also invest in inverse, leveraged, and inverse-leveraged ETFs and ETNs. Inverse ETFs and ETNs are designed to correlate inversely with the performance of an index. Leveraged and inverse-leveraged ETFs and ETNs seek investment results that correspond to two or more times the performance of an index or inverse of the performance of an index, respectively.
The Fund may engage in a strategy of purchasing and selling (writing) call and put options on indexes or ETFs (hereafter referred to as "call options" and "put options"). The writer of a call option receives cash (the “premium”) from the purchaser. In return, the purchaser of a call option has the right to any appreciation in the value of the underlying index or ETF over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the writer of the option retains the premium. If the purchaser exercises the option, the writer of the option pays the purchaser the difference between the value of the underlying index or ETF and the exercise price of the option.
The value of a call option generally increases as the prices of the stocks constituting the underlying index or ETF increase, and decreases as those stocks decrease in price. Conversely, the value of a put option generally increases as the prices of the stocks constituting the underlying index or ETF decrease, and decreases as those stocks increase in price. The premium, the exercise price and the value of the underlying index or ETF will determine the gain or loss realized by the Fund on a written or purchased option. When the Fund has written an option, it generally can repurchase the option prior to the expiration date, ending its obligation. In such case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund. While writing call options may reduce the Fund’s volatility and provide a source of steady cash flow, it may also reduce the Fund’s ability to profit from increases in the value of the underlying index or ETF.
Using the proceeds from its written call options, the Fund may buy put options in an attempt to hedge against a significant market decline in the underlying index or ETF that may occur over a short period of time. In addition, the Fund may write call options or put options on the underlying indexes of the ETFs in which the Fund is invested.
The Fund may invest in Underlying Funds that use derivatives for risk management purposes or as part of their investment strategies. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies. The Fund may also invest directly in futures contracts. It is anticipated that the Fund may have net economic leverage of up to

30% of the Fund’s total assets through its investments in closed-end funds, leveraged ETFs and ETNs, and certain derivatives, such as options and futures contracts.
The Fund’s asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to change frequently over time.  The Fund does not have a set target asset allocation mix among equities, fixed income securities and cash equivalent investments.  If the Advisor believes that the stock market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes such as fixed income or cash equivalent securities.  The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return.  Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified. In certain circumstances the Fund may be fully invested in cash equivalent securities for an extended period of time.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Fund and the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, each Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.
•Management Risk: An investment or allocation strategy used by the Advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity, fixed income and currency markets as well as the financial condition and prospects of companies in which the Fund invests.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s Advisor believes are their full value.
•Closed-End Fund Risk: Closed-end funds involve investment risks different from those associated with other investment companies. The shares of closed-end funds frequently trade at a premium or discount relative to their net asset value, and many closed-end funds use leverage, or borrowed money, to try to increase returns. In addition, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid investments than open-end mutual funds.
•Business Development Company Risk: BDCs are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the fund invests in shares of the BDC. BDCs primarily invest in privately-held and small- to medium- capitalization public companies, and are generally considered to be non-rated or below investment grade. The fair values of these investments often are not readily determinable. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. BDC revenues, income (or losses) and valuations can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Exchange-Traded Notes Risk: ETNs are debt securities that are traded on an exchange (e.g., the New York Stock Exchange) whose returns are linked to the performance of a particular market benchmark or strategy. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
•Leveraged and Inverse ETF/ETN Risk: Inverse ETFs/ETNs generally use derivatives and short sales that, in combination, are designed to produce returns that move in the opposite direction of the indices they track. To the extent the Fund invests in ETFs/ETNs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF/ETN will fall as the performance of that ETF or ETN’s benchmark rises, a result that is the opposite from traditional mutual funds. The Fund’s use of leveraged and inverse-leveraged ETFs and ETNs has the economic effect of creating financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund had not invested in these instruments at all.
•Private Funds Risk:  The Fund’s investment in private funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees.  The fees the Fund pays to invest in a private fund may be higher than if the manager of the private fund managed the Fund’s assets directly.  Furthermore, private funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments.  Shareholders of the private funds are not entitled to the protections of the 1940 Act.  The majority of private funds permit redemptions only quarterly (although others are more frequent) and these withdrawal limitations restrict the Advisor’s ability to terminate investments in private funds. Additionally, because private funds are not publicly traded, the Fund’s investments in them may be more difficult to value than the Fund’s investments in publicly traded securities.
•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Additionally, trading in the currencies of emerging market countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.
•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a nationally recognized statistical rating organizations (“NRSRO”). Junk bonds are subject to greater credit risk than higher-grade securities, have a greater risk of default and are considered speculative. Issuers of junk bonds are more likely to experience financial difficulties that may impair their ability to make principal and interest payments.
•Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) are subject to the following risks: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the risk of disputes with the issuer, difficulty in valuing the security or unexpected investment results.
•Preferred Stock Risk: A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
•Convertible Securities Risk: The value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
•Mortgage- and Asset-Backed Securities Risk: Payments on mortgage- and asset-backed securities depend upon assets held by the issuer and collections on the underlying mortgages or loans. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Mortgage- and asset-backed securities are also subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a Fund may have to replace the security by investing the proceeds in a less attractive security. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
•Extension Risk: As interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
•Inflation-Linked Securities Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked securities are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked securities may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.
•Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Alternative Strategies Risk: Certain Underlying Funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Options Risk: The value of the Fund’s options positions will fluctuate in response to changes in the value of the underlying securities. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In addition, the Fund continues to bear the risk of declines in the underlying securities on which the option is written. When purchasing put options, the Fund risks losing all or part of the cash paid for purchasing the option. As the writer of a put option, the Fund has a risk of loss should the underlying securities decline in value. If the value of the underlying securities declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the underlying securities at the exercise price, and the Fund will incur a loss to the extent that the current market value of the underlying securities is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.
•Leverage Risk: The Fund’s investments in closed-end funds, leveraged ETFs and ETNs, and derivatives such as futures contracts, forward contracts and swaps have the economic effect of creating financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying a derivatives instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund had not invested in derivatives at all.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. For example, Connecticut Avenue Securities issued by the Federal National Mortgage Association and Structured Agency Credit Risk debt notes issued by the Federal Home Loan Mortgage Association carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Non-U.S. Government Obligations Risk: For non-U.S. government obligations, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.

•Maturity Risk: The Fund may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.
•Municipal Securities Risk: The risk of a municipal security depends on the ability of the issuer, or any entity providing a credit enhancement, to continue to meet its obligations for the payment of interest and principal when due.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.
•Loan Risk: Loans are subject to risk of loss as a result of borrower default, sensitivity to interest rate and economic changes, valuation difficulties and potential decreased liquidity to a greater extent than other types of investments. The value of any collateral securing a loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take longer than 7 days for investments in loans to settle, which may adversely affect an Underlying Fund’s ability to timely honor redemptions.
•Senior Loan Risk: Investments in senior loans are subject to loan risk generally. Senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Their issuers are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. In addition, the Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect the Fund’s performance. Newly originated variable rate securities (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.
•Marketplace Loan Risk: Investments in loans sourced through marketplace lending platforms are subject to additional risks than those applicable to investments in loans generally. An Underlying Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to directly enforce its rights under the loan. Default history for alternative lending platforms is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. An Underlying Fund may have limited knowledge about the underlying loans to which it has exposure and is dependent upon the platform for information regarding the loans and borrowers’ credit information. Such information may be incomplete, inaccurate or outdated and may, therefore, not accurately reflect the borrowers’ actual creditworthiness. In addition, investments in loans sourced through a marketplace lending platform may also be negatively impacted if the platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans.
•Real Estate Risk:  The value of real estate-linked derivative instruments and other real estate-related securities such as REITs may be affected by risks similar to those associated with direct ownership of real estate, in addition to the risks of poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for favorable treatment.  To the extent the Fund invests in REITs, you will indirectly bear fees and expenses of the underlying REITs in addition to the Fund’s direct fees and expenses.  REITs may have limited diversification and may not exhibit the same (or any) correlation with inflation that real estate or other real estate securities exhibit.
•Portfolio Turnover Risk: Depending on market and other conditions, the Fund may experience a high portfolio turnover, which may result in higher brokerage costs and transaction costs (which could reduce investment returns). Distributions of net short-term capital gains are taxable as ordinary income when Fund shares are held in a taxable account. A fund with a high portfolio turnover rate (a measure of how frequently assets within a fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for the Fund for the periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

GUIDEPATH® INCOME FUND
Calendar Year Return as of 12/31
The year-to-date performance of the Fund as of June 30, 2024 was 1.12%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended December 31, 2023	5.93%
Worst Quarter:	Quarter ended March 31, 2022	-6.82%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Since Inception (April 30, 2018)
Income Fund
Return Before Taxes	5.27%	-0.34%	-0.53%
Return After Taxes on Distributions	3.73%	-1.26%	-1.47%
Return After Taxes on Distributions and Sale of Fund Shares	3.09%	-0.61%	-0.76%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.37%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Investment Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund
Selwyn Crews	Director, Investment Strategies	Since 2022
Christian Chan	Senior Vice President, Chief Investment Officer	Since 2022
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.
Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

GUIDEPATH® GROWTH AND INCOME FUND
Investment Objective
GuidePath® Growth and Income Fund (the “Fund”) seeks capital appreciation. As a secondary objective, the Fund seeks to generate current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.49%
Administrative Service Fees	0.25%
All Other Expenses	0.24%
Acquired Fund Fees and Expenses(1)	0.06%
Expense Recoupment(2)	0.08%
Total Annual Fund Operating Expenses(3)	1.08%
(1)"Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2025 to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, AFFE, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.79% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2025 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.
(3)Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.
Example
The following Example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the expense recoupment by the Advisor for the 1-year number only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$326	$560	$1,232
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  The Fund does not pay transaction costs when buying and selling shares of other mutual funds, however, the underlying funds pay transaction costs when buying and selling securities for their portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122.79% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests primarily in a portfolio of actively and passively managed registered mutual funds, exchange-traded funds (“ETFs”), closed-end funds and business development companies (“BDCs”), in addition to direct investments. The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. (“AssetMark” or the “Advisor”) believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of investments. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).

The Advisor may invest in securities of companies of various market capitalizations. The Fund considers “large capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 1000® Index. The Fund considers “small-to-medium capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 2500TM Index.
The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from volatility-managed and income-focused asset allocation approaches. These approaches typically utilize fundamental and quantitative analyses of global market and economic conditions and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek high total return and income, managed to contain the potential magnitude of drawdowns in high volatility markets.
In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in various types of domestic and international fixed income securities, domestic and international equity securities (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and cash equivalent money market securities.
The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include, but are not limited to, debt securities of governments, government agencies and supranational entities, debt securities of corporations, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations and higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. The Fund may invest in debt securities of any maturity or quality. The Fund may invest in equity securities which include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), business development companies (“BDCs”), Master Limited Partnerships (“MLPs”), publicly traded real estate investment trusts (“REITs”), non-traded unregistered REITs, ETFs and pooled investment funds including private investment funds that are not registered under the 1940 Act (“private funds”) that provide exposure to pools of whole loans, including those sourced through peer-to-peer or marketplace lending platforms.
MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their earnings in distributions. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.
In selecting debt securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and prepayment risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
The Fund may allocate assets to ETFs that provide exposure to various fixed income and equity securities and sectors. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure to unattractive sectors at the appropriate times, while also increasing exposure to attractive sectors on a timely basis. The Fund may also invest in inverse, leveraged, and inverse-leveraged ETFs and ETNs. Inverse ETFs and ETNs are designed to correlate inversely with the performance of an index. Leveraged and inverse-leveraged ETFs and ETNs seek investment results that correspond to two or more times the performance of an index or inverse of the performance of an index, respectively.
The Fund may, at the discretion of the Advisor, engage in a strategy of purchasing and selling (writing) call and put options on indexes or ETFs (hereafter referred to as "call options" and "put options"). The writer of a call option receives cash (the “premium”) from the purchaser. In return, the purchaser of a call option has the right to any appreciation in the value of the underlying index or ETF over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the writer of the option retains the premium. If the purchaser exercises the option, the writer of the option pays the purchaser the difference between the value of the underlying index or ETF and the exercise price of the option.
The value of a call option generally increases as the prices of the stocks constituting the underlying index or ETF increase, and decreases as those stocks decrease in price. Conversely, the value of a put option generally increases as the prices of the stocks constituting the underlying index or ETF decrease, and decreases as those stocks increase in price. The premium, the exercise price and the value of the underlying index or ETF will determine the gain or loss realized by the Fund on a written or purchased option. When the Fund has written an option, it generally can repurchase the option prior to the expiration date, ending its obligation. In such case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund. While writing call options may reduce the Fund’s volatility and provide a source of steady cash flow, it may also reduce the Fund’s ability to profit from increases in the value of the underlying index or ETF.
Using the proceeds from its written call options, the Fund may buy put options in an attempt to hedge against a significant market decline in the underlying index or ETF that may occur over a short period of time. In addition, the Fund may write call options or put options on the underlying indexes of the ETFs in which the Fund is invested.
The Fund may invest in Underlying Funds that use derivatives for risk management purposes or as part of their investment strategies. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies. The Fund may also invest directly in futures contracts. The Fund may, at the discretion of the Advisor, use futures contracts as a means to implement a volatility-managed strategy. The Fund's volatility targeting component attempts to balance upside return potential during periods of relative market stability while seeking to mitigate losses during periods of heightened market volatility.It is anticipated that the Fund may have net economic leverage of up to 30% of the Fund’s total assets through its investments in closed-end funds, leveraged ETFs and ETNs, and certain derivatives, such as options and futures contracts.
The Fund’s asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to change frequently over time.  The Fund does not have a set target asset allocation mix among equities, fixed income securities and cash equivalent investments.  If the Advisor believes that the stock market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes such as fixed income or cash equivalent securities.  The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return.  Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified. In certain circumstances the Fund may be substantially or fully invested in cash equivalent securities for an extended period of time.
The Fund lends its portfolio securities to seek to generate additional income.
Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility. There is the risk that you could lose all or a portion of the money you have invested in the Fund. The Fund is subject to a number of risks either directly or indirectly through its investments in Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Fund and the Underlying Funds. The following risks could affect the value of your investment in the Fund:
•Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, each Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.
•Management Risk: An investment or allocation strategy used by the Advisor may fail to produce the intended results.
•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity, fixed income and currency markets as well as the financial condition and prospects of companies in which the Fund invests.
•Growth Investment Risk: The Fund’s investments in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.
•Value Investment Risk: The Fund’s investments in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. The Fund’s investments in value-oriented securities may not reach what the Fund’s Advisor believes are their full value.
•Closed-End Fund Risk: Closed-end funds involve investment risks different from those associated with other investment companies. The shares of closed-end funds frequently trade at a premium or discount relative to their net asset value, and many closed-end funds use leverage, or borrowed money, to try to increase returns. In addition, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid investments than open-end mutual funds.
•Business Development Company Risk: BDCs are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the fund invests in shares of the BDC. BDCs primarily invest in privately-held and small- to medium- capitalization public companies, and are generally considered to be non-rated or below investment grade. The fair values of these investments often are not readily determinable. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. BDC revenues, income (or losses) and valuations can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities.
•Exchange-Traded Funds Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. In addition, ETF shares may trade at a premium or discount relative to their net asset value. ETFs have management fees and other expenses which the Fund will indirectly bear.
•Exchange-Traded Notes Risk: ETNs are debt securities that are traded on an exchange (e.g., the New York Stock Exchange) whose returns are linked to the performance of a particular market benchmark or strategy. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks.
•Leveraged and Inverse ETF/ETN Risk: Inverse ETFs/ETNs generally use derivatives and short sales that, in combination, are designed to produce returns that move in the opposite direction of the indices they track. To the extent the Fund invests in ETFs/ETNs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF/ETN will fall as the performance of that ETF or ETN’s benchmark rises, a result that is the opposite from traditional mutual funds. The Fund’s use of leveraged and inverse-leveraged ETFs and ETNs has the economic effect of creating financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund had not invested in these instruments at all.
•Private Funds Risk:  The Fund’s investment in private funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees.  The fees the Fund pays to invest in a private fund may be higher than if the manager of the private fund managed the Fund’s assets directly.  Furthermore, private funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments.  Shareholders of the private funds are not entitled to the protections of the 1940 Act.  The majority of private funds permit redemptions only quarterly (although others are more frequent) and these withdrawal limitations restrict the Advisor’s ability to terminate investments in private funds. Additionally, because private funds are not publicly traded, the Fund’s investments in them may be more difficult to value than the Fund’s investments in publicly traded securities.
•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•Foreign Exchange Trading Risk: The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.
•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described above, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Additionally, trading in the currencies of emerging market countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions.
•Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. Conversely, very low or negative interest rates may heighten the Fund's susceptibility to interest rate risk and diminish yield and performance.The value of your investment in the Fund may change in response to changes in the credit ratings of the debt securities in the Fund's portfolio. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its holdings at a time when the Fund's manager might wish to sell. Lower rated securities ("junk bonds") are generally subject to greater risk of loss of your money than higher rated securities. Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline. To the extent the Fund or an Underlying Fund invests in derivatives tied to fixed income markets, the Fund or Underlying Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.
•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Fund’s investments decreases, investors in the Fund may lose money. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve.
•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations.
•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a nationally recognized statistical rating organizations (“NRSRO”). Junk bonds are subject to greater credit risk than higher-grade securities, have a greater risk of default and are considered speculative. Issuers of junk bonds are more likely to experience financial difficulties that may impair their ability to make principal and interest payments.
•Collateralized Debt Obligations Risk: Collateralized debt obligations (“CDOs”) are subject to the following risks: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the risk of disputes with the issuer, difficulty in valuing the security or unexpected investment results.
•Preferred Stock Risk: A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
•Convertible Securities Risk: The value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

•Mortgage- and Asset-Backed Securities Risk: Payments on mortgage- and asset-backed securities depend upon assets held by the issuer and collections on the underlying mortgages or loans. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Mortgage- and asset-backed securities are also subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a Fund may have to replace the security by investing the proceeds in a less attractive security. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
•Extension Risk: As interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
•Inflation-Linked Securities Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked securities are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked securities may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.
•Real Estate Risk: The value of real estate-linked derivative instruments and other real estate-related securities such as REITs may be affected by risks similar to those associated with direct ownership of real estate, in addition to the risks of poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for favorable treatment. To the extent the Fund invests in REITs, you will indirectly bear fees and expenses of the underlying REITs in addition to the Fund’s direct fees and expenses. REITs may have limited diversification and may not exhibit the same (or any) correlation with inflation that real estate or other real estate securities exhibit.
•Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
•Alternative Strategies Risk: Certain Underlying Funds that use alternative investment strategies may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.
•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The use of derivatives involves risks different from, or greater than, the risks associated with investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, and difficult to value. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. The investment results achieved by the use of derivatives by the Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset that it was attempting to hedge or the investment opportunity the Fund was attempting to pursue.
•Options Risk: The value of the Fund’s options positions will fluctuate in response to changes in the value of the underlying securities. Writing call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In addition, the Fund continues to bear the risk of declines in the underlying securities on which the option is written. When purchasing put options, the Fund risks losing all or part of the cash paid for purchasing the option. As the writer of a put option, the Fund has a risk of loss should the underlying securities decline in value. If the value of the underlying securities declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the underlying securities at the exercise price, and the Fund will incur a loss to the extent that the current market value of the underlying securities is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.
•Leverage Risk: The Fund’s investments in closed-end funds, leveraged ETFs and ETNs, and derivatives such as futures contracts, forward contracts and swaps have the economic effect of creating financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying a derivatives instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund had not invested in derivatives at all.
•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Some securities issued by agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the United States, but others are neither insured nor guaranteed by the U.S. Government. For example, Connecticut Avenue Securities issued by the Federal National Mortgage Association and Structured Agency Credit Risk debt notes issued by the Federal Home Loan Mortgage Association carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. Government will do so.
•Non-U.S. Government Obligations Risk: For non-U.S. government obligations, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.
•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security.
•Maturity Risk: The Fund may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.
•Municipal Securities Risk: The risk of a municipal security depends on the ability of the issuer, or any entity providing a credit enhancement, to continue to meet its obligations for the payment of interest and principal when due.
•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.
•Loan Risk: The value of an investment in a loan is entirely dependent on the borrower’s continued and timely payments. If a borrower fails to make interest payments or repay principal when due on a loan in which the Fund has direct or indirect investment exposure, or if the value of a loan decreases, the value of the Fund’s investment will be adversely affected. Loans are subject to risk of loss as a result of borrower default, sensitivity to interest rate and economic changes, valuation difficulties and potential decreased liquidity to a greater extent than other types of investments. The value of any collateral securing a loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take longer than 7 days for investments in loans to settle, which may adversely affect an Underlying Fund’s ability to timely honor redemptions.
•Marketplace Loan Risk: Investments in loans sourced through marketplace lending platforms are subject to additional risks than those applicable to investments in loans generally. An Underlying Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to directly enforce its rights under the loan. Default history for alternative lending platforms is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. An Underlying Fund may have limited knowledge about the underlying loans to which it has exposure and is dependent upon the platform for information regarding the loans and borrowers’ credit information. Such information may be incomplete, inaccurate or outdated and may, therefore, not accurately reflect the borrowers’ actual creditworthiness. In addition, investments in loans sourced through a marketplace lending platform may also be negatively impacted if the platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans.
•Master Limited Partnership Risk. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks.
•Portfolio Turnover Risk: Depending on market and other conditions, the Fund may experience a high portfolio turnover, which may result in higher brokerage costs and transaction costs (which could reduce investment returns). Distributions of net short-term capital gains are taxable as ordinary income when Fund shares are held in a taxable account. A fund with a high portfolio turnover rate (a measure of how frequently assets within a fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate.
•Securities Lending Risk: When the Fund lends its portfolio securities, the Fund is subject to the risk that the borrower may fail to return the securities in a timely manner or at all, resulting in a loss to the Fund and/or a delay in recovering the loaned securities. The Fund could also lose money in connection with securities lending transactions if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.
Performance
The bar chart and table that follow illustrate annual returns for the Fund for the periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund's investments.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

GUIDEPATH® GROWTH AND INCOME FUND
Calendar Year Return as of 12/31
The year-to-date performance of the Fund as of June 30, 2024 was 9.84%.
During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter:	Quarter ended June 30, 2020	11.74%
Worst Quarter:	Quarter ended March 31, 2020	-16.96%

Average Annual Total Returns for Periods Ended December 31, 2023
	One Year	Five Years	Since Inception (April 30, 2018)
Growth and Income Fund
Return Before Taxes	9.51%	8.35%	6.22%
Return After Taxes on Distributions	8.63%	7.11%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	5.89%	6.31%	4.61%
MSCI USA High Dividend Yield Index (reflects no deduction for fees, expenses or taxes)	6.83%	9.32%	8.22%
S&P 500® Index (1) (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.89%
(1) Effective July 31, 2024, the Fund added this broad-based securities market index intended to reflect the overall applicable securities market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon withdrawal.
Investment Advisor
AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by the following portfolio managers:

Portfolio Manager	Title	Length of Service to the Fund
Selwyn Crews	Director, Investment Strategies	Since 2022
Christian Chan	Senior Vice President, Chief Investment Officer	Since 2022
Purchase and Sale of Fund Shares: Financial institutions and intermediaries on behalf of their clients may purchase or sell shares through U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders to buy or sell electronically through those systems. Transactions will only occur on days the New York Stock Exchange is open. The Fund has no investment minimums, however, the financial institutions and intermediaries that sell the Fund’s shares may have established minimum values for the accounts that they handle.

Tax Information: The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-advantaged arrangements may be subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), AssetMark and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVES AND
PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

In the case of a Fund that has a policy of investing, under normal circumstances, either at least 80% or substantially all of its assets in a particular type of investment as of the time of purchase (a “Names Rule Policy”), the Fund’s Names Rule Policy may be changed without shareholder approval. No change to a Fund’s Names Rule Policy will be made without a minimum of 60 days advance notice being provided to the shareholders of the Fund. For purposes of a Fund’s Names Rule Policy, the Fund’s assets include net assets plus borrowings for investment purposes, if any.

GUIDEMARK® LARGE CAP CORE FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMark® Large Cap Core Fund is capital appreciation over the long term. This objective is fundamental, meaning it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of large capitalization companies. The Fund considers “large capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 1000® Index.

The Fund also may invest in derivatives such as futures, forwards and other similar instruments in order to “equitize” cash balances by gaining exposure to relevant equity markets. To the extent that derivatives have economic characteristics similar to the securities of large capitalization companies, they will be counted as such for purposes of the Fund’s 80% investment policy.

The sub-advisor uses a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down) and quality (i.e., profitability). The sub-advisor seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The sub-advisor may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the sub-advisor’s proprietary research.

The sub-advisor constructs the Fund’s portfolio by investing in the securities comprising the Russell 1000® Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the sub-advisor’s judgment, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEMARK® EMERGING MARKETS FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMark® Emerging Markets Fund is capital appreciation over the long term. This objective is fundamental, meaning it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in securities and other instruments that provide exposure to emerging market countries. For purposes of this policy, securities and other instruments that provide exposure to emerging market countries include: (i) securities issued by entities which are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries, (ii) securities denominated in, or linked to, currencies or interest rates of an emerging market country or countries, and (iii) derivatives or pooled structures (such as exchange-traded funds (“ETFs”)) that are linked to emerging markets. The Fund considers emerging market countries to be those defined by the MSCI Emerging Markets Index. The Fund will, under normal circumstances, seek exposure to a minimum of three emerging market countries.

The Fund mainly invests in equity securities of issuers in emerging market countries. The Fund’s investments in equity securities may include common stocks, unit stocks, stapled securities, ETFs and preferred stocks of companies of any size capitalization. The Fund also may invest in depositary receipts, including American Depositary Receipts (“ADRs”) of foreign companies and Global Depositary Receipts (“GDRs”). Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund also may invest in derivatives such as futures, forwards and other similar instruments in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) hedge exposure to foreign currencies. The Fund may engage in currency futures and currency forwards for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivatives for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance.

The sub-advisor uses a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down) and quality (i.e., profitability). The sub-advisor seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The sub-advisor may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the sub-advisor’s proprietary research.

The sub-advisor constructs the Fund’s portfolio by investing in the securities comprising the MSCI Emerging Markets Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the sub-advisor’s judgment, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEMARK® SMALL/MID CAP CORE FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMark® Small/Mid Cap Core Fund is capital appreciation over the long term. This objective is fundamental, meaning it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in the securities of small-to-medium capitalization companies. The Fund considers “small-to-medium capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 2500TM Index.

The Fund may invest in derivatives such as futures, forwards and other similar instruments in order to “equitize” cash balances by gaining exposure to relevant equity markets. To the extent that derivatives have economic characteristics similar to the securities of small-to-medium capitalization companies, they will be counted as such for purposes of the Fund’s 80% investment policy.

The sub-advisor uses a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down) and quality (i.e., profitability). The sub-advisor seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The sub-advisor may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the sub-advisor’s proprietary research.

The sub-advisor constructs the Fund’s portfolio by investing in the securities comprising the Russell 2500TM Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the sub-advisor’s judgment, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEMARK® WORLD EX-US FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMark® World ex-US Fund is to provide capital appreciation over the long term. This objective is fundamental, meaning it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, meaning they may be changed by action of the Board of Trustees of the Fund without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund invests primarily in equity securities incorporated or traded outside the United States. Generally, the Fund’s assets will be invested in securities of companies located in developed countries. The Fund considers developed countries to be those defined by the MSCI World ex-USA Index. The Fund will, under normal circumstances, invest in a minimum of three countries outside of the United States.

The Fund’s investments in equity securities may include common stocks, unit stocks, stapled securities, exchange-traded funds (“ETFs”) and preferred stocks of companies of any size capitalization. The Fund also may invest in depositary receipts, including American Depositary Receipts (“ADRs”) of foreign companies and Global Depositary Receipts (“GDRs”). Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund also may invest in derivatives such as futures, forwards and other similar instruments in order to (i) “equitize” cash balances by gaining exposure to relevant equity markets; and (ii) hedge exposure to foreign currencies. The Fund may engage in currency futures and currency forwards for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivatives for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. To the extent that derivatives have economic characteristics similar to equity securities, they will be counted as such for purposes of the Fund’s 80% investment policy.

The sub-advisor uses a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down) and quality (i.e., profitability). The sub-advisor seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The sub-advisor may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the sub-advisor’s proprietary research.

The sub-advisor constructs the Fund’s portfolio by investing in the securities comprising the MSCI World ex-USA Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the sub-advisor’s judgment, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEMARK® CORE FIXED INCOME FUND

Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the GuideMark® Core Fixed Income Fund is to provide current income consistent with low volatility of principal. This objective is fundamental, meaning that it cannot be changed without shareholder approval. The Fund will also seek capital appreciation.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.

The Fund will primarily invest in fixed income securities that are rated investment grade or better (i.e., rated in one of the four highest rating categories by an NRSRO or determined to be of comparable quality by the Fund’s sub-advisor if the security is unrated). The fixed income securities in which the Fund invests may have maturities of any length. The Fund intends to invest in the following types of fixed income securities:

•Obligations issued or guaranteed by the U.S. Federal Government, U.S. Federal agencies or U.S. government sponsored corporations and agencies
•Obligations of U.S. and non-U.S. corporations denominated in U.S. dollars, such as mortgage bonds, convertible and non-convertible notes and debentures, preferred stocks, commercial paper, certificates of deposit and bankers acceptances used by industrial, utility, finance, commercial banking or bank holding company organizations.
•Mortgage-backed and asset-backed securities (including adjustable rate mortgage loans, fixed rate mortgage loans, collateralized mortgage obligations, multiple class mortgage-backed securities, privately issued mortgage-backed securities and stripped mortgage-backed securities).
•Obligations, including the securities of emerging market issuers, denominated in U.S. dollars of international agencies, supranational entities and foreign governments (or their subdivisions or agencies).
•Obligations issued or guaranteed by U.S. local, city and state governments and agencies.
•Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation bonds.
•Repurchase Agreements & Reverse Repurchase Agreements
•To Be Announced (TBA)/When Issued (WI) Securities.
•Securities offered pursuant to Rule 144A and Commercial Paper defined under Section 4(2) of the Securities Act of 1933.

The Fund may use exchange-traded and over-the-counter derivatives to manage or adjust the risk profile or duration exposure of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to, among other things, stocks, bonds, debt obligations, interest rates, currencies or currency exchange rates, and related indexes. The use of these derivatives transactions may allow the Fund to obtain net long or net negative (short) exposure to selected interest rates, durations or credit risks. The derivatives in which the Fund may invest include, but are not limited to, futures contracts (including, but not limited to, interest rate, credit and index futures), swap agreements (including, but not limited to, interest rate, total return, index and credit default swaps), options (such as interest rate/bond options and options on swaps), and “to-be-announced” securities. The sub-advisor considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions. The Fund’s investments in derivatives will be made in accordance with applicable regulatory requirements and limitations.

The Fund is designed to allow the sub-advisor to invest in the core sectors of the U.S. domestic fixed income market (as defined by the Fund’s benchmark index) while seeking to maintain the Fund’s duration within a relatively close range to the duration of the Fund’s benchmark index. Duration is a measure of the sensitivity of the price of a debt security (or a portfolio of debt securities) to changes in interest rates. The prices of debt securities with shorter durations generally will be less affected by changes in interest rates than the prices of debt securities with longer durations.

The sub-advisor combines top-down views with bottom-up driven research to manage the Fund’s assets. Top-down views set by the portfolio management team determine risk targets, sector allocation, duration and yield curve positioning. Sector teams are responsible for credit research and building bottom-up driven sector portfolios that meet the targets set by the portfolio management team.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEPATH® GROWTH ALLOCATION FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Growth Allocation Fund seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
The Fund operates as a fund of funds, investing primarily in registered mutual funds, including ETFs. The Advisor believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchanged-traded products, such as ETNs.

In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated, either directly or indirectly via the Underlying Funds, into a diversified portfolio of domestic and international equity securities (including ADRs and GDRs) and domestic and international fixed income securities. The intention is to capture broad capital market returns, while seeking to balance the pursuit of maximum total return against the control of risk in the portfolio.

In addition to the general allocation into equity, fixed income and cash equivalent asset classes, the Fund’s assets are also typically allocated among a variety of sub-asset classes. The Fund’s equity investments typically include, either directly or indirectly via the Underlying Funds, a mix of weightings of larger and smaller capitalization equity securities, growth and value stocks, and equity securities from developed and emerging international markets. The Fund’s fixed income investments may be expected to be allocated, either directly or indirectly via the Underlying Funds, among corporate bonds, mortgage-backed or asset-backed securities; securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and to higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. Typically, a significant portion of the Fund’s fixed income allocation will be in non-investment grade fixed income investments with varying maturities.

The Advisor’s asset allocation decisions are based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio. The research providers’ asset allocation approaches typically utilize fundamental and quantitative analysis regarding long-term capital market expectations, the economic outlook, and assumptions regarding risks and returns.

The Fund’s asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to generally remain consistent for longer periods of time. Under normal circumstances, the Fund is expected to allocate between 65% and 100% of its assets to equity securities or investments that provide exposure to equity securities. Over time, the asset allocation mix may change as a result of changing capital market assumptions. Under normal market conditions, the Fund is expected to allocate approximately 99% of its assets to equity securities or investments that provide exposure to equity securities and 1% of its assets to fixed income securities or investments that provide exposure to fixed income securities, including cash equivalents. The Fund also may allocate significant assets to international equity markets: up to 45% to developed international markets and up to 35% to emerging markets.

The Fund may invest in Underlying Funds that use derivatives for risk management purposes or as part of their investment strategies. An Underlying Fund may use derivatives to enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Conservative Allocation Fund seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
The Fund operates as a fund of funds, investing primarily in registered mutual funds, including ETFs. The Advisor believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as ETNs.

In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated, either directly or indirectly via the Underlying Funds, into a diversified portfolio consisting of domestic and international equity securities (including ADRs and GDRs) and domestic and international fixed income securities. The intention is to capture broad capital market returns over the long term, while seeking to balance the pursuit of maximum total return against the control of risk in the portfolio.

In addition to the general strategic allocation into equity, fixed income and cash equivalent asset classes, the Fund’s assets are also typically allocated among a variety of sub-asset classes. The Fund’s equity investments typically include, either directly or indirectly via the Underlying Funds, a mix of weightings of larger and smaller capitalization equity securities, growth and value stocks, and equity securities from developed and emerging international markets. The Fund’s fixed income investments may be expected to be allocated, either directly or indirectly via the Underlying Funds, among corporate bonds, mortgage-backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and to higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. A significant portion of the Fund’s fixed income allocation will be in non-investment grade fixed income investments with varying maturities. The Fund may also allocate a portion of its assets to commodities related investments.

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio. The research providers’ asset allocation approaches typically utilize fundamental and quantitative analysis regarding long-term capital market expectations, the economic outlook, and assumptions regarding risks and returns.

Under normal circumstances, the Fund is expected to allocate between 15% and 55% of its assets to equity securities and investments that provide exposure to equity securities and between 45% and 85% of its assets to fixed income securities and investments that provide exposure to fixed income securities. Over time, the asset allocation mix may change as a result of changing capital market assumptions or short-term market opportunities. Under normal market conditions, the Fund is expected to allocate approximately 35% of its assets to equity securities and investments that provide exposure to equity securities and 65% of its assets to fixed income securities and investments that provide exposure to fixed income securities, including cash equivalents. For example, if the Advisor believes that the stock market is undervalued, it may increase the equity allocation, or if the Advisor believes that the stock market is overvalued, it may decrease the equity allocation. Within these ranges, the Advisor has the ability to overweight or underweight certain asset classes in pursuit of increased return or reduced risk in the short to intermediate term. The Fund’s portfolio will be rebalanced periodically as a result of asset class performance causing drift away from the targeted asset allocation mix.

The Fund may invest in Underlying Funds that use derivatives for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives that the Underlying Funds may use include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEPATH® TACTICAL ALLOCATION FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Tactical Allocation Fund seeks to maximize total return, consisting of a combination of long-term capital appreciation and current income, while moderating risk and volatility in the portfolio. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
In seeking to maximize total return, under normal circumstances, the Fund’s assets are allocated into a diversified portfolio consisting of domestic and international equity securities (including ADRs and GDRs), domestic and international fixed income securities, ETFs, mutual funds and cash equivalent money market securities. The Fund’s percentage allocation to individual securities may range from 0% - 90% of the Fund’s assets. The intention is to allow the Advisor broad flexibility to seek to take advantage of shorter-term opportunities to increase returns or to aggressively mitigate risks, through tactical, and potentially frequent, allocation shifts among asset classes.

The asset classes in which the Fund may invest include growth and value stocks, equity securities from developed and emerging international markets, commodity-related securities and domestic and international real estate securities, corporate bonds, mortgage- backed or asset-backed securities, securities issued by the U.S. and foreign governments or their agencies and instrumentalities, and higher-yielding bonds sometimes referred to as “junk bonds”), including emerging market debt. The Fund may invest in debt obligations of any maturity. A significant portion of the Fund’s fixed income allocation may be in non-investment grade fixed income investments with varying maturities, but these allocations may vary significantly over time.

The Fund may allocate assets to various fixed income and equity securities and sectors. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure to unattractive sectors at the appropriate times, while also increasing exposure to attractive sectors on a timely basis.

The Fund may invest in Underlying Funds when the Advisor believes such investments will provide the Fund with an efficient means of creating exposure to a broad range of securities. The percentage allocation to Underlying Funds may range from 10% - 100% of the Fund’s assets. The Fund may also invest in other exchange-traded products, such as ETNs. The ETFs and ETNs in which the Fund invests include inverse, leveraged, and inverse-leveraged ETFs and ETNs. Inverse ETFs and ETNs are designed to correlate inversely with the performance of an index. Leveraged and inverse-leveraged ETFs and ETNs seek investment results that correspond to two or more times the performance of an index or inverse of the performance of an index, respectively. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in which the Fund may invest in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs.

The Fund may also invest in Underlying Funds that use alternative strategies and/or use derivatives for risk management purposes or as part of their investment strategies. The alternative strategies that the Underlying Funds may use include, among others, long/short strategies - equity and fixed income, market-neutral strategies, and absolute return/global macro strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives that the Underlying Funds may use include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust its risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, including tactical volatility managed asset allocation approaches developed by various research providers selected by the Advisor. The Advisor may rely on a combination of internal and external research in constructing the Fund’s portfolio. The asset allocation approaches considered by the Advisor typically utilize fundamental and quantitative analysis regarding capital market expectations, the economic outlook, and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek the maximum total return, while maintaining diversification and limiting risk and volatility.

The Fund’s asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to change frequently over time. The Fund does not have a set target asset allocation mix among equities, fixed income securities and cash equivalent investments. If the Advisor believes that the stock market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes such as fixed income or cash equivalent securities. The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return. Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Absolute Return Allocation Fund seeks to achieve consistent absolute positive returns over time regardless of the market environment. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
The Fund operates as a fund of funds, investing primarily in registered mutual funds, including ETFs. The Advisor believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as ETNs.

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from absolute return asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio. The research providers’ absolute return asset allocation approaches typically utilize fundamental and quantitative analyses of global market and economic conditions and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek to achieve consistent absolute positive returns over time regardless of the market environment.

In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in fixed income or equity-oriented investments across global markets, using varying active asset allocation strategies among different security types, asset classes, yield and duration, valuation analyses, and currency exposure considerations.

The Fund may utilize an absolute return asset allocation strategy that builds on a foundation of alternative investments, such as long/short equity funds that seek a modest positive return from equity investments, that attempts to stay insulated from general stock market volatility, combined with opportunistic equity and fixed income investments strategically selected to enhance returns. Using qualitative and quantitative techniques, the Fund’s assets may be oriented more or less toward alternative investments, or toward various types of opportunistic investments.

The Fund may invest in Underlying Funds that use alternative strategies, including Underlying Funds that engage in significant use of derivatives for risk management purposes or engage in significant use of derivatives as part of their investment strategies. The alternative strategies that the Underlying Funds may use include, among others, long/short strategies – equity and fixed income, market-neutral strategies, absolute return/global macro strategies, and risk premium strategies, including market risk transfer strategies, alternative (marketplace) lending and real estate, reinsurance and commodity-linked derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, commodities, currencies or currency exchange rates, and related indexes. Examples of derivatives that the Underlying Funds may use include options, futures (including, but not limited to, commodity futures contracts and bitcoin futures contracts) and options thereon, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Underlying Fund, to replace more traditional direct investments, or to obtain exposure to certain markets or asset classes, including digital assets such as bitcoin.

Marketplace lending, which is sometimes also referred to as alternative lending, peer-to-peer lending and online lending, is an alternative to more traditional debt financing done through a bank. There are several different models of marketplace lending platforms, but generally, a platform typically matches consumers, small or medium-sized businesses or other types of borrowers with investors (such as private funds in which the Fund may invest) that are interested in gaining investment exposure to the loans made to such borrowers. Such loans may be secured or unsecured. They are not rated by a nationally recognized statistical rating organization (“NRSRO”) and may constitute a high-risk and speculative investment.
The Fund may also utilize absolute return asset allocation strategies that allocate assets to various fixed income instruments and sectors using various passive index-oriented ETFs focusing on instruments such as U.S. Government bonds and notes, corporate bonds, bank loans, mortgage-related securities and asset-backed securities, inflation-protected debt securities, corporate bonds of various quality levels and maturity/duration, and cash equivalent investments. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure at the appropriate times, while increasing exposure to attractive sectors on a timely basis.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Multi-Asset Income Allocation Fund seeks to maximize current income while moderating risk and volatility in the portfolio. As a secondary objective, the Fund seeks capital appreciation. The Fund’s investment objectives are non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
The Fund operates as a fund of funds, investing primarily in registered mutual funds (both actively and passively managed) and ETFs. The Advisor believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of asset classes. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as ETNs.

The Fund has broad flexibility to allocate its assets among a wide variety of debt and equity securities and REITs. As part of its principal investment strategy or for temporary defensive purposes, any portion of the Fund’s assets may also be invested in cash and cash equivalents. The Fund may invest in such instruments directly or indirectly through its investment in Underlying Funds. The Fund’s approach is flexible and allows the Advisor to shift the Fund’s allocations in response to changing market conditions. As a result, the Fund may at times be invested in a single or multiple asset classes, markets or sectors. The Fund may also take positions in various global currencies and may hold positions in instruments that are denominated in currencies other than the U.S. dollar.

The Advisor’s asset allocation decisions are based on different factors and analytical approaches, derived from asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio. In attempting to achieve the Fund’s investment objective, the Advisor monitors and adjusts the Fund’s asset allocations as necessary.

Under normal circumstances, the Fund will be expected to allocate between 40% and 80% of its assets to equity securities and investments that provide exposure to equity securities and between 20% to 60% of its assets to fixed income securities and investments that provide exposure to fixed income securities. Over time, the asset allocation mix may change as a result of changing capital market assumptions or short-term market opportunities. Under normal market conditions, the Fund will be expected to allocate approximately 60% of its assets to equity securities and investments that provide exposure to equity securities and 40% of its assets to fixed income securities and investments that provide exposure to fixed income securities, including cash equivalents.

The Fund’s fixed income allocation may include, but is not limited to, investments made directly or indirectly via the Underlying Funds in debt securities of governments, government agencies and supranational entities, debt securities of corporations, preferred stock, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations. The Fund’s fixed income allocation may also include higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. It is possible that a significant portion of the Fund’s fixed income allocation may be invested, directly or indirectly, in non-investment grade fixed income investments with varying maturities.

The Fund may invest, directly or indirectly, in domestic and international equities (including ADRs and GDRs). The Fund’s equity allocation may include investments made directly or indirectly via the Underlying Funds in both small- and large-capitalization companies and both growth and value stocks. The Fund’s equity allocation may also include equity securities from emerging international markets, and both domestic and international real estate securities.

The Fund may invest in Underlying Funds that use alternative strategies (e.g., long/short strategies – equity and fixed income, market-neutral strategies, and absolute return/global macro strategies) and/or use derivatives for risk management purposes or as part of their investment strategies. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies.

The derivative instruments in which the Underlying Funds may take positions include fixed income and/or currency futures, forwards, options, swaps (including, among others, credit default swaps), credit derivatives and similar instruments. The Underlying Funds may enter into currency-related transactions in both developed and emerging markets involving certain derivative instruments, in an attempt to generate total return and manage risk from differences in global short-term interest rates. These instruments may include currency and cross-currency forwards, currency and cross-currency swaps, and currency index futures contracts.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Flexible Income Allocation Fund seeks to provide current income while moderating risk and volatility in the portfolio. As a secondary objective, the Fund seeks capital appreciation. The Fund’s investment objectives are non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
The Fund operates as a fund of funds, investing primarily in registered mutual funds (both actively and passively managed) and ETFs. The Advisor believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of fixed income and equity securities. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as ETNs.

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from volatility managed and income focused asset allocation approaches developed by various research providers and considered by the Advisor in constructing the Fund’s portfolio. The research providers’ volatility managed and income focused asset allocation approaches typically utilize fundamental and quantitative analyses of global market and economic conditions and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek to achieve consistent returns over time regardless of the market environment while also seeking to generate high levels of income.

In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in various types of domestic and international fixed income securities, domestic and international equity securities (including ADRs and GDRs) and cash equivalent money market securities.

The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include, but are not limited to, debt securities of governments, government agencies and supranational entities, debt securities of corporations, preferred stock, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations, higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt, dividend-paying securities of small- and large-capitalization companies, growth and value stocks, equity securities from developed and emerging market countries, and both domestic and international real estate securities. The Fund may also take positions in various global currencies and may hold positions in instruments that are denominated in currencies other than the U.S. dollar. It is possible that a significant portion of the Fund’s assets may be invested, directly or indirectly, in non-investment grade fixed income investments with varying maturities.

The Fund may allocate assets to passive index-oriented ETFs that provide exposure to various fixed income and equity securities and sectors. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure to unattractive sectors at the appropriate times, while also increasing exposure to attractive sectors on a timely basis. The Fund may also invest in inverse, leveraged, and inverse-leveraged ETFs and ETNs. Inverse ETFs and ETNs are designed to correlate inversely with the performance of an index. Leveraged and inverse-leveraged ETFs and ETNs seek investment results that correspond to two or more times the performance of an index or inverse of the performance of an index, respectively.

The Fund may utilize an asset allocation strategy that builds on a foundation of alternative investments, such as long/short equity funds that seek a modest positive return from equity investments, that attempts to stay insulated from general stock market volatility, combined with opportunistic equity and fixed income investments strategically selected to enhance returns. The Fund’s alternative strategies may also include diversified risk premium strategies, including market risk transfer strategies, alternative (marketplace) lending and real estate, reinsurance and commodity-linked derivatives, including, but not limited to, commodity futures contracts and bitcoin futures contracts and options thereon.

Marketplace lending, which is sometimes also referred to as alternative lending, peer-to-peer lending and online lending, is an alternative to more traditional debt financing done through a bank. There are several different models of marketplace lending platforms, but generally, a platform typically matches consumers, small or medium-sized businesses or other types of borrowers with investors (such as private funds in which the Fund may invest) that are interested in gaining investment exposure to the loans made to such borrowers. Such loans may be secured or unsecured. They are not rated by a nationally recognized statistical rating organization (“NRSRO”) and may constitute a high-risk and speculative investment.

The Fund’s asset allocation mix among fixed income, equity and cash equivalent money market securities is intended to change over time. The Fund does not have a set target asset allocation mix. If the Advisor believes that market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes. The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return. Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified.

The Fund may invest in Underlying Funds that use derivatives for risk management purposes or engage in significant use of derivatives as part of their investment strategies. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies.

The derivative instruments in which the Underlying Funds may take positions include fixed income and/or currency futures, forwards, options, swaps (including, among others, credit default swaps), credit derivatives and similar instruments. The Underlying Funds may enter into currency-related transactions in both developed and emerging markets involving certain derivative instruments, in an attempt to generate total return and manage risk from differences in global short-term interest rates. These instruments may include currency and cross-currency forwards, currency and cross-currency swaps, and currency index futures contracts.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Managed Futures Strategy Fund seeks to generate a positive absolute return over time. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
Under normal market conditions, the Fund seeks exposure to various asset classes, which may vary significantly over time but is generally expected to include exposure to equity markets, bond markets, interest rates, commodities, and currencies. The sub-advisor uses proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments across time periods of various lengths. The sub-advisor believes that asset prices may show persistent trading behavior due to a number of behavioral biases among market participants as well as certain risk-management policies that will identify assets to purchase in upward-trending markets and identify assets to sell in downward-trending markets.

Although the Fund seeks exposure across a variety of asset classes, it may emphasize one or two of the asset classes or a limited number of exposures within an asset class. There are no geographic limits on the asset class exposures and there is great flexibility in looking for investments around the globe, including in emerging markets. The Fund may have both “short” and “long”’ exposures within an asset class based upon potential opportunities. A “short” exposure will benefit when the underlying asset class decreases in price. A “long” exposure will benefit when the underlying asset class increases in price.

The Fund expects to pursue its investment strategies by making extensive use of a variety of derivative instruments, including futures contracts, forward currency contracts and swaps. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency or commodity, at a specified price at a specified later date. A forward currency contract involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. The Fund lends its portfolio securities to seek to generate additional income.

The Fund may also invest in ETFs or ETNs through which the Fund can participate in the performance of one or more asset classes.

In connection with the Fund’s managed futures strategy, the Fund’s portfolio may be concentrated in the financial services industry, which means the Fund may invest more than 25% of its total assets in securities and other obligations (for example, bank certificates of deposit, repurchase agreements and time deposits) of issuers in such industry. A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, U.S. Government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and cash and cash equivalents with one year or less term to maturity. These cash or cash equivalent holdings serve as collateral for certain of the Fund’s derivatives positions.

As a result of the Fund’s use of derivatives, the Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act and the rules and interpretations thereunder impose certain limitations on the Fund’s ability to use leverage; however, the Fund is not subject to any additional limitations on its net long and short exposures. For example, the Fund, on average, could hold instruments that provide three to four times the net return (positive or negative) of an unleveraged investment in the equities, bonds, interest rates, commodities, or currencies underlying such instruments. When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300% per year). The Advisor expects the Fund’s net asset value over short-term periods to be volatile because of the significant use of instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk. The Fund lends its portfolio securities to seek to generate additional income.

Although the Fund does not intend to invest in physical commodities directly, the Fund expects to obtain investment exposure to commodities and commodity related derivatives by investing in the Subsidiary. Through the Subsidiary, the Fund may invest in “commodity-linked” or “commodity index-linked” investments such as commodity futures contracts and commodity swap agreements. To the extent the Fund invests through the Subsidiary, the Fund will comply with the provisions of the Investment Company Act of 1940, as amended, governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary.

GUIDEPATH® CONSERVATIVE INCOME FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Conservative Income Fund (the “Fund”) seeks to generate current income. As a secondary objective, the Fund seeks capital preservation. The Fund’s investment objectives are non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
The Fund invests primarily in a portfolio of actively and passively managed registered mutual funds and exchange-traded funds (“ETFs”), in addition to direct investments. The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of investments. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).

Under normal circumstances, the Fund will make investments in fixed income securities, including cash equivalents, that primarily have a maturity that is between 0 and 5 years. The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include, but are not limited to, debt securities of governments, government agencies and supranational entities, debt securities of corporations, preferred stock, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations and higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. The Fund may also take positions in various global currencies and may hold positions in instruments that are denominated in currencies other than the U.S. dollar. In pursuit of the Fund’s secondary investment objective of capital preservation, the Fund expects under normal circumstances to invest a significant portion of its assets in cash and cash equivalents, including by investing approximately 25% to 50% of the Fund’s total assets in money market funds.

In selecting debt securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and prepayment risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

The Fund may shift its investments from one asset class to another based on the Advisor’s analysis of the best opportunities for the Fund’s portfolio in a given market.  The Fund may invest up to 20% of its total assets in bonds rated below investment grade.  The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund’s asset allocation mix may change periodically over time. The Fund does not have a set target asset allocation mix. If the Advisor believes that market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes. Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified. In certain circumstances the Fund may be fully invested in cash equivalents securities for an extended period of time.

The Fund may invest in Underlying Funds that use derivatives for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to, among other things, stocks, bonds, debt obligations, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives that the Underlying Funds may use include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEPATH® INCOME FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Income Fund (the “Fund”) seeks to generate current income. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
The Fund invests primarily in a portfolio of actively and passively managed registered mutual funds, exchange-traded funds (“ETFs”), and closed-end funds, in addition to direct investments in securities and certain derivatives. The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. (“AssetMark” or the “Advisor”) believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of investments. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from volatility-managed and income-focused asset allocation approaches. These approaches typically utilize fundamental and quantitative analyses of global market and economic conditions and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek high total return and income, managed to contain the potential magnitude of drawdowns in high volatility markets. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.

In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in various types of domestic and international fixed income securities, domestic and international equity securities (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and cash equivalent money market securities. The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years and are rated BBB- or higher, or are unrated and deemed to be of comparable quality by the Advisor; provided, however, that the Fund may invest up to 50% of its total assets in bonds rated below investment grade.  Under normal circumstances, the Fund’s portfolio will have an average duration of 2 to 5 years. In some instances, the Fund’s average duration may exceed this range but is not expected to exceed that of the Bloomberg US Aggregate Bond Index.  Duration is a measurement of price sensitivity to interest rate changes.

The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include, but are not limited to, debt securities of governments, government agencies and supranational entities, debt securities of corporations, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations, higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt, preferred stock, dividend-paying securities of small- and large-capitalization companies, business development companies (“BDCs”), publicly traded real estate investment trusts (“REITs”), non-traded unregistered REITs, ETFs and pooled investment funds including private investment funds that are not registered under the 1940 Act (“private funds”) that provide exposure to pools of whole loans, including those sourced through peer-to-peer or marketplace lending platforms.

Marketplace lending, which is sometimes also referred to as alternative lending, peer-to-peer lending and online lending, is an alternative to more traditional debt financing done through a bank. There are several different models of marketplace lending platforms, but generally, a platform typically matches consumers, small or medium-sized businesses or other types of borrowers with investors (such as private funds in which the Fund may invest) that are interested in gaining investment exposure to the loans made to such borrowers. Such loans may be secured or unsecured. They are not rated by a nationally recognized statistical rating organization (“NRSRO”) and may constitute a high-risk and speculative investment.

The Fund may also take positions in various global currencies and may hold positions in instruments that are denominated in currencies other than the U.S. dollar. Under normal circumstances, the Fund will make investments in fixed income securities that primarily have a maturity that is between 1 and 10 years.

In selecting debt securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and prepayment risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

The Fund may allocate assets to ETFs that provide exposure to various fixed income and equity securities and sectors. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure to unattractive sectors at the appropriate times, while also increasing exposure to attractive sectors on a timely basis. The ETFs in which the Fund may invest include those that invest primarily in senior bank loans (also referred to as leveraged loans).

The Fund may also invest in inverse, leveraged, and inverse-leveraged ETFs and ETNs. Inverse ETFs and ETNs are designed to correlate inversely with the performance of an index. Leveraged and inverse-leveraged ETFs and ETNs seek investment results that correspond to two or more times the performance of an index or inverse of the performance of an index, respectively.

The Fund may engage in a strategy of purchasing and selling (writing) call and put options on indexes or ETFs (hereafter referred to as "call options" and "put options"). The writer of a call option receives cash (the “premium”) from the purchaser. In return, the purchaser of a call option has the right to any appreciation in the value of the underlying index or ETF over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the writer of the option retains the premium. If the purchaser exercises the option, the writer of the option pays the purchaser the difference between the value of the underlying index or ETF and the exercise price of the option.

The value of a call option generally increases as the prices of the stocks constituting the underlying index or ETF increase, and decreases as those stocks decrease in price. Conversely, the value of a put option generally increases as the prices of the stocks constituting the underlying index or ETF decrease, and decreases as those stocks increase in price. The premium, the exercise price and the value of the underlying index or ETF will determine the gain or loss realized by the Fund on a written or purchased option. When the Fund has written an option, it generally can repurchase the option prior to the expiration date, ending its obligation. In such case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund. While writing call options may reduce the Fund’s volatility and provide a source of steady cash flow, it may also reduce the Fund’s ability to profit from increases in the value of the underlying index or ETF.

Using the proceeds from its written call options, the Fund may buy put options in an attempt to hedge against a significant market decline in the underlying index or ETF that may occur over a short period of time. In addition, the Fund may write call options or put options on the underlying indexes of the ETFs in which the Fund is invested.

The Fund may invest in Underlying Funds that use derivatives for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to, among other things, stocks, bonds, debt obligations, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives that the Underlying Funds may use include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies. The Fund may also invest directly in futures contracts. It is anticipated that the Fund may have net economic leverage of up to 30% of the Fund’s total assets through its investments in closed-end funds, leveraged ETFs and ETNs, and certain derivatives, such as options and futures contracts.

The Fund’s asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to change frequently over time.  The Fund does not have a set target asset allocation mix among equities, fixed income securities and cash equivalent investments.  If the Advisor believes that the stock market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes such as fixed income or cash equivalent securities.  The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return.  Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified. In certain circumstances the Fund may be fully invested in cash equivalents securities for an extended period of time.

The Fund lends its portfolio securities to seek to generate additional income.

GUIDEPATH® GROWTH AND INCOME FUND

Investment Objective and Principal Investment Strategies

Investment Objective
GuidePath® Growth and Income Fund (the “Fund”) seeks capital appreciation. As a secondary objective, the Fund seeks to generate current income. The Fund’s investment objectives are non-fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval (although the Fund would provide notice to shareholders regarding any change).

Principal Investment Strategies
The Fund invests primarily in a portfolio of actively and passively managed registered mutual funds, exchange-traded funds (“ETFs”), closed-end funds and business development companies (“BDCs”), in addition to direct investments. The funds in which the Fund may invest are referred to herein as the “Underlying Funds.” AssetMark, Inc. (“AssetMark” or the “Advisor”) believes that investing in Underlying Funds provides the Fund with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of investments. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, the Fund may buy Underlying Funds managed by the Advisor or its affiliates, which, in turn, invest in various securities, including ETFs. The Fund may also invest directly in securities and other exchange-traded products, such as exchange-traded notes (“ETNs”).

The Advisor may invest in securities of companies of various market capitalizations. The Fund considers “large capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 1000® Index. The Fund considers “small-to-medium capitalization companies” to be companies, at the time of purchase, whose market capitalizations are within the range of the market capitalizations in the Russell 2500TM Index.

The Advisor’s asset allocation decisions will be based on different factors and analytical approaches, derived from volatility-managed and income-focused asset allocation approaches. These approaches typically utilize fundamental and quantitative analyses of global market and economic conditions and assumptions regarding risks and returns. The Advisor seeks to create a portfolio that is optimized to seek high total return and income, managed to contain the potential magnitude of drawdowns in high volatility markets.

In pursuing the Fund’s objective, the Fund invests, either directly or indirectly via the Underlying Funds, in various types of domestic and international fixed income securities, domestic and international equity securities (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and cash equivalent money market securities.

The asset classes in which the Fund may invest, either directly or indirectly via the Underlying Funds, include, but are not limited to, debt securities of governments, government agencies and supranational entities, debt securities of corporations, bank loans, convertible securities, mortgage- or asset-backed securities, inflation-linked securities and other securitized or collateralized debt obligations and higher-yielding bonds (sometimes referred to as “junk bonds”), including emerging market debt. The Fund may invest in debt securities of any maturity or quality. The Fund may invest in equity securities which include domestic and foreign common and preferred stock, convertible debt securities, ADRs, business development companies (“BDCs”), Master Limited Partnerships (“MLPs”), publicly traded real estate investment trusts (“REITs”), non-traded unregistered REITs, ETFs and pooled investment funds including private investment funds that are not registered under the 1940 Act (“private funds”) that provide exposure to pools of whole loans, including those sourced through peer-to-peer or marketplace lending platforms.

Marketplace lending, which is sometimes also referred to as alternative lending, peer-to-peer lending and online lending, is an alternative to more traditional debt financing done through a bank. There are several different models of marketplace lending platforms, but generally, a platform typically matches consumers, small or medium-sized businesses or other types of borrowers with investors (such as private funds in which the Fund may invest) that are interested in gaining investment exposure to the loans made to such borrowers. Such loans may be secured or unsecured. They are not rated by a nationally recognized statistical rating organization (“NRSRO”) and may constitute a high-risk and speculative investment.

MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their earnings in distributions. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.

In selecting debt securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and prepayment risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

The Fund may allocate assets to ETFs that provide exposure to various fixed income and equity securities and sectors. Using this type of strategy, the Fund seeks to tactically avoid risk by reducing exposure to unattractive sectors at the appropriate times, while also increasing exposure to attractive sectors on a timely basis. The Fund may also invest in inverse, leveraged, and inverse-leveraged ETFs and ETNs. Inverse ETFs and ETNs are designed to correlate inversely with the performance of an index. Leveraged and inverse-leveraged ETFs and ETNs seek investment results that correspond to two or more times the performance of an index or inverse of the performance of an index, respectively.

The Fund may, at the discretion of the Advisor, engage in a strategy of purchasing and selling (writing) call and put options on indexes or ETFs (hereafter referred to as "call options" and "put options"). The writer of a call option receives cash (the “premium”) from the purchaser. In return, the purchaser of a call option has the right to any appreciation in the value of the underlying index or ETF over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the writer of the option retains the premium. If the purchaser exercises the option, the writer of the option pays the purchaser the difference between the value of the underlying index or ETF and the exercise price of the option.

The value of a call option generally increases as the price of the stocks constituting the underlying index or ETF increase, and decreases as those stocks decrease in price. Conversely, the value of a put option generally increases as the prices of the stocks constituting the underlying index or ETF decrease, and decreases as those stocks increase in price. The premium, the exercise price and the value of the underlying index or ETF will determine the gain or loss realized by the Fund on a written or purchased option. When the Fund has written an option, it generally can repurchase the option prior to the expiration date, ending its obligation. In such case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund. While writing call options may reduce the Fund’s volatility and provide a source of steady cash flow, it may also reduce the Fund’s ability to profit from increases in the value of the underlying index or ETF.

Using the proceeds from its written call options, the Fund may buy put options in an attempt to hedge against a significant market decline in the underlying index or ETF that may occur over a short period of time. In addition, the Fund may write call options or put options on the underlying indexes of the ETFs in which the Fund is invested.

The Fund may invest in Underlying Funds that use derivatives for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to, among other things, stocks, bonds, debt obligations, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives that the Underlying Funds may use include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity-linked notes. An Underlying Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk and duration exposure profile of the Underlying Fund, to replace more traditional direct investments or to obtain exposure to certain markets, interest rates, sectors or individual issuers. The derivatives used by an Underlying Fund may allow the Underlying Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. An Underlying Fund may also use derivatives to hedge or gain exposure to currencies. The Fund may also invest directly in futures contracts. The Fund may, at the discretion of the Advisor, use futures contracts as a means to implement a volatility-managed strategy. The Fund's volatility targeting component attempts to balance upside return potential during periods of relative market stability while seeking to mitigate losses during periods of heightened market volatility. It is anticipated that the Fund may have net economic leverage of up to 30% of the Fund’s total assets through its investments in closed-end funds, leveraged ETFs and ETNs, and certain derivatives, such as options and futures contracts.

The Fund’s asset allocation mix among equity, fixed income and cash equivalent money market securities is intended to change frequently over time.  The Fund does not have a set target asset allocation mix among equities, fixed income securities and cash equivalent investments.  If the Advisor believes that the stock market conditions are unfavorable or overvalued, it may significantly increase the allocation to more defensive asset classes such as fixed income or cash equivalent securities.  The Advisor also has broad latitude to allocate assets to equity securities in pursuit of perceived opportunities for additional return.  Based on these judgments, the Fund’s asset allocation mix may significantly change over time in response to opportunities as they are identified. In certain circumstances the Fund may be substantially or fully invested in cash equivalent securities for an extended period of time.

The Fund lends its portfolio securities to seek to generate additional income.

FURTHER DETAILS ABOUT THE FUNDS

Cash and Short-Term Investments. Each Fund may from time to time have a portion of its assets invested in money market mutual funds, cash and short-term, high-quality money market investments. The Funds may invest in money market investments while waiting to invest cash received from purchases of Fund shares, the sale of portfolio securities or other sources. Money market investments purchased by a Fund will be rated in one of the four highest ratings categories by an NRSRO. Under normal circumstances, each Fund may hold cash or money market securities such as money market mutual funds, commercial paper, certificates of deposit, demand and time deposits and banker’s acceptances, U.S. Government securities (such as U.S. Treasury obligations) and repurchase agreements. The Funds may also hold cash in a money market deposit account at U.S. Bank, N.A, the Funds’ custodian. In rising markets, holding cash or cash equivalents will negatively affect a Fund's performance relative to its benchmark.

Investments in Other Investment Companies and Exchange-Traded Funds. Each Fund may invest in other investment companies (including business development companies), ETFs and similarly structured pooled investments for the purpose of gaining exposure to certain markets while maintaining liquidity. A Fund’s investments in shares of other investment companies (including certain ETFs) are limited by the federal securities laws and regulations governing mutual funds. The Fund’s investments in securities of other investment companies, including ETFs, may result in the duplication of certain fees and expenses.

Ordinarily, the 1940 Act prohibits a mutual fund from buying more than 3% of the shares of any other single mutual fund, investing more than 5% of its assets in any other single mutual fund, or investing more than 10% of its assets in other mutual funds generally.  However, GPS Funds I and GPS Funds II (each a “Trust” and, together, the “Trusts”) may rely on provisions of the 1940 Act and applicable rules, regulations and SEC guidance thereunder, including Rule 12d1-4, that permit a Fund to invest in other investment companies beyond statutory limitations, subject to certain terms and conditions.

Liquidity of Investments. Adverse market developments or unfavorable investor perceptions may cause the securities held by an Underlying Fund, or the Underlying Fund itself, to become less liquid. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund or an Underlying Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a security can adversely affect a Fund’s or an Underlying Fund’s value or prevent a Fund or an Underlying Fund from being able to take advantage of other investment opportunities. Additionally, in order to meet redemption requests, a Fund or an Underlying Fund may be forced to sell liquid securities at an unfavorable time and in unfavorable conditions causing a loss to the Fund or Underlying Fund.

Proprietary Methodologies. GSAM and its affiliates may manage, develop, own and operate stock and other indexes which are based on the same, or substantially similar, proprietary rules-based methodologies (“Proprietary Methodologies”) as those that are used to manage the GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund and GuideMark® World ex-US Fund. Changes to the Proprietary Methodologies are subject to certain internal approvals that may delay the implementation of such changes for a Fund. GSAM also may, in its discretion, make investment decisions based on market or other events that deviate from the Proprietary Methodologies.

Contractual Arrangements. The Trusts enter into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Advisor, sub-advisor, custodian, fund administrator, fund accountant and shareholder servicing agents, transfer agent and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of a Trust.

This Prospectus provides information concerning the Trusts and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trusts or the Funds and any shareholder, or to give rise to any rights to any shareholder or other person other than any rights under federal or state law that may not be waived.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTMENT

Mutual funds, using professional investment managers, invest shareholders’ money in securities. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved. Because the value of your investment in a Fund will fluctuate, there is also a risk that you may lose money.

The alphabetized table below, and the descriptions that follow, describe the principal risks of investing in the Funds. These risks could adversely affect the net asset value and total return of a Fund and your investment. For purposes of this section, the term “Fund” should be read to mean the Funds and the Underlying Funds.

• Applicable — Not Applicable	GuideMark® Large Cap Core Fund	GuideMark® Emerging Markets Fund	GuideMark® Small/Mid Cap Core Fund	GuideMark® World ex-US Fund
Alternative Strategies Risk	—	—	—	—
Bitcoin Investments Risk	—	—	—	—
Bitcoin Market Volatility Risk	—	—	—	—
Business Development Company Risk	—	—	—	—
Closed-End Fund Risk	—	—	—	—
Collateralized Debt Obligations Risk	—	—	—	—
Commodities Risk	—	—	—	—
Convertible Securities Risk	—	—	—	—
Credit Risk	—	—	—	—
Debt/Fixed Income Securities Risk	—	—	—	—
Derivatives Risk	•	•	•	•
Emerging Markets Risk	—	•	—	—
Equity Risk	•	•	•	•
Exchange-Traded Funds Risk	—	•	—	•
Exchange-Traded Notes Risk	—	—	—	—
Extension Risk	—	—	—	—
Focus Risk	—	—	—	—
Foreign Exchange Trading Risk	—	—	—	—
Foreign Securities Risk	—	•	—	•
Fund of Funds Risk	—	--	—	—
Growth Investment Risk	•	•	•	•
High-Yield Debt Securities Risk	—	—	—	—
Inflation-Indexed Securities Risk	—	—	—	—
Inflation-Linked Securities Risk	—	—	—	—
Information Technology Sector Risk	•	—	—	—
Insurance-Linked Securities Risk	—	—	—	—
Interest Rate Risk	—	—	—	—
Investments in Underlying Funds Risk	—	—	—	—
Leverage Risk	—	—	—	—
Leveraged and Inverse ETF/ETN Risk	—	—	—	—
Liquidity Risk	—	•	•	•
Loan Risk	—	—	—	—
Management Risk	•	•	•	•
Market Risk	•	•	•	•
Marketplace Loan Risk	—	—	—	—
Master Limited Partnership Risk	—	—	—	—
Maturity Risk	—	—	—	—
Money Market Funds Risk	—	—	—	—
Mortgage- and Asset-Backed Securities Risk	—	—	—	—
Municipal Securities Risk	—	—	—	—
Non-U.S. Government Obligations Risk	—	—	—	—
Options Risk	—	—	—	—
Portfolio Turnover Risk	—	—	—	—
Preferred Stock Risk	—	—	—	—
Private Funds Risk	—	—	—	—
Quantitative Investment Techniques Risk	•	•	•	•
Real Estate Risk	—	—	—	—
Regional Risk	—	•	—	—
Securities Lending Risk	•	•	•	•
Senior Loan Risk	—	—	—	—
Short Position Risk	—	—	—	—
Small and Medium Capitalization Company Risk	—	•	•	•
Subordinated Real Estate Loan Risk	—	—	—	—
Tax Risk – Inflated-Index Securities	—	—	—	—
Tax Risk –Investment in Commodities	—	—	—	—
U.S. Government Agency Obligations Risk	—	—	—	—
Valuation Risk	—	—	—	—
Value Investment Risk	•	•	•	•
Variable Rate Securities Risk	—	—	—	—
Wholly-Owned Subsidiary Risk	—	—	—	—

• Applicable — Not Applicable	GuideMark® Core Fixed Income Fund	GuidePath® Growth Allocation Fund	GuidePath® Conservative Allocation Fund
Alternative Strategies Risk	—	—	—
Bitcoin Investments Risk	—	—	—
Bitcoin Market Volatility Risk	—	—	—
Business Development Company Risk	—	—	—
Closed-End Fund Risk	—	—	—
Collateralized Debt Obligations Risk	•	—	—
Commodities Risk	—	—	•
Convertible Securities Risk	—	—	—
Credit Risk	•	•	•
Debt/Fixed Income Securities Risk	•	•	•
Derivatives Risk	•	•	•
Emerging Markets Risk	—	•	•
Equity Risk	—	•	•
Exchange-Traded Funds Risk	—	•	•
Exchange-Traded Notes Risk	—	—	—
Extension Risk	•	—	—
Focus Risk	—	—	—
Foreign Exchange Trading Risk	—	•	•
Foreign Securities Risk	—	•	•
Fund of Funds Risk	—	•	•
Growth Investment Risk	—	•	•
High-Yield Debt Securities Risk	—	•	•
Inflation-Indexed Securities Risk	•	—	—
Inflation-Linked Securities Risk	—	—	—
Information Technology Sector Risk	—	—	—
Insurance-Linked Securities Risk	—	—	—
Interest Rate Risk	•	•	•
Investments in Underlying Funds Risk	—	—	—
Leverage Risk	—	—	—
Leveraged and Inverse ETF/ETN Risk	—	—	—
Liquidity Risk	•	—	—
Loan Risk	—	—	—
Management Risk	•	•	•
Market Risk	•	•	•
Marketplace Loan Risk	—	—	—
Master Limited Partnership Risk	—	—	—
Maturity Risk	•	—	—
Money Market Funds Risk	—	—	—
Mortgage- and Asset-Backed Securities Risk	•	•	•
Municipal Securities Risk	—	—	—
Non-U.S. Government Obligations Risk	—	—	—
Options Risk	—	—	—
Portfolio Turnover Risk	•	—	—
Preferred Stock Risk	—	—	—
Private Funds Risk	—	—	—
Quantitative Investment Techniques Risk	—	—	—
Real Estate Risk	—	—	—
Regional Risk	—	—	—
Securities Lending Risk	•	•	•
Senior Loan Risk	—	—	—
Short Position Risk	—	—	—
Small and Medium Capitalization Company Risk	—	•	•
Subordinated Real Estate Loan Risk	—	—	—
Tax Risk – Inflated-Index Securities	•	—	—
Tax Risk – Investment in Commodities	—	—	—
U.S. Government Agency Obligations Risk	•	•	•
Valuation Risk	—	—	—

Value Investment Risk	—	•	•
Variable Rate Securities Risk	•	—	—
Wholly-Owned Subsidiary Risk	—	—	—

• Applicable — Not Applicable	GuidePath® Tactical Allocation Fund	GuidePath® Absolute Return Allocation Fund	GuidePath® Multi-Asset Income Allocation Fund	GuidePath® Flexible Income Allocation Fund	GuidePath® Managed Futures Strategy Fund
Alternative Strategies Risk	•	•	•	•	•
Bitcoin Investments Risk	—	•	—	•	—
Bitcoin Market Volatility Risk	—	•	—	•	—
Business Development Company Risk	—	—	—	—	—
Closed-End Fund Risk	—	—	—	—	—
Collateralized Debt Obligations Risk	—	—	—	—	—
Commodities Risk	•	—	—	—	•
Convertible Securities Risk	--	—	•	•	•
Credit Risk	•	•	•	•	•
Debt/Fixed Income Securities Risk	•	•	•	•	•
Derivatives Risk	•	•	•	•	•
Emerging Markets Risk	•	•	•	•	•
Equity Risk	•	—	•	—	•
Exchange-Traded Funds Risk	•	•	•	•	•
Exchange-Traded Notes Risk	•	—	—	—	—
Extension Risk	—	—	—	—	—
Focus Risk	—	—	—	—	•
Foreign Exchange Trading Risk	•	•	•	•	•
Foreign Securities Risk	•	•	•	•	•
Fund of Funds Risk	—	•	•	•	—
Growth Investment Risk	•	•	•	•	—
High-Yield Debt Securities Risk	•	•	•	•	—
Inflation-Indexed Securities Risk	—	—	—	—	—
Inflation-Linked Securities Risk	—	—	—	—	—
Information Technology Sector Risk	—	—	—	—	—
Insurance-Linked Securities Risk	—	•	—	•	—
Interest Rate Risk	•	•	•	•	•
Investments in Underlying Funds Risk	•	—	—	—	—
Leverage Risk	—	—	—	—	•
Leveraged and Inverse ETF/ETN Risk	•	—	—	•	—
Liquidity Risk	—	•	•	•	•
Loan Risk	—	•	•	•	—
Management Risk	•	•	•	•	•
Market Risk	•	•	•	•	•
Marketplace Loan Risk	—	•	—	•	—
Master Limited Partnership Risk	—	—	—	—	—
Maturity Risk	—	•	•	•	—
Money Market Funds Risk	—	—	—	—	—
Mortgage- and Asset-Backed Securities Risk	•	•	•	•	—
Municipal Securities Risk	—	•	•	•	—
Non-U.S. Government Obligations Risk	—	—	—	—	—
Options Risk	—	—	—	—	—
Portfolio Turnover Risk	•	•	—	—	—
Preferred Stock Risk	—	—	—	—	—
Private Funds Risk	—	—	—	—	—
Quantitative Investment Techniques Risk	—	—	—	—	•
Real Estate Risk	•	•	•	•	—
Regional Risk	—	—	—	—	—
Securities Lending Risk	•	•	•	•	•
Senior Loan Risk	—	—	—	—	—
Short Position Risk	—	—	—	—	•
Small and Medium Capitalization Company Risk	•	—	•	•	—
Subordinated Real Estate Loan Risk	—	•	—	•	—
Tax Risk – Inflated-Index Securities	—	—	—	—	—
Tax Risk – Investment in Commodities	—	—	—	—	•
U.S. Government Agency Obligations Risk	•	•	•	•	•
Valuation Risk	—	—	—	—	•
Value Investment Risk	•	•	•	•	—
Variable Rate Securities Risk	—	—	—	—	•
Wholly-Owned Subsidiary Risk	—	—	—	—	•

• Applicable — Not Applicable	GuidePath® Conservative Income Fund	GuidePath® Income Fund	GuidePath® Growth and Income Fund
Alternative Strategies Risk	•	•	•
Bitcoin Investments Risk	—	—	—
Bitcoin Market Volatility Risk	—	—	—
Business Development Company Risk	—	•	•
Closed-End Fund Risk	—	•	•
Collateralized Debt Obligations Risk	•	•	•
Commodities Risk	—	—	—
Convertible Securities Risk	•	•	•
Credit Risk	•	•	•
Debt/Fixed Income Securities Risk	•	•	•
Derivatives Risk	•	•	•
Emerging Markets Risk	•	•	•
Equity Risk	—	•	•
Exchange-Traded Funds Risk	•	•	•
Exchange-Traded Notes Risk	•	•	•
Extension Risk	•	•	•
Focus Risk	—	—	—
Foreign Exchange Trading Risk	•	•	•
Foreign Securities Risk	•	•	•
Fund of Funds Risk	•	•	•
Growth Investment Risk	—	—	•
High-Yield Debt Securities Risk	•	•	•
Inflation-Indexed Securities Risk	—	—	—
Inflation-Linked Securities Risk	•	•	•
Information Technology Sector Risk	—	—	—
Insurance-Linked Securities Risk	—	—	—
Interest Rate Risk	•	•	•
Investments in Underlying Funds Risk	—	—	—
Leverage Risk	—	•	•
Leveraged and Inverse ETF/ETN Risk	—	•	•
Liquidity Risk	•	•	•
Loan Risk	•	•	•
Management Risk	•	•	•
Market Risk	•	•	•
Marketplace Loan Risk	—	•	•
Master Limited Partnership Risk	—	—	•
Maturity Risk	•	•	•
Money Market Funds Risk	•	—	—
Mortgage- and Asset-Backed Securities Risk	•	•	•
Municipal Securities Risk	•	•	•
Non-U.S. Government Obligations Risk	•	•	•
Options Risk	—	•	•
Portfolio Turnover Risk	—	—	—
Preferred Stock Risk	•	•	•
Private Funds Risk	—	•	•
Quantitative Investment Techniques Risk	—	—	—
Real Estate Risk	—	•	•
Regional Risk	—	—	—
Securities Lending Risk	•	•	•
Senior Loan Risk	—	•	—
Short Position Risk	—	—	—
Small and Medium Capitalization Company Risk	—	•	•
Subordinated Real Estate Loan Risk	—	—	—
Tax Risk – Inflated-Index Securities	—	—	—
Tax Risk – Investment in Commodities	—	—	—
U.S. Government Agency Obligations Risk	•	•	•
Valuation Risk	—	—	—
Value Investment Risk	—	•	•
Variable Rate Securities Risk	—	—	—
Wholly-Owned Subsidiary Risk	—	—	—

•Alternative Strategies Risk: Certain Underlying Funds may invest in asset categories or use investment strategies that are alternative or non-traditional, and may be subject to risks not associated with more traditional investments. Depending on the particular alternative strategies used by an Underlying Fund, these risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies may also expose the Fund to the risk that a counterparty to a transaction will not perform as promised, including because of such counterparty’s bankruptcy or insolvency, which could result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments.

•Bitcoin Investments Risk: Certain Underlying Funds may invest in bitcoin, bitcoin futures contracts and options on bitcoin futures contracts (or options on ETFs that invest in bitcoin or bitcoin futures contracts). Cryptocurrencies such as bitcoin are digital assets designed to act as a medium of exchange. Bitcoin operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Bitcoin is not generally accepted as legal tender. Regulation of bitcoin and other cryptocurrencies is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of bitcoin. The market price of bitcoin has historically been highly volatile. The price of bitcoin could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the bitcoin network, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact other cryptocurrencies may lead to a decline in the value of bitcoin. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Accordingly, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Additionally, cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings. As a result, the prices of bitcoin traded on exchanges, and bitcoin futures, may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and impact the value of bitcoin futures. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin and/or bitcoin futures.

Shares of ETFs that hold bitcoin and/or bitcoin futures may trade in the secondary market at a premium to or discount from their NAVs, and an Underlying Fund may purchase or sell shares of bitcoin futures ETFs at prices above or below such NAVs. Because the market price of ETF shares depends in part on the demand in the market for the shares, as well as on the value of the ETF’s component assets, and because the market price of ETF shares is subject to tracking error, the market price of a bitcoin futures ETF may be more volatile than the underlying bitcoin futures contracts in which the bitcoin futures ETF invests. In addition, an Underlying Fund may not be able to liquidate bitcoin futures ETF holdings at the time or price desired, which may adversely impact the Underlying Fund’s performance and in turn, the value of the Fund’s investment. Furthermore, there may be times when the exchange halts trading in the shares of a bitcoin futures ETF, in which case the Underlying Fund would be unable to sell them until trading is resumed.

Additionally, futures exchanges may limit the amount of fluctuation permitted in the price of bitcoin futures contracts during a single trading day. Once the daily limit (up or down) has been reached in a bitcoin futures contract subject to the limit, no more trades may be made on that day at a price above or below that limit, which may prevent an Underlying Fund or a bitcoin futures ETF from trading its futures contracts on that day. If a bitcoin futures ETF in which an Underlying Fund invests is unable to trade its bitcoin futures contracts, it will be unable to create or redeem shares, and as a result the bitcoin futures ETF’s market price may deviate significantly from its NAV. This could increase the volatility of the market price of the relevant bitcoin futures ETF. If this were to occur at a time that the Underlying Fund wished to sell shares of that bitcoin futures ETF, the Underlying Fund could incur a loss on such sale or the Underlying Fund’s bitcoin strategy could underperform the performance of bitcoin futures contracts generally if the market price of the relevant bitcoin futures ETF is less than its NAV.

•Bitcoin Market Volatility Risk:  Bitcoin has historically exhibited higher price volatility than more traditional asset classes. For instance, the two largest historical drawdowns were during the period from June 8, 2011 to November 18, 2011 and the period from December 17, 2017 to December 14, 2018, when bitcoin experienced a decline of roughly 93% and 84%, respectively. The price of bitcoin and therefore the value of an investment in the Underlying Fund may be negatively impacted by unfavorable investor sentiment resulting from recent developments in the broader digital asset industry, including the fallout from the recent insolvency proceedings of digital asset market participants such as digital asset exchange FTX Trading Ltd., et al. (and its affiliated hedge fund Alameda Research LLC), digital asset hedge fund Three Arrows Capital and digital asset lenders Celsius Network LLC, et al., Voyager Digital Ltd., et al. and BlockFi Inc. The value of bitcoin and, therefore, of an Underlying Fund’s bitcoin strategy, could decline rapidly, including to zero, which would adversely affect the Underlying Fund’s NAV per share.

•Business Development Company Risk: Business development companies (“BDCs”) are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the fund invests in shares of the BDC. The Fund’s portfolio will be affected by the performance of the BDCs in which it invests and the performance of the BDCs’ portfolio companies, as well as the overall economic environment. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not investing in BDCs. The types of securities in which BDCs invest are generally considered to be non-rated or below investment grade. The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. BDCs primarily invest in privately-held and small and mid-size capitalization public companies. The fair values of these investments often are not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s net asset value. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. A BDC’s loan portfolio may consist of investments which are unsecured with minimal, if any, collateral or cash flow coverage, making this type of investment typically higher risk compared to an asset-based loan. BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities. Leverage is generally considered a speculative investment technique. Further, externally-managed BDCs’ management fees, which may be substantially higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment adviser a financial incentive to incur leverage. General interest rate fluctuations may have a substantial negative impact on an underlying BDC’s investments and investment opportunities and, therefore may have a material adverse effect on the BDC’s investment objectives and rate of return on invested capital. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value. If the Fund invests in a BDC that is privately placed, the investment also may be subject to additional liquidity risks because it may be difficult for the Fund to liquidate its investment in a privately placed BDC.

•Closed-End Fund Risk: Closed-end funds involve investment risks different from those associated with other investment companies. The shares of closed-end funds frequently trade at a premium or discount relative to their net asset value. There can be no assurance that any such discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment. Many closed-end funds use leverage, or borrowed money, to try to increase returns. If a closed-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund’s return. In addition, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid investments than open-end mutual funds. Investments in illiquid investments pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.

•Collateralized Debt Obligations Risk: Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are generally subject to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), in addition to the following risks: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

•Commodities Risk: A Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, flood, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

The ability of the Fund to invest in commodity-linked investments without exposing the Fund to Fund-level tax is limited under the Internal Revenue Code of 1986, as amended. See, “Tax Risk – Investment in Commodities” below.

•Convertible Securities Risk: Investing in convertible bonds and securities includes credit risk and interest rate risk. Changes in the financial condition of an issuer or counterparty, or circumstances that affect a particular type of security or issuer may increase the risk of default by an issuer or counterparty. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security, or in the case of a municipal security, the underlying municipality, may experience financial problems, causing it to be unable to meet its payment obligations. This could result in a decline of the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

•Debt/Fixed Income Securities Risk: The value of your investment in a Fund may change in response to changes in interest rates. Interest rates across the financial system may change, sometimes unpredictably, as a result of a variety of factors, including fiscal and monetary policy changes, inflation rates and general economic conditions. For example, very low or negative interest rates may heighten a Fund’s susceptibility to interest rate risk and diminish yield and performance. Conversely, an increase in interest rates typically causes a fall in the value of the debt securities in which a Fund invests. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for a Fund to sell its holdings at a time when the Fund’s manager might wish to sell. The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates. The value of your investment in a Fund may change in response to the credit ratings of the debt securities in the Fund's portfolio. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by a Fund may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a debt security if the issuer defaults. Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments. The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline. Distressed debt securities (“junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Distressed debt securities may also be less liquid than higher quality debt securities. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives.

•Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index or other reference asset. The types of derivatives that may be used by certain Funds include futures and forward contracts, options, swaps and other similar instruments. The use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be complex and may perform in ways unanticipated by the Advisor or a sub-advisor. Derivatives may be illiquid, volatile, difficult to value, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
The performance of derivatives depends largely on the performance of the underlying currency, security, index or other reference asset, and derivatives often have risks similar to the underlying asset, in addition to other risks. The successful use of derivatives will usually depend on the Advisor’s or sub-advisor’s ability to accurately forecast movements in the market relating to the underlying asset. If the Advisor or sub-advisor is not successful in using derivatives, a Fund’s performance may be worse than if the Advisor or sub-advisor did not use such derivatives at all. Funds that invest in derivatives in excess of a limited specified exposure threshold are required to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The derivatives risk management program may limit the ability of the Funds to invest in derivatives.

The investment results achieved by the use of derivatives by a Fund may not match or fully offset changes in the value of the underlying currency, security, index or other reference asset they were attempting to hedge or the investment opportunity the Fund was attempting to pursue, thereby failing to achieve, to an extent, the original purpose for using the derivatives. For example, with currency derivatives, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies underlying the currency derivatives entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Derivatives involve costs and may create leverage insofar as a Fund may receive returns (or suffer losses) in an amount that significantly exceeds the amount that the Fund committed as initial margin. The use of derivatives can result in losses or gains to a Fund that exceed the amount the Fund would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Certain Funds may engage in over-the-counter (“OTC”) transactions. The use of OTC derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. To the extent that a Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings. The Fund may also be required to take or make delivery of an underlying instrument that the Advisor or sub-advisor would otherwise have attempted to avoid.

Certain types of derivatives (i.e., certain swaps) are, and others are expected to eventually be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty risk and increase liquidity compared to OTC derivatives, but it does not eliminate those risks entirely and may involve additional costs and risks not involved with OTC derivatives. With swaps that are cleared through a central counterparty, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of a futures commission merchant with which the Fund has an open position, or the central counterparty in a swap contract.

•Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. The prices of investments in emerging markets can experience sudden and sharp price swings. Accordingly, these investments may be more volatile in price and less liquid than investments in developed markets, resulting in greater risk to investors. Emerging markets may lack rigorous government supervision and regulation of securities markets as compared to more developed markets. Investors may face difficulties in enforcing legal claims with respect to securities of emerging market issuers, including in the event of bankruptcy. There may be limited public information available regarding companies in emerging markets and the quality of financial reporting and disclosures may vary significantly. Differences in accounting and audit standards may make it difficult to determine the financial condition of an issuer. Emerging markets may also present the risk of delayed settlement and heightened risk of loss due to custody practices. Additionally, a Fund trading in the currencies of emerging market countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions.

•Equity Risk: A Fund’s investments in equity securities may subject the Fund to volatility and the following risks:
◦prices of stock may fall over short or extended periods of time;
◦cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and
◦individual companies may report poor results or be negatively affected by industry and or economic trends and developments.
In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions.  The net asset value (“NAV”) of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities.  The market value of securities in which a Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  Other general market risks include:
◦the market may not recognize what the Advisor believes to be the true value or growth potential of the stocks held by a Fund;
◦the earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline;
◦the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock.  The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company;
◦the Advisor’s or sub-advisor's judgment as to the growth potential or value of a stock may prove to be wrong; and
◦a decline in investor demand for the stocks held by a Fund also may adversely affect the value of the securities.

•Exchange-Traded Funds Risk: ETFs are a type of investment company bought and sold on a securities exchange. An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential. In some cases, an ETF may seek to replicate the performance of a particular index by identifying and holding only a subset of the securities in the index or by holding one or more derivative instruments related to the index.  In such cases, an investment in the ETF is subject to the risk that the replication strategy used by the ETF will fail to accurately track the performance of the index.  In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives.

•Exchange-Traded Notes Risk: ETNs are debt securities that are traded on an exchange (e.g., the New York Stock Exchange) whose returns are linked to the performance of a particular market benchmark or strategy. An ETN generally reflects the risks associated with the assets composing the underlying market benchmark or strategy it is designed to track. ETNs also are subject to issuer and fixed-income risks. ETNs are subject to credit risk, including the credit risk of the issuer. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even when the underlying benchmark or strategy remains unchanged. An ETN may trade at a premium or discount to its benchmark or strategy. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying assets. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.

•Extension Risk:  As interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

•Focus Risk: To the extent the Fund concentrates its investments in securities and other obligations of issuers in the financial services industry, the Fund is particularly vulnerable to events affecting companies in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund’s shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector. The risk associated with investing in the Fund may be increased as compared to a fund that does not concentrate in the financial services industry.

•Foreign Exchange Trading Risk: Certain Funds may actively trade in spot and forward currency positions and related currency derivatives in an attempt to increase the value of the Fund. The trading of foreign currencies directly generates risks separate from those faced from the risks of inactive or indirect exposures to non-dollar denominated instruments, insofar as the Fund may directly experience a loss from the buying and selling of currencies without any related exposure to non-dollar-denominated assets.

•Foreign Securities Risk: The risks of investing in foreign securities (including ADRs and GDRs) can increase the potential for losses in a Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets. To the extent that a Fund invests in sovereign debt instruments, then investing in the debt obligations of foreign governments and its agencies may result in unique risks. The ability or willingness to repay principal and interest may be influenced by, but not limited to, the economic, financial, monetary, trade, balance of payments, political, and social situations or events in a country. Repayment may also be affected by expected support from foreign governments, multilateral organizations, or other entities. In the case of a default, recourse, including legal action, will likely involve much more time and complexity as compared to similar proceedings in the United States.

•Fund of Funds Risk: Certain Funds are subject to fund of funds risk, which means that the ability of a Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, and a Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that a Fund allocates to the Underlying Funds.  There can be no assurance that either a Fund or the Underlying Funds will achieve their investment objectives. Additionally, each Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Because the Advisor and/or its affiliates receive asset-based fees for providing services to the affiliated Underlying Funds, the Fund’s investments in such affiliated Underlying Funds would benefit the Advisor and/or its affiliates. Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.

•Growth Investment Risk: Growth investment risk is the risk that a Fund’s investment in growth-oriented securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities. In addition, a Fund’s investment in growth-oriented securities, at times, may not perform as well as value-oriented securities or the stock market in general, and may be out of favor with investors for extended periods of time.

•High-Yield Debt Securities Risk: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Although junk bonds generally pay higher rates of interest than more highly-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher grade securities, have a greater risk of default and are considered speculative. Issuers of high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations. In addition, the purchase of debt securities which have previously fallen from investment grade to sub-investment grade status – and in particular the purchase of such instruments that have already been declared in default as to either income or principal – is particularly speculative and may lead to a loss of Fund value.

•Inflation-Indexed Securities Risk: Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

•Inflation-Linked Securities Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked securities will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked securities.

•Information Technology Sector Risk. The information technology (IT) sector has historically been relatively volatile due to the rapid pace of product development within the sector. Products and services of IT companies may not achieve commercial success or may become obsolete quickly. Stock prices of companies operating within this sector may be subject to abrupt or erratic movements. Additionally, these companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. The activities of these companies may also be adversely affected by changes in government regulations.

•Insurance-Linked Securities Risk: The principal risk of investments in insurance-linked securities is that a triggering event (which could include a natural disaster like an earthquake or tornado or a commercial or industrial accident like an aviation disaster or oil spill) occurs, resulting an Underlying Fund losing all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Underlying Fund, the Underlying Fund could suffer substantial losses and an investor will lose money. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Certain reinsurance investments may be difficult to value. A substantial amount of the Underlying Fund’s assets will be invested in insurance-linked securities tied to natural events and/or non‑natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance-linked securities carry a high degree of risk.

•Interest Rate Risk: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of a Fund’s investments decreases, investors in those Funds may lose money. Changes in interest rates may also affect the liquidity of a Fund’s investments in fixed income securities. The Fund may face a heightened level of interest rate risk due to changes in general economic conditions, inflation and monetary policy, including interest rate changes by the Federal Reserve. Changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity. The value of a security with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar security with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security’s price to changes in interest rates.

•Investments in Underlying Funds Risk: To the extent that the Fund invests a substantial portion of its assets in Underlying Funds, the ability of the Fund to meet its investment objective will depend on the ability of the Underlying Funds to meet their investment objectives. The Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that a Fund allocates to the Underlying Funds. There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. Additionally, the Fund may invest in other investment companies for which the Advisor or an affiliate serves as investment advisor (i.e., affiliated Underlying Funds). Because the Advisor and/or its affiliates receive asset-based fees for providing services to the affiliated Underlying Funds, the Fund’s investments in such affiliated Underlying Funds would benefit the Advisor and/or its affiliates. Such investments in the Underlying Funds could create a conflict of interest for the Advisor in managing the Fund’s assets. By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses.

•Leverage Risk: A Fund’s investments in closed-end funds, leveraged ETFs and ETNs, and derivatives such as futures contracts, forward contracts and swaps have the economic effect of creating financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying a derivatives instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund had not invested in derivatives at all. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile. For example, if the Advisor seeks to gain enhanced exposure to a specific asset class through an Instrument providing leveraged exposure to the asset class and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivatives providing leveraged exposure may require the Fund to liquidate portfolio positions (for example, to satisfy its obligations, or to meet redemption requests) when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivatives providing enhanced exposure will enable the Fund to achieve its investment objective.

•Leveraged and Inverse ETF/ETN Risk: Inverse ETFs/ETNs generally use derivatives and short sales that, in combination, are designed to produce returns that move in the opposite direction of the indices they track. To the extent the Fund invests in ETFs/ETNs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF/ETN will fall as the performance of that ETF or ETN’s benchmark rises, a result that is the opposite from traditional mutual funds. The Fund’s use of leveraged and inverse-leveraged ETFs and ETNs has the economic effect of creating financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund had not invested in these instruments at all. Most leveraged and inverse-leveraged ETFs and ETNs “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

•Liquidity Risk: Liquidity risk is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that a Fund would like to buy or sell the security or without significant dilution to remaining investors interests. This may cause a Fund to buy or sell securities at less favorable prices or in different quantities, which may negatively affect the Fund’s ability to achieve its objectives. For example, investments that may be difficult or impossible to sell include those that: (i) are subject to restrictions on resale, (ii) trade in the OTC market (including OTC derivatives), or (iii) may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, and other conditions. The Securities and Exchange Commission’s rules intended to limit, assess and manage liquidity risk may materially affect the securities in which a Fund invests and a Fund’s investment strategies.

•Loan Risk: Loans are subject to risk of loss as a result of borrower default, sensitivity to interest rate and economic changes, valuation difficulties and potential decreased liquidity to a greater extent than other types of investments. Additional risks may include the risk of subordination to the interests of other creditors, limited or no collateral, the lack of a secondary market, extended settlement periods, the risk of prepayment and the lack of publicly available information. The value of any collateral securing a loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take longer than 7 days for investments in loans to settle, which may adversely affect an Underlying Fund’s ability to timely honor redemptions.

•Management Risk: An investment or allocation strategy used by the Advisor or a sub-advisor may fail to produce the intended results. Regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Advisor or a sub-advisor to restrict or prohibit participation in certain investments.

•Market Risk: The value of the Fund’s investments and the net asset values of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity, fixed income and currency markets as well as the financial condition and prospects of companies or issuers in which the Fund invests. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

•Marketplace Loan Risk: Investments by Underlying Funds in loans sourced through marketplace lending platforms are subject to additional risks than those applicable to investments in loans generally. If a borrower is unable or fails to make payments on a loan for any reason, an Underlying Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to directly enforce its rights under the loan, whether through the borrower or the marketplace lending platform through which the loan was originated. Borrowings obtained through marketplace lending platforms may not limit borrowers from incurring additional debt which may impair the borrower’s ability to repay interest and principal of the original loan. Default history for alternative lending platforms is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. The credit profile and interest rates available to certain borrowers who seek credit through marketplace lending platforms may result in a higher rate of default for such loans as compared with the debt instruments issued through more traditional lending models. An Underlying Fund may have limited knowledge about the underlying loans to which it has exposure and is dependent upon the platform for information regarding the loans and borrowers’ credit information. Such information may be incomplete, inaccurate or outdated and may, therefore, not accurately reflect the borrowers’ actual creditworthiness.

In addition, the success of loans sourced through marketplace lending platforms may be affected by the success of the platforms themselves. Disruptions in the business of a platform may also negatively impact the value of loans sourced through that platform. Investments in loans sourced through a marketplace lending platform may also be negatively impacted if the platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans.

Finally, a number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” If a loan held directly or indirectly by an Underlying Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated, or the Underlying Fund’s recovery on its investment could be otherwise impaired.

•Master Limited Partnership Risk: A Fund’s investments in MLPs entail risks, including fluctuations in energy prices, decreases in the supply of or demand for energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences, such as treatment as a qualifying security investment by the Fund only to a limited extent, due to the partnership structure, and potentially limited liquidity in thinly traded issues.
•Maturity Risk: Certain Funds may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.

•Money Market Funds Risk: Although money market funds generally seek to preserve the value of an investment at $1.00 per share, there is no guarantee a money market fund will be able to do so, and a Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and it should not be expected that the sponsor will provide financial support to the money market fund at any time. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Certain money market funds may impose a fee upon the sale of money market fund shares or temporarily suspend the Fund’s ability to sell its shares if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.

•Mortgage- and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce the Fund’s share price and its income distributions. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

•Municipal Securities Risk: The risk of a municipal security depends on the ability of the issuer, or any entity providing a credit enhancement, to continue to meet its obligations for the payment of interest and principal when due. Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which a Fund invests could negatively impact the Fund.

•Non-U.S. Government Obligations Risk: For non-U.S. government obligations, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

•Options Risk. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Advisor is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Advisor did not employ such strategies.

•Portfolio Turnover Risk: Depending on market and other conditions, a Fund may experience a high portfolio turnover, which may result in higher brokerage costs and transaction costs (which could reduce investment returns). Distributions of net short-term capital gains are taxable as ordinary income when Fund shares are held in a taxable account. A fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a fund with a low portfolio turnover rate. A Fund may experience an increase in its portfolio turnover rate when the Fund’s portfolio is modified in connection with a change in a sub-advisor.

•Preferred Stock Risk: Preferred stocks are equity securities that pay dividends at a specific rate or that have a preference over common stocks in dividend payments or the liquidation of assets. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government obligations, corporate debt or common stock.

•Private Funds Risk: The Fund’s investment in private funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a private fund may be higher than if the manager of the private fund managed the Fund’s assets directly. The performance fees charged by certain private funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, private funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the private funds are not entitled to the protections of the 1940 Act. For example, private funds need not have independent boards, shareholder approval of advisory contracts may not be required, the funds may leverage to an unlimited extent, and the funds may engage in joint transactions with affiliates. The majority of private funds permit redemptions only quarterly (although others are more frequent) and these withdrawal limitations restrict the Advisor’s ability to terminate investments in private funds. If values are falling, the Fund will not be able to sell its private funds and the value of Fund shares will decline. Additionally, because private funds are not publicly traded, the Fund’s investments in them may be more difficult to value than the Fund’s investments in publicly traded securities.

•Quantitative Investment Techniques Risk: Quantitative models may contain design flaws. In addition, quantitative investment techniques may rely on inaccurate assumptions or data inputs, and the Fund may be adversely affected by errors or limitations in the construction and implementation of these techniques.

•Real Estate Risk: The value of real estate-linked derivative instruments and other real estate-related securities such as real estate investment trusts (“REITs”) may be affected by risks similar to those associated with direct ownership of real estate, in addition to the risks of poor performance by a REIT’s manager, changes to tax laws, and failure by the REIT to qualify for favorable treatment. To the extent an Underlying Fund invests in REITs, investors in the Underlying Fund, such as the Fund, will indirectly bear fees and expenses of the underlying REITs in addition to the Underlying Fund’s direct fees and expenses. REITs may have limited diversification and may not exhibit the same (or any) correlation with inflation that real estate or other real estate securities exhibit. To the extent an Underlying Fund invests in REITs, the Fund’s distributions may be taxable to investors as ordinary income because most REIT distributions come from mortgage interest and rents as opposed to long-term capital gains. Fund distributions taxable as ordinary income are taxed at higher ordinary income tax rates rather than the lower tax rates that apply to capital gains and qualified dividend income.

•Regional Risk: To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will have increased exposure to the risks affecting that specific geographic region. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. In addition, adverse economic events in a certain region can impact securities of issuers in other countries whose economies appear to be unrelated. There are special risks associated with investments in

China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by a deterioration in its political and economic relationship with China. The Chinese economy is heavily dependent on its large export sector and its economic growth may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on goods and services it produces. A national economic slowdown in the export sector may also affect companies that are not heavily dependent on exports. Companies that rely on imported products may experience increased costs of production or reduced profitability, which may harm consumers, investors and the domestic economy as a whole. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of Fund securities valued in US dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.
VIEs are common and are are well known to Chinese officials and regulators, but historically the VIE structure has not been formally recognized under Chinese law. There is uncertainty as to whether Chinese courts or arbitration bodies would enforce the contractual rights of foreign investors in a VIE structure and whether Chinese officials and regulators will reverse their acceptance of the VIE structure generally, or with respect to certain industries. Each of these potential events could cause significant and possibly permanent losses to the value of such investments.

•Securities Lending Risk: The Fund lends its portfolio securities to seek to earn additional income. When the Fund lends its portfolio securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more registered money market funds and/or unregistered, privately offered cash management vehicles that principally invest in high quality, short term debt obligations, such as securities of the U.S. government, its agencies or instrumentalities, instruments of U.S. and foreign banks, corporate debt obligations, municipal obligations, debt obligations of foreign governments, their agencies or instrumentalities, repurchase agreements, funding agreements, asset-backed securities, including asset-backed commercial paper, and money market funds. As a result of their securities lending activities, the Funds collectively may own a significant percentage of the interests of a cash management vehicle. A decline in the value of a cash management vehicle in which collateral is invested may cause the Fund may to lose money. Lending portfolio securities also involves the risk that the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the securities or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Securities lending may also result in the Fund being unable to vote shares in a proxy solicitation by the issuer of a loaned security and/or may cause the Fund to be ineligible to receive a distribution from the issuer of a loaned security. The Fund is not obligated to engage in securities lending, and may discontinue its securities lending activities at any time.

•Senior Loan Risk: The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates. Newly originated variable rate securities (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.

•Short Position Risk: The Fund may engage in short position derivative activities. Short position derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

•Small and Medium Capitalization Company Risk: Small and medium capitalization companies often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

•Subordinated Real Estate Loan Risk: An Underlying Fund may acquire or originate subordinated real estate loans secured by single family rental properties, including mezzanine loans in the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning such properties or the entity that owns the interest in the entity owning such properties. In the event a borrower defaults on a subordinated loan and lacks sufficient assets to satisfy such loan, the Underlying Fund may suffer a loss of principal or interest. In the event a borrower declares bankruptcy, the Underlying Fund may not have full recourse to the assets of the borrower, or the assets of the borrower may not be sufficient to satisfy the loan. If a borrower defaults on a loan owned by the Underlying Fund or on debt senior to such loan, or in the event of a borrower bankruptcy, such loan will be satisfied only after the senior debt is paid in full. These types of investments may become unsecured as a result of foreclosure by the senior lender.

•Tax Risk – Inflation-Indexed Securities: Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.

•Tax Risk – Investment in Commodities: The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended, including income from any financial instrument or position that constitutes a security under 2(a)(36) of the 1940 Act. In September 2016, the Internal Revenue Service announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) The IRS also has revoked the portion of rulings issued to some funds regarding the treatment of commodity-linked notes held directly by such funds. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked instruments or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

•U.S. Government Agency Obligations Risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. Government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. Government has, in the past, provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. Government will always do so or would do so yet again.

•Valuation Risk: The Fund is subject to the risk that it has valued certain securities at a higher price than the price at which they can be sold. The risk may be especially pronounced for investments, such as derivatives, that may be classified as illiquid or may become classified as illiquid.

•Value Investment Risk: A Fund’s investment in value-oriented securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments. A Fund’s investment in value-oriented securities, at times, may not perform as well as growth-oriented securities or the stock market in general, may be out of favor with investors for extended periods of time, or may not reach what the Advisor or a Fund’s sub-advisor believes are their full value.

•Variable Rate Securities Risk: Changes in interest rates on variable rate securities may lag behind changes in market rates, causing the value of such securities to decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, interest rates on variable rate securities generally reset downward, and their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. Newly originated variable rate securities (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.

•Wholly-Owned Subsidiary Risk: The Subsidiary will not be subject to all of the investor protections of the Investment Company Act of 1940, as amended. Changes in the laws of the United States and/or the Cayman Islands could affect the ability of the Fund and/or Subsidiary to operate as described herein and could negatively affect the Fund and its shareholders. By investing in the Fund, you indirectly bear the expenses of the Subsidiary. Gains or losses from trading in commodity-linked derivatives, such as those held by the Subsidiary, may be taxed, in part, as long term capital gains or losses and, in part, as short term capital gains or losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income and taxed to Fund shareholders as such.

TEMPORARY DEFENSIVE POSITIONS
Each Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity. A Fund may not achieve its investment objectives to the extent that it engages in such a temporary defensive strategy.

PORTFOLIO TURNOVER
Generally, the Funds will not invest for short-term trading purposes. A Fund’s annual portfolio turnover rate shows changes in portfolio investments. Buying and selling securities generally involves expenses to the Funds, such as broker commissions and other transaction costs. A high turnover rate (100% or more) in any year will result in higher transaction costs to the Funds. A higher turnover rate also could result in more realization of taxable capital gains within the Funds, which would increase taxes payable by shareholders. Frequent buying and selling of securities could result in the distribution of short-term capital gains that are taxed at ordinary income rates. The trading costs and tax consequences associated with a Fund’s portfolio turnover may affect its overall investment performance.

The Funds cannot accurately predict future annual portfolio turnover rates. Each Fund’s portfolio turnover rate may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such adjustments. A Fund may experience an increase in its portfolio turnover rate when the Fund’s portfolio is modified in connection with a change in the Fund’s sub-advisor.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds disclose their portfolio holdings semi-annually in shareholder reports and as an exhibit to their reports on Form N-PORT. The Funds also post their respective portfolio holdings on www.AssetMark.com/info/funds, subject to a month’s lag, on approximately the first business day following the calendar month end. A further description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings can be found in the Funds’ Statement of Additional Information, which can be obtained free of charge by contacting the Funds’ transfer agent at (888) 278-5809.

MANAGEMENT OF THE FUNDS
Investment Advisor
AssetMark, Inc., 1655 Grant Street, 10th Floor, Concord, CA 94520-2445, serves as the investment advisor to each of the Funds under an investment advisory agreement with each Trust (the “Investment Advisory Agreement”). AssetMark is registered as an investment advisor with the SEC. AssetMark is a wholly-owned indirect subsidiary of AssetMark Financial Holdings, Inc. In turn, AssetMark Financial Holdings, Inc. is an indirect subsidiary of Huatai Securities, Co., Ltd., the controlling shareholder. AssetMark Financial Holdings, Inc., is publicly listed on the New York Stock Exchange. On April 25, 2024, AssetMark Financial Holdings, Inc., the parent company of the Advisor, announced that it signed a definitive agreement pursuant to which Chicago-based private equity firm GTCR LLC will acquire a

100% interest in AssetMark Financial and its subsidiaries, including AssetMark (the “Transaction”). The Transaction is expected to close in the fourth quarter of 2024, subject to certain conditions and requisite regulatory approvals.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board of Trustees of a Trust (the “Board of Trustees” or the “Board”) sets each Fund’s overall investment strategies. For Funds that are not sub-advised or, in the case of the GuidePath® Managed Futures Strategy Fund, the portion of the Fund that is not allocated to a sub-advisor, the Advisor also manages the Fund’s portfolio of investments (or applicable portion thereof). For sub-advised Funds, the Advisor: (i) evaluates, selects and recommends sub‑advisors to manage all or part of a Fund’s assets; (ii) when appropriate, allocates and reallocates a Fund’s assets among sub‑advisors; (iii) monitors and evaluates the performance of sub‑advisors, including their compliance with the investment objectives, policies and restrictions of the Fund; and (iv) implements procedures to ensure that the sub‑advisors comply with the Fund’s investment objectives, policies and restrictions. The Advisor has ultimate responsibility (subject to oversight by a Trust’s Board of Trustees) to oversee any sub‑advisors and recommends their hiring, termination and replacement. Selwyn Crews and Christian Chan are responsible for the day-to-day management of the GuidePath® Growth Allocation Fund, the GuidePath® Conservative Allocation Fund, the GuidePath® Tactical Allocation Fund, the GuidePath® Absolute Return Allocation Fund, the GuidePath® Multi-Asset Income Allocation Fund, and the GuidePath® Flexible Income Allocation Fund. Mr. Crews and Mr. Chan are responsible for the day-to-day management of the GuidePath® Conservative Income Fund, the GuidePath® Income Fund, and the GuidePath® Growth and Income Fund. The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds they manage.

•Selwyn Crews
Director, Investment Strategies
Mr. Crews is Director of Portfolio Management for AssetMark, responsible for managing specific portfolios and solutions for the firm. Mr. Crews joined the firm in 2011. Mr. Crews has served as a portfolio manager for the GuidePath® Growth Allocation Fund, the GuidePath® Conservative Allocation Fund, the GuidePath® Tactical Allocation Fund, the GuidePath® Absolute Return Allocation Fund, the GuidePath® Multi-Asset Income Allocation Fund and the GuidePath® Flexible Income Allocation Fund since their inception. Mr. Crews has served as a portfolio manager for the GuidePath® Conservative Income Fund, GuidePath® Income Fund, and GuidePath® Growth and Income Fund since 2022. Prior to 2011, Mr. Crews was a leader at Genworth Financial where he was responsible for oversight of mutual funds in Variable Annuity products.

•Christian Chan
Senior Vice President, Chief Investment Officer
Mr. Chan is a Senior Vice President and serves as Chief Investment Officer of AssetMark, and serves as Portfolio Manager for the GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund, and GuidePath® Growth and Income Fund. Prior to becoming AssetMark’s CIO in 2022, Mr. Chan was a Managing Director and Head of US Portfolio Management for Allspring Global Investment’s Multi-Asset Solutions team, where he managed several multi-asset mutual funds and institutional accounts from 2021 to 2022. Previously, he was Head of Investments for Wells Fargo Funds Management Group from 2002 to 2021.

The Advisor receives an annual fee from each Fund for its services according to the following table:

Fund	Management Fee (as a percentage of average daily net assets)
GuideMark® Large Cap Core Fund	0.45%
GuideMark® Emerging Markets Fund	0.59%
GuideMark® Small/Mid Cap Core Fund	0.57%
GuideMark® World ex-US Fund	0.50%
GuideMark® Core Fixed Income Fund	0.40%
GuidePath® Growth Allocation Fund	0.25%
GuidePath® Conservative Allocation Fund	0.25%
GuidePath® Tactical Allocation Fund	0.35%
GuidePath® Absolute Return Allocation Fund	0.35%
GuidePath® Multi-Asset Income Allocation Fund	0.35%
GuidePath® Flexible Income Allocation Fund	0.25%
GuidePath® Managed Futures Strategy Fund	1.05%
GuidePath® Conservative Income Fund	0.35%
GuidePath® Income Fund	0.45%
GuidePath® Growth and Income Fund	0.45%

The Advisor has entered into a Fee Waiver Agreement with GPS Funds I designed to provide the Funds’ shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 0.025% of each of the Fund’s annual advisory fee on GPS Funds I assets in excess of $6 billion and an additional 0.025% of each of the Fund’s annual advisory fee on GPS Funds I assets in excess of $12 billion. Please note that the aforementioned waiver does not apply to GPS Funds II, which includes the GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Managed Futures Strategy Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund, and GuidePath® Growth and Income Fund.

The Advisor has entered into Expense Limitation Agreements in which it has agreed to waive fees and/or assume expenses otherwise payable by each Fund to the extent necessary to ensure that each Fund’s Total Annual Fund Operating Expenses do not exceed a stated maximum percentage (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) (“expense cap”), for the period from August 1, 2024 through July 31, 2025. Under the Agreements, the Advisor may recoup waived fees and expenses it assumed for a three-year period under specified conditions. The expense cap for each Fund is as follows:

Fund	Expense Cap
GuideMark® Large Cap Core Fund	0.99%
GuideMark® Emerging Markets Fund	1.40%
GuideMark® Small/Mid Cap Core Fund	1.20%
GuideMark® World ex-US Fund	1.14%
GuideMark® Core Fixed Income Fund	0.94%
GuidePath® Growth Allocation Fund	0.75%
GuidePath® Conservative Allocation Fund	0.75%
GuidePath® Tactical Allocation Fund	0.85%
GuidePath® Absolute Return Allocation Fund	0.69%
GuidePath® Multi-Asset Income Allocation Fund	0.85%
GuidePath® Flexible Income Allocation Fund	0.80%
GuidePath® Managed Futures Strategy Fund	1.65%
GuidePath® Conservative Income Fund	0.64%
GuidePath® Income Fund	0.79%
GuidePath® Growth and Income Fund	0.79%

Effective as of April 1, 2023, the Advisor has elected to implement a voluntary fee waiver with respect to certain Funds as indicated below. The voluntary waiver may be discontinued by the Advisor at any time. Fees waived pursuant to the voluntary waiver are not subject to recoupment by the Advisor in future periods.

Fund	Voluntary Waiver Amount (as a percentage of daily net assets):
GuideMark® Large Cap Core Fund	0.02%
GuideMark® Emerging Markets Fund	0.06%
GuideMark® Small/Mid Cap Core Fund	0.035%
GuideMark® World Ex-US Fund	0.041%

The Advisor’s primary business is to operate the AssetMark, Inc. investment platform (the “AssetMark Platform”), a managed account platform that is used by financial advisors and financial services firms, such as investment advisors and financial intermediaries, including broker-dealers, banks and/or trust companies to deliver investment advisory, asset allocation and back office administrative services to their clients. Through the AssetMark Platform, investors can invest in, among other things, a variety of asset allocation portfolios using open-end mutual funds and other investment vehicles. The GuideMark® and GuidePath® Funds are included among the many investment solutions made available through the AssetMark Platform. AssetMark advised or administered in excess of $104.9 billion in investor assets as of March 31, 2024, including mutual funds, ETFs and privately managed accounts.

AssetMark also provides certain administrative services to the Service Shares of the Funds and the Shares of the GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund in connection with the operation of the Platform, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the applicable Shares of the Funds. Investors holding the applicable Shares of the Funds outside of the AssetMark Platform are subject to these administrative services fees, but may not receive all of the related services.

The Advisor has entered into a sub-advisory agreement with each sub-advisor (on behalf of the applicable Funds) and compensates each sub-advisor out of the management fees it receives from the applicable Fund. The Advisor may, from time to time, engage one or more consultants to provide research, including statistical information and economic data that the Advisor uses when (i) selecting sub-advisors for the Funds; (ii) monitoring the ongoing performance and operations of the sub-advisors; (iii) making recommendations to the Board of Trustees about hiring and changing sub-advisors; and (iv) determining asset allocation strategies to be used for the Funds. The Advisor pays any such consultant fees from its own resources.

Each sub-advisor makes investment decisions for the portion of the applicable Fund’s assets that it has been allocated to manage. The Advisor oversees the sub-advisors for compliance with each Fund’s investment policies and guidelines, and monitors each sub-advisor’s adherence to its investment style. The Board of Trustees supervises the Advisor and the sub-advisors, establishes policies that they must follow in their management activities and oversees the hiring and termination of sub-advisors recommended by the Advisor. Pursuant to exemptive order relief and related no-action guidance issued by the SEC staff, AssetMark is permitted, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change. The exemptive order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.

A discussion regarding the basis for the approval by the Board of the applicable Investment Advisory Agreement and Sub-Advisory Agreement for each Fund is available in the Funds’ annual report, (GPS Funds I Annual Report) and (GPS Funds II Annual Report), to shareholders for the fiscal year ended March 31, 2024.

Sub-Advisors and Portfolio Managers
The sub-advisors and portfolio managers set forth below are responsible for the day-to-day portfolio management of the respective Funds. The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds they manage.

Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund and World ex-US Fund:
Goldman Sachs Asset Management, L.P. (“GSAM”) is the sub-advisor to the Funds. GSAM is a Delaware limited partnership with principal offices at 200 West Street, New York, New York 10282. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. GSAM has been registered with the SEC as an investment advisor since 1990. As of March 31, 2024, Goldman Sachs had approximately $2.6 trillion in assets under supervision. Assets under supervision include assets under management and other client assets for which GSAM does not have full discretion. The following portfolio managers are primarily responsible for the day-to-day management of the Fund’s portfolio:

•Andrew Alford
Managing Director
Andrew is a managing director in Quantitative Investment Strategies (QIS) within Goldman Sachs Asset Management, serving as co head of equity research. He joined Goldman Sachs in 1998 on the QIS equity alpha research team and became head of equity alpha research in 2000. Andrew became a senior portfolio manager in 2005, and joined the Quantitative Equity Solutions team in 2011 as head of research. He became head of environmental, social, and governance (ESG) research in 2019, and assumed his current role in 2022. Andrew was named managing director in 2004.

•Karhan E. Akcoglu
Vice President
Mr. Akcoglu is head of portfolio management for the ActiveBeta Equity Strategies business within Goldman Sachs Asset Management’s Rules-Based Factor Investing Strategies platform. He is responsible for portfolio management, including portfolio construction and risk management of global developed and emerging market equity portfolios and custom indexes. Mr. Akcoglu has held a variety of roles within the Global Markets Division and more recently within Goldman Sachs Asset Management, focused on the development of mathematical and analytical tools across a variety of factor-based strategies.

Immediately prior to joining the ActiveBeta team, Mr. Akcoglu served as Head of Strats for the ActiveBeta, Alternative Investment Strategies, and Macro Alpha businesses within Goldman Sachs Asset Management’s Quantitative Investment Strategies platform, where he oversaw the development of quantitative analytical tools driving portfolio construction and risk management of long-only and long-short factor-based portfolios investing in global equities, commodities, currencies, and fixed-income instruments.

Prior to joining Goldman Sachs Asset Management in 2018, Mr. Akcoglu was head of Trading Strats for the macro Systematic Trading Strategies (STS) business within the Global Markets Division of Goldman Sachs, where he oversaw the development and risk management of rules-based index products for factor exposures across currencies, commodities, and fixed income, a role he held since 2011 initially based out of London and subsequently New York. Prior to this, Mr. Akcoglu oversaw the development of the analytics underpinning the Goldman Sachs Commodity Index (GSCI) and developed customized, enhanced commodity index products for exposure to commodity market factor dynamics in long-only and beta-neutral long-short formats. In this capacity, Mr. Akcoglu has previously served on the S&P GSCI Index Advisory Panel. Mr. Akcoglu originally joined Goldman Sachs in 2002 upon earning a Ph.D. in Computer Science from Yale University and an Hon.B.Sc. in Computer Science and Mathematics from the University of Toronto.

Core Fixed Income Fund:
Wellington Management Company LLP (“Wellington Management”) is a sub-advisor to the Core Fixed Income Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.

Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2024, Wellington Management had approximately $1.25 trillion in client assets under management. The following portfolio managers are primarily responsible for the day-to-day management of Wellington Management’s allocated portion of the Fund’s portfolio:

•Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Mr. Goodman is a fixed income portfolio manager on the Broad Markets Team and is lead portfolio manager on the Multi Sector Credit and Impact Bond portfolios. His focus is sector rotation - asset allocation across the major fixed income sectors - and he leads the specialist team responsible for the development of the top-down sector rotation strategy that is utilized in Core Bond, Core Bond Plus, Impact Bond, Intermediate Bond, Long Bond, and Multi Sector Credit portfolios. Prior to joining Wellington Management in 2000, Mr. Goodman spent four years at the Massachusetts Institute of Technology studying macroeconomics and finance in a doctoral program in economics. He received his AB in mathematics, magna cum laude, from Harvard College (1995). In addition, Mr. Goodman holds the Chartered Financial Analyst designation.

•Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Mr. Marvan is a fixed income portfolio manager and serves as chair of the Broad Markets Team. As chair, Mr. Marvan is responsible for setting aggregate risk levels and investment strategy in Core Bond Plus, Core Bond, Intermediate Bond, and Long Bond portfolios. Prior to joining Wellington Management in 2003, Mr. Marvan was a senior portfolio manager and head of US Fixed Income at State Street Global Advisors, working on a wide range of fixed income portfolios, including those concentrating on total return, mortgage-backed securities, non-dollar bonds, and investment grade credit (1996 – 2003). Prior to that, he worked at both The Boston Company and Shearson Lehman Brothers in Fixed Income Portfolio Management and Trading (1988 – 1996). Mr. Marvan earned his MBA, magna cum laude, from Babson College (Olin, 2001) and his BS in finance from Ithaca College (1987). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

•Robert D. Burn, CFA
Senior Managing Director and Fixed Income Portfolio Manager
As a fixed income portfolio manager, Mr. Burn develops strategic and tactical investment strategies using both fundamental and quantitative analysis and implements those strategies in portfolios. He also focuses on portfolio construction and risk management, and is a member of the Broad Markets Team. Prior to joining Wellington Management in 2007, Mr. Burn worked as a senior mechanical engineer modeling high power lasers at Lockheed Martin Corporation (2003 - 2005). Before that, he held engineering positions in the telecom and manufacturing industries (1998 - 2003). Mr. Burn earned his MBA with high honors from the University of Chicago (2007) and his MS and BS in mechanical engineering from MIT (1998, 1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Boston.

GuidePath® Managed Futures Strategy Fund:
AlphaSimplex Group, LLC (“AlphaSimplex”), 200 State Street, Boston, MA 02109, serves as the sub-advisor to the GuidePath® Managed Futures Strategy Fund. As of June 30, 2024, AlphaSimplex had approximately $4.6 billion in assets under management. The following portfolio managers are responsible for the day-to-day management of the Fund’s portfolio:

•Robert S. Rickard
Portfolio Manager
As a Portfolio Manager at AlphaSimplex, Mr. Rickard is responsible for managing the cash portion of the firm’s strategies. Mr. Rickard joined AlphaSimplex in 2015. Prior to this, Mr. Rickard served as the Senior Vice President, Head of Portfolio Management and Trading, and Portfolio Manager at Reich & Tang Asset Management, LLC. Mr. Rickard joined Reich & Tang Asset Management in 1992, and focused on the management of short-term assets. Mr. Rickard began managing the money market portion of AlphaSimplex’s products while at Reich & Tang Asset Management, and continues that work at AlphaSimplex. Mr. Rickard earned a B.S. in Accounting from Siena College and an M.B.A. from Pace University.

•Alexander D. Healy, Ph.D.
Chief Investment Officer, Portfolio Manager
As Chief Investment Officer of AlphaSimplex, Dr. Healy is responsible for the day-to-day supervision of the research team and the implementation of the firm’s investment strategies. Dr. Healy is a member of the Investment Committee and Risk Committee. Dr. Healy joined AlphaSimplex in 2007 and has held the roles of Senior Research Scientist, Director of Strategic Research, and Deputy Chief Investment Officer. He has developed various key elements of AlphaSimplex’s investment platform, including non-parametric investment models, volatility management overlays, and dynamic approaches to portfolio construction. Dr. Healy earned an A.B. in Mathematics and Computer Science from Harvard University, where he also received a Ph.D. in Theoretical Computer Science.

•John C. Perry, Ph.D.
Senior Research Scientist, Portfolio Manager
As a Senior Research Scientist at AlphaSimplex, Dr. Perry focuses on portfolio management, applied research, and overall capability development. Dr. Perry joined AlphaSimplex in 2012. Prior to this, he worked for Soros Fund Management, where he researched and developed quantitative equity trading strategies and risk models. Previously, he worked on the proprietary trading desk at J.P. Morgan. Dr. Perry earned a B.S. in Computer Engineering from the University of Utah, an M.S. in Management and a Ph.D. in Electrical Engineering and Computer Science from MIT.

•Philippe P. Lüdi, Ph.D., CFA
Senior Research Scientist, Portfolio Manager
As a Senior Research Scientist at AlphaSimplex, Dr. Lüdi focuses on portfolio management, applied research, and overall capability development. Dr. Lüdi joined AlphaSimplex in 2006. He has been involved in system engineering as well as global macro strategies. Dr. Lüdi earned the equivalent of an M.A. in Molecular and Computational Biology from the University of Basel. He also received a M.Sc. in Statistics and a Ph.D. in Bioinformatics, both from Duke University.

•Kathryn M. Kaminski, Ph.D., CAIA
Chief Research Strategist, Portfolio Manager
As Chief Research Strategist of AlphaSimplex, Dr. Kaminski conducts applied research, leads strategic research initiatives, focuses on portfolio construction and risk management, and engages in product development. Dr. Kaminski is a member of the Investment Committee. Dr. Kaminski joined AlphaSimplex in 2018 after being a visiting scientist at the Massachusetts Institute of Technology (“MIT”) Laboratory for Financial Engineering. Prior to this, she held portfolio management positions as a director, investment strategies at Campbell and Company and as a senior investment analyst at RPM, a CTA fund of funds. Dr. Kaminski is a Senior Lecturer at the MIT Sloan School of Management and has taught at the Stockholm School of Economics, and the Swedish Royal Institute of Technology, KTH. Dr. Kaminski earned a B.S. in Electrical Engineering and a Ph.D. in Operations Research from MIT.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset value per share (“NAV”), which is determined by each Fund generally as of 4:00 p.m. Eastern time on each day that the Fund is open for business. Each Fund is generally open on days that the New York Stock Exchange (“NYSE”) is open for trading. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / # of shares = NAV). The NAV of each Fund that operates as a fund of funds is generally based on the NAV of the Underlying Funds. The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily. Each Fund’s daily NAV is available by calling 1-888-278-5809.

Each Fund’s and Underlying Fund’s securities are generally valued each day at their current market value. If market quotations are not readily available as defined by Rule 2a-5, securities will be valued at their fair value as determined in good faith in accordance with the requirements of Rule 2a-5 pursuant to procedures approved by a Trust’s Board of Trustees. The Board has designated the Advisor as Valuation Designee of the Trusts to perform fair valuations pursuant to Rule 2a-5. The Valuation Designee has established a Valuation Committee to oversee the implementation of the valuation procedures on behalf of the Funds.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund or Underlying Fund are traded may be open on days that a Fund or Underlying Fund does not calculate its NAV. Because foreign markets may be open at different times than the NYSE, the value of a Fund’s or Underlying Fund’s shares may change on days when shareholders are not able to buy or sell them. The Funds and Underlying Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s or Underlying Fund’s NAV.

If events materially affecting the values of a Fund’s or Underlying Fund’s foreign investments (in the opinion of the Advisor and the appropriate sub-advisor or the Underlying Fund’s investment advisor) occur between the close of foreign markets and the close of regular trading on the NYSE, or if reported prices are believed by the Advisor or the sub-advisors or the Underlying Fund’s investment advisor to be unreliable, these investments will be valued at their fair value in accordance with the requirements of Rule 2a-5 pursuant to procedures adopted by the Board. The Funds and Underlying Funds may utilize third-party pricing vendors to monitor for events materially affecting the values of the Funds’ and Underlying Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE. In certain circumstances, if events occur that materially affect the values of the Funds’ or Underlying Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds or Underlying Funds.

The use of fair value pricing by the Funds or Underlying Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s or Underlying Fund’s value for a particular security may be different from the last quoted market price.

PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Funds’ transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. The Funds generally do not accept investments from non-U.S. investors and reserve the right to decline such investments.

The Funds have entered into an agreement with certain financial intermediaries authorizing them to accept orders or designate third parties to accept orders on behalf of the Funds. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent. If you place an order through an account at an intermediary, please consult with the intermediary to determine when your order will be executed, as some intermediaries may require that they receive orders prior to a specified cut-off time.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares. These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request in good form. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

In accordance with the USA PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account as part of the Funds’ Anti-Money Laundering Program. As requested by your financial intermediary, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

Minimum Purchases
The Funds have no investment minimums, however, the financial institutions and intermediaries that sell the Funds’ shares may have established minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders may sell (redeem) their Fund shares through their financial institutions or intermediaries on any business day by following the procedures established when they opened their account or accounts. The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares. Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-In-Kind
Each Fund generally pays sale (redemption) proceeds in cash. Each Fund typically expects to meet redemption requests by using available cash (or cash equivalents) and/or selling portfolio assets to generate cash. However, under unusual conditions where the payment of cash is not in the best interest of a Fund or its remaining shareholders, a Fund might pay all or part of a shareholder’s redemption proceeds in liquid investments with a market value equal to the redemption price (redemption-in-kind). If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares
Each Fund may suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

EXCHANGE PRIVILEGE
Shareholders of record may exchange shares of any Fund for shares of any other Fund on any business day by contacting their financial institution or intermediary. The financial institution or intermediary will contact the Funds’ transfer agent to complete the exchange. This exchange privilege may be changed or canceled by a Fund at any time upon 60 days notice. Exchanges are generally made only between identically registered accounts. Any exchange involving a change in ownership will require a written request with signature(s) guaranteed. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor. Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another; as a result, there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share. The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations.

Unclaimed Property. It is important that a Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder's account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder's account is considered abandoned pursuant to applicable laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The shareholder's last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (888) 278-5809 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

MARKET TIMING POLICY
Excessive or short-term purchases and redemptions of Fund shares have the potential to harm the Funds and their long-term shareholders. Such frequent trading of Fund shares may lead to, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Funds’ portfolios and increased brokerage and administrative costs. In addition to these generally applicable risks, Funds that invest a substantial portion of their assets in certain types of securities may be subject to additional risks. For example, Funds that invest in foreign securities that trade in overseas markets may be subject to the risk of a particular form of frequent trading called time-zone arbitrage, where shareholders of the Fund seek to take advantage of time-zone differences between the close of the overseas markets in which the Fund’s securities are traded, and the close of U.S. markets. Arbitrage opportunities also may occur in Funds that hold small capitalization or small company securities or in Funds that invest in thinly traded securities.

The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, the Funds’ Boards of Trustees have adopted policies and procedures that are designed to deter such excessive or short-term trading. The Funds reserve the right to take appropriate action as they deem necessary to combat excessive or short-term trading of Fund shares, including, but not limited to, refusing to accept purchase orders. The Funds may also work, as necessary, with intermediaries that sell or facilitate the sale of Fund shares to prevent abusive trading practices in omnibus accounts. At a Fund’s request, investors’ taxpayer identification numbers and a record of their transactions may be turned over to the Fund by brokers and/or financial intermediaries.

Under no circumstances will the Funds, the Advisor or the distributor enter into any agreements with any investor to encourage, accommodate or facilitate excessive or short-term trading in the Funds. Although the Funds and the Advisor take steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

Due to the nature of the AssetMark Platform, where Fund purchase and redemption transactions are submitted on behalf of clients invested in the AssetMark Platform in connection with an asset allocation model, it is highly unlikely that individual investment advisors or investors could engage in abusive trading strategies within the platform.

DISTRIBUTION OF FUND SHARES
Distributor
AssetMark Brokerage®, LLC, 1655 Grant Street, 10th Floor, Concord, California 94520, an affiliate of the Advisor, is the distributor for the shares of each of the Funds. Shares of each Fund are offered on a continuous basis.

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS
Legal Counsel and Independent Registered Public Accounting Firm
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Funds. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds.

Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents
U.S. Bank N.A. serves as custodian for the cash and securities of each Fund and the Subsidiary of the GuidePath® Managed Futures Strategy Fund.  U.S. Bank N.A. does not assist in, and is not responsible for, investment decisions involving assets of the Funds. Fund Services acts as each Fund’s administrator, transfer agent and fund accountant.  In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

DIVIDENDS, DISTRIBUTIONS AND TAXES
DISTRIBUTIONS
Dividends and Distributions. Each Fund has elected and intends to continue to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund, other than the Core Fixed Income Fund, the Multi-Asset Income Allocation Fund, the Flexible Income Allocation Fund, the Conservative Income Fund, the Income Fund, and the Growth and Income Fund, expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. The Core Fixed Income Fund, the Multi-Asset Income Allocation Fund, the Flexible Income Allocation Fund, the Conservative Income Fund, the Income Fund, and the Growth and Income Fund each expect to declare and distribute all of its net investment income, if any, to shareholders as dividends at least quarterly. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.”  At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

TAX CONSIDERATIONS

Fund Distributions.  Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Income derived from investments in derivatives, fixed-income securities, U.S. real estate investment trusts, passive foreign investment companies, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a Fund with a high portfolio turnover rate may result in higher taxes for shareholders. This is because a Fund with a high portfolio turnover rate may accelerate the recognition of capital gains to the Fund, which the Fund, in turn, will distribute to shareholders and more of such gains are likely to be taxable as short-term (ordinary income) rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Your broker-dealer or other financial intermediary (such as a bank or financial advisor) (collectively, “broker-dealers”) will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the broker-dealer’s default method unless you instruct your broker-dealer to use a different calculation method. Shareholders should carefully review the cost basis information provided by the broker-dealer and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. Please contact your broker-dealer with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare Tax. A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. State and local tax laws vary; please consult your tax advisor.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

OTHER INFORMATION

Commodity Pool Operator Exclusion and Regulation

The Advisor has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (the “CFTC”) with respect to the GuideMark® and GuidePath® Funds, other than the GuidePath® Managed Futures Strategy Fund. The Funds for which such exclusion has been claimed are referred to herein as the “Excluded Funds.” The Advisor is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Excluded Funds. The Excluded Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. In addition, the Advisor is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Funds, their investment strategies or this prospectus.

Each Excluded Fund's investments in futures, commodity options or swaps will be limited in accordance with the terms of the exclusion upon which the Advisor relies.

GuidePath® Managed Futures Strategy Fund

The Advisor is registered as a commodity pool operator under the CEA and the rules of the CFTC and, with respect to the GuidePath® Managed Futures Strategy Fund and its Subsidiary (together, the “Non-Excluded Fund”) is subject to regulation as a commodity pool operator under the CEA. The Advisor is also a member of the National Futures Association (“NFA”) and is subject to certain NFA rules and bylaws as they apply to commodity pool operators of registered investment companies. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Non-Excluded Fund as a result of the Advisor's registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the commodity pool operator of the Non-Excluded Fund, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. As the Non-Excluded Fund is operated subject to CFTC regulation, the Fund may incur additional compliance and related expenses. The CFTC has neither reviewed nor approved the Funds, their investment strategies or this prospectus.

INDEX DESCRIPTIONS

Each of the following indexes is unmanaged and cannot be invested in directly. The indexes do not reflect any deductions for fees, expenses or taxes.

Bloomberg Global Aggregate Bond Index
The Bloomberg Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt from twenty-eight local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. All securities contained in the Bloomberg Global Aggregate Bond Index have a minimum term to maturity of one year.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment‑grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government‑related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg U.S. Aggregate Bond Index have a minimum term to maturity of one year.
Bloomberg U.S. Treasury 1-3 Year Bond Index
The Bloomberg U.S. Treasury 1-3 Year Bond Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.
FT Wilshire 5000 Index
FT Wilshire 5000 Index is a comprehensive, float adjusted measure of the U.S. stock market, designed to reflect the performance of all U.S. equity securities that have readily available prices.
FTSE 3-Month Treasury Bill Index
FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.
Morningstar Multi-Asset High Income Index
The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.
MSCI All Country World Index (ACWI) Index
The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the large- and mid-cap segments across 23 developed markets and 24 emerging markets countries.
MSCI Emerging Markets Index
The MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
MSCI World ex-USA Index
The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 developed markets countries, excluding the U.S. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
MSCI USA High Dividend Yield Index
The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.
Russell 1000® Index
The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. As of May 31, 2024, the market capitalization of the companies in the Russell 1000® Index ranged from $351 million to $3.1 trillion.

Russell 2500TM Index
The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 31, 2024, the market capitalization of the companies in the Russell 2500TM Index ranged from $700 million to $59.6 billion.
Russell 3000® Index
The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market, as of the most recent reconstitution. As of May 31, 2024, the market capitalization of the companies in the Russell 3000® Index ranged from $11.1 million to $3.1 trillion.
SG Trend Index
The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator. Currently, one of the ten managers whose performance is tracked by the index is AlphaSimplex Group LLC, sub-advisor to the GuidePath® Managed Futures Strategy Fund.
S&P 500 Daily Risk Control 10% Index
The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.
The S&P 500® Index
The S&P 500® Index is a float-adjusted market capitalization weighted index representing approximately 500 large-capitalization companies that generally represent the large-cap segment of the U.S. equity market.
S&P® Target Risk Aggressive Index
The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.
S&P® Target Risk Conservative Index
The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance for each Fund for the past five years, or if shorter, the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., each Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent Form N-CSR filed with the SEC.

	Large Cap Core Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$23.820	$28.797	$26.584	$16.106	$18.401
Income from investment operations:
Net investment income[1]	0.168	0.205	0.096	0.059	0.114
Net realized and unrealized gains (losses) on investments	7.150	(2.879)	3.045	10.515	(2.202)
Total from investment operations	7.318	(2.674)	3.141	10.574	(2.088)
Less distributions:
Distributions from net investment income	(0.198)	(0.161)	(0.121)	(0.096)	(0.021)
Distributions from net realized gains	(0.011)	(2.142)	(0.807)	—	(0.186)
Total distributions	(0.209)	(2.303)	(0.928)	(0.096)	(0.207)

Net asset value, end of year	$30.929	$23.820	$28.797	$26.584	$16.106
Total return	30.82%	(8.81)%	11.59%	65.69%	(11.59)%
Supplemental data and ratios:
Net assets, end of year	$723,890,113	$607,841,824	$691,938,719	$602,158,947	$326,952,939
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2,3]	0.89%	0.90%	0.89%	1.15%	1.18%
After expense reimbursement (recapture) and securities lending credit including interest expense[2,3]	0.82%	0.87%	0.89%	1.10%	1.14%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.58%	0.79%	0.33%	0.21%	0.55%
After expense reimbursement (recapture) and securities lending credit	0.65%	0.82%	0.33%	0.26%	0.59%
Portfolio turnover rate	19.47%	46.39%	25.18%	34.13%	28.54%

1.Net investment income per share has been calculated based on average shares outstanding during the year.
2.Includes interest expense where applicable. Interest expense was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
3.The effect of the voluntary expense reimbursement on the Service Class shares as of March 31, 2024 was 0.02%.

	Emerging Markets Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.299	$13.573	$16.502	$10.516		$13.278
Income from investment operations:
Net investment income[1]	0.218	0.324	0.214	0.049		0.175
Net realized and unrealized gains (losses) on investments	0.803	(1.870)	(1.727)	5.968		(2.690)
Total from investment operations	1.021	(1.546)	(1.513)	6.017		(2.515)
Less distributions:
Distributions from net investment income	(0.368)	(0.486)	(0.258)	(0.031)		(0.247)
Distributions from net realized gains	—	(1.242)	(1.158)	—		—
Total distributions	(0.368)	(1.728)	(1.416)	(0.031)		(0.247)

Net asset value, end of year	$10.952	$10.299	$13.573	$16.502		$10.516
Total return	10.03%	(11.02)%	(9.75)%	57.85%	[3]	(19.40)%
Supplemental data and ratios:
Net assets, end of year	$47,929,601	$45,699,264	$71,780,033	$96,895,863		$64,153,851
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2,4]	1.88%	1.84%	1.40%	1.55%		1.79%
After expense reimbursement (recapture) and securities lending credit including interest expense[2,4]	1.34%	1.40%	1.39%	1.64%		1.65%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.55%	2.39%	1.32%	0.43%		1.20%
After expense reimbursement (recapture) and securities lending credit	2.09%	2.83%	1.33%	0.34%		1.34%
Portfolio turnover rate	43.80%	43.50%	47.80%	58.36%		42.60%

1Net investment income per share has been calculated based on average shares outstanding during the year.
2Includes interest expense where applicable. Interest expense was 0.01%, 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
3The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).
4The effect of the voluntary expense reimbursement on the Service Class shares as of March 31, 2024 was 0.06%.

	Small/Mid Cap Core Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$16.763	$19.122	$21.067	$10.765	$14.385
Income from investment operations:
Net investment income (loss)[1]	0.066	0.089	0.002	(0.040)	(0.007)
Net realized and unrealized gains (losses) on investments	3.689	(2.074)	0.447	10.720	(3.393)
Total from investment operations	3.755	(1.985)	0.449	10.680	(3.400)
Less distributions:
Distributions from net investment income	(0.067)	(0.063)	(0.046)	(0.024)	(0.016)
Distributions from net realized gains	(0.062)	(0.311)	(2.348)	(0.354)	(0.204)
Total distributions	0.129	(0.374)	(2.394)	(0.378)	(0.220)
Net asset value, end of year	$20.389	$16.763	$19.122	$21.067	$10.765
Total return	22.44%	(10.34)%	1.38%	99.76%	(24.10)%
Supplemental data and ratios:
Net assets, end of year	$102,966,460	$95,300,950	$107,105,729	$92,756,350	$52,904,611
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2,3]	1.16%	1.17%	1.17%	1.46%	1.50%
After expense reimbursement (recapture) and securities lending credit including interest expense[2,3]	1.04%	1.06%	1.14%	1.31%	1.39%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.25%	0.41%	(0.03)%	(0.40)%	(0.16)%
After expense reimbursement (recapture) and securities lending credit	0.37%	0.52%	0.01%	(0.25)%	(0.05)%
Portfolio turnover rate	16.37%	24.59%	36.38%	37.81%	26.54%

1Net investment income/ (loss) per share has been calculated based on average shares outstanding during the year.
2Includes interest expense where applicable. Interest expense was 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
3The effect of the voluntary expense reimbursement on the Service Class shares as of March 31, 2024 was 0.035%.

	World ex-US Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.727	$10.306	$10.445	$7.303	$8.856
Income from investment operations:
Net investment income[1]	0.191	0.229	0.131	0.081	0.142
Net realized and unrealized gains (losses) on investments	1.190	(0.526)	(0.150)	3.263	(1.538)
Total from investment operations	1.381	(0.297)	(0.019)	3.344	(1.396)
Less distributions:
Distributions from net investment income	(0.231)	(0.210)	(0.120)	(0.202)	(0.157)
Distributions from net realized gains	(0.117)	(0.072)	—	—	—
Total distributions	(0.348)	(0.282)	(0.120)%	(0.202)%	(0.157)%
Net asset value, end of year	$10.760	$9.727	$10.306	$10.445	$7.303
Total return	14.42%	(2.70)%	(0.27)%	45.89%	(16.16)%
Supplemental data and ratios: Net assets, end of year	$117,448,079	$109,714,796	$125,033,842	$138,023,708	$110,561,165
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.24%	1.26%	1.25%	1.38%	1.36%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.10%	1.14%	1.14%	1.37%	1.35%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.80%	2.37%	1.08%	0.88%	1.58%
After expense reimbursement (recapture) and securities lending credit	1.91%	2.49%	1.19%	0.89%	1.59%
Portfolio turnover rate	30.33%	54.13%	33.89%	46.15%	25.52%

1.Net investment income per share has been calculated based on average shares outstanding during the year.
2.Includes interest expense where applicable. Interest expense was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
3.The effect of the voluntary expense reimbursement on the Service Class shares as of March 31, 2024 was 0.041%.

	Core Fixed Income Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.266	$9.009	$9.700	$9.798		$9.270
Income from investment operations:
Net investment income[1]	0.266	0.194	0.110	0.112		0.170
Net realized and unrealized gains (losses) on investments	(0.061)	(0.740)	(0.571)	0.141	[3]	0.490
Total from investment operations	0.205	(0.546)	(0.461)	0.253		0.660

Less distributions:
Distributions from net investment income	(0.268)	(0.197)	(0.124)	(0.184)		(0.108)
Distributions from net realized gains	—	—	(0.106)	(0.167)		(0.024)
Total distributions	(0.268)	(0.197)	(0.230)	(0.351)		(0.132)
Net asset value, end of year	$8.203	$8.266	$9.009	$9.700		$9.798
Total return	2.56%	(6.02)%	(4.88)%	2.47%		7.16%
Supplemental data and ratios:
Net assets, end of year	$172,263,447	$170,247,628	$200,560,432	$188,033,933		$135,386,961
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.00%	0.99%	0.99%	1.28%		1.29%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.94%	0.94%	0.94%	1.19%		1.19%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	3.23%	2.28%	1.09%	1.01%		1.67%
After expense reimbursement (recapture) and securities lending credit	3.29%	2.33%	1.14%	1.10%		1.77%
Portfolio turnover rate	267.22%	252.14%	263.72%	283.45%		278.67%

1Net investment income per share has been calculated based on average shares outstanding during the year.
2Includes interest expense where applicable. Interest expense was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
3Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

	Growth Allocation Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.904	$16.029	$15.636	$10.062	$11.477
Income from investment operations:
Net investment income[1]	0.172	0.127	0.126	0.064	0.128
Net realized and unrealized gains (losses) on investments	3.206	(1.718)	0.726	5.780	(1.402)
Total from investment operations	3.378	(1.591)	0.852	5.844	(1.274)

Less distributions:
Distributions from net investment income	(0.262)	(0.028)	(0.129)	(0.072)	(0.141)
Distributions from net realized gains	(0.053)	(0.506)	(0.330)	(0.198)	—
Total distributions	(0.315)	(0.534)	(0.459)	(0.270)	(0.141)
Net asset value, end of year	$16.967	$13.904	$16.029	$15.636	$10.062
Total return	24.46%	(9.69)%	5.22%	58.23%	(11.35)%
Supplemental data and ratios:
Net assets, end of year	$1,279,611,829	$950,178,503	$1,136,476,058	$1,075,230,154	$739,949,997
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.67%	0.69%	0.68%	0.94%	0.97%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.62%	0.64%	0.64%	0.90%	0.93%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.09%	0.87%	0.71%	0.44%	1.03%
After expense reimbursement (recapture) and securities lending credit	1.14%	0.92%	0.75%	0.48%	1.07%
Portfolio turnover rate	18.58%	22.84%	17.09%	39.58%	37.80%

1Net investment income per share has been calculated based on average shares outstanding during the year.
2These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
3Includes interest expense where applicable. Interest expense was 0.00%, 0.01%, 0.00%, 0.00% and 0.01%, respectively.
4Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

	Conservative Allocation Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.165	$10.978	$11.070	$9.137	$9.617
Income from investment operations:
Net investment income[1]	0.338	0.266	0.207	0.199	0.226
Net realized and unrealized gains (losses) on investments	0.718	(0.865)	0.098	1.959	(0.490)
Total from investment operations	1.056	(0.599)	0.305	2.158	(0.264)

Less distributions:
Distributions from net investment income	(0.338)	(0.175)	(0.202)	(0.189)	(0.216)
Distributions from net realized gains	—	(0.039)	(0.195)	(0.036)	—
Total distributions	(0.338)	(0.214)	(0.397)	(0.225)	(0.216)
Net asset value, end of year	$10.883	$10.165	$10.978	$11.070	$9.137
Total return	10.48%	(5.39)%	2.60%	23.67%	(2.99)%
Supplemental data and ratios:
Net assets, end of year	$531,079,422	$428,327,883	$509,796,048	$461,123,761	$314,935,864
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.70%	0.71%	0.70%	0.96%	0.99%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.45%	0.45%	0.45%	0.70%	0.70%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	3.01%	2.37%	1.56%	1.64%	1.98%
After expense reimbursement (recapture) and securities lending credit	3.26%	2.63%	1.81%	1.90%	2.27%
Portfolio turnover rate	19.92%	48.39%	28.28%	38.17%	58.96%

1Net investment income per share has been calculated based on average shares outstanding during the year.
2These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
3Includes interest expense where applicable. Interest expense was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
4Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

	Tactical Allocation Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.563	$11.400	$11.394	$9.960	$10.919
Income from investment operations:
Net investment income[1]	0.090	0.149	0.047	0.010	0.061
Net realized and unrealized gains (losses) on investments	2.582	(0.486)	1.154	1.941	(0.515)
Total from investment operations	2.672	(0.337)	1.201	1.951	(0.454)

Less distributions:
Distributions from net investment income	(0.146)	—	(0.053)	(0.005)	(0.058)
Distributions from net realized gains	—	(0.500)	(1.142)	(0.512)	(0.447)
Total distributions	(0.146)	(0.500)	(1.195)	(0.517)	(0.505)
Net asset value, end of year	$13.089	$10.563	$11.400	$11.394	$9.960
Total return	25.45%	(2.90)%	10.32%	19.96%	(4.83)%
Supplemental data and ratios:
Net assets, end of year	$595,360,541	$500,975,471	$518,623,186	$469,311,387	$323,199,482
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.79%	0.80%	0.81%	1.07%	1.10%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.77%	0.79%	0.78%	1.05%	1.06%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.77%	1.37%	0.36%	0.07%	0.50%
After expense reimbursement (recapture) and securities lending credit	0.79%	1.38%	0.39%	0.09%	0.54%
Portfolio turnover rate	333.31%	248.27%	406.19%	443.30%	500.28%

1Net investment income per share has been calculated based on average shares outstanding during the year.
2These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
3Includes interest expense where applicable. Interest expense was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
4Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

	Absolute Return Allocation Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.394	$10.080	$10.578	$10.010		$10.402
Income from investment operations:
Net investment income[1]	0.394	0.286	0.227	0.195		0.266
Net realized and unrealized gains (losses) on investments	0.047	(0.750)	(0.515)	0.634	[5]	(0.368)
Total from investment operations	0.441	(0.464)	(0.288)	0.829		(0.102)

Less distributions:
Distributions from net investment income	(0.449)	(0.222)	(0.210)	(0.261)		(0.290)
Total distributions	(0.449)	(0.222)	(0.210)	(0.261)		(0.290)
Net asset value, end of year	$9.386	$9.394	$10.080	$10.578		$10.010
Total return	4.72%	(4.56)%	(2.80)%	8.26%		(1.11)%
Supplemental data and ratios:
Net assets, end of year	$203,758,072	$224,226,970	$236,003,490	$212,656,486		$391,177,265
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.84%	0.86%	0.82%	1.09%		1.10%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.55%	0.58%	0.55%	0.81%		0.81%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	3.91%	2.73%	1.87%	1.57%		2.22%
After expense reimbursement (recapture) and securities lending credit	4.20%	3.01%	2.14%	1.85%		2.51%
Portfolio turnover rate	53.14%	152.99%	27.64%	65.03%		161.00%

Portfolio Turnover is calculated for the Fund as a whole.
1Net investment income per share has been calculated based on average shares outstanding during the year.
2These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
3Includes interest expense where applicable. Interest expense was 0.00%, 0.03%, 0.00%, 0.01% and 0.01%, respectively.
4Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
5Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statements of Operations due to share transactions for the year.

	Multi-Asset Income Allocation Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.167	$11.373	$11.332	$9.056	$10.660
Income from investment operations:
Net investment income[1]	0.412	0.370	0.313	0.270	0.344
Net realized and unrealized gains (losses) on investments	0.595	(1.169)	0.044	2.272	(1.632)
Total from investment operations	1.007	(0.799)	0.357	2.542	(1.288)

Less distributions:
Distributions from net investment income	(0.409)	(0.407)	(0.316)	(0.266)	(0.313)
Distributions from net realized gains	—	—	—	—	(0.003)
Total distributions	(0.409)	(0.407)	(0.316)	(0.266)	(0.316)
Net asset value, end of year	$10.765	$10.167	$11.373	$11.332	$9.056
Total return	10.15%	(6.92)%	3.09%	28.42%	(12.53)%
Supplemental data and ratios:
Net assets, end of year	$104,516,590	$88,872,229	$111,888,042	$132,821,013	$112,044,753
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.85%	0.85%	0.84%	1.09%	1.12%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.71%	0.59%	0.70%	0.96%	0.92%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	3.89%	3.32%	2.55%	2.48%	2.99%
After expense reimbursement (recapture) and securities lending credit	4.03%	3.58%	2.69%	2.61%	3.19%
Portfolio turnover rate	27.54%	65.66%	24.21%	73.27%	85.15%

1Net investment income per share has been calculated based on average shares outstanding during the year.
2These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
3Includes interest expense where applicable. Interest expense was 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.
4Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

	Flexible Income Allocation Fund
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.974	$9.991	$10.497	$9.304		$9.366
Income from investment operations:
Net investment income[1]	0.468	0.230	0.213	0.250		0.331
Net realized and unrealized gains (losses) on investments	(0.101)	(0.960)	(0.445)	1.175	[2]	(0.076)	[2]
Total from investment operations	0.367	(0.730)	(0.232)	1.425		0.255

Less distributions:
Distributions from net investment income	(0.450)	(0.220)	(0.207)	(0.232)		(0.317)
Distributions from net realized gains	—	(0.067)	(0.067)	—		—
Total distributions	(0.450)	(0.287)	(0.274)	(0.232)		(0.317)
Net asset value, end of year	$8.891	$8.974	$9.991	$10.497		$9.304
Total return	4.19%	(7.27)%	(2.33)%	15.38%		2.76%
Supplemental data and ratios:
Net assets, end of year	$265,671,413	$295,106,939	$347,766,775	$279,838,116		$98,516,379
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.71%	0.70%	0.70%	0.99%		1.05%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.50%	0.50%	0.50%	0.75%		0.75%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	5.04%	2.28%	1.83%	2.17%		3.20%
After expense reimbursement (recapture) and securities lending credit	5.25%	2.48%	2.03%	2.41%		3.50%
Portfolio turnover rate	247.29%	483.66%	195.55%	211.84%		517.05%

Portfolio Turnover is calculated for the Fund as a whole.
1Net investment income per share has been calculated based on average shares outstanding during the year.
2Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.
3These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
4Includes interest expense where applicable. Interest expense was 0.01%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
5Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

	Managed Futures Strategy Fund (Consolidated)
	Service
	Year Ended March 31, 2024	Year Ended March 31, 2023		Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.250	$9.893		$9.268	$8.648	$7.914
Income from investment operations:
Net investment income (loss)[1]	0.309	0.160		(0.136)	(0.129)	0.011
Net realized and unrealized gains (losses) on investments	0.287	0.542	[3]	1.570	1.053	1.077
Total from investment operations	0.596	0.702		1.434	0.924	1.088

Less distributions:
Distributions from net investment income	(0.010)	(1.046)		(0.202)	—	(0.071)
Distributions from net realized gains	—	(1.299)		(0.607)	(0.304)	(0.283)
Total distributions	(0.010)	(2.345)		(0.809)	(0.304)	(0.354)
Net asset value, end of year	$8.836	$8.250		$9.893	$9.268	$8.648
Total return	7.23%	5.04%		16.94%	10.84%	14.03%
Supplemental data and ratios:
Net assets, end of year	$289,808,486	$498,938,872		$251,272,515	$207,653,403	$221,868,264
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[2]	1.50%	1.52%		1.54%	1.80%	1.85%
After expense reimbursement (recapture) and fees waived including interest expense[2]	1.50%	1.52%		1.54%	1.81%	1.90%
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	3.66%	1.52%		(1.47)%	(1.47)%	0.18%
After expense reimbursement (recapture) and fees waived	3.66%	1.52%		(1.47)%	(1.48)%	0.13%
Portfolio turnover rate	0.00%	0.00%		0.00%	0.00%	0.00%

Portfolio Turnover is calculated for the Fund as a whole.
1Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
2Includes interest expense where applicable. Interest expense was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.
3Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

	Conservative Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.629	$9.776	$9.938	$9.899	$9.987
Income from investment operations:
Net investment income[1]	0.432	0.204	0.049	0.029	0.177
Net realized and unrealized gains (losses) on investments	0.022	(0.136)	(0.159)	0.044	(0.092)
Total from investment operations	0.454	0.068	(0.110)	0.073	0.085

Less distributions:
Distributions from net investment income	(0.420)	(0.215)	(0.052)	(0.034)	(0.173)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.420)	(0.215)	(0.052)	(0.034)	(0.173)
Net asset value, end of year	$9.663	$9.629	$9.776	$9.938	$9.899
Total return	4.82%	0.71%	(1.12)%	0.74%	0.85%
Supplemental data and ratios:
Net assets, end of year	$14,089,999	$11,781,353	$10,911,849	$15,926,192	$6,724,818
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[4]	0.92%	0.95%	1.06%	1.14%	2.23%
After expense reimbursement (recapture) and securities lending credit[4]	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets[3]
Before expense reimbursement (recapture) and fees waived	4.20%	1.81%	0.08%	(0.20)%	0.18%
After expense reimbursement (recapture) and fees waived	4.48%	2.12%	0.50%	0.30%	1.77%
Portfolio turnover rate	258.88%	398.32%	161.18%	190.65%	190.99%

1Net investment income per share has been calculated based on average shares outstanding during the year.
2These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
3Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
4Includes interest expense where applicable. Interest expense was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

	Income Fund
	Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021		Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.464		$9.204	$9.950	$9.857		$9.892
Income from investment operations:
Net investment income[1]	0.313		0.169	0.208	0.186		0.284
Net realized and unrealized gains (losses) on investments	(0.001)	[4]	(0.742)	(0.745)	0.090	[4]	(0.048)	[4]
Total from investment operations	0.312		(0.573)	(0.537)	0.276		0.236

Less distributions:
Distributions from net investment income	(0.306)		(0.167)	(0.209)	(0.183)		(0.266)
Distributions from net realized gains	—		—	—	—		(0.005)
Total distributions	(0.306)		(0.167)	(0.209)	(0.183)		(0.271)
Net asset value, end of year	$8.470		$8.464	$9.204	$9.950		$9.857
Total return	3.82%		(6.21)%	(5.53)%	2.79%		2.34%
Supplemental data and ratios:
Net assets, end of year	$79,625,224		$56,634,190	$44,470,391	$38,031,721		$32,494,874
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.84%		0.85%	0.88%	0.92%		1.18%
After expense reimbursement (recapture) and securities lending credit including interest expense[5]	0.79%		0.79%	0.79%	0.80%		0.79%
Ratio of net investment income to average net assets[3]
Before expense reimbursement (recapture) and fees waived	3.70%		1.91%	2.02%	1.73%		2.39%
After expense reimbursement (recapture) and fees waived	3.75%		1.97%	2.11%	1.85%		2.79%
Portfolio turnover rate	288.92%		300.76%	222.96%	194.13%		247.58%

1Net investment income per share has been calculated based on average shares outstanding during the year.
2These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
3Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
4Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.
5Includes interest expense where applicable. Interest expense was 0.00%, 0.00%, 0.00%, 0.01% and 0.00%, respectively.

	Growth & Income Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.463	$11.023	$11.683	$8.717	$9.772
Income from investment operations:
Net investment income[1]	0.264	0.236	0.110	0.134	0.189
Net realized and unrealized gains (losses) on investments	1.698	(0.575)	0.888	2.959	(1.094)
Total from investment operations	1.962	(0.339)	0.998	3.093	(0.905)

Less distributions:
Distributions from net investment income	(0.267)	(0.221)	(0.139)	(0.127)	(0.146)
Distributions from net realized gains (losses)	—	—	(1.519)	—	(0.004)
Total distributions	(0.267)	(0.221)	(1.658)	(0.127)	(0.150)
Net asset value, end of year	$12.158	$10.463	$11.023	$11.683	$8.717
Total return	19.08%	(3.02)%	7.90%	35.67%	(9.45)%
Supplemental data and ratios:
Net assets, end of year	$109,456,473	$106,817,174	$116,833,573	$86,833,376	$33,927,659
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.94%	0.94%	0.87%	0.95%	1.34%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.88%	0.89%	0.81%	0.80%	0.79%
Ratio of net investment income to average net assets[3]
Before expense reimbursement (recapture) and fees waived	2.35%	2.21%	0.86%	1.13%	1.34%
After expense reimbursement (recapture) and fees waived	2.41%	2.26%	0.92%	1.28%	1.89%
Portfolio turnover rate	122.79%	73.19%	174.37%	108.96%	159.34%

1Net investment income per share has been calculated based on average shares outstanding during the year.
2These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
3Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
4Includes interest expense where applicable. Interest expense was 0.09%, 0.10%, 0.02%, 0.01% and 0.00%, respectively.

Investment Advisor	AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520-2445
Legal Counsel	Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, WI 53202
Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202
Custodian	U.S. Bank N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212
Distributor	AssetMark Brokerage®, LLC 1655 Grant Street, 10th Floor Concord, CA 94520-2445

Privacy Policy
For AssetMark, Inc., AssetMark Trust Company, AssetMark Services, Inc. and AssetMark Brokerage, LLC. (together “AssetMark”).

Rev. 3/2024

FACTS	What does AssetMark do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?
The types of personal information we collect, and share depend on the products or services you have with us. This information can include:
•Social Security number and credit history
•Income and account balances
•Transaction history and investment experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons we choose to share; and whether you can limit this sharing.
Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes — to offer our products and services to you.	Yes	No
For joint marketing with other financial companies.	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness.	No	We don’t share
For our affiliates to market to you.	No	We don’t share
For non-affiliates to market to you.	No	We don’t share
Questions? Toll Free: (800) 664-5345

R242_AMK_GLBA Privacy Policy_2024_03

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Who We Are
Who is providing this notice?	AssetMark, Inc., AssetMark Trust Company, AssetMark Services, Inc., and AssetMark Brokerage, LLC.
What We Do
How do AssetMark, Inc., AssetMark Trust Company, AssetMark Retirement Services, Inc., and AssetMark Brokerage, LLC protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do AssetMark, Inc., AssetMark Trust Company, AssetMark Retirement Services, Inc., and AssetMark Brokerage, LLC collect my personal information?
We collect your personal information, for example, when you:
•Direct us to buy or sell securities
•Enter into an investment advisory contract
•Open an account or seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•Sharing for affiliates’ everyday business purposes- information about your creditworthiness
•Affiliates from using your information to market to you
•Sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies.
•Our affiliates include companies that use the name AssetMark, along with other financial companies listed under the heading “AssetMark Legal Entities.”

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •We do not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. •Our joint marketing partners include other financial institutions.

Other Important Information
California. We will share your personal information for joint marketing purposes unless you opt out of that sharing.
For instructions on how to opt out, please see our separate notice to you entitled “Important Privacy Choices for
Consumers.” California residents have additional rights over personal information that we collect for purposes other than providing financial products and services to you. For an explanation of the rights available to California residents, please see our “California Privacy Policy.”

For Nevada residents only. We are providing you this additional notice under state law. You may be placed on our internal Do Not Call List by calling us at (800) 664-5345. Nevada law requires we provide the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite
3900, Las Vegas, NV 89101; Phone number: (702) 486-3132; email: aginfo@ag.nv.gov. AssetMark, Inc., 1655 Grant
Street, 10th Floor, Concord, CA 94520-2445. Tel: (800) 664-5345

North Dakota: We will not share your personal information with non-affiliates for joint marketing purposes without your authorization.
Vermont. If you are a Vermont resident, we will automatically limit sharing of your information for joint marketing purposes. We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

“AssetMark Legal Entities.” AssetMark, Inc., AssetMark Trust Company, AssetMark Services, Inc., AssetMark
Brokerage, LLC, Voyant, Inc., and Atria Investments, Inc. (DBA “Adhesion Wealth Advisor Solutions”).

AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520-2445 800-664-5345	You are receiving this Privacy Policy because you are a client of AssetMark, Inc. AssetMark Services, Inc. and/or AssetMark Trust Company.

©2024 AssetMark, Inc. All rights reserved. AssetMark, Inc. is an investment adviser registered with the U.S. Securities and Exchange Commission.
AssetMark Trust Company is a trust company licensed by the Arizona Department of Insurance and Financial Institutions.
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FOR MORE INFORMATION

You may obtain the following and other information on the Funds free of charge:
Statement of Additional Information (“SAI”) for GPS Funds I and GPS Funds II, dated July 31, 2024.
The SAI of GPS Funds I and GPS Funds II provides more details about each Fund’s policies and management. GPS Funds I’s and GPS Funds II’s SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report:
The annual and semi-annual reports and Form N-CSR provide (or will provide) additional information about each Fund’s investments, as well as the most recent financial reports and portfolio listings, as applicable. The annual report, (GPS Funds I Annual Report) and (GPS Funds II Annual Report), contains (or will contain) a discussion of the market conditions and investment strategies that affected each Fund’s performance during the last fiscal year. Form N-CSR includes each Fund's financial statements.
To receive any of these documents or a Prospectus of the Funds free of charge or to make inquiries or request additional information about the Funds, please contact us.
By Telephone:
(888) 278-5809

By Mail:
GPS Funds I / GPS Funds II
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

By Internet:
www.AssetMark.com/info/funds

From the SEC:
Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Prospectus
July 31, 2024

GPS Funds I – 1940 Act File No. 811-10267
GuideMark® Large Cap Core Fund
GuideMark® Emerging Markets Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund
GuideMark® Core Fixed Income Fund

GPS Funds II – 1940 Act File No. 811-22486
GuidePath® Growth Allocation Fund
GuidePath® Conservative Allocation Fund
GuidePath® Tactical Allocation Fund
GuidePath® Absolute Return Allocation Fund
GuidePath® Multi-Asset Income Allocation Fund
GuidePath® Flexible Income Allocation Fund
GuidePath® Managed Futures Strategy Fund
GuidePath® Conservative Income Fund
GuidePath® Income Fund
GuidePath® Growth and Income Fund

GuideMark® and GuidePath® Funds

STATEMENT OF ADDITIONAL INFORMATION
July 31, 2024

GuideMark® Large Cap Core Fund Service Shares (Ticker: GMLGX)	GuidePath® Tactical Allocation Fund Service Shares (Ticker: GPTUX)
GuideMark® Emerging Markets Fund Service Shares (Ticker: GMLVX)	GuidePath® Absolute Return Allocation Fund Service Shares (Ticker: GPARX)
GuideMark® Small/Mid Cap Core Fund Service Shares (Ticker: GMSMX)	GuidePath® Multi-Asset Income Allocation Fund Service Shares (Ticker: GPMIX)
GuideMark® World ex-US Fund Service Shares (Ticker: GMWEX)	GuidePath® Flexible Income Allocation Fund Service Shares (Ticker: GPIFX)
GuideMark® Core Fixed Income Fund Service Shares (Ticker: GMCOX)	GuidePath® Managed Futures Strategy Fund Service Shares (Ticker: GPMFX)
GuidePath® Growth Allocation Fund Service Shares (Ticker: GPSTX)	GuidePath® Conservative Income Fund (Ticker: GPICX)
GuidePath® Conservative Allocation Fund Service Shares (Ticker: GPTCX)	GuidePath® Income Fund (Ticker: GPINX)
GuidePath® Growth and Income Fund (Ticker: GPIGX)

This Statement of Additional Information (“SAI”) provides general information about each of the series (individually, a “Fund” and collectively, the “Funds”) of GPS Funds I and GPS Funds II. This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus (the “Prospectus”) dated July 31, 2024, as supplemented and amended from time to time. This SAI is incorporated by reference into the Prospectus. To obtain a copy of the Prospectus, please write or call the Funds at the address or telephone number below.

The Funds’ financial statements for the fiscal year ended March 31, 2024 are incorporated herein by reference to the Funds’ Annual Report dated March 31, 2024. A copy of the Annual Report (Annual Report for GPS Funds I and Annual Report for GPS Fund II) may be obtained without charge by calling or writing the Funds as shown below.

GPS Funds I & GPS Funds II
c/o U.S. Bank Global Fund Services
P.O. Box 701 Milwaukee, WI 53201-0701
Phone: (888) 278-5809

General Information about the Funds

GPS Funds I and GPS Funds II (each a “Trust” and, together, the “Trusts”) are each an open-end management investment company, organized as a Delaware statutory trust on January 2, 2001 and October 20, 2010, respectively.

On April 1, 2011, the GPS Funds I Trust’s name was changed from AssetMark Funds to GPS Funds I. Effective April 1, 2011, the names of the AssetMark Large Cap Growth Fund, AssetMark Large Cap Value Fund, AssetMark Small/Mid Cap Value Fund, AssetMark International Equity Fund and AssetMark Core Plus Fixed Income Fund were changed to GuideMark® Large Cap Growth Fund, GuideMark® Large Cap Value Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex- US Fund, and GuideMark® Core Fixed Income Fund, respectively. In addition, effective April 1, 2011, each such series of GPS I Funds added a second class (Institutional Shares) and the original class of shares was renamed (Service Shares). On October 9, 2015, the name of the GuideMark® Large Cap Growth Fund was changed to GuideMark® Large Cap Core Fund and the name of the GuideMark® Large Cap Value Fund was changed to GuideMark® Emerging Markets Fund. The GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, and GuideMark® Core Fixed Income Fund are collectively referred to as “GPS I Funds.” Most recently, effective May 6, 2024, each such series of GPS I Funds liquidated and dissolved the Institutional Shares.

The GuidePath® Growth Allocation Fund (the “Growth Allocation Fund”), GuidePath® Conservative Allocation Fund (the “Conservative Allocation Fund”), GuidePath® Tactical Allocation Fund (the “Tactical Allocation Fund”), GuidePath® Absolute Return Allocation Fund (the “Absolute Return Allocation Fund”), GuidePath® Multi-Asset Income Allocation Fund (“Multi-Asset Income Allocation Fund”), GuidePath® Flexible Income Allocation Fund (the “Flexible Income Allocation Fund”), GuidePath® Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”), GuidePath® Conservative Income Fund (the “Conservative Income Fund”), GuidePath® Income Fund (the “Income Fund”), and GuidePath® Growth and Income Fund (the “Growth and Income Fund”) are collectively referred to as the “GPS II Funds.” The Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund invest primarily (or, in the case of the Tactical Allocation Fund, between 10% and 100% of its assets), and Managed Futures Strategy Fund also invests, in registered mutual funds and exchange-traded funds (“ETFs”). The Income Fund and Growth and Income Fund also invest in closed-end funds and other public and private pooled investment vehicles. The funds in which each of the GPS II Funds may invest are referred to herein as the “Underlying Funds.” By investing in the GPS II Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the GPS II Fund’s direct fees and expenses.

Prior to January 19, 2016, the Growth Allocation Fund was known as GuidePath® Strategic Asset Allocation Fund, the Conservative Allocation Fund was known as GuidePath® Tactical Constrained® Asset Allocation Fund, the Tactical Allocation Fund was known as GuidePath® Tactical Unconstrained® Asset Allocation Fund, the Absolute Return Allocation Fund was known as GuidePath® Absolute Return Asset Allocation Fund, the Multi-Asset Income Allocation Fund was known as the GuidePath® Multi-Asset Income Asset Allocation Fund, and the Flexible Income Allocation Fund was known as GuidePath® Fixed Income Allocation Fund. Effective May 6, 2024, the Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, and Managed Futures Strategy Fund liquidated and dissolved the Institutional Shares.

The GPS I Funds and GPS II Funds are each referred to as a “Fund” and, collectively the “Funds”.

The Declaration of Trusts permits the Trusts to offer separate series of shares of beneficial interest (each of which is a separate mutual fund and separate classes of such series). The Trusts currently offer a single class of shares ("Shares"). A holder of shares of a particular class of a particular Fund within a Trust has an interest only in the assets attributable to the shares of that class of that Fund. Shares of each class of a Fund participate equally in the earnings, dividends, and assets allocated to the particular share class of that Fund. Each share of each Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and is entitled to such dividends and distributions out of the income and gains belonging to the Fund as are declared by the Board (as defined below).

The Trusts are authorized to issue an unlimited number of interests (or shares) with no par value. Shares of each series have equal voting rights, and are voted in the aggregate and not by the series except in matters where a separate vote is
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required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trusts do not normally hold annual meetings of shareholders. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trusts not readily identifiable as belonging to a particular Fund are allocated by, or under the direction of, the Board (as defined below), on the basis of relative net assets.

Description of GPS Funds I

Each GPS I Fund has its own investment objectives and policies. AssetMark, Inc. serves as the investment advisor to the GPS I Funds (“AssetMark” or the “Advisor”).

The GuideMark® Large Cap Core Fund (the “Large Cap Core Fund”), GuideMark® Emerging Markets Fund (the “Emerging Markets Fund”), GuideMark® Small/Mid Cap Core Fund (the “Small/Mid Cap Core Fund”) and GuideMark® World ex-US Fund (the “World ex-US Fund”) each have a fundamental investment objective to provide capital appreciation over the long term. The GuideMark® Core Fixed Income Fund (the “Core Fixed Income Fund”) has a fundamental investment objective to provide current income consistent with a low volatility of principal.

Each GPS I Fund’s investment objective is fundamental, which means that it may not be changed without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are non-fundamental.

Description of GPS Funds II

Each GPS II Fund has its own investment objectives and policies. Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees without shareholder approval (the GPS Funds I Board of Trustees and the GPS Funds II Board of Trustees are collectively referred to as the Board). Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are non‑fundamental. AssetMark serves as the investment advisor to the GPS II Funds.

Diversification of the Funds

All of the Funds are classified and operate as diversified funds under the 1940 Act. Under the 1940 Act, a diversified fund is a fund that meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. A Fund may not change its diversification classification to become non-diversified without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used in this SAI, “a majority of a Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

To qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), each Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets. In addition, with respect to 50% of the total assets of the Fund, no investment can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer.

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Investment Restrictions GPS Funds I

Each of the GPS I Funds has adopted and is subject to the following fundamental investment restrictions. These investment restrictions of the Funds may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities.

The percentage limitations referred to in these restrictions apply only at the time of investment. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and a Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

1.No Fund will act as underwriter for securities of other issuers except as they may be deemed an underwriter in selling a portfolio security.

2.No Fund will make loans if, as a result, the amount of a Fund’s assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its portfolio securities and (iv) lend money to other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

3.No Fund will purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax- exempt municipal securities.

4.No Fund will borrow money in an amount exceeding the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, provided that (i) investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets or maintain a margin account to facilitate the settlement of securities transactions are not considered borrowings for the purposes of this limitation and (ii) each Fund may borrow money from other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

5.No Fund will issue senior securities to the Funds’ presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Funds from (i) making any permitted borrowings, loans, mortgages, or pledges; (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof.

6.No Fund will purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies that own or invest in real estate (including real estate investment trusts (“REITs”)), commodities, or commodities contracts and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

Investment Restrictions GPS Funds II

Each of the GPS II Funds has adopted and is subject to the following fundamental investment restrictions. These investment restrictions of the Funds may be changed only with the approval of the holders of a majority of a Fund’s outstanding voting securities.

The percentage limitations referred to in these restrictions apply only at the time of investment. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be
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considered a violation of such limitation, and a Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Each Fund may not:

1.borrow money or issue senior securities, except as the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof, may permit;
2.underwrite the securities of other issuers, except that it may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933;
3.purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;
4.make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests;
5.with the exception of the Managed Futures Strategy Fund, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that a fund of funds will concentrate to approximately the same extent that its underlying funds index or indices concentrates in the stock of any particular industry or industries;
6.with respect to the Managed Futures Strategy Fund, purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry, except that the Fund may invest more than 25% of its assets in securities and other obligations of issuers in the financial services industry; and
7.with the exception of the Managed Futures Strategy Fund, purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

The Managed Futures Strategy Fund may:

8.Purchase and sell commodities to the maximum extent permitted by applicable law.

With respect to #5 and #6 above, the Funds do not consider investment companies or a wholly owned subsidiary of a Fund to be part of an industry.

With respect to #6 above, although not part of the Managed Futures Strategy Fund’s fundamental investment restriction, for illustration purposes: (i) telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents; (ii) financial services industry includes banks, investment managers, brokerage firms, investment banks and other companies that provide financial services to consumers or industry; and (iii) asset-backed securities are not considered to be bank obligations.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various investment policies described in the Prospectus, each Fund will be subject to the following investment restriction, which is considered non-fundamental and may be changed by the Trust’s Board without shareholder approval.

1.Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or to the extent permitted by exemptive rules or exemptive relief under the 1940
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Act, without regard to the 1940 Act’s percentage limits, or in connection with a merger, reorganization, consolidation or other similar transaction.

Management Approach

The Advisor is responsible for constructing and monitoring the portfolio strategy for each Fund. Each Fund invests in securities consistent with the Fund’s investment objective(s) and strategies. The potential risks and returns of the Funds vary with the degree to which a Fund invests in a particular market segment and/or asset class.

The Advisor manages certain Funds using a “manager of managers” approach by selecting one or more sub-advisors to manage each Fund based upon the Advisor’s evaluation of a sub-advisor’s expertise and performance in managing the appropriate asset class. With respect to the Managed Futures Strategy Fund, the Advisor may also manage a portion of the Fund’s portfolio directly, although it has no current intention to do so. Each sub-advisor uses its own proprietary research and securities selection processes to manage its allocated portion of the Fund’s assets. From time to time, the Fund may have little or no assets allocated to any one particular sub-advisor, as determined by the Advisor in its sole discretion.

With respect to the Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund and Managed Futures Strategy Fund, the Advisor may also manage the Fund’s portfolio directly, using multiple research providers to determine exposure across a variety of asset classes.

Investment Policies and Associated Risks

The Funds and the Underlying Funds may invest in a variety of securities and employ a number of investment techniques, which involve risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds and the Underlying Funds. In the following section, the types of investments described and their related risks apply to both the Funds and the Underlying Funds. For purposes of this section, the term “Fund” should be read to mean the Funds and the Underlying Funds and the term “Advisor” should be read to include a Fund’s respective sub-advisor(s), if applicable.

Unless otherwise noted in the Prospectus or this SAI or subject to a limitation under the 1940 Act and its related regulations, the investments listed below are not subject to a specific percentage limitation so long as they are made in a manner consistent with a Fund’s principal investment strategies.

Asset-Backed Securities

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may purchase debt obligations known as “asset-backed securities.” Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments based on the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pay the debt service on the debt obligations issued. The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund. Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may invest in these and other types of asset-backed securities that may be developed in the future.
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The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset- backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (i) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The GPS II Funds may also gain exposure to asset-backed securities through entering into credit default swaps or other derivative instruments related to asset-backed securities. For example, a Fund may enter into credit default swaps on ABX, which are indices made up of tranches of asset-backed securities, each with different credit ratings. Utilizing ABX, a Fund can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying asset-backed securities. Credit default swaps and other derivative instruments related to asset-backed securities are subject to the risks associated with asset-backed securities generally, as well as the risks of derivative transactions.

Auction Rate Securities

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may invest in auction rate Municipal Securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and
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other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Bank Loans, Loan Participations and Assignments

Certain Funds may invest in bank loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers. Senior loans typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. These loans may not be rated investment grade by the rating agencies. Although secured loans are secured by collateral of the borrower, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial portion of its value prior to a default. Some senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans, including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower.

The Funds’ investments in loans are subject to credit risk. Indebtedness of borrowers whose creditworthiness is poor involves substantial risks, and may be highly speculative. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually (but often not limited to) banks. The Funds may participate in the primary syndicate for a loan and may purchase loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The Funds also may acquire a participation interest in another lender’s portion of the loan. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. When investing in a loan participation, a Fund typically will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a Fund could be held liable as a co-lender. Loans and other debt instruments that are not in the form of securities may offer less legal protection to a Fund in certain circumstances.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless a Fund has direct recourse against the borrower, under the terms of the loan or other indebtedness a Fund may have to rely on the agent to pursue appropriate credit remedies against a borrower.

In addition to investing in senior secured loans, the Funds may invest in other loans, such as second lien loans and other secured loans, as well as unsecured loans. Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and lower-rated debt securities. However, such loans may rank lower in right of payment than senior secured loans, and are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Second lien loans and other secured loans are expected to have greater price volatility than more senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower‑ranking loans, which would create greater credit risk exposure. Each of these risks may be increased in the case of unsecured loans, which are not backed by a security interest in any specific collateral.
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The value of any collateral securing a loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate. It may take longer than 7 days for investments in loans to settle, which may adversely affect a Fund’s ability to timely honor redemptions. In the event of a default, a Fund may have difficulty collecting on any collateral and a loan can decline significantly in value. A Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws. If a loan is acquired through an assignment, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. High yield loans usually are more credit sensitive.

Bank loans might not be considered securities for purposes of the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, and therefore a risk exists that purchasers, such as the Funds, may not be entitled to rely on the anti-fraud provisions of those Acts. Additionally, the Funds could be at a disadvantage to other traders in the market who take the view that insider-trading prohibitions do not apply to trading in the loans, because they are not considered securities.

Borrowings

Each Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities, to the extent permitted by the 1940 Act. Such borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest. A Fund may borrow for such purposes an amount equal to 33 1/3% of the value of its total assets. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days (not including Sundays and holidays) in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Leveraging, by means of borrowing, may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the investments purchased with borrowed funds.

Business Development Companies

The Income Fund and the Growth and Income Fund may invest in business development companies (“BDCs”), to the extent permitted by the 1940 Act or any rules, regulations or exemptive relief thereunder. BDCs are closed-end investment companies that elect to register as BDCs and primarily invest in equity and debt securities issued by private companies as well as small- and medium-capitalization public companies. As with any investment by the Fund in another investment company, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies, including BDCs, generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For BDCs, acquired fund fees and expenses may be significant.

The debt securities in which BDCs generally invest are unrated or below investment grade. Below investment grade debt securities are often referred to as “high yield” or “junk” bonds. Further, debt securities held by BDCs may be unsecured or secured with minimal, if any, collateral or cash flow coverage, making such asset-backed securities higher risk than typical asset-backed instruments. The revenues, income (or losses) and valuations of the companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. As a result, investments in BDCs may expose the Fund to greater risk and cause it to experience higher volatility than it otherwise would.

In addition to being difficult to value, privately placed securities in which BDCs may invest may also be thinly traded or illiquid. BDCs that invest in such securities accordingly may have difficulty liquidating them, including to provide liquidity to shareholders such as the Fund.

The Fund’s performance will be affected by both the BDCs in which it invests and the performance of the BDCs’ portfolio companies. Little public information generally exists about the portfolio companies in which BDCs may
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invest. Accordingly, the fair values of such companies’ securities often are not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of the BDC’s portfolio companies’ securities, uncertainty surrounding the determination may adversely affect the determination of the BDC’s net asset value. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. Investing in BDCs thus entails a risk that a fully informed evaluation of the BDC and its portfolio companies is not achievable.

BDCs often borrow funds to make investments. Such borrowings expose BDCs to the risks associated with interest rate fluctuations, which may have a material adverse impact on their ability to achieve their investment objectives and on their rate of return and performance. Such borrowings also expose the Fund to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the expected volatility and risk profile of the Fund. Leverage is generally considered a speculative investment technique. Certain BDCs may be incentivized by their management fee structure to engage in leverage, particularly where their management fees are paid on gross assets, including those acquired through the use of leverage. These management fee structures may dramatically increase the management fees paid by BDCs to their (usually external) managers, even though management fees generally paid by BDCs may already be higher than those charged by other registered investment companies.

Collateralized Debt Obligations

Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, REITs, commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments. For more information about the risks of derivatives, see “Derivatives” below.

Common varieties of CDOs include the following:

Collateralized loan obligations. Collateralized loan obligations (CLOs) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.

Collateralized bond obligations. Collateralized bond obligations (CBOs) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.

Structured finance CDOs. Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.

Synthetic CDOs. In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments. For more information about the risks of derivatives, see “Derivatives” below.

CDOs are similar in structure to collateralized mortgage obligations, described elsewhere in this SAI. Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.

In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced
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liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which a Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility like that experienced in 2007-2008. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be classified by a Fund as illiquid investments. However, an active dealer market may exist for CDOs allowing a Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are classified as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid investments. The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.

All tranches of CDOs, including senior tranches with high credit ratings, can experience, and many have recently experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. In the past, prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of a Fund would pay indirectly.

Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”)

The Funds may invest in CMOs and REMICs. A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the Federal Home Loan Mortgage Company, or the Federal National Mortgage Association (“FNMA” or “Fannie Mae®”) and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. The investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in a specified order (e.g., first A, then B, then C, then Z). The A, B and C Bonds all bear
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current interest. Interest on the Z Bond is accrued and added to principal and a like amount is paid as principal on the A, B, or C Bond currently being paid off. When the A, B and C Bonds are paid in full, interest and principal on the Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher because they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. For federal income tax purposes, a Fund will be required to accrue income on regular interest in CMOs and REMICs using the “catch-up” method, with an aggregate prepayment assumption.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and the liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Credit Enhancement

Some of the investments of the Funds may be credit enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to a Fund and affect the prices of shares issued by the Fund. The Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Core Fixed Income Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund each may invest in securities that are credit-enhanced by banks, and thus the value of those credit enhancements will be affected by developments affecting the economic health and viability of banks. A Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the financial condition and/or rating of the issuer.

Cyber Security Risks

As technology becomes more integrated into the Funds’ operations, and as all financial services firms continue to face increased security threats, the Funds will face greater operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security threats may result from unauthorized access to the Funds’ digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) and ransomware attacks. In addition, because the Funds work closely with third-party service providers (e.g., administrators, transfer agents, custodians and sub- advisors), cyber security breaches at such third-party service providers may subject the Funds to many of the same risks associated with direct cyber security breaches. The same is true for cyber security breaches at any of the issuers in which the Funds may invest. While the Funds and their third-party service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Debt Securities

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The Funds may invest in debt securities, including those convertible into common stocks.

Unless otherwise noted in a Fund’s prospectus, debt securities purchased by a Fund, other than the Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund and Growth and Income Fund, will typically consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and typically repay principal. The Funds may invest in both fixed-rate and variable-rate debt securities.

The Funds consider investment grade securities to be those rated BBB- or higher by S&P Global Ratings (“S&P®”), or Baa or higher by Moody’s Investors Service©, Inc. (“Moody’s”), or an equivalent rating by Fitch, Inc.© (“Fitch”), or determined to be of comparable quality by the Advisor if the security is unrated. Bonds in the lowest investment grade category (BBB- by S&P® or Baa3 by Moody’s) have speculative characteristics, and changes in the economy or other circumstances are more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may invest in high-yield debt securities or “junk bonds,” which are securities rated BB or below by S&P® or Ba or below by Moody’s (“lower-rated securities”). Additionally, the Core Fixed Income Fund may hold lower-rated securities as a result of downgrades in the rating of the securities subsequent to their purchase by the Fund. Lower-rated securities are considered to be of poor standing and predominantly speculative and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The higher yields from lower-rated securities may compensate for the higher default rates on such securities. However, there can be no assurance that higher yields will offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay their debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower- rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade debt securities. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities’ prices may become more volatile and a Fund’s ability to dispose of particular issues when necessary to meet that Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

The ratings of S&P®, Moody’s and other nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of those rating agencies as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

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The payment of principal and interest on most debt securities will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations in connection with its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether a Fund involved should continue to hold the security. For a more detailed description of the ratings of debt securities, see Appendix A to this SAI.

Derivatives

Each Fund may use derivatives. A derivative is a financial instrument which has a value that is based on (“derived from”) the value of one or more underlying assets, reference rates, indices or other reference measures, and may relate to, among other things, securities, interest rates, currencies, credit, commodities, related indices, or other market factors. Derivatives used by the Funds may include forwards, options, futures, options on futures, swaps and options on swaps (see additional disclosure below).

Foreign Currency Transactions

Although the Funds value their assets daily in U.S. dollars, they are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. A Fund’s foreign currencies generally will be held as “foreign currency call accounts” at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank at which a Fund maintains such an account becomes insolvent, a Fund could suffer a loss of some or all of the amounts deposited. A Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a “spread,” which is the difference between the prices at which the dealers are buying and selling foreign currencies. The Emerging Markets Fund and the World ex-US Fund may hedge their foreign currency exposure under normal market conditions.

The Funds may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific non U.S. currency in exchange for another currency, which may be U.S. dollars, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At the maturity of a forward currency contract, a Fund may either exchange the currencies specified in the contract or, prior to maturity, a Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward currency contracts are usually effected with the counterparty to the original contract. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price. In addition, in the event of bankruptcy or insolvency of a counterparty, a Fund may be unable to close out a forward currency contract.

The Funds may enter into forward currency contracts that do not provide for physical settlement of the reference asset but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and the SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information, see “Swaps and Options on Swaps,” “Risks of Swaps” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.

The Funds may also enter into currency futures contracts. A currency futures contract is a standard binding agreement to buy or sell a specified quantity of a foreign currency at a specified price at a specified later date. Currency futures contracts are bought and sold on U.S. and non-U.S. exchanges and must be executed through a futures commission merchant (“FCM”). Certain futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. For more information about futures contracts generally, see “Futures Contracts and Options on Futures Contracts” and “Risks Associated with Futures Contracts” below.
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Certain transactions involving forward currency contracts or currency futures contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract or currency futures contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract or currency futures contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds).

A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts or currency futures contracts on another foreign currency or a basket of currencies, the value of which the Advisor believes will have a positive correlation to the values of the currency being hedged. In addition, each Fund may use forward currency contracts or currency futures contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline relative to another currency, it might enter into a forward or futures contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedges.” Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to a Fund of engaging in forward currency contracts or currency futures contracts varies with factors such as the interest rate environments in the relevant countries, the currencies involved, the length of the contract period and the market conditions then prevailing. The successful use of forward currency contracts and currency futures contracts will usually depend on the investment manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Forward currency contracts and currency futures contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward or futures contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions.

All of the Funds may invest in options that are listed on U.S. exchanges or traded over the counter. In addition, the World ex-US Fund may invest in options that are listed on recognized foreign exchanges. A liquid secondary market in options traded on an exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that a Fund will be able to close options positions at the time or price desired, which may have an adverse impact on a Fund’s investments in such options. Certain options may be classified as illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its limit on investments in illiquid investments.

Call Options

A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of an investment at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the
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obligation to sell the investment to the holder of the call option at the exercise price during the exercise period. The Funds may both purchase and write call options.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the investment, the relationship of the exercise price to the market price of the investment, the relationship of the exercise price to the volatility of the investment, the length of the option period and supply and demand factors.

Purchasing Call Options

The Funds may purchase call options. As a holder of a call option, a Fund has the right, but not the obligation, to purchase an investment at the exercise price during the exercise period. Instead of exercising the option and purchasing the investment, a Fund may choose to allow the option to expire or enter into a “closing sale transaction” with respect to the option. A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features. The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option. The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less than the premium paid by the Fund. A Fund may purchase call options on investments that it intends to buy in order to limit the risk of a substantial change in the market price of the investment. A Fund may also purchase call options on investments held in its portfolio and on which it has written call options.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result being that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying investments acquired through the exercise of such options. Further, unless the price of the underlying investment changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options

The Funds may write call options. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period.

A Fund will generally only write “covered call options." A call option is “covered” when a Fund either holds the security that is the subject of the option or possesses the option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

As the writer of a call option, in return for the premium, a Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline. If a call option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. However, any gain may be offset by a decline in the market value of the security during the exercise period. If the option is exercised, a Fund will experience a profit or loss from the sale of the underlying security. A Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a call option by entering into a “closing purchase transaction.” A closing purchase transaction allows a Fund to terminate its obligation to sell a security subject to a call option by allowing the Fund to cancel its position under a previously written call option through an offsetting purchase during the exercise period of an option having the same features. A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that a Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a call option permits a Fund to write another call option on the underlying security with a different
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exercise price, exercise date or both. If a Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Put Options

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the writer of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. The Funds may both purchase and write put options.

The premium that a Fund pays when purchasing a put option or receives when writing a put option will reflect, among other things, the market price of the investment, the relationship of the exercise price to the market price of the investment, the relationship of the exercise price to the volatility of the investment, the length of the option period and supply and demand factors.

Purchasing Put Options

As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. Instead of exercising the option and selling the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

A Fund may purchase put options on it portfolio securities for defensive purposes (“protective puts”). A Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option. A Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security. By purchasing a put option, a Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

A Fund may also purchase put options for securities it is not currently holding in its portfolio. A Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period. A Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options

As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

A Fund will only write put options on a covered basis. For a put option to be considered covered, the Fund must either (1) maintain cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover having a value of not less than the exercise price of the option; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option. The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

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If a put option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. If the put option is exercised, a Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time. A Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may choose to terminate its obligation as the writer of a put option by entering into a “closing purchase transaction.” A closing purchase transaction allows a Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features. A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that a Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a put option permits a Fund to write another put option.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

A Fund may write put options in situations when the Advisor wants to buy the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. To effect this strategy, a Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay. Since a Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.

Options on Foreign Currencies

The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, as described in the Prospectus. In addition, options on foreign currencies may be used to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require a Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The GPS II Funds also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by a Fund, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
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Over-The-Counter (“OTC”) Options

The Funds may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange-traded options. OTC options differ from exchange-traded options in certain material respects. OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option.

Interest Rate Caps, Floors and Collars

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may purchase and write interest rate caps, floors and collars, which are OTC options. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Options on Indices

The Funds may invest in options on indices. Put and call options on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash equal to the difference between the exercise price of the option and the value of the index, times a multiplier, similar to that described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.
Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options
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which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Index Warrants

The Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, a Fund would lose the amount of the purchase price it paid for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on indices.

Futures Contracts and Options on Futures Contracts

The Funds may purchase and sell futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices, debt obligations and other financial instruments and indices. A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency, commodity or index, at a specified price at a specified later date. For more information about the use of currency futures contracts, see “Foreign Currency Transactions” above.

In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery of the reference asset. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying asset, some (e.g., stock index futures) require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through an FCM, which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the futures
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contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

The Funds may also purchase and write call and put options on futures contracts in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments. Options on futures contracts trade on the same contract markets as the underlying futures contracts. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” above.

Risks Associated With Futures Contracts and Options on Futures Contracts

When used for hedging, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund’s investments during certain market conditions. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund’s investment securities may differ substantially from the changes anticipated by a Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract.

Successful use of futures contracts depends upon the Advisor’s ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the Advisor’s judgment in this respect will be correct.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The CFTC and the various exchanges have established limits, referred to as “speculative position limits,” on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. The regulation of futures contracts, as well as other derivatives, is a rapidly changing area of law. For more information, see “Risks of Potential Regulation of Swaps and Other Derivatives” below.

Futures and related options purchased or sold by the World ex-US Fund will normally have foreign underlying securities or indices and may be traded on U.S. or non-U.S. exchanges. Participation in foreign futures and foreign options transactions on a non U.S. exchange involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates
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activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (“CEA”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, certain Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

When a Fund purchases an option on a futures contract, the amount at risk is the premium paid for the option plus related transaction costs. The purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller is required to take such a position, it could bear substantial, and potentially unlimited, losses.

Swaps and Options on Swaps

The Funds may enter into swaps, including interest rate, mortgage, credit default, currency, total return and inflation index swaps, for hedging purposes or to seek to increase total return. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of a specified credit event. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon
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terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are may be used by a Fund to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used by a Fund to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities investing in such pools will involve risks similar to the risks of investing in foreign securities. See the section “Foreign Securities” below. In addition to the risks associated with investing in swaps generally, a Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swaps may be classified as illiquid.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including, any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument (variation margin). Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Certain standardized swaps are subject to mandatory central clearing and trade execution requirements. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate
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these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of Swaps” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in the market value of the swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of a Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Risks of Swaps

As is the case with most investments, swaps are subject to market risk, and there can be no guarantee that the Advisor will correctly forecast the future movements of interest rates, indices or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of a Fund’s underlying portfolio investments. Swaps may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. However, in recent years the swaps market has become increasingly liquid, and central clearing and the trading of cleared swaps on public facilities are intended to further increase liquidity. Nevertheless, certain swaps may be subject to the Fund’s limitations on illiquid investments.

Swaps are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Funds are subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. While the Funds use only counterparties that meet the credit quality standards established by the Advisor, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and
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may involve additional risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

Swaps that are subject to mandatory clearing are also required to be traded on SEFs, if any SEF makes the swap available to trade. An SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Contracts for Differences

The Funds may enter into contracts for differences. Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. A Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. A Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

Hybrid Instruments

A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of a currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the
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redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Synthetic Securities

Incidental to other transactions in fixed income securities and/or for investment purposes, the GPS II Funds also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities that approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). The GPS II Funds also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security that approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

Loan Based Derivatives

The Funds may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which a Fund is exposed, such investments entail additional risks, such as those discussed below, that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

Changing Regulation of Derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Funds can enter, and Funds that invest in derivatives in excess of a limited specified exposure threshold are required to establish and maintain a derivatives risk management program and appoint a derivatives risk manager.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as additional limits on Fund leverage, speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, may increase the costs of such transactions, and could adversely affect a Fund’s ability to achieve its investment objective.

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The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund's ability to enter into desired derivative transactions. New requirements, even if not directly applicable to the Funds, may increase the cost of a Fund’s investments and cost of doing business.

Commodity Pool Operator Exclusions

With Respect to Funds other than the Managed Futures Strategy Fund
The Advisor has claimed an exclusion from the definition of commodity pool operator under the CEA and the rules of the CFTC with respect to the Funds, other than the Managed Futures Strategy Fund. The Funds for which such exclusion has been claimed are referred to herein as the "Excluded Funds." The Advisor is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Excluded Funds. The Excluded Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. In addition, the Advisor is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC.

The terms of the commodity pool operator exclusion require the Excluded Funds, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards, as further described above. Because the Advisor and the Excluded Funds intend to comply with the terms of the commodity pool operator exclusion, one or more of the Excluded Funds may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Excluded Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Excluded Funds, their investment strategies or Prospectus, or this SAI.

Generally, the exclusion from commodity pool operator regulation on which the Advisor relies requires each Excluded Funds to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Excluded Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Excluded Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Excluded Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Excluded Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, an Excluded Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Excluded Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a commodity pool operator, and the Advisor would be subject to registration and regulation as a commodity pool operator with respect to that Fund, in accordance with CFTC rules that apply to commodity pool operators of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.

With Respect to the Managed Futures Strategy Fund
The Advisor is registered as a commodity pool operator under the CEA and the rules of the CFTC and, with respect to the Managed Futures Strategy Fund and its Subsidiary (together, "Non-Excluded Fund"), is subject to regulation as a commodity pool operator under the CEA. The Advisor is also a member of the NFA and is subject to certain NFA rules and bylaws as they apply to commodity pool operators of registered investment companies. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Non-Excluded Fund as a result of the Advisor's registration as a commodity pool operator.

Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the commodity pool operator of the Non-Excluded Fund, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. As the Non-Excluded Fund is operated subject to CFTC
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regulation, the Fund may incur additional compliance and related expenses. The CFTC has neither reviewed nor approved the Funds, their investment strategies or the Prospectus, or this SAI.

Commodities and Commodity-Linked Instruments

Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. The Managed Futures Strategy Fund and certain Underlying Funds may invest in commodities markets directly through investment in physical commodities, as well as indirectly through equity investments in commodity-related and natural resource-oriented industries involved in mining, exploration, energy transportation and related materials or support. The Managed Futures Strategy Fund and certain Underlying Funds may invest in “commodity-linked” or “commodity index-linked” investments such as commodity options contracts, futures contracts, options on futures contracts and commodity-linked notes and swap agreements. The Managed Futures Strategy Fund will invest in commodity-linked or commodity index-linked investments through the Subsidiary, discussed below under “Wholly Owned Subsidiary.” The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The value of a commodity-linked investment is generally based upon the price movements of a physical commodity (such as oil, gas, gold, silver, other metals or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

Emerging Market Countries

The Emerging Markets Fund, Small/Mid Cap Core Fund, World ex-US Fund, Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may each invest in emerging market countries. The Funds consider emerging market countries to be those defined by the MSCI Emerging MarketsSM Index. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious currency exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. As such, government actions in the future could have a significant effect on economic conditions in developing countries. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Investments in emerging market countries may be subject to heightened risk of social, political, and economic instability. Securities of emerging markets issuers may experience relatively greater risks of illiquidity and price volatility due to smaller capital markets and/or low trading volumes. In addition, regulatory oversight of the securities markets may vary greatly across emerging markets. Market participants such as custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities relative to more developed markets. Legal remedies available to investors or other systems designed to ensure orderly enforcement of property interests such as bankruptcy may be more limited in emerging market countries than the remedies available in the United States, and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. There may be limited public information available regarding companies in emerging markets and the quality of financial reporting and disclosures may vary significantly. Differences in accounting and audit standards may make it difficult to determine the
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financial condition of an issuer. Emerging markets may also present the risk of delayed settlement and heightened risk of loss due to custody practices.

There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced corporate restructurings, expropriation or confiscatory taxation, imposition or enforcement of foreign investment limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have historically been, and may continue to be, adversely impacted by trade barriers and disputes, exchange controls, managed adjustments in relative currency values, and other protectionist measures. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.

Exchange-Traded Funds

The Funds may invest in shares of ETFs. An ETF is an investment company and typically is registered under the 1940 Act. Most ETFs hold a portfolio of investments designed to track the performance of a particular index; however, certain ETFs utilize active management of their investment portfolios. An ETF sells and redeems its shares at net asset value in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on one or more national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are non-registered investment companies that invest directly in securities, commodities or other assets (such as precious metals).

Investments in an ETF involve certain risks generally associated with investments in a broadly based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain investments in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of investments held. ETFs that invest in other assets, such as commodities, are subject to the risks associated with directly investing in those assets.

Because ETFs and pools that issue similar instruments bear various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Advisor may consider the expenses associated with an investment in determining whether to invest in an ETF. See the section “Investment Companies” below for information about investments in investment companies generally.

Exchange-Traded Notes (“ETNs”)

The Funds may invest in ETNs. ETNs are debt securities that are traded on an exchange (e.g., the New York Stock Exchange) whose returns are linked to the performance of a particular market benchmark or strategy. If a Fund holds an ETN to maturity, the issuer of the ETN will pay a Fund a cash amount that is linked to the performance of the corresponding index during the period beginning on the inception date and ending at maturity, less investor fees. ETNs generally do not make periodic coupon payments or provide principal protection. An ETN that is tied to a specific benchmark or strategy may not produce returns that replicate exactly the performance of its corresponding benchmark or strategy.

ETNs are subject to credit risk, including the credit risk of the issuer. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even when the underlying benchmark or strategy remains unchanged. An ETN may trade at a premium or discount to its benchmark or strategy. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying assets. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. Some ETNs that use leverage may have relatively decreased liquidity at times and, as a result, may
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be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage.

Foreign Securities

Each Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions. By investing the majority of their respective assets in investments that are tied economically to different countries throughout the world, the Emerging Markets Fund and the World ex-US Fund will be more susceptible to the additional risks of foreign investing than the other Funds, and as a result, the net asset value of such Funds may be more volatile, and have greater risks of loss than a domestic fund.

The Funds may invest in foreign securities directly, or through depositary receipts, such as American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in these types of securities, as well as securities of foreign issuers, involve certain risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors. The economies of foreign countries may differ favorably or unfavorably from the
U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Actions by these governments could include imposing restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of the countries’ trading partners. Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. Such changes will also affect a Fund’s investments in depositary receipts.

Taxes. The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and the amount that may ultimately be available for distribution to the Fund’s shareholders. See the section entitled “Taxes” below.

Funding Agreements

The Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest, which is based on an index. The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs may be classified as illiquid investments. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with debt instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Industrial Development Bonds

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may each invest in industrial development bonds, a type of Municipal Security. Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities.
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Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the privately or publicly owned entities to locate within their communities. Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds. The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities. These bonds will be considered Municipal Securities eligible for purchase by a Fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Trusts and/or the Advisor, is exempt from federal income tax. The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may each invest in industrial development bonds (including pollution control revenue bonds) so long as they are not from the same facility or similar types of facilities or projects.

Inflation-Linked and Inflation-Indexed Securities

Certain Funds may invest in inflation-linked bonds. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period a Fund holds inflation-linked securities, a Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Obligations” below for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Investment Companies

The Funds may invest in other investment companies, including ETFs as discussed above. Investment companies are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and a Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of a Fund. Despite the possibility of greater fees and expenses, the Advisor will invest if it believes investment in other investment companies provides attractive return opportunities. In addition, it may be more efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Investments in Banks

Certain Funds may invest in certificates of deposit (certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time), time deposits (non-negotiable deposits maintained in a bank for a specified period of time up to seven days at a stated interest rate), bankers’ acceptances (credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer) and other securities and instruments issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks.
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The Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund also may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks (“Eurodollar” obligations) and domestic branches of foreign banks (“Yankee dollar” obligations).

Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers, (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions, such as exchange controls, may be adopted, which might adversely affect the payment of principal and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in securing or enforcing a judgment against a foreign issuer, and (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. government agencies or instrumentalities.

Master Limited Partnerships (“MLPs”)

Certain Funds and certain Underlying Funds may invest in MLPs. An MLP is a limited partnership, the interests of which are publicly traded on an exchange or in the OTC market. Many MLPs operate pipelines that transport commodities such as crude oil, natural gas and petroleum. The income of such MLPs correlates to the volume of the commodities transported, not their price.

Although investors in an MLP normally would not be liable for debts of the MLP beyond the amount of their investment, they may not be shielded from liability to the same extent as shareholders of a corporation.

Interests in an MLP may be less liquid investments than other publicly traded securities and involve additional risks related to: limited control and voting rights, potential conflicts of interest between the MLP and the MLP’s general partner, dilution of the Fund’s interest in the MLP and the general partner’s right to require a Fund to sell its interest in the MLP at an undesirable time or price. An investment in an MLP is also subject to interest rate risk, commodity risk and regulatory risk.

An investment in an MLP is also subject to tax risk. MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. A change in current tax law or the underlying business mix of an MLP could result in the MLP being treated as a corporation for U.S. federal income tax purposes, in which case the MLP would be required to pay U.S. federal income tax on its taxable income. Taxation of an MLP in which a Fund invests would result in a reduction of the value of the Fund’s investment in the MLP and, consequently, your investment in the Fund. Additionally, a Fund must derive at least 90% of its gross income from qualifying sources to qualify as a RIC. Income derived by a Fund from a partnership that is not a qualified publicly traded partnership as defined in the Code will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

MLPs taxed as partnerships have historically made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be treated as income to a Fund in that tax year but rather would be treated as a return of capital for U.S. federal income tax purposes to the extent of the Fund’s basis in the MLP units (but not below zero). Any such return of capital distributions would reduce the Fund’s basis in the MLP units, which may increase the amount of the Fund’s gain upon a sale of such MLP units.

If a Fund distributes a portion or all of such excess cash that is not supported by other income, the distribution will be treated as a return of capital to shareholders. Although return of capital distributions are not taxable, such distributions would reduce the basis of a shareholder’s shares (but not below zero) and therefore may increase a shareholder’s tax liability upon a sale of such shares. The tax characterization of a Fund’s distributions made in a taxable year cannot
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finally be determined until at or after the end of the year. Dividend distributions that are attributable to a Fund’s investment in MLPs generally will not be eligible for the reduced tax rate applicable to qualified dividends.

Certain MLP investments made by a Fund may result in investors being required to either request extensions to file their tax returns or file amended returns. Where a Fund invests in MLPs taxed as partnerships, a Fund will typically not receive its “K-1” tax statements from the MLPs until after January 31st, the date on which the Fund is required to mail its own “1099s” to shareholders. The K-1 may indicate that a Fund has miscalculated its own taxable income on the tax return it is required to file as a result of mischaracterizing the tax character of the MLP distributions it received. If so, the Fund will send shareholders a corrected 1099, and this may require shareholders to file amended personal tax returns.

Mortgage-Backed Securities

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may purchase mortgage-backed securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may also purchase debt securities which are secured with collateral consisting of mortgage-backed securities (“Collateralized Mortgage Obligations”) and in other types of mortgage-related securities. Mortgage-backed securities may be issued or guaranteed by U.S. government entities, such as the Government National Mortgage Association (“GNMA”), or by private lenders.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not “full faith and credit” obligations. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of a Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.
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However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof are generally considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund’s quality standards.

Certain Funds may invest in credit risk transfer mortgaged-backed securities sponsored by Fannie Mae® (Connecticut Avenue Securities) and Freddie Mac® (Structured Agency Credit Risk debt notes), among others. These securities can be in the form of notes issued by or structured products sponsored by Fannie Mae or Freddie Mac and have payments of interest and repayment of principal that are conditional, based on the default performance of a reference pool. While their cash flows mimic those of other securitized assets, these securities are not backed or secured by those mortgage loans. Connecticut Avenue Securities sponsored by Fannie Mae and Structured Agency Credit Risk debt notes sponsored by Freddie Mac carry no guarantee whatsoever and the Fund would bear the risk of default associated with these securities.

Under the FHFA's “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac started issuing uniform mortgage-backed securities (“UMBS”) in place of their separate offerings of TBA-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

Mortgage Dollar Rolls

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Municipal Bond Insurance

Certain Municipal Securities may be covered by insurance. The insurance guarantees the timely payment of principal at maturity and interest on such securities. These insured Municipal Securities are either covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (“Issuer-Obtained Insurance”), or insured under master insurance policies issued by municipal bond insurers, which may be purchased by a Fund (the “Policies”).

A Fund will require or obtain municipal bond insurance when purchasing Municipal Securities that would not otherwise meet the Fund’s quality standards. A Fund may also require or obtain municipal bond insurance when purchasing or holding specific Municipal Securities if, in the opinion of the Advisor, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities. The Advisor anticipates that each Fund may have investments in insured Municipal Securities.

Issuer-Obtained Insurance Policies are non-cancelable and continue in force as long as the Municipal Securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by a Fund.
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A Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain Municipal Securities only during the period in which they are in a Fund’s portfolio. In the event that a Municipal Security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing at the time of sale. The other type of Policy covers Municipal Securities not only while they remain in the Fund’s portfolio, but also until their final maturity, even if they are sold out of the Fund’s portfolio. This type of Policy allows the securities to have coverage that benefits all subsequent holders of those Municipal Securities. A Fund will obtain insurance covering Municipal Securities until final maturity even after they are sold out of the Fund’s portfolio only if, in the judgment of the Advisor, the Fund would receive net proceeds from the sale of those securities. Net proceeds are calculated after deducting the cost of the permanent insurance and related fees. Also, the proceeds received must be significantly more than the proceeds the Fund would have received if the Municipal Securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

A Fund may purchase Policies from any municipal bond insurer that is rated in the highest rating category by a NRSRO. Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims. The claims must be equal to the payment of principal and interest on those Municipal Securities the Policy insures. The Policies will have the same general characteristics and features. A Municipal Security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured Municipal Security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by a Fund that such non-payment has occurred. The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the Fund.

Municipal Leases

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Municipal charters or the nature of the appropriation for the lease may limit lease obligations. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

Because municipal leases may be classified as illiquid, the Advisor must carefully examine the liquidity of the lease before investing. The Advisor typically considers: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property if the lease was terminated; the lessee’s general credit strength; the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Municipal Securities

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may also invest in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax (“Municipal Securities”).

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Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, and water and sewer works. They may also be issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other public institutions and facilities. Municipal Securities include industrial development bonds issued by, or on behalf of, public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of the bond’s principal and interest. Interest on, and principal of, revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of, or charge against, the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds. The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund each may invest in, but such investments are not limited to, the following types of Municipal Securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities or other investments); and general obligation bonds secured by a municipality’s pledge of taxation. (2017 legislation, commonly known as the Tax Cuts and Jobs Act (“TCJA”), repealed the exclusion from gross income for interest paid on pre-refunded municipal bonds effective for such bonds issued after December 31, 2017.)

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund are not required to sell a Municipal Security if the security’s rating is reduced below the required minimum subsequent to the Fund’s purchase of the security. However, the Core Fixed Income Fund will consider this event in the determination of whether it should continue to hold the security in its portfolio. If ratings made by Moody’s, S&P®, or Fitch change because of changes in those organizations or in their rating systems, a Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund’s Prospectus.

Municipal Securities Risks

Municipal Securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost. (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of a Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due.

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the Fund’s portfolio. Investing in Municipal Securities that meet the Fund’s quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

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Pandemic Risk

Disease outbreaks that affect local economies or the global markets as a whole may materially and adversely impact the Funds and/or the Advisor’s or a sub-advisor's business. For example, uncertainties regarding the outbreak and subsequent global spread of the novel coronavirus (“COVID-19”) first detected in December 2019 have resulted in significant economic disruptions across global financial markets. These types of outbreaks can be expected to impair core business activities such as manufacturing, consumer spending, tourism, business conferences and workplace participation, among others. These disruptions could lead to periods of prolonged market instability including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. The Advisor and the sub-advisors have in place business continuity plans reasonably designed to ensure that they maintain normal business operations in the event of a significant disruption, and periodically test those plans. However, in the event of a pandemic or an outbreak, there can be no assurance that the Advisor, a sub-advisor, or the Funds’ service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons.

Participation Interests

The financial institutions from which a Fund may purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give a Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the Municipal Securities over the negotiated yield at which the participation interests were purchased by the Fund. By purchasing participation interests, a Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, the Advisor will consider the following quality factors: a high-quality underlying Municipal Security (of which a Fund takes possession); a high-quality issuer of the participation interest; or a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

Private Placements

The Funds may invest in securities that are purchased in private placements, which are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when the Advisor believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s net asset value.

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While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities” that cannot be sold to the public without registration under the Securities Act, the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act) or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid investments promptly at an acceptable price or without significant dilution to remaining investors’ interest. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of the Advisor may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and when other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Regional Focus

To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will have increased exposure to the risks affecting that specific geographic region. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. In addition, adverse economic events in a certain region can impact securities of issuers in other countries whose economies appear to be unrelated.

Investments in China

There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Hong Kong or Taiwan could be adversely affected by a deterioration in their respective political and economic relationships with China. The Chinese economy is heavily dependent on its large export sector and its economic growth may be adversely affected by trade disputes with key trading partners and escalating tariffs imposed on goods and services it produces. A national economic slowdown in the export sector may also affect companies that are not heavily dependent on exports. Companies that rely on imported products may experience increased costs of production or reduced profitability, which may harm consumers, investors and the domestic economy as a whole. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of Fund securities valued in US dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE
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through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

VIEs are common and are are well known to Chinese officials and regulators, but historically the VIE structure has not been formally recognized under Chinese law. There is uncertainty as to whether Chinese courts or arbitration bodies would enforce the contractual rights of foreign investors in a VIE structure and whether Chinese officials and regulators will reverse their acceptance of the VIE structure generally, or with respect to certain industries. Each of these potential events could cause significant and possibly permanent losses to the value of such investments.

Significant Geopolitical Events

Russian Invasion of Ukraine.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Sanctions and other similar measures could limit or prevent a Fund's ability to buy and sell securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of trades, and significantly impact a Fund's liquidity or performance.

Israel-Hamas War.

In October 2023, Hamas-led militant groups infiltrated Israel's southern border. In response, Israel declared war on Hamas and invaded the Gaza Strip. Events in Israel, Gaza, and the greater Middle East region are rapidly evolving, and the extent and duration of the Israel-Hamas war are impossible to predict. Current hostilities as well as the threat of future escalation may have a significant adverse effect on Israel's economy, including increased volatility in the share price of companies based in or with operations in Israel, local securities trading suspensions, local securities market closures (including for extended periods), a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by the war.

REITs

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations in addition to the fact that a mortgage REIT that is in its liquidation stage may return capital to investors when it is disadvantageous to do so. REITs are dependent upon the skills of their managers
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and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. In addition, REITS are subject to the possibilities of failing to qualify for tax- free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in a Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

To the extent a Fund invests in REITs, the Fund’s distributions may be taxable to investors as ordinary income because most REIT distributions come from mortgage interest and rents as opposed to long-term capital gains. Fund distributions taxable as ordinary income are taxed at higher ordinary income tax rates rather than the lower tax rates that apply to capital gains and qualified dividend income.

Repurchase and Reverse Repurchase Agreements

Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to a Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by a Fund in each repurchase agreement. The Advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker- dealers that the Advisor has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Funds may also each enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Advisor acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

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Restricted and Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, each Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment as defined under Rule 22e-4 is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include securities and other financial instruments that do not have a readily available market, repurchase agreements which have a maturity of longer than seven calendar days, certain Rule 144A Securities (as described below) and time deposits maturing in more than seven calendar days, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. Securities that have legal or contractual restrictions on resale but have a readily available market are generally not classified as illiquid investments for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. The Trusts have implemented a liquidity risk management program and related procedures pursuant to Rule 22e-4, which includes procedures to identify illiquid investments, and the Board has approved the designation of AssetMark to administer the Trusts’ liquidity risk management program and related procedures.

Securities which have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within the allowable time period. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act). Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act. To the extent that restricted or Rule 144A securities are classified as illiquid, they are subject to each Fund’s limit on investments in illiquid investments.

Liquidity classifications are made pursuant to the provisions of the Trusts’ liquidity risk management program.

The Advisor and/or a sub-advisor will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the Advisor and/or a sub-advisor determines that a Rule 144A security is no longer classified as liquid, the Advisor and/or a sub-advisor will review the Funds’ holdings of illiquid investments to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid investments. Investing in Rule 144A securities could increase the amount of a Fund’s investments in illiquid investments if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending

To generate additional income or to earn credits that offset expenses, each Fund may lend its portfolio securities to unaffiliated broker/dealers, financial institutions or other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral, marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned. The aggregate market value of securities lent by a Fund will not at any time exceed 33 1/3% of the total assets of the Fund. All relevant facts and circumstances, including the
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creditworthiness of the broker-dealer or institution, will be considered in making decisions with respect to the lending of securities subject to review by the Board.

The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be invested in one or more registered money market funds and/or unregistered, privately offered cash management vehicles that principally invest in high quality, short term debt obligations, such as securities of the U.S. government, its agencies or instrumentalities, instruments of U.S. and foreign banks, corporate debt obligations, municipal obligations, debt obligations of foreign governments, their agencies or instrumentalities, repurchase agreements, funding agreements, asset-backed securities, including asset-backed commercial paper, and money market funds. As a result of their securities lending activities, the Funds collectively may own a significant percentage of the interests of a cash management vehicle.

Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner. There also may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially. In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss. Securities lending may also result in the Fund being unable to vote shares in a proxy solicitation by the issuer of a loaned security and/or may cause the Fund to be ineligible to receive a distribution from the issuer of a loaned security.

The Funds are not obligated to engage in securities lending, and a Fund may discontinue its securities lending activities at any time.

Short Sales

Each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities. A Fund must borrow the security to deliver it to the buyer. A Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrues on the security during the loan period. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions and each Fund (other than the Managed Futures Strategy Fund) does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, each Fund also has the ability to make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time a Fund delivers the security to close the short position. A Fund receives the net proceeds from the short sale.

Smaller and Mid-Sized Companies/Capitalization Stock

The Funds may each invest in companies that have limited product lines, services, markets, or financial resources, or that are dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies or companies with larger capitalizations (“Large-Sized Companies”).

Historically, smaller companies and the stocks of companies with smaller or mid-sized capitalizations (“Small-Sized Companies”) have been more volatile in price than Large-Sized Companies. Among the reasons for the greater price volatility of these Small-Sized Company stocks are the less certain growth prospects of Small-Sized Companies, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of Small-Sized Companies to changing economic conditions and the fewer market makers and wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, Small-Sized Company stocks may, to a degree, fluctuate independently of Large-Sized Company stocks. Small- Sized Company stocks may decline in
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price as Large-Sized Company stocks rise, or rise in price as Large-Sized Company stocks decline. Investors should therefore expect that a Fund that invests primarily in Small-Sized Companies will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

Step-Coupon Securities

The Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

Stripped Securities

Each Fund has the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATs”)) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Structured Notes

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may invest in structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Supranational Entities

The Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section “Foreign Currency Transactions.”

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Temporary Investments

Under normal circumstances, each Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with such Fund’s investment objective(s) are not immediately available. Under these circumstances, each Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets. Cash equivalents include money market mutual funds, as well as investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. A Fund may also have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable. In addition, each Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor believes changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although each of the Funds may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of such Fund’s total assets at the time of purchase. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P®, Moody’s or a similar rating by another NRSRO. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund, as previously described.

Trust Preferred Securities

The Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may also purchase trust preferred securities, which have characteristics of both subordinated debt and preferred stock. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of a corporate parent. These securities generally have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions that afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities often have the right to defer interest payments for a period of time.

Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act or otherwise subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. If the parent company defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.

Underlying Pools

The Managed Futures Strategy Fund may invest a portion of its assets directly, or through its wholly owned and controlled Cayman Islands subsidiary (discussed below), in securities of limited partnerships, corporations, limited liability companies (including individual share classes therein) and other types of pooled investment vehicles (collectively, “Underlying Pools”). Many of these Underlying Pools invest in commodities.

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The Underlying Pools use a form of leverage often referred to as “notional funding,” meaning that the nominal trading level for an Underlying Pools will exceed the cash deposited in its trading accounts. The difference between the amount of cash deposited in the Underlying Pool’s trading account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Pools and may make the Underlying Pools subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Pool manager from making investments it considers optimal. In no circumstance will the assets of the Managed Futures Strategy Fund or its wholly owned subsidiary (discussed below) be available to meet the margin requirements of an Underlying Pool. Underlying Pools are typically offered privately and no public market for such securities will exist. However, shares of the Underlying Pools are redeemable at intervals of one week or less.

U.S. Government Obligations

Each Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills, which mainly differ only in their interest rates, maturities and time of issuance. The Funds may also each invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, Fannie Mae®, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and Resolution Trust Corp. Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. government, including the Federal Home Loan Banks, Fannie Mae®, and the Federal Home Loan Mortgage Corporation (“FHLMC’’ or “Freddie Mac®”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. government. As such, some or all of the mortgage default or credit risk associated with those securities are transferred to the investors. As a result, investors that hold these securities could lose some or all of their investment in these securities if the underlying mortgage defaults. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. government has, in the past, provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. government will always do so or would do so yet again.

Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure

In lieu of investing directly, the Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund, World ex-US Fund, Core Fixed Income Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund are authorized to seek to achieve their investment objective(s) by converting to a master/feeder fund structure pursuant to which each Fund would invest all of its investable assets in a corresponding investment company having substantially the same investment objective(s) and policies as the Fund.

The Funds’ methods of operation and shareholder services would not be materially affected by their investment in other investment companies (“Master Portfolios”) having substantially the same investment objective and policies as the corresponding Funds, except that the assets of the Funds may be managed as part of a larger pool. If the Funds invested all of their assets in corresponding Master Portfolios, they would hold only beneficial interests in the Master Portfolios; the Master Portfolios would directly invest in individual securities of other issuers. The Funds would otherwise continue their normal operation. The Board would retain the right to withdraw any Fund’s investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of shareholders; such Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

There is no immediate intention to convert the Funds to a master/feeder fund structure. The Board has authorized this non-fundamental investment policy to facilitate such a conversion in the event that the Board determines that such a conversion is in the best interest of the Funds’ shareholders. If the Board so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a master/feeder fund structure. Further, the Funds’
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Prospectus and SAI would be amended to reflect the implementation of the Funds’ conversion and their shareholders would be notified.

Variable Amount Master Demand Notes
The Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who have been rated in the highest short-term rating category by NRSROs, or which have been determined by the Advisor to be of comparable quality. The interest rate on a variable amount master demand note is periodically adjusted according to a prescribed formula. Although currently there is no established secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business days or seven calendar days.

Variable and Floating Rate Instruments

The Funds may purchase variable- and floating‑rate instruments (including bank loans, which are discussed in the section “Bank Loans, Loan Participations and Assignments” above). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating‑rate debt instruments, or “inverse floaters.” The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. Newly originated variable rate securities (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.

Variable Rate or Floating Rate Municipal Securities

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may purchase Municipal Securities with variable or floating interest rates. Variable or floating interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days) and floating interest rates are adjusted whenever a benchmark rate changes. Many variable or floating rate Municipal Securities are subject to payment of principal on demand by a Fund, usually in not more than seven days. If a variable or floating rate Municipal Security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor believes the security cannot be sold within seven days, the security may be classified as illiquid. As such, a Fund’s investment limitation on illiquid investments may be implicated. All variable or floating rate Municipal Securities will meet the respective Fund’s quality standards.

Variable and floating interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed income obligations. Many Municipal Securities with variable or floating interest rates purchased by the Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund are subject to repayment of principal (usually within seven days) on the demand of each Fund. The terms of these variable or floating rate demand instruments require payment of principal and
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accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Warrants

Each of the Funds has the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security. Under normal circumstances, no more than 5% of each Fund’s net assets will be invested in warrants. This 5% limit includes warrants that are not listed on any stock exchange. Warrants acquired by the World ex-US Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund in units or attached to securities are not subject to these limits.

When-Issued Purchases, Delayed Delivery and Forward Commitments

Each Fund may purchase or sell particular securities with payment and delivery taking place at a later date. A Fund’s forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the delivery of the securities takes place.

If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases, a Fund may realize a capital gain or loss.

When a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or failing to receive a cumulative profit on the trade.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

The Core Fixed Income Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may also engage in shorting of when-issued, delayed delivery securities (TBAs). When a Fund enters into a short sale of a TBA security it effectively agrees to sell a security it does not own at a future price and date. Although most TBA short sales transactions are closed prior to any requirement to deliver the security sold short, if the Fund does not close the position, the Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money. A Fund may not always be able to purchase securities to close out the short
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position at a particular time or at an attractive price. The Funds may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities may result in a form of leverage which could increase the volatility of a Fund’s returns. The Core Fixed Income Fund may also engage in short sales of TBA securities when it contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If a Fund sells securities in this manner, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.

Wholly Owned Subsidiary

The Managed Futures Strategy Fund may gain exposure to certain strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Code by investing up to 25% of its assets through a wholly owned and controlled subsidiary (the “Subsidiary”).

The Subsidiary will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could affect the inability of the Fund and/or Subsidiary to operate as described herein and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Furthermore, because the Subsidiary is a controlled foreign corporation, any income received from its investments in underlying pooled investment vehicles may be taxed to the Fund at less favorable rates than capital gains. Additionally, the IRS has issued a number of private letter rulings to mutual funds, which indicate that income from a fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

To the extent the Fund invests through the Subsidiary, the Fund will comply with the provisions of the 1940 Act governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary.

Underlying Funds that Invest in Whole Loans

The Income Fund and the Growth and Income Fund may invest in Underlying Funds that are not registered under the 1940 Act (i.e., “private funds”) that provide exposure to pools of whole loans. The private funds in which the Fund may invest are expected to be offered pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act, Rule 506 thereunder and applicable state securities laws. Such companies are also expected to be relying on Section 3(c)(1) or 3(c)(7) under the 1940 Act for an exemption from registration as investment companies under such Act. By investing in the Funds, you will indirectly bear fees and expenses of the Underlying Funds in which it invests. Certain Underlying Funds in which the Funds may invest are private funds that charge, in addition to a base management fee, a performance-based fee calculated as a percentage of the Underlying Fund’s income, capital gains and/or appreciation.

As a general matter, the whole loans to which the Funds expect to invest indirectly through the Underlying Funds are unsecured obligations of the borrowers and are not secured by any collateral, not guaranteed or insured by any third-party and not backed by any governmental authority in any way. In some instances, whole loans may be secured (generally in the case of loans to businesses and real estate loans). For example, real estate loans may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. Even in these instances, there can be no assurance that any collateral pledged to secure a loan can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loans. Individual loans are not rated by the NRSROs and may constitute a high-risk and speculative investment.
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Unsecured and have speculative characteristics and therefore may be high risk, including a heightened risk of nonpayment of interest or repayment of principal. The Funds may also invest in loans or other securities that are rated below investment grade or, if not rated, are considered to be below investment grade by the Advisor. Below investment grade securities are commonly referred to as “junk bonds” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

Underlying Fund Investments in Marketplace Loans

Certain Underlying Funds in which the Income Fund and the Growth and Income Fund may invest are private funds that provide exposure to whole loans sourced through peer-to-peer or marketplace lending platforms (“marketplace loans”). There are several different models of marketplace lending platforms, but generally, a platform typically matches consumers, small or medium-sized businesses or other types of borrowers with investors that are interested in gaining investment exposure to the loans made to such borrowers. Prospective borrowers are usually required to provide or give access to certain financial information to the platform, such as the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status, and, in the case of small business loans, business financial statements and personal credit information regarding any guarantor, some of which information is made available to prospective lenders. Often, platforms charge fees to borrowers to cover these screening and administrative costs. Based on this and other relevant supplemental information, the platform usually assigns its own credit rating to the borrower and sets the interest rate for the requested borrowing. Platforms then post the borrowing requests online and investors may choose among the loans, based on the interest rates the loans are expected to yield less any servicing or origination fees charged by the platform or others involved in the lending arrangement, the background data provided on the borrowers and the credit rating assigned by the platform. In some cases, a platform partners with a bank to originate a loan to a borrower, after which the bank sells the loan to the platform or directly to the investor; alternatively, some platforms may originate loans themselves. Some investors may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, such investors are dependent on the platforms’ ability to collect, verify and provide information about each loan and borrower.

When an Underlying Fund invests in marketplace loans, it typically purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform or its affiliate. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors, less any servicing fees assessed against the Underlying Fund, and the servicing entity typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. Where a platform or its affiliate acts as the loan servicer, there is typically a backup servicer in place in case that platform or affiliate ceases or fails to perform these servicing functions. The Underlying Fund, as an investor in a marketplace loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be able to recover any deficiency from the platform, except under very narrow circumstances, which may include fraud by the borrower in some cases. Marketplace loans may be secured or unsecured. They are not rated by the NRSROs and may constitute a high-risk and speculative investment.

Default Risk. If a borrower is unable or fails to make payments on a loan for any reason, an Underlying Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Underlying Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. If an Underlying Fund were unable to recover unpaid principal or interest due, this would cause the Underlying Fund’s net asset value to decrease, resulting in a loss to the Fund.

Marketplace lending platforms may not limit borrowers from incurring additional debt. If a borrower incurs additional debt obligations after obtaining a loan through an marketplace lending platform, the borrower’s creditworthiness may diminish and any additional obligations could cause the borrower to experience financial distress, insolvency or bankruptcy, all of which would impair the borrower’s ability to repay its loan. Furthermore, the ability of secured creditors to pursue remedies against the collateral of the borrower may impair the borrower’s ability to repay its unsecured loan or it may impair the platform’s or loan servicer’s ability to collect on the loan upon default. Default rates on loans obtained through marketplace lending platforms may be adversely affected by a number, such as economic
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downturns or general economic or political conditions, including prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the various currencies, energy prices, changes in consumer spending, the number of personal bankruptcies, insolvencies, disruptions in the credit markets, the borrower’s personal circumstances and other factors.

The default history for alternative lending borrowing arrangements is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. The credit profile and interest rates available to certain borrowers who seek credit through marketplace lending platforms may result in a higher rate of default for alternative lending related securities as compared with the debt instruments associated with more traditional lending models, such as banks.

Platform Risk. An Underlying Fund will receive payments on loans only if the platform or third-party service provider servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Underlying Fund. If a borrower is unable or fails to make payments on a loan for any reason, an Underlying Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) an Underlying Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

An Underlying Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. An Underlying Fund generally will not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Underlying Fund, which the Underlying Fund observes directly as payments are received. Underlying Funds may not be permitted to review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, Underlying Funds are dependent on the platforms’ ability to collect, verify and provide information about each loan and borrower.

Underlying Funds rely on the borrower credit information provided by platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, an Underlying Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. Underlying Funds typically do not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Underlying Funds, and are not able to independently confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. As a result, Underlying Funds may make investments based on outdated, inaccurate or incomplete information. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on an Underlying Fund’s performance, which would in turn have a negative impact on the Fund’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of an Underlying Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of an Underlying Fund to invest in loans originated by that platform, and therefore the Underlying Fund could lose some or all of the benefit of its diligence effort with respect to that platform.

An Underlying Fund’s investments could be adversely impacted if a platform that services the Underlying Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In order to mitigate this risk, an Underlying Fund would likely seek to rely on a backup servicer provided through the platform or through an unaffiliated backup servicer. To the extent that it is not possible to collect on defaulted loans or to the extent borrowers prepay loans, a platform that services loans may no longer be able to collect a servicing fee, which would negatively impact its business operations. These or other similar negative events could adversely affect the platforms’ businesses and/or investor participation in a platform’s marketplace and, in turn, the business of the platforms, which creates a risk of loss for the Underlying Fund’s investments in securities issued by a platform or derivatives thereon.
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Platforms may have a higher risk profile than companies engaged in lines of business with a longer, more established operating history and such investments should be viewed as longer-term investments. They have met with and will continue to meet with challenges, including navigating evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platforms; effectively maintaining and scaling financial and risk management controls and procedures; maintaining the security of the platform and the confidentiality of the information provided and utilized across the platform; and attracting, integrating and retaining an appropriate number of qualified employees. If platforms are not successful in addressing these issues, the platforms’ businesses and their results of operations may be harmed, which may reduce the possible available investments for an Underlying Fund or negatively impact the value of the Underlying Fund’s investments in platforms or in alternative lending-related securities more generally.

Platforms may rely on debt facilities and other forms of borrowing in order to finance many of the borrower loans they facilitate. However, these financing sources may become unavailable after their current maturity dates or the terms may become less favorable to the borrowing platforms. As the volume of loans that a platform facilitates increases, the platform may need to expand its borrowing capacity on its existing debt arrangements or may need to seek new sources of capital. Platforms may also default on or breach their existing debt agreements, which could diminish or eliminate their access to funding at all or on terms acceptable to the platforms. Such events could cause an Underlying Fund to incur losses on its investments that are dependent upon the performance of the platforms, which would in turn cause the Funds to incur losses on their investments in the Underlying Funds.

Servicer Risk. Loans originated by marketplace lending platforms are typically serviced by that platform or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due on an Underlying Fund’s investments. If a servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that an Underlying Fund’s investments could be recharacterized as a secured loan from the Underlying Fund to the platform, which could result in uncertainty, costs and delays from having the Underlying Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Underlying Fund.

Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held directly or indirectly by an Underlying Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or an Underlying Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan, which would in turn impact the value of the Fund’s investment in the Underlying Fund.

In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held directly or indirectly by an Underlying Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan and the value of the Fund’s investment in the Underlying Fund.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities

The Core Fixed Income Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Managed Futures Strategy Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund may each invest in zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities, which are securities that make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return
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determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment. Because such securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

To the extent a Fund invests in original issue discount instruments, such as those described above, shareholders will be exposed to certain risks associated with income from such instruments being included in a Fund’s taxable and accounting income prior to a corresponding receipt of cash. Such risks include the following:
•Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.
•Original issue discount instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower and a Fund about the borrower’s future ability to pay.
•    Because original issue discount income is accrued by a Fund without any cash being received by the Fund, required cash distributions, so that a Fund can maintain its status as a regulated investment company, may have to be paid from the sale of a Fund’s portfolio securities. A Fund could have difficulty meeting such annual distribution requirement necessary to obtain and maintain its regulated investment company tax status under the Code. If a Fund is not able to obtain cash from other sources, and chooses not to make required distributions, the Fund may fail to qualify as a regulated investment company and become subject to federal income tax at the Fund level. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate (at the Fund level) without any deduction for dividends paid to shareholders, and the dividends paid by the Fund would be taxable to shareholders as dividends (possibly as qualified dividend income) to the extent of the Fund’s current or accumulated earnings and profits.
•    In the case of PIK “toggle” debt, the PIK election has the effect of increasing investment income, thus increasing the potential for increasing the assets under management, thus increasing future management fees.

Disclosure of Portfolio Holdings

The Board has adopted a policy and procedures relating to the disclosure of the Funds’ portfolio holdings information (the “Policy”). Generally, the Policy restricts the disclosure of portfolio holdings data to certain persons or entities, under certain conditions. In all cases, the Trusts’ Chief Compliance Officer (or designee) is responsible for authorizing the disclosure of a Fund’s portfolio holdings, and for monitoring that the Funds do not accept compensation or consideration of any sort in return for the preferential release of portfolio holdings information. Any such disclosure is made only if consistent with the general anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Funds.

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The Trusts’ Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings information and ensuring that any such disclosures are made in accordance with the Policy. The Board has, through the adoption of the Policy, delegated the monitoring of the disclosure of portfolio holdings information to the Advisor’s compliance staff. The Board reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the shareholders and to address any conflicts between the shareholders of the Funds and those of the Advisor or any other affiliate of the Funds.

In accordance with the Policy, each Fund will disclose its portfolio holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund’s portfolio holdings with the SEC semi-annually on Form N-CSR and as an exhibit to its filings on Form N-PORT. These filings are available to the public through the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov. The Funds also post their respective portfolio holdings on their website at www.AssetMark.com/info/funds, subject to a month’s lag, on approximately the first business day following the calendar month end. The Trusts’ Chief Compliance Officer (or designee) will conduct periodic reviews of compliance with the procedures established by the Policy.

The Policy also provides that a Fund’s portfolio holdings information may be released to selected third parties only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement.

Under the Policy, the Funds also may share their portfolio holdings information with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Funds’ custodian, administrator, proxy voting vendor, consultants, liquidity classification agent, legal counsel and independent registered public accounting firm as well as ratings agencies. The Trusts’ service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract. In addition, because certain Funds are managed using a multi-advisor approach, the Advisor may, from time to time, add or replace sub-advisors to those Funds. In these instances, a Fund’s portfolio holdings may be disclosed in advance (typically 10-20 days) to the incoming sub-advisor to allow the sub-advisor to implement as streamlined a transition as possible. In addition, the Funds may provide portfolio holdings to transition managers, such as Abel/Noser.

Management of the Funds

Board of Trustees
The management and affairs of the Funds are overseen by the Board. The Board consists of four individuals, three of whom are not “interested persons” of the Trusts, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds. The current Trustees and officers of the Trusts and their years of birth are listed below with their addresses, present positions with the Trusts, term of office with the Trusts and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trustee Positions held by Trustee During the Past 5 Years or Longer
Independent Trustees
David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	15	Trustee, Savos Investments Trust, ("Savos"),(2015-2022).
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Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trustee Positions held by Trustee During the Past 5 Years or Longer
Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005). .	15	Trustee, Savos (2015-2022).
Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999- present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	15
Trustee, Savos (2015-2022);
Director, Blue
Calypso, Inc. (2015-2019);
Director, Owens Realty
Mortgage Inc. (2013-2019);
Director, Cambria ETF Series Trust (2013-present);
Director, Wells Fargo GAI
Hedge Funds (2008-2019); Director, First Guarantee Mortgage
Corporation (2021-
2022).

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Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trustee Positions held by Trustee During the Past 5 Years or Longer
Interested Trustee
Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2008-present) and GPS Funds II (2011-present); President, Savos (2008-2022); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage®, LLC (2014-present).	15
Trustee, Savos
(2008-2022); Director and Chairperson,
AssetMark Trust Co. (2008-present); Director, AssetMark, Inc. (2013-present); Treasurer, Acalanes Booster Club (2017- 2019); Director
Rheumatology
Research Foundation
(2021-present).

Officers of the Trust**
John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II (2013-present), and Savos (2013-2022); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2012-2013); Senior Compliance Officer, AssetMark (2011-2012); Chief
Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer,
			Cliffwood Partners LLC (2004-2009).	N/A	N/A
Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Vice President and Treasurer	Renewed 1-Year Term since 2014	Vice President and Treasurer, GPS Funds I, GPS Funds II (2014- present), and Savos (2014-2022); Director of Mutual Fund Operations and Finance, AssetMark (2016-present); Manager of Fund Administration, AssetMark (2014-2016); Senior Fund Administration Officer, AssetMark (2008-2014).	N/A	N/A
Jennifer Diedenhofen Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Secretary	1-Year Term since May 2024	Secretary, GPS Funds I and GPS Funds II (2024-present), Director of Derivatives
Compliance and Fund Administration, AssetMark (2022-present), Manager, Compliance and Fund Administration, AssetMark (2018-2022), Senior Compliance Officer,
			AssetMark (2018).	N/A	N/A
*    Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark and certain of its affiliates.
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** Each Officer of the Trusts serves at the pleasure of the Board.

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees

The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trusts, including, among other things, approving the investment objectives, policies and procedures for the Funds. The Trusts enter into agreements with various entities to manage the day-to-day operations of the Funds, including the Advisor, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving the agreements between these service providers and the Trusts, approving agreements between the Advisor and any sub-advisors, and exercising general service provider oversight.

Leadership Structure and the Board of Trustees. The Board is currently composed of three Independent Trustees and one Trustee who is affiliated with the Advisor, Ms. Hansen. The Board has appointed Ms. Hansen to serve in the role of Chairperson. Ms. Hansen is the Executive Vice President and Chief Operating Officer of the Advisor. The Independent Trustees have designated Mr. Dunford as the Lead Independent Trustee. The Lead Independent Trustee participates in the preparation of agendas for the Board meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trusts’ officers, other Trustees, the Advisor, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the Board from time to time. The Board’s leadership structure also allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s informed and independent judgment. The Board’s leadership structure permits important roles for the Executive Vice President and Chief Operating Officer of the Advisor, who serves as Chairperson of the Trusts and oversees the Advisor’s day-to-day management of the Funds. In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating and Governance Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on governance, contract review and other matters. Except for any duties specified in each Trust’s Declaration of Trust or By-laws, the designation of Chairperson, Lead Independent Trustee or Chairperson of a Committee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Oversight of Risk. The Board oversees risk as part of its general oversight of the Funds. The Funds are subject to a number of risks, including investment, liquidity, derivatives, compliance, financial, operational and valuation risks. The Funds’ officers, the Advisor and other Fund service providers perform risk management as part of the day-to-day operations of the Funds. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. The Board recognizes that it is not possible to identify all risks that may affect the Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from the Trusts’ Chief Compliance Officer and Advisor personnel regarding Fund performance, risk exposures, compliance and operations; (2) quarterly meetings by the Independent Trustees in executive session with the Trusts’ Chief Compliance Officer, including reports on compliance and risk management processes used by the Advisor; (3) periodic meetings with investment personnel to review investment strategies, techniques and the processes used to manage risks; (4) reviewing and approving, as applicable, the compliance policies and procedures of the Trusts, the Advisor and any sub-advisors; (5) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from Fund officers and the independent registered public accounting firm on financial, valuation and operational matters; and (6) on an annual basis, receiving and reviewing a written report from the Advisor that addresses the operation, adequacy and effectiveness of the Trusts’ liquidity and derivatives risk management programs. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Board has two standing committees, as described below:

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Audit Committee. The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trusts. In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (1) oversee the Trusts’ accounting and financial reporting policies and practices, internal control over the Trusts’ financial reporting and, as appropriate, the internal control over financial reporting of service providers; (2) to oversee the quality and objectivity of the Trusts’ financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trusts’ independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trusts’ independent registered public accounting firm; and (4) to act as a liaison between the Trusts’ independent auditors and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually. The Audit Committee is comprised of all of the Independent Trustees. Mr. Schmal is the Chairman of the Audit Committee. During the fiscal year ended March 31, 2024, the Audit Committee met four times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for: (1) seeking and reviewing candidates for consideration as nominees to serve as Trustees, as is considered necessary from time to time; (2) making recommendations to the Board regarding the composition of the Board and its committees; (3) coordinating the process to assess Board effectiveness, including the agenda setting process and related matters; and (4) developing and implementing governance policies. The Nominating and Governance Committee is comprised of all of the Independent Trustees. Mr. Feinberg is the Chairman of the Nominating and Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trusts, including biographical information and qualifications of the proposed nominee. The Nominating and Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Nominating and Governance Committee meets as often as necessary or appropriate to discharge its functions, and reports its actions and recommendations to the Board on a regular basis. During the fiscal year ended March 31, 2024, the Nominating and Governance Committee met four times.

Trustees’ Qualifications and Experience. The governing documents for the Trusts do not set forth any specific qualifications to serve as a Trustee. The charter of the Nominating and Governance Committee also does not set forth any specific qualifications. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with the Advisor and other service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. Set forth below is a summary of the specific qualifications and experiences of each Trustee that support the conclusion that each individual is qualified to serve as a Trustee. As noted above, a majority of the Board are Independent Trustees. Additional details regarding the background of each Trustee is included in the chart earlier in this section.

David M. Dunford. Mr. Dunford has served as a Trustee of GPS Funds II since it was created in 2011 and as a Trustee of GPS Funds I since 2013. Mr. Dunford serves as the Lead Independent Trustee. He served as a Trustee of Savos Investments Trust from 2015 to 2022. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Dunford has more than 30 years of investment experience in the insurance and investment management industries, including serving as chief investment officer. Mr. Dunford also served on the board of a bank and in public office. He previously served as a delegate of the Barnstable County (Massachusetts) Assembly of Delegates.

Paul S. Feinberg. Mr. Feinberg has served as a Trustee of GPS Funds II since it was created in 2011 and as a Trustee of GPS Funds I since 2013. He serves as the Chairman of the Nominating and Governance Committee. He served as a Trustee of Savos Investments Trust from 2015 to 2022. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Feinberg has more than 30 years of experience in leadership and legal positions in the insurance and investment management industries, including serving as executive vice president and general counsel of a financial services company providing services to the retirement plan marketplace. Mr. Feinberg also served as president of a mutual fund group.

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Dennis G. Schmal. Mr. Schmal has served as a Trustee of GPS Funds I since 2007, as a Trustee of GPS Funds II since 2013. He serves as the Chairman of the Audit Committee. He served as a Trustee of Savos Investments Trust from 2015 to 2022. Mr. Schmal has over 30 years of business/financial experience, including serving as a partner of an independent accounting firm, where his work included auditing the financial statements of public companies and financial institutions.

Carrie E. Hansen.  Ms. Hansen has served as President, Chairperson and Trustee of GPS Funds I and GPS Funds II since 2014, and as President, Chairperson and Trustee of Savos Investments Trust from 2014 to 2022. She has served in various executive roles with AssetMark and its predecessor companies, and has over 25 years of senior management and accounting experience.

Compensation

The Compensation Table below sets forth the total compensation paid to the Trustees of the AssetMark Mutual Funds complex, which includes the Trusts, before reimbursement of expenses, for the fiscal year ending March 31, 2024. As an Interested Trustee, Ms. Hansen receives no compensation from the Trusts for her service as a Trustee. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUSTS	PENSION RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FOR THE COMPLEX(1)
David M. Dunford	$137,500	$0	$0	$137,500
Paul S. Feinberg	$137,500	$0	$0	$137,500
Dennis G. Schmal	$137,500	$0	$0	$137,500
(1)The AssetMark Mutual Funds complex consists of GPS Funds I, which currently consists of 5 funds, and GPS Funds II, which currently consists of 10 funds. Trustee compensation has been allocated among GPS Funds I and GPS Funds II based on net assets of the Funds.

Trustees' Ownership of Fund Shares

As of December 31, 2023, no Independent Trustee beneficially owned equity securities in any of the Funds. The table below sets forth the dollar range of shares of the Funds owned by the Interested Trustee as of December 31, 2023 using the following ranges: none; $1-$10,000; $10,001 - $50,000; $50,001 - $100,000; and over $100,000.

Name of Trustee	Dollar Range of Equity Securities in GPS Funds I	Dollar Range of Equity Securities in GPS Funds II	Aggregate Dollar Range of Equity Securities in Fund Complex Overseen by Trustee
Carrie E. Hansen*	None	over $100,000	over $100,000
*shares beneficially owned are in the GuidePath® Managed Futures Strategy Fund only and no other fund.
Principal Holders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Note that a control person may possess the ability to control the outcome of matters submitted for shareholder vote of the Trusts. As of July 1, 2024, the officers and Trustees of the Trusts, as a group, owned less than 1% of the outstanding shares of each class of each Fund.

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The following table provides the name, address, and number of shares of each class owned by any person who owns of record or beneficially 5% or more of the outstanding shares of such class of a Fund as of July 1, 2024. To the best knowledge of the Funds, there were no control persons of any of the Funds as of July 1, 2024.
Principal Holders and Control Persons of the Large Cap Core Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	90.90%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	6.35%	Record
Principal Holders and Control Persons of the Emerging Markets Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	73.29%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	15.48%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105-1901	11.06%	Record
Principal Holders and Control Persons of the Small/Mid Cap Core Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	87.76%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	7.92%	Record
Principal Holders and Control Persons of the World ex-US Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	83.13%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	10.61%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105-1901	6.26%	Record
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Principal Holders and Control Persons of the Core Fixed Income Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	86.59%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	9.04%	Record
Principal Holders and Control Persons of the Growth Allocation Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	94.17%	Record
Principal Holders and Control Persons of the Conservative Allocation Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	95.33%	Record
Principal Holders and Control Persons of the Tactical Allocation Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	94.13%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	5.04%	Record
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Principal Holders and Control Persons of the Absolute Return Allocation Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	95.55%	Record
Principal Holders and Control Persons of the Multi-Asset Income Allocation Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	95.94%	Record
Principal Holders and Control Persons of the Flexible Income Allocation Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	90.34%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	9.04%	Record
Principal Holders and Control Persons of the Managed Futures Strategy Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	93.89%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	5.04%	Record
Principal Holders and Control Persons of the Conservative Income Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	91.26%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	8.21%	Record
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Principal Holders and Control Persons of the Income Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	89.65%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	9.79%	Record
Principal Holders and Control Persons of the Growth and Income Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of its Customers Attn: Mutual Funds Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	88.73%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-2052	10.69%	Record

Investment Advisor and Sub-Advisors

AssetMark, located at 1655 Grant Street, 10th Floor, Concord, California 94520, serves as the investment advisor to the Funds. AssetMark is registered as an investment advisor with the SEC. AssetMark is a wholly-owned indirect subsidiary of AssetMark Financial Holdings, Inc. In turn, AssetMark Financial Holdings, Inc. is an indirect subsidiary of Huatai Securities, Co., Ltd., the controlling shareholder. AssetMark Financial Holdings, Inc., is publicly listed on the New York Stock Exchange. On April 25, 2024, AssetMark Financial Holdings, Inc., the parent company of the Advisor, announced that it signed a definitive agreement pursuant to which Chicago-based private equity firm GTCR LLC will acquire a 100% interest in AssetMark Financial and its subsidiaries, including AssetMark (the “Transaction”). The Transaction is expected to close in the fourth quarter of 2024, subject to certain conditions and requisite regulatory approvals.

With respect to each of the Funds, the Advisor oversees the investment advisory services provided to the Funds. Pursuant to separate sub-advisory agreements with the Advisor, and under the supervision of the Advisor and the Board, a number of sub-advisors are responsible for the day-to-day investment management of the Funds.

Subject to Board review, the Advisor allocates and, when appropriate, reallocates the Funds’ assets among sub-advisors, monitors and evaluates sub-advisor performance, and oversees sub-advisor compliance with the Funds’ investment objectives, policies and restrictions. The Advisor has ultimate responsibility for the investment performance of the Funds pursuant to its responsibility to oversee the sub-advisors and recommend their hiring and/or replacement. Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses borne for a three-year period under specified conditions.

For the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, the following advisory fees were charged/paid to the Advisor:

Fund	Advisory Fee Charged	Fees Waived and/or Expenses Reimbursed	Recouped Fees and Expenses	Net Fees Paid to the Advisor
Large Cap Core Fund
Year Ended March 31, 2024	$2,940,930	$130,708	$0	$2,810,222
Year Ended March 31, 2023	$2,414,505	$0	$0	$2,414,505
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Year Ended March 31, 2022	$3,101,663	$0	$0	$3,101,663
Emerging Markets Fund
Year Ended March 31, 2024	$265,707	$240,534	$0	$25,173
Year Ended March 31, 2023	$303,578	$219,516	$0	$84,062
Year Ended March 31, 2022	$538,444	$0	$0	$538,444
Small/Mid Cap Core Fund
Year Ended March 31, 2024	$557,738	$34,247	$0	$523,491
Year Ended March 31, 2023	$553,065	$0	$0	$553,065
Year Ended March 31, 2022	$608,578	$0	$0	$608,578
World ex-US Fund
Year Ended March 31, 2024	$548,605	$159,152	$15,852	$405,305
Year Ended March 31, 2023	$499,720	$110,946	$10,557	$399,331
Year Ended March 31, 2022	$709,203	$155,025	$0	$554,178
Core Fixed Income Fund
Year Ended March 31, 2024	$661,766	$83,252	$0	$578,514
Year Ended March 31, 2023	$725,518	$80,939	$0	$644,579
Year Ended March 31, 2022	$785,783	$89,425	$6,296	$702,654
Growth Allocation Fund
Year Ended March 31, 2024	$2,593,425	$0	$0	$2,593,425
Year Ended March 31, 2023	$2,420,239	$0	$0	$2,420,239
Year Ended March 31, 2022	$2,922,725	$0	$0	$2,922,725
Conservative Allocation Fund
Year Ended March 31, 2024	$1,100,845	$789,830	$0	$311,015
Year Ended March 31, 2023	$1,084,258	$671,969	$0	$412,289
Year Ended March 31, 2022	$1,250,079	$812,082	$0	$437,997
Tactical Allocation Fund
Year Ended March 31, 2024	$1,860,837	$0	$0	$1,860,837
Year Ended March 31, 2023	$1,726,048	$0	$0	$1,726,048
Year Ended March 31, 2022	$1,768,743	$0	$0	$1,768,743
Absolute Return Allocation Fund
Year Ended March 31, 2024	$730,608	$476,285	$0	$254,323
Year Ended March 31, 2023	$1,125,924	$692,243	$0	$433,681
Year Ended March 31, 2022	$778,484	$312,450	$0	$466,034
Multi-Asset Income Allocation Fund
Year Ended March 31, 2024	$309,286	$0	$0	$309,286
Year Ended March 31, 2023	$331,962	$0	$0	$331,962
Year Ended March 31, 2022	$433,225	$0	$0	$433,225
Flexible Income Allocation Fund
Year Ended March 31, 2024	$686,879	$374,055	$0	$312,824
Year Ended March 31, 2023	$792,628	$308,528	$17,224	$501,324
Year Ended March 31, 2022	$798,403	$212,962	$9,226	$594,667
Managed Futures Strategy Fund
Year Ended March 31, 2024	$5,010,827	$0	$0	$5,010,827
Year Ended March 31, 2023	$4,574,211	$0	$0	$4,574,211
Year Ended March 31, 2022	$2,272,963	$0	$0	$2,272,963
Conservative Income Fund
Year Ended March 31, 2024	$63,783	$24,854	$2,710	$41,639
Year Ended March 31, 2023	$57,506	$31,182	$0	$26,324
Year Ended March 31, 2022	$49,111	$53,047	$0	$0
Income Fund
Year Ended March 31, 2024	$325,744	$2,578	$56,908	$380,074
Year Ended March 31, 2023	$247,542	$18,873	$7,197	$235,866
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Year Ended March 31, 2022	$196,649	$3,614	$51,419	$244,454
Growth and Income Fund
Year Ended March 31, 2024	$416,130	$4,874	$77,394	$488,650
Year Ended March 31, 2023	$451,330	$2,958	$57,714	$506,086
Year Ended March 31, 2022	$483,433	$43,413	$6,613	$446,633
As of March 31, 2024, the Advisor had waived expenses for the Funds listed below to keep these Funds at their expense cap. Waived expenses subject to potential recovery for the fiscal years ended March 31, 2022, March 31, 2023, and March 31, 2024 are as follows:

	Year of Expiration
Fund	03/31/2025	03/31/2026	03/31/2027
Emerging Markets Fund	-	$219,516	$213,513
World ex-US Fund	$128,616	$110,947	$114,158
Core Fixed Income Fund	$89,424	$80,939	$83,252
Conservative Allocation Fund	$812,082	$671,969	$789,830
Absolute Return Allocation Fund	$312,450	$692,243	$476,285
Flexible Income Allocation Fund	$212,963	$308,528	$374,055
Conservative Income Fund	$53,047	$31,182	$24,854
Growth and Income Fund	$35,661	$2,958	$4,874
Effective April 1, 2023, the Advisor implemented a voluntary waiver with respect to certain Funds as described in the Funds' prospectus. Fees waived pursuant to a voluntary fee waiver by the Advisor are not subject to recoupment. The voluntary waiver may be discontinued by the Advisor at any time.

The Advisor pays the sub-advisors a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by each sub-advisor. For the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, the following fees, as a percentage of such Fund’s average daily net assets, were paid to the sub-advisors:

	2024		2023		2022
Fund*	Percentage of average daily net assets	Aggregate dollar amounts	Percentage of average daily net assets	Aggregate dollar amounts	Percentage of average daily net assets	Aggregate dollar amounts
Large Cap Core Fund	0.10%	$677,832	0.13%	$691,557	0.12%	$884,258
Emerging Markets Fund	0.29%	$130,601	0.35%	$180,089	0.35%	$319,416
Small/Mid Cap Core Fund	0.18%	$181,020	0.22%	$213,464	0.22%	$232,182
World ex-US Fund	0.21%	$235,585	0.26%	$259,855	0.25%	$352,049
Core Fixed Income Fund	0.14%	$228,530	0.14%	$247,655	0.14%	$265,734
Managed Futures Strategy Fund	0.74%	$3,540,593	0.75%	$3,249,474	0.79%	$1,715,308
*    No information is provided for the Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Conservative Income Fund, Income Fund, and the Growth and Income Fund as such Funds are not managed by sub-advisors.

The advisory agreement and certain portions of the sub-advisory agreements provide that the Advisor or any sub-advisor shall not be protected against any liability to the Trusts or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or for the reckless disregard of its obligations or duties thereunder. In addition, certain of the sub-advisory agreements provide that the sub-advisor shall not be protected against any liability to the Trusts or their shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or for the reckless disregard of its obligations or duties thereunder.

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The Advisor, Sub-Advisors and Portfolio Managers

The Advisor, sub-advisors and portfolio managers set forth below are responsible for the day-to-day portfolio management of the respective Funds. In the performance of their responsibilities, conflicts of interest may occur between the management of the respective Funds and the other accounts of the Advisor or sub-advisor. In addition to the conflicts identified by the Advisor or sub-advisors, other actual or apparent conflicts may arise. Unequal time and attention may be devoted to the management of the respective Funds and the Advisor or sub-advisors’ other accounts.

The Advisor

AssetMark, Inc. (“AssetMark”)

Other Accounts Managed

Selwyn Crews and Christian Chan are primarily responsible for the day-to-day management of the Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Absolute Return Allocation Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Conservative Income Fund, Income Fund, and Growth and Income Fund. The following table provides information about other accounts managed by Selwyn Crews and Christian Chan as of March 31, 2024. None of the accounts shown in the table is charged a fee based on performance.

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Christian Chan
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	87,437	$11,452,268,708 billion	0	$0

Selwyn Crews
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Compensation

The portfolio managers receive their compensation from AssetMark in the form of salary, bonus, stock options, and restricted stock. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s ability to remain compliant with investment management guidelines and regulatory issues, and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In some cases, the level of assets raised in the funds is considered for assessing the portfolio manager’s bonus. In evaluating investment performance, AssetMark generally considers the performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, including the performance of certain investment strategies available on the AssetMark platform, emphasizing the portfolio manager’s overall performance. AssetMark also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year is determined by AssetMark and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and AssetMark’s profitability for the year, which is largely determined by assets under management. Part of the bonus is
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based on a qualitative assessment of an individual’s contribution to the management of the fund in addition to compliance with investment guidelines and regulatory mandates.

Description of Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•Time and attention. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.

•Limited investment opportunities. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•Brokerage allocation. With respect to securities transactions for the Funds, the Advisor determines which broker to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which a sub-advisor or an affiliate of a sub-advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•Pursuit of differing strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security.  Moreover, there may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

•Variation in compensation. The appearance of a conflict of interest may arise where a portfolio manager has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•Personal investments.  Potential conflicts of interest also may arise in the event that a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts or when a portfolio manager personally owns or trades in a security that is owned or considered for purchase or sale by a client.

•Investments of the Advisor or affiliated entities.  The substantial investment of the assets of the Advisor or an affiliated entity in certain securities or mutual funds may lead to conflicts of interest. For example, the Advisor’s or an affiliated entity’s profit margin may vary depending upon the Underlying Fund in which a fund of funds invests.

•Sharing of information among accounts. The Advisor and its affiliates and other related entities also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the portfolio managers, even though it might be beneficial information for the Fund. This information may include actual knowledge regarding the particular investments and transactions of other funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities.

•Soft dollar benefits. Certain products and services, commonly referred to as “soft dollar services,” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials) that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed
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funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.

•Investment limitations arising from the activities of affiliated entities.  Regulatory restrictions applicable to the Advisor or its affiliates may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, the Advisor or its affiliates also may be restricted in the securities that can be bought or sold for a Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships that the Advisor or its affiliates have with the issuers of securities.  In addition, the internal policies and procedures of the Advisor or its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities.

•Non-advisory relationships of a sub-advisor and its affiliates. The lending, investment banking and other relationships that a sub-advisor and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest.  The purchase, holding and sale of certain securities by the Funds may enhance the profitability and the business interests of the Advisor and/or its affiliates.  In addition, to the extent permitted by applicable law and a Fund’s individual investment objectives and restrictions, a Fund may be permitted to enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which the Advisor (or a related entity) acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also be permitted to enter into cross transactions in which the Advisor (or a related entity) acts on behalf of the Fund and for the other party to the transaction. In such situations, the Advisor or related entity may have a potentially conflicting division of responsibilities to both parties to a cross transaction.  In addition, subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which entities that are affiliated with a Fund sub-advisor may have an interest that potentially conflicts with the interests of the Fund.

A portfolio manager may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist.  The Advisor has adopted certain compliance procedures which are designed to prevent and address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager for the Funds that they manage as of March 31, 2024, using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

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Fund / Portfolio Manager	Dollar Range of Shares Owned
Growth Allocation Fund
Selwyn Crews	None
Christian Chan	None

Conservative Allocation Fund
Selwyn Crews	None
Christian Chan	None

Tactical Allocation Fund
Selwyn Crews	None
Christian Chan	None

Absolute Return Allocation Fund
Selwyn Crews	None
Christian Chan	None

Multi-Asset Income Allocation Fund
Selwyn Crews	None
Christian Chan	None

Flexible Income Allocation Fund
Selwyn Crews	None
Christian Chan	None

Conservative Income Fund
Selwyn Crews	None
Christian Chan	None

Income Fund
Selwyn Crews	None
Christian Chan	None

Growth and Income Fund
Selwyn Crews	None
Christian Chan	None

The Sub-Advisors – GPS Funds I

Goldman Sachs Asset Management, L.P. (“GSAM”) is the sub-advisor to the Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund and World ex-US Fund. GSAM is a Delaware limited partnership with principal offices at 200 West Street, New York, New York 10282. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. GSAM has been registered with the SEC as an investment advisor since 1990.

Messrs. Karhan E. Akcoglu, and Andrew Alford managed the following accounts as of March 31, 2024:

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Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Andrew Alford
Registered Investment Companies	10	$9.0 billion	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	7	$597 million	0	$0

Karhan E. Akcoglu
Registered Investment Companies	9	$3.6 billion	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	6	$553 million	0	$0

Conflicts of Interest

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to a Fund and will, under certain circumstances, limit such Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Funds may directly and indirectly invest. Thus, it is expected that a Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As manager of the Funds, GSAM receives management fees from the Funds. In addition, GSAM’s affiliates may earn fees from relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from a Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact a Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when a Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in
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securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by a Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

Portfolio Manager Compensation

GSAM receives a fee based on the assets under management of each Fund as set forth in the Sub-advisory Agreement between GSAM and the Advisor, on behalf of each Fund. GSAM pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Funds. The following information is as of March 31, 2024.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance; his or her contribution to the overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3-, and 5-year time horizons.

For compensation purposes:
• The benchmark for the Large Cap Core Fund is the Russell 1000 Index
• The benchmark for the Emerging Markets Fund is the MSCI Emerging Markets Index
• The benchmark for the Small/Mid Cap Core Fund is the Russell 2500 Index
• The benchmark for the World ex-US fund is the MSCI World ex-US Index

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective(s) of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).

Other Compensation - In addition to base salary and year-end discretionary variable compensation, the Firm has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

There are no differences between the method used to determine the portfolio manager's compensation with respect to the Funds and other accounts.

As of March 31, 2024, the portfolio managers did not own any shares of the Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund or World ex-US Fund.
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Wellington Management Company LLP (“Wellington Management”) is the sub-advisor of the Core Fixed Income Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management is an SEC-registered investment advisor.

Wellington Management’s portfolio is managed by a team led by Campe Goodman, CFA, Joseph F. Marvan, CFA and Robert D. Burn, CFA. As of March 31, 2024, in addition to Wellington’s allocated portion of the Core Fixed Income Fund, these individuals managed the following accounts:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Campe Goodman, CFA
Registered Investment Companies	18	$13.6 billion	0	0
Other Pooled Investment Vehicles	16	$11.1 billion	0	0
Other Accounts	42	$16.1 billion	1	$292 million

Joseph F. Marvan, CFA
Registered Investment Companies	19	$13.9 billion	0	0
Other Pooled Investment Vehicles	23	$11.2 billion	0	0
Other Accounts	65	$33.5 billion	1	$292 million

Robert D. Burn, CFA
Registered Investment Companies	18	$13.6 billion	0	0
Other Pooled Investment Vehicles	13	$9.5 billion	0	0
Other Accounts	39	$15.6 billion	1	$292 million

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Funds and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Funds and one or more other accounts at or about the same time.

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In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Burn, Goodman, and Marvan also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Sub- advisory Agreement between Wellington Management and the Advisor, on behalf of the Core Fixed Income Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of March 31, 2024.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Core Fixed Income Fund’s Portfolio Managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Core Fixed Income Fund managed by the Portfolio Managers and generally each other account managed by the Portfolio Managers. The Portfolio Managers’ incentive payment relating to the Core Fixed Income Fund is linked to the gross pre-tax performance of the portion of the Core Fixed Income Fund managed by the Portfolio Managers compared to the Bloomberg Barclays US Aggregate Bond Index over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Goodman, Marvan and Burn are Partners.

As of March 31, 2024, the portfolio managers did not own any shares of the Core Fixed Income Fund.

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The Sub-Advisors – GPS Funds II

AlphaSimplex Group, LLC (“Sub-Advisor”)
Sub-Advisor, located at 200 State Street, Boston, MA 02109, serves as the sub-advisor to the Managed Futures Strategy Fund.

Other Accounts Managed

Messrs. Robert S. Rickard, Alexander D. Healy, Ph.D., John C. Perry, Ph.D., Phillippe P. Ludi, Ph.D. and Ms. Kathryn M. Kaminski, Ph.D., are responsible for managing the Managed Futures Strategy Fund’s portfolio. In addition to the Managed Futures Strategy Fund, these individuals also managed the following accounts as of March 31, 2024:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Robert S. Rickard
Registered Investment Companies	2	$2.5 billion	0	$0
Other Pooled Investment Vehicles	2	$1.1 billion	1	$980 million
Other Accounts	2	$380 million	0	$0

Alexander D. Healy, Ph.D.
Registered Investment Companies	3	$2.6 billion	0	$0
Other Pooled Investment Vehicles	2	$1.1 billion	1	$980 million
Other Accounts	7	$898 million	0	$0

John C. Perry, Ph.D.
Registered Investment Companies	2	$2.4 billion	0	$0
Other Pooled Investment Vehicles	2	$1.1 billion	1	$980 million
Other Accounts	6	$898 million	0	$0

Phillippe P. Lüdi, Ph.D.
Registered Investment Companies	3	$2.6 billion	0	$0
Other Pooled Investment Vehicles	2	$1.1 billion	1	$980 million
Other Accounts	6	$898 million	0	$0

Kathryn M. Kaminski, Ph.D.
Registered Investment Companies	3	$2.6 billion	0	$0
Other Pooled Investment Vehicles	2	$1.1 billion	1	$980 million
Other Accounts	6	$898 million	0	$0

Portfolio Manager Compensation

Compensation Structure for AlphaSimplex. AlphaSimplex believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at AlphaSimplex receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus (AlphaSimplex’s parent company) restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

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Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of AlphaSimplex, including 401(k), health and other employee benefit plans.

Description of Potential Material Conflicts of Interest

AlphaSimplex and its investment personnel provide investment management services to multiple portfolios for multiple clients. AlphaSimplex may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. In addition, client account structures may have fee structures, such as performance-based fees, that differ. The firm has adopted and implemented a Statement of Policy and Procedures Regarding Allocation Among Investment Advisory Clients intended to address conflicts of interest relating to the management of multiple accounts, including accounts with multiple fee arrangements, and the allocation of investment opportunities. AlphaSimplex reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. Finally, AlphaSimplex has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts. The implementation of these procedures is monitored by AlphaSimplex’s Chief Compliance Officer.

In addition, AlphaSimplex is aware of the potential for a conflict of interest in cases where AlphaSimplex, a related person or any of their employees, buys or sells securities recommended by AlphaSimplex to the clients. AlphaSimplex, in recognition of its fiduciary obligations to its clients and its desire to maintain its high ethical standards, has adopted a Code of Ethics containing provisions designed to prevent improper personal trading, identify conflicts of interest and provide a means to resolve any actual or potential conflict in favor of the client. AlphaSimplex requires all employees to obtain preclearance of personal securities transactions (other than certain exempted transactions as set forth in the Code of Ethics).

As of March 31, 2024, the portfolio managers did not own any shares in the Fund.

Distribution and Shareholder Servicing

Distributor

AssetMark Brokerage®, LLC, 1655 Grant Street, 10th Floor Concord, CA 94520, an affiliate of the Advisor, is the distributor for shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), between the
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Trusts on behalf of the Funds and the Distributor. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of each Fund are offered on a continuous basis. The Funds did not pay any commissions or other compensation to the Distributor during the Funds’ most recent fiscal year ended March 31, 2024.

The Advisor’s primary business is to operate the AssetMark Platform, a managed account platform that is used by financial advisors and financial services firms, such as investment advisors and financial intermediaries, including broker-dealers, banks and/or trust companies to deliver investment advisory, asset allocation and back office administrative services to their clients. Through the AssetMark Platform, investors can invest in, among other things, a variety of asset allocation portfolios using open-end mutual funds and other investment vehicles. The GuideMark® and GuidePath® Funds are included among the many investment solutions made available through the AssetMark Platform.

AssetMark invests a portion of its revenues from operating the AssetMark Platform back into the program in the form of benefits to qualifying financial advisors that utilize the platform. Under its Advisor Benefits Program, qualifying representatives (“Financial Advisors”) of financial advisory firms (“Financial Advisory Firms”) can receive an allowance for reimbursement for qualified marketing/practice development expenses incurred by the individual Financial Advisor. AssetMark also enters into strategic relationships focused on assisting Financial Advisory Firms with all areas of their practice such as marketing and succession planning. These strategic relationships can offer discounted rates for services. Additionally, certain Financial Advisory Firms enter into marketing arrangements with AssetMark whereby the Firms receive compensation and/or allowances in amounts based either upon a percentage of the value of new or existing Account assets of Clients referred to AssetMark by Financial Advisors, or a flat dollar amount. These arrangements provide for the communication of AssetMark’s service capabilities to Financial Advisors and their Clients in various venues including participation in meetings, conferences and workshops. In addition to the fee reductions and/or allowances granted the financial advisory firm by AssetMark, AssetMark may agree to provide the financial advisory firm or its Financial Advisors with organizational consulting, education, training and marketing support.

AssetMark may sponsor annual conferences for participating Financial Advisory Firms and/or Financial Advisors designed to facilitate and promote the success of the AssetMark Platform and its participating Financial Advisory Firms and/or Financial Advisors. AssetMark may offer portfolio strategists, investment managers and investment management firms, who may also be sub-advisors for the GuideMark® Funds, the opportunity to contribute to the costs of AssetMark’s annual conference and be identified as a sponsor of a portion of the conference. AssetMark also may bear the cost of travel related expenses for certain Financial Advisors to attend AssetMark’s annual conference, quarterly meeting, or to conduct due diligence visits to AssetMark’s offices. Financial Advisors may also receive discounted pricing on affiliate coaching programs, as well as other practice management related services. AssetMark may also offer credit incentives for customized marketing material. Certain Financial Advisors may be selected by AssetMark to provide feedback on AssetMark’s services, technology or other business processes for further improvement. For their participation, these Financial Advisors may receive nominal compensation from AssetMark. In addition, AssetMark may, from time to time, contribute to the costs incurred by participating Financial Advisory Firms in connection with conferences or other client events conducted by Financial Advisory Firms and their Financial Advisors.

The primary method of distributing the Funds is through the AssetMark Platform, and the Advisor is responsible for all aspects of the operation of the AssetMark Platform. In addition, intermediaries facilitate the operation of the AssetMark Platform by maintaining investor accounts, and providing back office, shareholder and recordkeeping services that enable investors to access the Funds and other funds.

Shareholder Servicing

Each Fund may enter into agreements with certain organizations that provide various services to Fund shareholders. Pursuant to such arrangements, organizations that provide shareholder services may be entitled to receive fees from a Fund for shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

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The Funds paid the following shareholder servicing fees for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, as applicable:

Fund	2024	2023	2022
Large Cap Core Fund	$653,540	$536,538	$688,924
Emerging Markets Fund	$45,035	$51,454	$91,262
Small/Mid Cap Core Fund	$97,849	$97,029	$106,768
World ex-US Fund	$109,741	$99,941	$141,793
Core Fixed Income Fund	$165,441	$181,379	$196,446
Growth Allocation Fund	$1,037,368	$968,020	$1,167,790
Conservative Allocation Fund	$440,335	$433,669	$499,493
Tactical Allocation Fund	$531,539	$492,619	$504,403
Absolute Return Allocation Fund	$208,738	$321,651	$222,121
Multi-Asset Income Allocation Fund	$88,367	$94,846	$123,779
Flexible Income Allocation Fund	$274,749	$317,043	$319,353
Managed Futures Strategy Fund	$477,222	$435,546	$216,201
Conservative Income Fund	$96	$116	$7 (1)
Income Fund	$410	$386	$37 (1)
Growth and Income Fund	$623	$901	$159 (1)
(1) Effective January 1, 2022, the Conservative Income Fund, Income Fund and Growth and Income Fund began paying certain fees for shareholder servicing.

Service Providers

The Trusts entered into a number of agreements whereby certain parties provide various services to the Funds.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) provides accounting and administrative services and shareholder servicing to the Funds as transfer agent and dividend disbursing agent. Fund Services’ address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The services provided under the Transfer Agent Servicing Agreement include processing purchase and redemption transactions; establishing and maintaining shareholder accounts and records; disbursing dividends declared by the Funds; day-to-day administration of matters related to the existence of the Trusts under state law (other than rendering investment advice); maintenance of its records; preparation, mailing and filing of reports; and assistance in monitoring the total number of shares sold in each state for “Blue Sky” purposes.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between Fund Services and the Trust, Fund Services also performs certain administrative, accounting and tax reporting functions for the Funds, including preparing and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, assistance in the preparation of the Funds’ registration statement under federal and state securities laws, preparing financial statements for Form N-CSR to the SEC and current investors, monitoring the Funds’ expense accruals, and calculating the daily net asset value for each Fund from time to time, monitoring the Funds’ compliance with their investment objectives and restrictions.

For the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, the Trusts paid the following amounts to Fund Services for administrative services (excluding fund accounting or transfer agent services):

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Fund	Administration Fee Paid
	2024	2023	2022
Large Cap Core Fund	$115,666	$95,463	$115,424
Emerging Markets Fund	$30,490	$30,578	$28,013
Small/Mid Cap Core Fund	$35,888	$38,495	$39,333
World ex-US Fund	$44,570	$39,606	$108,926
Core Fixed Income Fund	$42,845	$44,169	$40,664
Growth Allocation Fund	$143,442	$127,317	$164,528
Conservative Allocation Fund	$65,221	$65,406	$83,350
Tactical Allocation Fund	$84,140	$76,964	$80,682
Absolute Return Allocation Fund	$27,844	$45,860	$30,158
Multi-Asset Income Allocation Fund	$13,972	$14,500	$18,631
Flexible Income Allocation Fund	$38,146	$41,606	$41,540
Managed Futures Strategy Fund	$71,724	$62,297	$29,088
Conservative Income Fund	$2,811	$2,281	$2,349
Income Fund	$9,933	$7,551	$5,974
Growth and Income Fund	$16,822	$15,937	$15,155

U.S. Bank, N.A., an affiliate of Fund Services, is the custodian of the assets of the Funds and the Subsidiary of the Managed Futures Strategy Fund, as well as the Funds’ Foreign Custody Manager (“Custodian”), pursuant to a custody agreement between the Custodian and each Trust (“Custody Agreement”). The Custodian also maintains certain books and records of the Funds that are required by applicable federal regulations. The Custodian is compensated for its services to the Trusts by fees paid on a per transaction basis, and the Trusts also pay certain of the Custodian’s related out-of-pocket expenses. The Custodian’s address is Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

The Advisor provides certain administrative services to the Funds in connection with the operation of the Platform pursuant to an Administrative Services Agreement between each Trust and the Advisor, for which the Advisor receives a fee of 0.25% of the average daily net assets of the applicable Shares of the Funds. Investors holding the applicable Shares of the Funds outside of the AssetMark Platform are subject to these administrative services fees, but may not receive all of the related services.

The Administrative Services Agreement between GPS Funds I and the Advisor entered into effect on March 31, 2011. The Administrative Services Agreement between GPS Funds II and the Advisor entered into effect on April 1, 2011.
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For the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, the Trusts paid the following amounts to the Advisor under the Administrative Services Agreement:

Fund	Administrative Services Fee Paid
	2024	2023	2022
Large Cap Core Fund	$1,622,316	$1,329,418	$1,706,579
Emerging Markets Fund	$111,172	$126,792	$225,348
Small/Mid Cap Core Fund	$243,875	$241,431	$265,392
World ex-US Fund	$273,373	$248,491	$352,414
Core Fixed Income Fund	$410,154	$449,495	$485,899
Growth Allocation Fund	$2,579,347	$2,419,083	$2,918,307
Conservative Allocation Fund	$1,100,397	$1,084,004	$1,248,315
Tactical Allocation Fund	$1,328,357	$1,231,422	$1,260,586
Absolute Return Allocation Fund	$521,585	$804,002	$555,266
Multi-Asset Income Allocation Fund	$220,897	$237,116	$309,436
Flexible Income Allocation Fund	$686,873	$792,609	$798,382
Managed Futures Strategy Fund	$1,192,996	$1,088,864	$540,307
Conservative Income Fund	$45,559	$41,076	$35,079
Income Fund	$180,969	$137,523	$109,250
Growth and Income Fund	$231,184	$250,739	$268,574

Anti-Money Laundering Program

The Trusts have established an Anti-Money Laundering Compliance Program (the “AML Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trusts’ Program provides for the development of internal practices, procedures and controls, designation of an Anti-Money Laundering Compliance Officer, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program.

The Board has delegated implementation of certain elements of the AML Program to each Fund’s omnibus account holders, also known as intermediaries. Procedures to implement the AML Program include, but are not limited to, a determination by the Board that each Fund’s omnibus account holders have established proper anti-money laundering procedures, the omnibus account holders are reporting suspicious and/or fraudulent activity, and the omnibus account holders are performing a complete and thorough review of all new opening accounts. The Trusts will not transact business with any person or entity whose identity cannot be adequately verified in accordance with the AML Program.

Codes of Ethics

The Trust, the Advisor, the Distributor and each sub-advisor have adopted codes of ethics that govern the personal securities transactions of their respective personnel. Pursuant to each such code of ethics, their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust), subject to certain conditions.

Proxy Voting Guidelines

Federal law requires the Trust, the Advisor and each sub-advisor to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. Descriptions of such Proxy Voting Guidelines are attached as Appendix B to this SAI. Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may
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be obtained (1) without charge, upon request, by calling 800-352-9910 and (2) on the SEC’s website at http://www.sec.gov.

Valuation of Shares

Shares of each Fund are sold on a continuous basis at the net asset value (“NAV”) per share next computed following acceptance of an order by the Fund. Each Fund’s NAV per share for the purpose of pricing purchase and redemption orders is generally determined at 4:00 p.m. Eastern time on each day the Fund is open as determined by the Board. The Funds are generally open on the same days that the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV per share of a class of a Fund is calculated by adding the value of all assets of the Fund attributable to that share class, deducting all liabilities of the Fund attributable to that share class, and dividing by the number of outstanding shares of that share class of the Fund, the result being adjusted to the nearest cent. The NAV for each Fund-of-Funds is generally based on the NAV of the Underlying Funds. Each Fund’s daily NAV is available by calling 1-888-278-5809.

Portfolio securities listed on a national or foreign securities exchange, except those listed on the National Association of Securities Dealers' Automated Quotation System (“NASDAQ®”), for which market quotations are available, are valued at the last quoted sale price on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the mean between the most recent quoted bid and asked price or, if an asked price is not available, at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Information about the market value of each portfolio security may be obtained from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trusts under the general supervision of the Trustees.

U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Other fixed-income securities that have a maturity of greater than 60 days are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which approximates market value and involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances), assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trusts would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a comparable computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company solely utilizing market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

Options traded on an exchange are valued at the last reported sale price on the exchange on which the option is traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the highest bid and lowest asked quotations at the close of the exchange on which they are traded. Futures contracts traded on an exchange are valued based on the last sale price on an exchange on the valuation date. Other
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assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using procedures and methods approved by the Board.

Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value in accordance with the requirements of Rule 2a-5. The Board designated the Advisor as Valuation Designee of the Trusts. The Valuation Designee has established a Valuation Committee to oversee the implementation of the valuation procedures on behalf of the Funds.

Purchase and Redemption of Shares

The purchase and redemption price of shares is the NAV next calculated after receipt of an order in proper form. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. As described in the Funds’ Prospectus, financial institutions and intermediaries may purchase or redeem Fund shares on any day that the NYSE is open for business by placing orders with the Funds’ transfer agent (or their authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders or that could adversely affect the Fund or its operations.

It is currently the Trusts’ policy to pay all redemptions in cash. The Trusts retain the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur subsequent brokerage charges on the sale of any such securities so received in payment of redemptions. A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder’s basis in the shares of the Trusts redeemed.

Purchases and redemptions of Fund shares may be made on any day the NYSE is open for business. The Trusts reserve the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trusts also reserve the right to suspend sales of shares of the Funds for any period during which the NYSE, the Distributor and/or the Custodian are not open for business.

Portfolio Transactions

Assets of a Fund are invested by the Advisor and the sub-advisors in a manner consistent with the Fund’s investment objectives, strategies, policies and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, the Advisor and sub-advisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the Advisor and sub-advisors will seek to obtain the best net results taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. The Advisor may, from time to time, request that sub-advisors direct trades to certain brokers that provide favorable commission rates, subject to the sub-advisor’s obligation to obtain best execution. The Funds will not purchase portfolio securities from any affiliated person acting as principal except in conformity with SEC regulations.

For securities traded in the over-the-counter markets, the Advisor or sub-advisors deal directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere. The Advisor or sub- advisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Advisor or sub-advisors generally seek reasonably competitive commission
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rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and the allocation of orders.

When consistent with the objectives of best price and execution, portfolio transactions may be placed with broker-dealers who furnish investment research or services to the sub-advisors. The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both orally and in writing, as to: the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among sub- advisors and the suitability of sub-advisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or sub-advisor, the Advisor or sub-advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a sub-advisor effects securities transactions for a Fund may be used by the Advisor or sub-advisor in servicing all of its accounts. In addition, the Advisor or sub-advisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The Trusts may also enter into arrangements, commonly referred to as “brokerage/service arrangements” with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Funds in exchange for fund brokerage. Under a typical brokerage/service arrangement, a broker agrees to pay a portion of a Fund’s custodian, administrative or transfer agency fees, and in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker. The Advisor or sub-advisor, on behalf of the Trusts, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The same security may be suitable for a Fund, another portfolio series of the Trusts or other private accounts managed by the Advisor or sub-advisor. If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

The brokerage commissions paid by the Funds for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, were as follows:

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Total Brokerage Fees Paid
Fund	2024	2023	2022
Large Cap Core Fund	$18,148	$25,588	$16,235
Emerging Markets Fund	$18,362	$20,150	$33,954
Small/Mid Cap Core Fund	$8,871	$8,841	$9,682
World ex-US Fund	$9,948	$17,248	$15,369
Core Fixed Income Fund	$7,011	$9,661	$7,664
Growth Allocation Fund	$29,379	$33,069	$18,748
Conservative Allocation Fund	$14,855	$41,470	$14,125
Tactical Allocation Fund	$206,407	$99,864	$247,306
Absolute Return Allocation Fund	$22,506	$62,197	$8,139
Multi-Asset Income Allocation Fund	$6,393	$15,260	$7,560
Flexible Income Allocation Fund	$141,904	$343,437	$128,855
Managed Futures Strategy Fund	$465,702	$538,748	$298,549
Conservative Income Fund	$5,570	$9,099	$4,100
Income Fund	$52,277	$33,459	$17,382
Growth and Income Fund	$21,859	$14,601	$25,777

For the fiscal year ended March 31, 2024, the Funds did not pay brokerage commissions to brokers who also provided research services.
The SEC requires the Trusts to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trusts’ most recent fiscal year. The following tables identify, for each applicable Fund, those brokers or dealers and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the fiscal year ended March 31, 2024.

Large Cap Core Fund
Broker-Dealer	Aggregate Value
JP Morgan Chase & Co.	$5,967,137
Citigroup, Inc.	$1,941,595
World ex-US Fund
HSBC Investment Bank PLC	$668,580
Barclay Investments Ltd.	$246,764
Growth and Income Fund
Citigroup, Inc.	$278,940

The Funds not included in the tables above did not hold securities of their regular brokers or dealers, as of March 31, 2024.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or sub-advisors, investment considerations warrant such action. The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For purposes of calculating a Fund’s portfolio turnover rate, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less are excluded.  If such investments were included, a Fund’s portfolio turnover rate would be significantly higher.
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For the fiscal years ended March 31, 2024 and March 31, 2023, the Funds had the following portfolio turnover rates:

Portfolio Turnover Rates
Fund	2024	2023
Large Cap Core Fund	19.47%	46.39%
Emerging Markets Fund	43.80%	43.50%
Small/Mid Cap Core Fund	16.37%	24.59%
World ex-US Fund	30.33%	54.13%
Core Fixed Income Fund	267.22%	252.14%
Growth Allocation Fund	18.58%	22.84%
Conservative Allocation Fund	19.92%	48.39%
Tactical Allocation Fund	333.31%	248.27%
Absolute Return Allocation Fund (1)	53.14%	152.99%
Multi-Asset Income Allocation Fund	27.54%	65.66%
Flexible Income Allocation Fund	247.29%	483.66%
Managed Futures Strategy Fund	0.00%	0.00%
Conservative Income Fund	258.88%	398.32%
Income Fund	288.92%	300.76%
Growth and Income Fund (2)	122.79%	73.19%
(1) The decrease in the Fund’s portfolio turnover for the fiscal year ended March 31, 2024 was due to a lower number of research provider changes.
(2) The increase in the Fund’s portfolio turnover for the fiscal year ended March 31, 2024 was due to a higher number of portfolio optimization changes.

Securities Lending

U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program approved by the Board pursuant to the terms of the Third Amended and Restated Securities Lending Agreement entered into between GPS Funds I and U.S. Bank, N.A., and the terms of the First Amended and Restated Securities Lending Agreement entered into between GPS Funds II and U.S. Bank, N.A.
As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.
U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Funds for lending securities.
The following table sets forth, for a Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

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	Gross income from securities lending activities:	Fees paid to securities lending agent from a revenue split:	Fees paid for any cash collateral management service that are not included in the revenue split:	Administrative fees not included in revenue split:	Indemnification fee not included in revenue split:	Rebates (paid to borrower):	Other fees not included in revenue split:	Aggregate fees/compensation for securities lending activities:	Securities lending credits from securities lending activities:
Large Cap Core Fund	$4,100,392	$50,441	$21,755	$0	$0	$3,742,329	$0	$3,814,525	$285,867
Emerging Markets Fund	$107,726	$828	$594	$0	$0	$101,625	$0	$103,047	$4,680
Small/Mid Cap Core Fund	$1,441,937	$14,332	$7,821	$0	$0	$1,338,509	$0	$1,360,662	$81,275
World ex-US Fund	$134,703	$1,831	$736	$0	$0	$121,760	$0	$124,327	$10,376
Core Fixed Income Fund	$438,909	$1,799	$2,380	$0	$0	$424,537	$0	$428,716	$10,193
Growth Allocation Fund	$9,084,610	$94,093	$49,592	$0	$0	$8,407,721	$0	$8,551,407	$533,204
Conservative Allocation Fund	$4,599,369	$51,749	$25,053	$0	$0	$4,229,321	$0	$4,306,123	$293,246
Tactical Allocation Fund	$2,685,087	$19,800	$14,815	$0	$0	$2,538,269	$0	$2,572,884	$112,204
Absolute Return Allocation Fund	$1,848,206	$21,257	$10,056	$0	$0	$1,696,430	$0	$1,727,743	$120,463
Multi-Asset Income Allocation Fund	$1,276,208	$22,135	$6,926	$0	$0	$1,121,709	$0	$1,150,771	$125,437
Flexible Income Allocation Fund	$2,654,750	$36,450	$14,545	$0	$0	$2,397,207	$0	$2,448,203	$206,547
Managed Futures Strategy Fund	$1,635,117	$2,937	$8,919	$0	$0	$1,606,616	$0	$1,618,472	$16,644
Conservative Income Fund	$109,091	$5,100	$600	$0	$0	$74,493	$0	$80,193	$28,898
Income Fund	$1,045,660	$15,730	$5,691	$0	$0	$935,103	$0	$956,524	$89,136
Growth and Income Fund	$690,379	$23,199	$3,425	$0	$0	$532,278	$0	$558,902	$131,477

Unclaimed Property

It is important that a Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder's account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder's account should be considered abandoned in accordance with applicable law. Your account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state's abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The shareholder's last known address of record determines
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which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (888) 278-5809 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Unless otherwise indicated, the discussion below with respect to a Fund includes its pro rata share of the dividends and distributions paid by any Underlying Funds.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

iDistribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

iiIncome Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

iiiAsset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
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In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital gain dividends” and “ – Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long- term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an
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ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Capital losses:
	No expiration
	Short Term	Long Term
Large Cap Core Fund	$—	$—
Emerging Markets Fund	$1,011,469	$1,211,931
Small/Mid Cap Core Fund	$—	$—
World ex-US Fund	$—	$—
Core Fixed Income Fund	$7,469,566	$8,175,892
Growth Allocation Fund	$—	$—
Conservative Allocation Fund	$2,134,629	$3,957,169
Tactical Allocation Fund	$—	$—
Absolute Return Allocation Fund	$11,941,506	$15,401,987
Multi-Asset Income Allocation Fund	$592,569	$5,032,413
Flexible Income Allocation Fund	$45,897,200	$12,004,242
Managed Futures Strategy Fund	$19,719,404	$17,522,991
Conservative Income Fund	$500,902	$49,288
Income Fund	$6,729,296	$3,079,135
Growth and Income Fund	$—	$1,449,251

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

1.any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
2.the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its
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pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds. If the Fund is a fund of funds, distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one Underlying Fund in which the fund of funds invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Fund Distributions — Pass-through of foreign tax credits” below), (b) is not eligible pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by a fund of funds from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see, “U.S. government securities” below). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see, “Taxation of Fund Distributions — Qualified dividend income for individuals” and “— Dividends-received deduction for corporations” below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Investment in the Subsidiary – Managed Futures Strategy Fund. The Managed Futures Strategy Fund may invest in the stock of its own wholly owned subsidiary (the Subsidiary) to gain exposure to the commodity markets. This strategy may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Fund in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.
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Distribution requirement. The Managed Futures Strategy Fund intends to distribute the Subsidiary’s income each year in satisfaction of the Fund’s Distribution Requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Fund (deemed inclusions). Treasury Regulations also permit the Fund to treat deemed inclusions as satisfying the Income Requirement (described below) even if the Subsidiary does not make a distribution of such income. Consequently, the Fund and the Subsidiary reserve the right to rely on deemed Inclusions being treated as qualifying income to the Fund consistent with Treasury Regulations. As such, the Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Fund. Subpart F income will be distributed by the Fund (whether such income is received by the Fund as an actual distribution or included in the Fund’s income as a deemed inclusion), and in turn, to the shareholders each year as ordinary income, in satisfaction of the Fund’s Distribution Requirement. Such distribution by the Fund will not be qualified dividend income eligible for taxation at long-term capital gain rates.

Income requirement. As described above, the Managed Futures Strategy Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See, “Tax Treatment of Portfolio Transactions — Investments in commodities — structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As a result, the Funds’ ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. The IRS has issued a number of private letter rulings, which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company. This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and other of which were revoked prospectively as of a date agreed upon with the IRS. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the Income Requirement, even if a foreign corporation, such as a Subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution.

Accordingly, the extent to which a Fund directly invests in commodities or commodity-linked derivatives may be limited by the Income Requirement, which the Fund must continue to satisfy to maintain its status as a RIC. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Taxation of the Fund – Qualification as a regulated investment company.”

Asset diversification test. For purposes of the Asset Diversification Test, the Managed Futures Strategy Fund’s investment in the Subsidiary would be considered a security of one issuer. Accordingly, the Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund’s total assets in order to satisfy the Asset Diversification Test.

Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Managed Futures Strategy Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

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In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified dividend income for individuals” and “Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions —Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

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Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under the TCJA, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to its shareholders, provided both the Fund and the shareholder meet certain holding period requirements. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities (or if the Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets) of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the TCJA, build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued
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after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see, “Taxation of the Fund — Fund of funds” above.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. Your broker-dealer or other financial intermediary (such as a bank or financial advisor) (collectively, “broker-dealers”) is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. Your broker-dealer will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However your broker-dealer is not required to, and in many cases, does not possess the information to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the broker-dealer and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. Please contact your broker-dealer with respect to reporting of cost basis and available elections for your account.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

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Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. However, this rule does not apply to any loss incurred on a redemption or exchange of shares of a tax-free money market fund or other fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after December 22, 2010.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Policies and Associated Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost
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basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment- type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify
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themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

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These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

To the extent an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund with respect to an investment in MLPs likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund will likely realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs, controlled foreign corporations (“CFCs”), or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund. The U.S. federal income tax consequences of a fund’s investments in PFICs are discussed above.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered to generate qualifying income for purposes of satisfying the Income Requirement nor be considered qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund.” The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provided that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structure note, is a security under section 2(a)(36) of the 1940 Act. A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company. This caused the IRS to revoke the portion of any rulings that required such a determination, some
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of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership or trust and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the Income Requirement, even if a foreign corporation, such as a Subsidiary, does not make a distribution of such income. Consequently, the Fund and the Subsidiary reserve the right to rely on deemed inclusions of the “Subpart F” income being treated as qualifying income to the Fund consistent with Treasury Regulations. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a RIC. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a RIC and thus be subject to tax on its taxable income at the corporate income tax rate, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. Also see “Investment in the Subsidiary – Managed Futures Strategy Fund”.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor- holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

i.provide your correct social security or taxpayer identification number,
ii.certify that this number is correct,
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iii.certify that you are not subject to backup withholding, and
iv.certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders, as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Exempt-interest dividends. In general, exempt-interest dividends reported by the Fund to shareholders as paid from net tax-exempt income are not subject to U.S. withholding tax.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and
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any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding would also have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners
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or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

The Funds may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Funds may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Funds or to the Advisor, should be considered in light of a Funds’ investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

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Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm, whose services include an audit of the Funds’ financial statements and the performance of other related tax services.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as the Funds’ legal counsel.

Financial Statements

The GPS Funds I Annual Report and GPS Funds II Annual Report for the fiscal year ended March 31, 2024 are separate documents than this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.
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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer, obligation and/or program.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – Is assigned to an issue of a rated issuer that are not and have not been rated.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term obligation ratings provide DBRS Morningstar’s opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. The obligations rated in this category typically have a term of shorter than one year. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

1 A long-term rating can also be used to rate an issue with short maturity.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Issue Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of eleven months or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations, obligation and/or program.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicates an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term obligation ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer. All rating categories from AA to CCC contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A downgrade to “D” may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

“NR” – Is assigned to an unrated obligation, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer Default Ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue-level ratings are also assigned and often include an expectation of recovery, which may be notched above or below the issuer-level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

APPENDIX B

The following information is a summary of the proxy voting guidelines for the Advisor and the sub-advisors.

ASSETMARK, INC.
GPS Funds I
GPS Funds II

PROXY VOTING POLICY

I.BACKGROUND

In accordance with Rule 206(4)-6 under the Advisers Act, a registered investment adviser must adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II.POLICY

AssetMark owes each client duties of care and loyalty with respect to the services undertaken for them, including the voting of proxies. In those circumstances where AssetMark will be voting proxies of securities held directly by a client, AssetMark, guided by general fiduciary principles, will act prudently and solely in the best interest of the client. AssetMark will attempt to consider all factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

If the account is invested in an AssetMark Investment Management (“AIM”) investment solution, the client designates AssetMark as its agent to vote the proxies on securities in the account. Unless the account is held at AssetMark Trust, AssetMark will not vote proxies on securities held in mutual fund and ETF investment solutions, in the AIM investment solutions at third-party custodians. For the Guided Portfolios and the proprietary funds, the client retains the right to vote proxies. AssetMark will deliver proprietary mutual fund prospectuses and proxies to the client.

Under both Advisor and Referral Model, if the account is invested in an IMA Solution Type, the client designates the applicable Investment Management Firm as its agent to vote proxies on securities in the account. However, the client retains the right to vote proxies and may do so by notifying AssetMark in writing of the desire to vote future proxies.

The designation of AIM or the client to vote proxies may not apply to securities that may have been loaned pursuant to a securities lending arrangement.

For the GuidePath Funds, AssetMark’s, as the investment adviser to the Funds, has proxy voting authority with respect to securities in the Fund’s portfolio. For the sub-advised proprietary mutual funds, AssetMark generally has contractually delegated each Fund's proxy voting authority to its respective Sub-Advisor(s), as applicable. The Fund Compliance group monitors proxy voting activities of AssetMark and the Sub-Advisors to ensure compliance with underlying proxy voting guidelines; coordinates the preparation of the annual Form N-PX filing; and performs an annual review of the Funds’ proxy voting program to confirm that review, monitoring and filing processes are satisfied. AssetMark will review each its own and the Sub-Advisors’ proxy voting guidelines to ensure that they meet the standards set forth from time to time by the SEC. The Fund Compliance group will report to the Boards at least annually regarding the compliance of AssetMark’s proxy voting guidelines and each Sub-Advisor's proxy voting guidelines with such SEC standards, including the procedures that AssetMark and each Sub-Advisor uses when a vote presents a conflict between the interests of Fund shareholders and those of AssetMark or the Sub-Advisor, respectively. The Sub-Advisors shall report to AssetMark on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. AssetMark shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the Sub-Advisors. AssetMark will also report to the Board at least annually on any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

In the instance of the Trusts held in client accounts at AssetMark Trust, AssetMark Trust will vote 100% of the shares it holds in custody for AssetMark clients in the proportion of the votes received from beneficial shareholders whose shares AssetMark Trust holds in custody. This is known as “mirror voting.”

III.RESPONSIBILITY

AIM is responsible for monitoring the votes cast by the independent proxy voting service. On a periodic basis AIM will certify that it voted in a manner consistent with their fiduciary duties to the clients.

The Advisor Compliance group is responsible for overseeing and monitoring compliance with the Proxy Voting Policy. To this end, Compliance will verify that proxies are voted in accordance with the policy and in a timely manner, by sampling proxies voted on a periodic basis.

IV. PROCEDURES

Use of Independent Proxy Voting Service
For certain holdings in client accounts, AssetMark has contracted with Glass Lewis & Co. (“GL”) to vote proxies on its behalf and has adopted the GL Proxy Paper Policy Guidelines, with additional Voting Policies where applicable. Under this arrangement, GL is contracted to vote all proxies according to the adopted guidelines and is charged with ensuring timely votes. These guidelines outline in detail the method for determining how to vote and are found in Exhibit B to this Manual. Under this arrangement, GL will generally vote all securities that are eligible to be voted using the Broadridge ProxyEdge system. This arrangement only includes securities where the custodian or transfer agent can be instructed to deliver proxies directly to the ProxyEdge system. Securities exempted from proxy voting are generally those not custodied or sub-custodied at a broker-dealer or at any transfer agent for the Trusts, such as mutual fund shares that are held in omnibus accounts directly with a mutual fund family. For such securities, AssetMark will vote these shares directly and not use the ProxyEdge system, but will generally follow the GL guidelines, unless AssetMark is provided with direction from third party Investment Management Firms, as noted below. AssetMark retains the authority, in its discretion, to override any votes cast by GL.

GL’s guidelines outline AssetMark’s duties to clients when voting proxies. AssetMark is responsible in certain circumstances to ensure its fiduciary duties are exercised appropriately.

Summarized Proxy Voting Guidelines
These summarized guidelines apply to proxies received through Proxy Edge, as well as outside of the Proxy Edge system.
1.Duty of Care
GL’s proxy policy ensures the monitoring of corporate events and the voting of client proxies. As noted above, in certain instances AssetMark will vote shares directly but generally follow GL guidelines. However, there may be instances when it is in the best interests of the client to refrain from voting (such as when AssetMark determines that the cost of voting exceeds the expected benefit to the client).

2.Duty of Loyalty
AssetMark, with assistance from GL, will ensure proxy votes are cast in a manner consistent with the best interests of the client. AssetMark and/or GL will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that AssetMark’s voting decisions are based on the best interests of clients and are not a product of the conflict.

AIdentify Potential Conflicts of Interest.
Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting AssetMark or its affiliates. An example of a potential conflict would be the solicitation of proxies to vote on the approval of a 12b-1 plan for a mutual fund in which AssetMark client assets are invested when that fund, or a service provider to that fund, pays, or may potentially pay, administrative service fees to AssetMark’s affiliate, AssetMark Trust. Another potential conflict of interest may be for AssetMark to cast a vote for a proxy issued by the GPS Funds, since it directly manages the fund of funds.

BDetermine which Conflicts are Material.
A “material” conflict should generally be considered as one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an advisor’s annual revenue.

CEstablish Procedures to Address Material Conflicts.
AssetMark has established multiple methods to address voting items it has identified as those in which it has a material conflict of interest.

■Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy. AssetMark’s use of GL facilitates this process.
■Refer the proposal to the client and obtain the client’s instruction on how to vote.
■Disclose the conflict to the client and obtain the client’s consent to AssetMark’s vote.

Additional Considerations
AssetMark may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties. Additional GL policies include the Investment Manager Policy, Catholic Policy and ESG Thematic Policy.

Proxy Voting Involving Underlying Funds
Certain Funds advised by AssetMark (“Investing Funds”) invest their assets in exchange-traded securities of other investment companies and other open-end investment companies (“Underlying Funds”). Proxy voting described in this section refers to Funds that invest in Underlying Funds.

Voting Proxies of Third-Party Underlying Funds
Any Investing Fund that invests in an Underlying Fund in reliance on Rule 12d1-4 under the 1940 Act will vote its shares of the Underlying Fund in accordance with the applicable terms and conditions of the rule as well as the Investing Fund’s policies and procedures.

Voting Proxies of Underlying Proprietary Funds

AWhere an Investing Fund is not the Sole Shareholder of the Underlying Proprietary Fund
If an Investing Fund is not the Sole Shareholder of the Underlying Proprietary Fund and there is no material conflict of interest, AssetMark will vote proxies relating to shares of the Underlying Proprietary Fund in the same proportion as the vote of all other holders of such Underlying Proprietary Fund shares.

BWhere a FOFs is the Sole Shareholder of the Underlying Proprietary Fund
In the event that one or more Investing Funds are the sole shareholders of an Underlying Proprietary Fund, AssetMark or the Sub-Advisor(s) to the Investing Fund, as applicable, will vote proxies relating to the shares of the Underlying Proprietary Fund as set forth below unless the Board of the Investing Fund elects to have such Fund seek voting instructions from its shareholders, in which case the Investing Fund will vote proxies relating to shares of the Underlying Proprietary Fund in the same proportion as the instructions timely received from such shareholders.

◦ Where Both the Underlying Proprietary Fund and an Investing Fund are Voting on Substantially Identical Proposals
In the event that the Underlying Proprietary Fund and a FOFs are voting on substantially identical proposals (the “Substantially Identical Proposal”), then AssetMark or the Sub-Advisor(s) of the Investing Fund, as applicable, will vote proxies relating to shares of the Underlying Proprietary Fund in the same proportion as the vote of the shareholders of the Investing Fund on the Substantially Identical Proposal.

•Where the Underlying Proprietary Fund is Voting on a Proposal that is Not Being Voted on By the Investing Fund

•Where there is No Material Conflict of Interest between the Interests of the Shareholders of the Underlying Proprietary Fund and AssetMark or the Sub- Advisor(s) Relating to the Proposal

In the event that an Investing Fund is voting on a proposal of the Underlying Proprietary Fund and the Investing Fund is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Proprietary Fund and AssetMark or the Sub-Advisor(s), as applicable, relating to the Proposal, then AssetMark or the Sub-Advisor(s), as applicable, will vote proxies relating to the shares of the Underlying Proprietary Fund pursuant to their respective Proxy Voting Procedures.

Where there is a Material Conflict of Interest between the Interests of the Shareholders of the Underlying Proprietary Fund and AssetMark or the Sub- Advisor(s) Relating to the Proposal.

In the event that an Investing Fund is voting on a proposal of an Underlying Proprietary Fund and the Investing Fund is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Proprietary Fund and AssetMark or the Sub- Advisor(s), as applicable, relating to the Proposal, then the Investing Fund will seek voting instructions from its shareholders on the proposal and will vote proxies relating to shares of the Underlying Proprietary Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which AssetMark or a Sub- Advisor, as applicable, or one of their affiliates, has a material economic interest.

Disclosure Requirements
In addition to implementing these policies regarding the voting of proxies, AssetMark shall also provide clients with a summary of its Proxy Voting Policy in the Disclosure Brochure and, upon request, provide clients with a copy of this Policy. It is anticipated that AssetMark will usually provide clients with the summary of its Policy by delivery of its Rule 204-3 disclosure document, Form ADV Part 2A, Appendix 1, as applicable to the services provided the client. This concise summary will also disclose how clients may obtain information about how AssetMark voted their securities.

Record Keeping Requirements
AssetMark will retain the following types of records relating to proxy voting:
1This Proxy Voting Policy and all amendments thereto, as well as the GL guidelines.
2Proxy statements received for client securities. AssetMark may rely on statements maintained by a proxy voting service provided that AssetMark has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.
3Records of votes cast on behalf of clients by AssetMark or GL. AssetMark relies on the records of proxy voted pursuant to GL’s recommendations as maintained in ProxyEdge. The records of votes cast shall also include documentation of any AIM overrides of a GL recommendation.
4Client written requests for information as to how AssetMark voted securities of such Client, and any AssetMark written responses to such requests.
5Any document prepared by AssetMark that is material to making a proxy voting decision or that memorialized the basis for that decision.

WELLINGTON MANAGEMENT COMPANY LLP SUMMARY OF PROXY VOTING POLICIES
SUB-ADVISOR TO THE CORE FIXED INCOME FUND

INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington
Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY
Wellington Management:
1.Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.Votes all proxies in the best interests of the client for whom it is voting.
3.Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers.
The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals,
Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the
Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in
Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the
Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Dated: 1 September 2020

ALPHASIMPLEX
PROXY VOTING POLICY AND PROCEDURES

Adopted October 5, 2004

Revised as of December 22, 2021

I.Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote the proxies in a manner that is consistent with what it believes to be the best interests of such clients and in accordance with these policies and procedures. In the absence of specific voting guidelines from a client, the Adviser will generally vote proxies for clients with the same or substantially similar investment strategies and objectives the same way.

II.Use of Third-Party Proxy Voting Service

Retention of Proxy Voting Service

The Adviser has entered into an agreement with an independent third-party proxy voting service (the “Proxy Voting Service”) to provide the Adviser with its research and voting recommendations on proxies and to facilitate the electronic voting of proxies.

The Adviser has instructed the Proxy Voting Service to execute all proxies in accordance with its recommendations unless instructed otherwise by the Adviser.

The Adviser will seek to consider whether the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which the Adviser is responsible for voting, taking into account (as applicable):

•The adequacy and quality of the Proxy Voting Service’s staffing, personnel and/or technology;

•Whether the Proxy Voting Service has an effective process for seeking timely input from issuers and Proxy Voting Service clients with respect to, among other things, its proxy voting policies, methodologies, and peer group constructions;

•Whether the Proxy Voting Service has adequately disclosed to the Adviser its methodologies in formulating voting recommendations, such that the Adviser understands the factors underlying the Proxy Voting Service’s recommendations;

•The nature of any third-party information sources that the Proxy Voting Service uses as a basis for its voting recommendations; and

•The Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest.

Conflicts of Interest of the Proxy Voting Service

The Compliance Officer will examine information provided by the Proxy Voting Service that describes conflicts to which the Proxy Voting Service is subject or otherwise obtained by the Adviser. The Adviser will seek to require that the Proxy Voting Service promptly provide updates to the Compliance Officer of business changes that might affect or create conflicts and of changes to the proxy voting service’s conflict policies and procedures.

If, as a result of the Compliance Officer’s examination of the Proxy Voting Service’s conflicts of interest, a determination is made that a material conflict of interest exists, the Compliance Officer will determine whether to follow the Proxy Voting Service’s recommendation with respect to the proxy or take other action with respect to the proxy (such as follow the Adviser’s general proxy voting guidelines, if applicable).

To the extent the Adviser’s votes are pre-populated on the Proxy Voting Service’s electronic voting platform, the Compliance Officer will seek to ensure that the Proxy Voting Service would not be permitted to utilize information regarding how the Adviser intends to vote (or the aggregated voting intentions of the Proxy Voting Service’s clients) in a manner that would not be in the best interest of the Adviser’s clients.

Periodic Review of Proxy Voting Service’s Policies and Procedures and Continued Retention of the Proxy Voting Service

The Compliance Officer will periodically review the Proxy Voting Service’s policies and procedures for:

•Adequacy in identifying, disclosing and addressing actual and potential conflicts of interest, including conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and conflicts presented by certain affiliations;

•Adequate disclosure of the Proxy Voting Service’s actual and potential conflicts of interest with respect to the services the Proxy Voting Service provides to the Adviser; and

•Adequacy in utilizing technology in delivering conflicts disclosures that are readily accessible.

The Adviser shall review periodically the proxy voting policies, procedures and methodologies, conflicts of interest and competency of the Proxy Voting Service. The Adviser will also review the continued retention of the Proxy Voting Service, including whether any relevant credible potential factual errors, incompleteness or methodological weaknesses in the Proxy Voting Service’s analysis that the Adviser is aware of materially affected the research and recommendations used by the Adviser. In addition, the Adviser will also consider the effectiveness of the Proxy Voting Service’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. This will include the Proxy Voting Service’s:

•engagement with issuers, including the Proxy Voting Service's process for ensuring that it has complete and accurate information about the issuer and each particular matter;

•process, if any, for the Adviser to access the issuer's views about the Proxy Voting Service’s voting recommendations in a timely and efficient manner;

•efforts to correct any identified material deficiencies in its analysis;

•disclosure to the Adviser regarding sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

•consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; and

•updates to its methodologies, guidelines and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

The Adviser will seek to require the Proxy Voting Service to update the Adviser regarding business changes that are material to the services provided by the Proxy Voting Service to the Adviser. The Adviser will consider whether the bases on which it made its initial decision to retain the Proxy Voting Service has materially changed, and will document such review.

At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will seek to ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Adviser to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and revise the Adviser’s policies and procedures as necessary.

III.Proxy Voting Procedures

Proxies relating to securities held in client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Adviser and not sent directly to the Proxy Voting Service, the Compliance Officer will promptly forward it to the Proxy Voting Service. In the event that (a) the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis, (b) the Compliance Officer or the Proxy Voting Service determines that the Proxy Voting Service has a conflict of interest with respect to voting a proxy, or (c) the Adviser has made a determination that it is in the best interests of the Adviser's clients for the Adviser to vote a proxy, the Adviser’s general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will:

•Keep a record of each proxy received;

•Forward the proxy to the portfolio management team;

•Determine which accounts managed by the Adviser hold the security to which the proxy relates;

•Provide the portfolio management team with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

•Absent material conflicts (see Section V below), the portfolio management team will determine how the Adviser will vote a proxy and communicate this determination to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing or otherwise submitting the proxy in a timely and appropriate manner; and

•Perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of clients for which the Adviser has proxy voting obligations against a list of votes cast by the Adviser or by the Proxy Voting Service for clients) or that the Adviser has determined that not voting for a particular client is appropriate; and

•The Proxy Voting Service will pre-populate the Adviser’s votes on the Proxy Voting Service’s electronic voting platform with the Proxy Voting Service’s recommendations based on the Adviser’s voting instructions to the Proxy Voting Service. To the extent the Adviser becomes aware that an issuer that is the subject of the Proxy Voting Service’s voting recommendation intends to file or has filed additional solicitating materials (“Additional Information”) after the Adviser has received the Proxy Voting Service’s voting recommendation but before the proxy submission deadline, and the Additional Information would reasonably be expected to affect the Adviser’s voting determination, the Adviser will consider the Additional Information prior to exercising voting authority to confirm that the Adviser is voting in its client’s best interest.

IV.Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

•For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

◦whether the proposal was recommended by management and the Adviser’s opinion of management;

◦whether the proposal acts to entrench existing management; and

◦whether the proposal fairly compensates management for past and future performance.

The Adviser will abstain from voting or affirmatively decide not to vote if the Adviser determines that abstention or not voting is in the best interests of the client. In making this determination, the Adviser will consider various factors, including, but not limited to, (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy; and (iii) regulatory restrictions related to the Adviser’s relationship with affiliates. The Adviser may determine not to vote proxies relating to securities in which clients have no position as of the receipt of the proxy (for example, when the Adviser has sold, or has otherwise closed, a client position after the proxy record date but before the proxy receipt date).

V. Conflicts of Interest

1.In the event that the Adviser is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Adviser and its clients. This examination will seek to include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or an affiliate of the Adviser.

2.If, as a result of the Compliance Officer’s examination, a determination is made that a material conflict of interest exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Adviser will generally vote the proxy in accordance with the voting guidelines. Alternatively, the Adviser may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

The Adviser may disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment

Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Adviser will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.

VI. Disclosure

a.The Adviser will disclose in its Form ADV Part 2 that clients may contact the Chief Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon; and (c) how the Adviser voted the client’s proxy.

b.A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2A, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent the Adviser’s Form ADV Part 2A) either as a separate mailing or along with periodic account statements or other correspondence sent to clients.

VII. Recordkeeping

The Compliance Officer will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. (Under the services contract between the Adviser and its Proxy Voting Service, the Proxy Voting Service will maintain the Adviser’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.Copies of this proxy voting policy and procedures, and any amendments thereto.

2.A copy of each proxy statement that the Adviser receives, provided, however, that the Adviser may rely on third parties or the SEC’s EDGAR system.

3.A record of each vote that the Adviser casts.

4.A copy of any document that the Adviser created that was material to making a decision how to vote proxies, or that memorializes the decision. (For votes that are inconsistent with the Adviser's general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained).

5.A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

VIII. Additional Procedures

Due Diligence. The Compliance Officer will periodically review a sample of proxy votes to determine whether those votes complied with these policies and procedures.

Sampling Pre-Populated Votes. The Compliance Officer will periodically assess pre-populated votes shown on the Proxy Voting Service’s electronic voting platform before such votes are cast.

Consideration of Additional Information. In addition to voting recommendations from the Proxy Voting Service, the Adviser will consider additional information related to a proposal such as a shareholder proponent’s subsequently filed additional definitive proxy materials or other relevant, material information conveyed by an issuer or shareholder proponent to the Adviser.

Higher Degree of Analysis. The Adviser will conduct a higher degree of analysis with respect to proposals that concern matters not addressed in these policies and procedures or where the matter is highly contested or controversial.

Material Inaccuracies. If the Adviser becomes aware of any material inaccuracies in the information provided by the Proxy Voting Service, the Compliance Officer will investigate the matter to determine the cause, evaluate the adequacy of the Proxy Voting Service’s control structure and assess the efficacy of the measures instituted to prevent further errors.

Annual Review. The Compliance Officer shall review, no less frequently than annually, the adequacy of these policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of its clients. As part of this review, the Compliance Officer may review a sample of votes cast (including a sample of proxy votes related to proposals requiring more issuer-specific analysis (e.g., mergers, acquisitions, dissolutions, conversions, consolidations or contested elections for directors) and controversial issues) to determine whether those votes were made in accordance with these policies and procedures. The Compliance Officer/operations department will also review the Adviser’s client disclosures (e.g., the Adviser’s Form ADV, private fund offering documentation, due diligence questionnaires and marketing materials) regarding its proxy voting policies and procedures.

Policy, Procedures and Guidelines for Goldman Sachs Asset Management’s Global Proxy Voting
2024 Edition

March 2024

For further information, please contact GSAM-Stewardship@gs.com.

Table of Contents
PART I		1
GOLDMAN SACHS ASSET MANAGEMENT POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS		1
A:	Our Approach to Proxy Voting	1
B:	The Proxy Voting Process	1
C:	Implementation	2
D:	Conflicts of Interest	3
PART II		4
GOLDMAN SACHS ASSET MANAGEMENT PROXY VOTING GUIDELINES SUMMARY		4
Region: Americas		4
1	Business Items	4
2	Board of Directors	5
3	Remuneration	9
4	Shareholders Rights and Defenses	12
5	Strategic Transactions and Capital Structures	12
6	Environmental and Social Issues.	15
Region: Europe, Middle East and Africa (EMEA) Proxy Items		19
1	Business Items	19
2	Board of Directors	20
3	Executive and Non-Executive Compensation	25
4	Shareholders Rights and Defenses	26
5	Strategic Transactions, Capital Structures and other Business Considerations	27
6	Environmental and Social Issues.	29
Region: Asia Pacific (APAC) Proxy Items		33
1	Business Items	33
2	Board of Directors	34
3	Remuneration	39
4	Shareholders Rights and Defenses	40
5	Strategic Transactions, Capital Structures and other Business Considerations	40
6	Environmental and Social Issues.	43
Region: Japan Proxy Items		47
1	Operational Items	47
2	Board of Directors	48
3	Compensation	51
4	Shareholders Rights and Defenses	52
5	Strategic Transactions, Capital Structures and other Business Considerations	52
6	Environmental and Social Issues.	54

PART I:
GOLDMAN SACHS ASSET MANAGEMENT1 POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
A: Our Approach to Proxy Voting
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B: The Proxy Voting Process
Public Equity Investments

1 For purposes of this Policy, “Global Sachs Asset Management” or “we” includes , collectively, to the public investing businesses of the following legal entities to the extent applicable:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd; Goldman Sachs Asset Management (Hong Kong) Limited.; Goldman Sachs Asset Management Co. Ltd.; Goldman Sachs Asset Management (India) Private Limited; GS Investment Strategies Canada Inc.; Goldman Sachs Asset Management Australia Pty Ltd; Goldman Sachs Services Private Limited.; Goldman Sachs Bank Europe SE; Goldman Sachs Asset Management Fund Services Limited; Aptitude Investment Management L.P.; Rocaton Investment Advisors, LLC; GSAM Strategist Portfolios, LLC; Goldman Sachs Asset Management B.V.; Goldman Sachs Asset Management Belgium S.A.; Goldman Sachs Towarzystwo Funduszy Inwestycyjnych S.A.; and Goldman Sachs Investment Management (Singapore) Ltd.
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Fundamental Equity Team
The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below). For the managed portfolios that participate in a securities lending program, GSAM will seek to recall shares that are out on loan for the purpose of voting at shareholder meetings, recognizing that the handling of such recall requests is beyond the Portfolio Management Team’s control and may not be satisfied in time for it to vote the shares in question.

Quantitative Investment Strategies (“QIS”) and Quantitative Equity Strategies (“QES”) Portfolio Management Teams

The QIS and QES Portfolio Management Teams have decided to generally follow the Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the Guidelines. The QIS and QES Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote. For managed portfolios that participate in a securities lending program, GSAM generally will not recall shares that are out on loan for the purpose of voting at shareholder meetings.

Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

External Investing Group (“XIG”) and Externally Managed Strategies

Where we place client assets with managers outside of Asset Management, for example within our XIG business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. XIG may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent XIG portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested.
C: Implementation
We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes. If the Proxy Service or Goldman Sachs Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.

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Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are generally voted in the same manner.

Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

While we seek to vote at all eligible shareholder meetings, from time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote at certain shareholder meetings.

We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.

D. Conflicts of Interest
Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
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PART II
GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY
The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

Region: Americas

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.Business Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•An auditor has a financial interest in or association with the company, and is therefore not independent;
•There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

Reincorporation Proposals

We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
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•Whether the company has the following governance features:
Majority independent board;
Independent key committees;
An annually elected board;
A majority vote standard in uncontested director elections;
The absence of a poison pill, unless the pill was approved by shareholders; and/or
Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Amend Articles of Incorporation to Provide for Officer and Director Exculpation

Generally vote FOR management proposals to amend the company's certificate of incorporation to reflect new Delaware law provisions regarding officer and director exculpation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.
Administrative Requests

Generally vote FOR non-contentious administrative management requests.

2.Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.

Voting on Director Nominees in Uncontested Elections Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
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Vote AGAINST or WITHHOLD from members of the Nominating Committee:
•At companies that do not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or is not representative relative to the board composition of companies in their market; and
•At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from a minority ethnic group;
Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have any woman directors.
.
Vote AGAINST or WITHHOLD from individual directors who:
•Sit on more than five public company boards;
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Director Independence
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:
•The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Director Accountability
Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members
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of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to violations of global norms principles and/or other significant global standards;
•Failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal,, we may still vote against the committee member(s).
•The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
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Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Compensation Committee
See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.

Nominating/Governance Committee
Generally vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:
•A company maintains a classified board structure without a sunset provision, has opted into, or failed to opt out of, state laws requiring a classified board structure or has a capital structure with unequal voting rights
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.

Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

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We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses Other Board Related Proposals (Management and Shareholder) Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.

Proposals Regarding Board Declassification

We will generally vote FOR management and shareholder proposals regarding the adoption of a declassified board structure.
Majority Vote Shareholder Proposals

We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post- election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

We will generally vote FOR shareholder proposals to restore or provide cumulative voting unless:
•The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.Executive and Non- Executive Compensation
Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:
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•AGAINST Management Say on Pay (MSOP) Proposals; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans
We will generally vote FOR management proposals on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

We will generally vote FOR management proposals for an advisory vote on executive compensation considering the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Pay practices that may result in a vote AGAINST management proposals for an advisory vote on executive compensation may include:
•A disconnect between pay and performance based on a quantitative assessment of the following: pay vs TSR (“Total Shareholder Return”) and company disclosed peers;
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives;
•Long term incentive awards consisting of less than 50% performance-based awards;
•Long term incentive awards evaluated over a time period of less than three years;
•The Board used discretion without sufficient disclosure;
•The Board changed the targets and/or performance metrics during the pay period;
•The Board awarded a multi-year guaranteed cash bonus or non-performance equity award;
•The Board retested performance goals or awarded a pay for failure pay plan;
•Lack of the Board’s response to failed MSOP vote the previous year;
•The plan allows for the single trigger acceleration of unvested equity awards and/or provides excise tax gross ups;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment or retention contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•The Board has adopted other pay practices that may increase risk to shareholders.

Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
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•Broad-based participation;
•Limits on employee contributions;
•Company matching contributions; and
•Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•Rationale for the re-pricing;
•If it is a value-for-value exchange;
•If surrendered stock options are added back to the plan reserve;
•Option vesting;
•Term of the option--the term should remain the same as that of the replaced option;
•Exercise price--should be set at fair market or a premium to market;
•Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Retention Holding Period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

Compensation Committee
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
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1.Shareholders Rights and Defenses Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•The company has a history of strong governance practices.

Special Meetings Arrangements

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.

Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•a shareholder-approved poison pill in place; or
•adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

2.Strategic Transactions and Capital Structures

Reorganizations/Restructurings
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Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
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Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals
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Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing

Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
3.Environmental and Social Issues Overall Approach
Proposals considered under this category could include, among others, requests that a company:
•Publish a report or additional information related to the company’s business and impact on stakeholders;
•Disclose policies related to specific business practices and/or services;
•Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•Whether the subject of the proposal is considered to be material to the company’s business;
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•The proponent of the proposal;
•If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
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•Whether the proposal is legally binding for the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
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•seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board meets our board composition expectations; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
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Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•The gender and racial minority representation of the company’s board.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or
•The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis

Allocation of Income

Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative
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Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Public Benefit Corporation Proposals

Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests
Generally vote FOR non-contentious administrative management requests.

2.Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

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Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•There are reservations about:
oDirector terms
oBundling of proposals to elect directors
oBoard independence
oDisclosure of named nominees
oCombined Chairman/CEO
oElection of former CEO as Chairman of the board
oOverboarded directors
oComposition of committees
oDirector independence
oNumber of directors on the board
oLack of diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee:
•At companies that do not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or is not representative relative to the board composition of companies in their market;
•At companies in the FTSE100 if the board composition does not align with the Parker review guidelines.

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence--Classification of Directors Executive Director
•Employee or executive of the company;
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•Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•Government representative;
•Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of
$10,000 per year;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;
•A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (a cooling off period may be applied);
•Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

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Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;
•Failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations

Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee

Vote AGAINST members of the Audit Committee if:

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•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:

•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and / or mandatory retirement ages for directors.

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Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.Remuneration Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.

Factors considered may include:
•Pay for Performance Disconnect;
-    We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
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•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•Remuneration structure is widely inconsistent with local market best practices or regulations

4.Shareholder Rights and Defenses Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.

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5.Strategic Transactions, Capital Structures and other Business Considerations Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
.
Vote AGAINST proposals to adopt unlimited capital authorizations.
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Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
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Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing

6.Environmental and Social Issues Overall Approach
Proposals considered under this category could include, among others, requests that a company:
•Publish a report or additional information related to the company’s business and impact on stakeholders;
•Disclose policies related to specific business practices and/or services;
•Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•Whether the subject of the proposal is considered to be material to the company’s business;
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•The proponent of the proposal;
•If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable ;

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•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the proposal is legally binding for the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:

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•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics

A company should have a clear diversity policy. Generally vote FOR proposals seeking to amend a company’s diversity policy to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board meets our board composition expectations; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap

Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
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Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see the Japan Proxy Items section.

1.Business Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or
•The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income

Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position.
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Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.

* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
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•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•There are reservations about:
oDirector terms
oBundling of proposals to elect directors
oBoard independence
oDisclosure of named nominees
oCombined Chairman/CEO
oElection of former CEO as Chairman of the board
oOverboarded directors
oComposition of committees
oDirector independence
oNumber of directors on the board
oLack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee:
•At companies that do not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or is not representative relative to the board composition of companies in their market;

Employee and /or Labor Representatives

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence--Classification of Directors Executive Director
•Employee or executive of the company;
•Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
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•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•Government representative;
•Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of
$10,000 per year;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;
•A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (a cooling off period may be applied);
•Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative
•Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Director Accountability

Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
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•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;
•Failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.

Audit Committee
Vote AGAINST members of the Audit Committee if:

•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.

•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
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•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
At companies incorporated in India, vote AGAINST Audit Committee members who are classified as promoters or beneficial owners in the company.

Remuneration Committee

See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.

Nominating/Governance Committee

Vote AGAINST members of the Nominating/Governance Committee if:
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
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Independent Board Chair (for applicable markets)

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.Remuneration Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.

Remuneration Plans

Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•Pay for Performance Disconnect;
-    We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
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•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.

Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•Remuneration structure is widely inconsistent with local market best practices or regulations

4.Shareholder Rights and Defenses Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5.Strategic Transactions, Capital Structures and other Business Considerations Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

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Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Dual Class Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
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Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

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Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing

6.Environmental and Social Issues Overall Approach
Proposals considered under this category could include, among others, requests that a company:
•Publish a report or additional information related to the company’s business and impact on stakeholders;
•Disclose policies related to specific business practices and/or services;
•Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•Whether the subject of the proposal is considered to be material to the company’s business;
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•The proponent of the proposal;
•If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the proposal is legally binding for the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues Climate Transition Plans

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Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.

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Social Issues

Board and Workforce Demographics
A company should have a clear diversity policy. Generally vote FOR proposals seeking to amend a company’s diversity policy to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board does not meet our board composition expectations; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
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We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1.Operational Items

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are concerns about the accounts presented or audit procedures used; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income

Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position;

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Virtual Meetings

Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.

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* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

2.Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.
•The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•There are reservations about:
oDirector terms
oBundling of proposals to elect directors
oBoard independence
oDisclosure of named nominees
oCombined Chairman/CEO
oElection of former CEO as Chairman of the board
oOverboarded directors
oComposition of committees
oDirector independence
oNumber of directors on the board
oLack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.

Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.

Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their
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board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.

Vote AGAINST members of the Nominating Committee if the board is not representative relative to the board composition of companies in their market. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.

Director Independence--Classification of Directors Inside Director
•Employee or executive of the company;
•Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is/was also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•Individuals who are employees or were previously employed at main lenders/banks of the company;
•Relative of a current employee of the company or its affiliates;
•Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•Any director who has served at a company as an outside director for 12 years or more;
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent Non-Executive Directors (independent outsider)
•No material connection, either directly or indirectly, to the company other than a board seat.
At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two independent outside directors or less than 1/3 of the board consists of independent outside directors. Additionally, if the company is a member of the TOPIX 100 index, vote AGAINST top executives when less than 1/2 of the board consists of outside directors.

At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.

At companies adopting a U.S.-type three committee structure, vote AGAINST members of the Nominating Committee when less than a majority of the board consists of independent outside directors.
At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.

Director Accountability
Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of
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laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.

•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;
•Failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Voting on Director Nominees in Contested Elections

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed;
•Whether minority or majority representation is being sought.

Other Board Related Proposals (Management and Shareholder)

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
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Independent Board Chair
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.

Statutory Auditor Elections Statutory Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors” Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
3.Compensation Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.
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Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY- CASE basis.

Vote AGAINST proposals to indemnify auditors.
4.Shareholder Rights and Defenses

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti- takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.

5.Strategic Transactions and Capital Structures Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

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Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans

We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing.
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6.Environmental and Social Issues Overall Approach
Proposals considered under this category could include, among others, requests that a company:
•Publish a report or additional information related to the company’s business and impact on stakeholders;
•Disclose policies related to specific business practices and/or services;
•Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•Whether the subject of the proposal is considered to be material to the company’s business;
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•The proponent of the proposal;
•If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the proposal is legally binding for the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward; and
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.

Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

54

•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.

Environmental Sustainability Reporting

Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals

Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.

Social Issues

Board and Workforce Demographics
A company should have a clear diversity policy. Generally vote FOR proposals seeking to amend a company’s diversity policy to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board meets our board composition expectations; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
55

Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
56

GPS FUNDS I

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)		Declaration of Trust

(1)
Certificate of Trust as filed with the Secretary of State of Delaware on January 2, 2001 was previously filed with Registrant’s Initial Registration on Form N-1A with the SEC on January 9, 2001, and is incorporated by reference.

(2)
Agreement and Declaration of Trust dated January 8, 2001 was previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001, and is incorporated by reference.

(3)
AssetMark Funds Officer’s Certificate dated October 4, 2006, certifying that the eight initial series of shares of the Trust were designated and established at an organizational meeting of the Board of Trustees of the Trust held on March 29, 2001, was previously filed with Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A with the SEC on January 31, 2007, and is incorporated by reference.

(4)
AssetMark Funds Officer’s Certificate dated January 31, 2007, certifying that the five additional series of shares of the Trust were created and established by written consent of the Board of Trustees as of January 31, 2007, was previously filed with Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A with the SEC on May 29, 2007, and is incorporated by reference.

(5)
GPS Funds I Officer’s Certificate dated March 24, 2011, certifying that an additional series of the Trust was created and established at a meeting of the Board of Trustees as of September 2, 2010, was previously filed with Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A with the SEC on March 29, 2011, and is incorporated by reference.

(b)		Bylaws

(1)
Bylaws dated January 8, 2001 were previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001, and are incorporated by reference.

(c)		Instruments Defining Rights of Security Holders

See Articles III, V and VI of the Registrant’s Agreement and Declaration of Trust previously filed with the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001, and incorporated by reference.

See also, Article II of the Registrant’s Bylaws, previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A with the SEC on April 12, 2001, and incorporated by reference.

(d)		Investment Advisory Agreements

(1)
Investment Advisory Agreement between the Registrant and AssetMark, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A with the SEC on July 31, 2017, and is incorporated by reference.

(2)
Form of Sub-Advisory Agreement for the Registrant’s Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund, and World-ex-US Fund between AssetMark, Inc. and Goldman Sachs Asset Management, L.P. was previously filed with Registrant’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A with the SEC on July 31, 2017, and is incorporated by reference.

(a)
Amendment No. 1 to Sub-Advisory Agreement for the Registrant’s Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund, and World-ex-US Fund between AssetMark, Inc. and Goldman Sachs Asset Management, L.P.was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(3)
Sub-Advisory Agreement for the Registrant’s Core Fixed Income Fund between AssetMark, Inc. and Wellington Management Company LLP was previously filed with Registrant’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A with the SEC on July 31, 2017, and is incorporated by reference.

(4)
Amendment to the Investment Advisory Agreement between the Registrant and AssetMark, Inc. was previously filed with Registrant's Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A with the SEC on July 28, 2021, and is incorporated by reference.

(e)			Underwriting Agreements

(1)
Form of Distribution Agreement between the Registrant and AssetMark Brokerage®, LLC was previously filed with Registrant’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A with the SEC on July 31, 2017, and is incorporated by reference.

(2)
Amendment to the Distribution Agreement between the Registrant and AssetMark Brokerage®, LLC was previously filed with Registrant's Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A with the SEC on July 28, 2021, and is incorporated by reference.

(f)			Bonus or Profit Sharing Contracts

Not Applicable.

(g)			Custodian Agreements

(1)
Amended and Restated Custody Agreement between the Registrant and U.S. Bank, N.A. was previously filed with Registrant’s Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A with the SEC on July 31, 2018, and is incorporated by reference.

(2)
First Amendment to the Amended and Restated Custody Agreement between the Registrant and U.S. Bank, N.A. was previously filed with Registrant's Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A with the SEC on July 30, 2020, and is incorporated by reference.

(3)
Second Amendment to the Amended and Restated Custody Agreement between the Registrant and U.S. Bank, N.A. was previously filed with Registrant's Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A with the SEC on July 28, 2021, and is incorporated by reference.

(h)			Other Material Contracts

(1)
Amended and Restated Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A with the SEC on July 31, 2018, and is incorporated by reference.

(2)
Addendum to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

	(a)	Amended and Restated Addendum to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC- Filed Herewith.

(3)
First Amendment to the Amended and Restated Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant's Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A with the SEC on July 30, 2020, and is incorporated by reference.

(4)
Second Amendment to the Amended and Restated Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant's Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A with the SEC on July 28, 2021, and is incorporated by reference.

(5)
Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A with the SEC on July 31, 2018, and is incorporated by reference.

(6)
First Amendment to the Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant's Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A with the SEC on July 30, 2020, and is incorporated by reference.

(7)
Second Amendment to the Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant's Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A with the SEC on July 28, 2021, and is incorporated by reference.

(8)
Amended and Restated Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant’s Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A with the SEC on July 31, 2018, and is incorporated by reference.

(9)
First Amendment to the Amended and Restated Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant's Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A with the SEC on July 30, 2020, and is incorporated by reference.

(10)
Second Amendment to the Amended and Restated Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Registrant's Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A with the SEC on July 28, 2021, and is incorporated by reference.

(11)
Fourth Amended and Restated Administrative Services Agreement between the Registrant and AssetMark, Inc. was previously filed with Registrant's Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A with the SEC on July 28, 2021, and is incorporated by reference.

(12)
Fee Waiver Agreement between the Registrant and AssetMark, Inc. was previously filed with Registrant’s Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A with the SEC on July 31, 2017, and is incorporated by reference.

(13)
Amendment to Expense Limitation Agreement between Registrant and AssetMark, Inc. was previously filed with Registrant's Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A with the SEC on July 28, 2021, and is incorporated by reference.

(14)		RESERVED.

(15)
ALPS ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended ALPS ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(16)
BlackRock iShares Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended Blackrock iShares Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(17)
DBX ETFs Rule 12d1-4 Fund of Funds Investment agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended DBX ETFs Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(18)
FlexShares Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended FlexShares Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(19)
FT ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended FT ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(20)
Global X Fund Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended Global X Fund Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(21)		Invesco Rule 12d1-4 Fund of Funds Investment Agreement - Filed Herewith.

(22)
Invesco QQQ Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended Invesco QQQ Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(23)
JP Morgan Exchange-Traded Fund Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
JP Morgan Exchange-Traded Fund Rule 12d1-4 Fund of Funds Investment Agreement- Schedule A was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(1)
Amended JP Morgan Exchange-Traded Fund Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(24)
KraneShares Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

	(a)	Amendment No. 1 KraneShares Trust Rule 12d1-4 Fund of Funds Investment Agreement - Filed Herewith.

(b)
Amendment KraneShares Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(25)
MidCap SPDR Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended MidCap SPDR Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(26)
ProShares Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended Proshares Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(27)
Schwab Strategic Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended Schwab Strategic Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(28)
Select Sector SPDR Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

	(a)	Amended Select Sector SPDR Trust Rule 12d1-4 Fund of Funds Investment Agreement - Filed Herewith.

(29)
SPDR Trusts Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended SPDR Trusts Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(30)
SPYDIA Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended SPYDIA Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(31)
VanEck ETF Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Amended VanEck ETF Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(32)
Vanguard Funds Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Vanguard Funds Rule 12d1-4 Fund of Funds Investment Agreement- Schedule A was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(1)
Amended Vanguard Funds Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(33)
Wisdomtree Trust Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(a)
Wisdomtree Trust First Amendment Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant's Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A with the SEC on July 28, 2022, and is incorporated by reference.

(b)
Wisdomtree Trust Second Amendment Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(c)
Wisdomtree Trust Third Amendment Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

(d)
Wisdomtree Trust Fourth Amendment Rule 12d1-4 Fund of Funds Investment Agreement was previously filed with Registrant’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A with the SEC on July 27, 2023, and is incorporated by reference.

		(e)	Wisdomtree Trust Fifth Amendment Rule 12d1-4 Fund of Funds Investment Agreement- Filed Herewith.

		(f)	Wisdomtree Trust Sixth Amendment Rule 12d1-4 Fund of Funds Investment Agreement- Filed Herewith.

(i)			Opinion and Consent of Counsel

(1)
Legal Opinion and Consent of Stradley, Ronon Stevens & Young, LLP, counsel to the Registrant, was previously filed with Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A with the SEC on October 28, 2005, and is incorporated by reference.

(2)
Legal Opinion of Stradley, Ronon Stevens & Young, LLP, counsel to the Registrant, relating to the Service Shares of the Trust was previously filed with Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A with the SEC on May 29, 2007, and is incorporated by reference.

(j)			Other Opinions

	(1)		Consent of Independent Registered Public Accounting Firm – Filed Herewith.

	(2)		Power of Attorney – Filed Herewith.

(k)			Omitted Financial Statements

Not Applicable.

(l)			Initial Capital Agreements

(1)
Agreement Relating to Initial Capital was previously filed with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 10, 2001, and is incorporated by reference.

(m)			Rule 12b-1 Plan

Not Applicable.

(n)		Amended and Restated Rule 18f-3 Plan - Filed Herewith.

(o)		Reserved.

(p)		Code of Ethics

	(1)	Code of Ethics of Registrant, AssetMark, Inc. and AssetMark Brokerage®, LLC - Filed Herewith.

	(2)	Code of Ethics for Wellington Management Company LLP - Filed Herewith.

(3)
Code of Ethics for Goldman Sachs Asset Management, L.P. was previously filed with Registrant's Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A with the SEC on July 30, 2020, and is incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

Article VII, Section 1 of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Business Trust Act, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent of the Trust; and Investment Adviser, Principal Underwriter or placement agent of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  Nothing herein contained shall limit the liability of any agent from or against any liability to the Trust or any Shareholder to which such agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective duties to the Trust or the Shareholders.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of the Investment Advisor.

Other business, profession, vocation or employment of a substantial nature in which each director, partner or principal officer of each Investment Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

AssetMark, Inc. (the “Advisor”)

The Advisor is the investment advisor to each of the Registrant’s series, which currently consist of: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, and GuideMark® Core Fixed Income Fund (the “Funds”).  The principal business address of the Advisor is 1655 Grant Street, 10th Floor, Concord, California 94520.  The Advisor is an investment advisor registered under the Investment Advisers Act of 1940 (the “Advisers Act”).  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-56323), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Goldman Sachs Asset Management

Goldman Sachs Asset Management is a sub-advisor to the Registrant’s GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund. The principal business address of Goldman Sachs Asset Management is 200 West Street, New York, New York 10282. Goldman Sachs Asset Management is an investment advisor registered under the Advisers Act.  Additional information as to Goldman Sachs Asset Management and the directors and officers of Goldman Sachs Asset Management is included in Goldman Sachs Asset Management’s Form ADV filed with the Commission (File No. 801-37591), which is incorporated herein by reference and sets forth the officers and directors of Goldman Sachs Asset Management and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management is the subadvisor to the Registrant’s GuideMark® Core Fixed Income Fund.  The principal business address of Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management Company LLP is an investment adviser registered under the Advisers Act. During the last two fiscal years, no partner of Wellington Management Company LLP, the Fund’s investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.  Additional information as to Wellington Management and the directors and officers of Wellington Management is included in Wellington Management’s Form ADV filed with the Commission (File No. 801-15908), which is incorporated herein by reference and sets forth the officers and directors of Wellington Management and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32. Principal Underwriter.

(a)    AssetMark Brokerage®, LLC (“AssetMark Brokerage”), located at 1655 Grant Street, 10th Floor, Concord, California 94520, serves as principal underwriter for the following other investment companies:

    GPS Funds II

(b)    The information required by this Item 32 with respect to each director and officer of AssetMark Brokerage is incorporated herein by reference to Schedule A of Form BD filed by AssetMark Brokerage pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-69391).

(c)    Not Applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in the following locations:

Records Relating to:
Are located at:

Registrant’s Investment Advisor:

AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, California 94520

Registrant’s Fund Accountant,
Administrator and Transfer Agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Registrant’s Custodian:
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Registrant’s Distributor:
AssetMark Brokerage®, LLC
1655 Grant Street, 10th Floor
Concord, California 94520

Registrant’s Investment Sub-Advisors:

Goldman Sachs Asset Management, LP
200 West Street
New York, New York 10282

Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210

Item 34. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35. Undertakings.
The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Concord, and State of California, on July 26, 2024.

GPS FUNDS I

By: /s/ Carrie E. Hansen
Carrie E. Hansen, President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Carrie E. Hansen	President, Trustee and Chairman	July 26, 2024
Carrie E. Hansen

David M. Dunford*	Trustee	July 26, 2024
David M. Dunford

Paul S. Feinberg*	Trustee	July 26, 2024
Paul S. Feinberg

Dennis G. Schmal*	Trustee	July 26, 2024
Dennis G. Schmal

/s/ Patrick R. Young	Treasurer	July 26, 2024
Patrick R. Young

*By:    /s/ Carrie E. Hansen
Carrie E. Hansen
Attorney-in-Fact pursuant to Power of Attorney Filed Herewith.

Exhibit No.	GPS Funds I - Description of Exhibits
(h)(2)(a)	Amended and Restated Addendum to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC
(h)(21)	Invesco Rule 12d1-4 Fund of Funds Investment Agreement
(h)(24)(a)	Amendment No.1 KraneShares Trust Rule 12d1-4 Fund of Funds Investment Agreement
(h)(28)(a)	Amended Select Sector SPDR Trust Rule 12d1-4 Fund of Funds Investment Agreement
(h)(33)(e)	Wisdomtree Trust Fifth Amendment Rule 12d1-4 Fund of Funds Investment Agreement
(h)(33)(f)	Wisdomtree Trust Sixth Amendment Rule 12d1-4 Fund of Funds Investment Agreement
(j)(1)	Consent of Independent Registered Public Accounting Firm
(j)(2)	Power of Attorney
(n)	Amended and Restated Rule 18f-3 Plan
(p)(1)	Code of Ethics of Registrant, AssetMark, Inc. and AssetMark Brokerage®, LLC
(p)(2)	Code of Ethics for Wellington Management Company LLP